Exhibit 10.3

AGREEMENT OF SUBLEASE (NYT)

By and Between

THE NEW YORK TIMES BUILDING LLC,

Landlord,

And

NYT REAL ESTATE COMPANY LLC

Tenant

Dated as of: December 12, 2001

i

v

ARTICLE XXIV COVENANTS BINDING

Section 24.1 Covenants Binding	127

ARTICLE XXV ENTIRE AGREEMENT; NO WAIVER

Section 25.1 Entire Agreement	128
Section 25.2 No Waiver	128

ARTICLE XXVI NO MERGER

Section 26.1 No Merger	129

ARTICLE XXVII ENCUMBRANCES

Section 27.1 Encumbrances	130

ARTICLE XXVIII CONSENTS; APPROVALS

Section 28.1 Reasonable Standard	131
Section 28.2 No Damages	131
Section 28.3 Deemed Consent	131

ARTICLE XXIX NON-DISCRIMINATION AND AFFIRMATIVE ACTION

Section 29.1 Incorporation by Reference	133

ARTICLE XXX REPRESENTATIONS, WARRANTIES AND COVENANTS, AND OTHER AGREEMENTS

Section 30.1 Representations and Warranties	134
Section 30.2 Possession	135
Section 30.3 Covenants of Tenant	135
Section 30.4 Public Amenity	135
Section 30.5 Other Agreements	139

ARTICLE XXXI PERMITTED FINANCING

Section 31.1 Recognized Mortgage	140
Section 31.2 Right and Time to Cure	141
Section 31.3 Notice to Landlord	141

SCHEDULES

SCHEDULE 1	PILOT SCHEDULE

EXHIBITS

EXHIBIT A	THE PROJECT DOCUMENTS
EXHIBIT B	APPROVED CERTIFIED PUBLIC ACCOUNTING FIRMS
EXHIBIT C	FORM OF COLLATERAL ASSIGNMENT
EXHIBIT D	FORM OF CONDOMINIUM DECLARATION
EXHIBIT E-l	DESIGN, CONSTRUCTION AND MAINTENANCE REQUIREMENTS FOR CONSTRUCTION OF BRIDGES AND FENCING
EXHIBIT E-2	HISTORIC PRESERVATION PROTECTION PLAN FOR CONSTRUCTION ADJACENT TO HISTORIC STRUCTURES
EXHIBIT E-3	STREETSCAPE IMPROVEMENT DESIGN PROGRAMS
EXHIBIT E-4	DISPLAY AND SIGNAGE REQUIREMENTS
EXHIBIT E-5	USE AND OPERATING PROGRAMS
EXHIBIT E-6	ARCHITECTURAL REQUIREMENTS
EXHIBIT E-7	SITE SAFETY PROGRAM
EXHIBIT F-1	DEMISED PREMISES
EXHIBIT F-2	THE LAND
EXHIBIT G	PERMITTED ENCUMBRANCES
EXHIBIT H	FORM OF NOTICE OF UNREIMBURSED ESAC
EXHIBIT I	APPROVED MAJOR CONTRACTORS
EXHIBIT J	STATEMENT OF ENGINEER OR ARCHITECT
EXHIBIT K	FORM OF NONDISTURBANCE AGREEMENT
EXHIBIT L	[INTENTIONALLY OMITTED]
EXHIBIT M	FORM OF NOTICE OF DEFAULT
EXHIBIT N	FORM OF SECOND NOTICE OF DEFAULT
EXHIBIT O	NON-DISCRIMINATION AND AFFIRMATIVE ACTION
EXHIBIT P	STRUCTURE OF TENANT
EXHIBIT Q	LIST OF NFP USERS
EXHIBIT R	FORM OF MEMORANDUM OF LEASE

This AGREEMENT OF SUBLEASE (this “Lease”), is made as of the 12th day of December, 2001, by and between THE NEW YORK TIMES BUILDING LLC (“NYTB”), a New York limited liability company, having an office at c/o The New York Times Company, 229 West 43rd Street, New York, New York 10036, as Landlord, and NYT REAL ESTATE COMPANY LLC (“Tenant”), a New York limited liability company, having an office at c/o The New York Times Company, 229 West 43rd Street, New York, New York 10036.

W I T N E S S E T H :

WHEREAS, ESDC and the City have developed, and are in the process of implementing, a rehabilitation and renewal plan for an area of midtown Manhattan surrounding West 42nd Street between Broadway and Eighth Avenue, known as the 42nd Street Development Project (the “42nd Street Project”);

WHEREAS, in furtherance of the 42nd Street Project, ESDC has agreed to commence proceedings to obtain fee title to the Property pursuant to the Condemnation;

WHEREAS, promptly after ESDC obtains fee title to the Property, ESDC will convey (a) to 42DP an estate on limitation in the Property, and (b) to the City a reversionary estate in the Property;

WHEREAS, Landlord (as hereinafter defined) and Tenant acknowledge that the goals of the 42nd Street Project include (i) development of the 42nd Street Project area’s commercial and retail potential, fostering a lively, healthy street ambience and supporting the City’s policy of fostering an environment that encourages the expansion of the midtown Manhattan office area, (ii) expansion of the 42nd Street Project area’s economic contribution to New York City as a whole, both through increased revenues to the City and expanded private investment and employment opportunities, and (iii) restoration of the 42nd Street Project area’s role as a positive influence on the adjacent communities;

WHEREAS, Landlord and Tenant further acknowledge that it is their intent that the Demised Premises and the Common Elements be operated and maintained in accordance with this Lease to further the goals of the 42nd Street Project;

WHEREAS, ESDC, 42DP, Landlord, Tenant, NYCEDC, the City and certain other parties are, as applicable, contemporaneously herewith entering into the documents listed on Exhibit A attached hereto (the “Project Documents”);

WHEREAS, Landlord and Tenant wish to provide for the operation and maintenance of the Demised Premises and the Common Elements;

WHEREAS, 42DP and Landlord, on the date hereof, entered into that certain Agreement of Lease in respect of the Property (such ground lease, as may be amended or otherwise modified prior to the Lease Assignment Date, the “Initial Ground Lease”; and such ground lease, as may be amended or otherwise modified from time to time hereafter, the “Ground Lease”);

WHEREAS, on or after the Substantial Completion Date, it is contemplated that (i) the Initial Ground Lease will be amended pursuant to an amendment substantially in the form of Exhibit D attached to the Initial Ground Lease, (ii) Landlord’s leasehold interest in the Property under the Ground Lease will be subjected to a condominium regime pursuant to the Condominium Act, and (iii) Landlord’s interest in this Lease will be assigned to 42DP;

WHEREAS, the parties intend that Tenant have all of the rights and obligations of the Unit Owner (as defined and described in the Condominium Declaration) as they relate to the Demised Premises and the Common Elements, including without limitation, the right to control the Units (as defined and described in the Condominium Declaration) that correspond to the space comprising the Demised Premises under this Lease, subject and pursuant to the Condominium Declaration; and

WHEREAS, Tenant wishes to hire and to take from Landlord, and Landlord wishes to lease and to demise to Tenant, the Demised Premises, together with an undivided interest in the Common Elements.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS; CONSTRUCTION OF TERMS

Section 1.1 Definitions. (a) The terms defined in this Section 1.1 shall, for all purposes of this Lease and all agreements supplemental hereto, have the meanings herein specified, unless specifically stated otherwise:

(i)               “$2,000,000+ Alteration” has the meaning set forth in Section 9.5(a) hereof.

(ii)              “42DP” means 42nd St. Development Project, Inc., a subsidiary of New York State Urban Development Corporation d/b/a Empire State Development Corporation (“ESDC”), a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, 33rd floor, New York, New York 10017.

(iii)             “AAA” has the meaning set forth in Section 16.2(a) hereof.

(iv)             “Acceptable Guarantor” means a Person having (A) a net worth, on the date of the depositing of such security, of at least $50,000,000, as Adjusted for Inflation from the date hereof and (B) a debt rating of at least “A” from Standard and Poors or the equivalent rating from another nationally recognized rating agency.

(v)              “Accounting Principles” means, from time to time, the then generally accepted accounting practices, consistently applied on a “cash basis”.

(vi)             “Adjusted for Inflation” means, with respect to any sum, that there shall be added to such sum (as the same may have been previously adjusted), beginning on the date hereof unless otherwise specified, on an annual or such other basis as may be specified in this Lease (such annual or other period, the “Specified Interval”), an amount equal to the product of (A) such sum (as the same may have been previously adjusted) and (B) a fraction (1) the numerator of which is the difference between [a] the Consumer Price Index for the calendar month immediately preceding the calendar month in which the Specified Interval for which such calculation is being made ended and [b] the Consumer Price Index for the calendar month immediately preceding the calendar month in which the immediately preceding Specified Interval ended (or, if such date would be prior to the date hereof, the calendar month in which the date hereof occurs) (the “Measuring Month”), and (2) the denominator of which is the Consumer Price Index for the Measuring Month; provided, however, (i) if for any Specified Interval the difference between the index numbers in clauses [a] and [b] above is less than zero (0), such numerator shall be deemed to be zero (0) for purposes of calculating the applicable adjustment, and (ii) the applicable adjustment for the Specified Interval immediately following a Specified Interval in which the preceding clause (i) shall have been applicable shall be determined by replacing clause [b] above in its entirety with the following: “[b] the Consumer Price Index for the calendar month immediately preceding the calendar month in which the Last Positive Specified Interval (as hereinafter defined) ended. The “Last Positive Specified Interval” shall mean the last Specified Interval prior to the date of the applicable determination hereunder for which the difference between the index numbers, determined in accordance with clause [a] above and this clause [b] prior to being altered due to the triggering of this proviso, was more than zero (0)”.

(vii)            “Adjusted Gross Revenues” means all (A) revenues, receipts and income of whatever kind and nature of Tenant or any Related Entity, as determined in accordance with Accounting Principles, in any Lease Year, generated from the ownership, operation, leasing, use or occupancy of the PA Retail Space (but only if the PA Retail Space equals or exceeds 5,000 Square Feet) including (1) license fees or other amounts received from any subtenant of such Retail Space or its affiliate for the right to maintain signage on the facade of the Improvements (but not from the granting of such signage rights to any third party), (2) rentals, fees or other payments from Subtenants (subject to clause (9) below), including any common area maintenance and operating expense, but specifically excluding payments received in reimbursement of utility, PILOT, Theater Surcharge or BID payments made by Tenant, or any Related Entity, (3) the proceeds of insurance received by Tenant with respect to business interruption or rent insurance (but not liability or casualty insurance received by Tenant), (4) security and other deposits which secure other revenues, receipts or income qualifying as Adjusted Gross Revenues when and to the extent Tenant, after the final resolution of any Subtenant dispute over whether Tenant has the right to retain such security and other deposits, either has the right to retain the same or Tenant has no obligation to refund the same (and excluding security and other deposits to the extent applied by Tenant to reimburse Tenant for reasonable costs incurred in remedying a non-monetary default by the provider of such security or deposit), (5) interest or other investment income earned from time to time by Tenant on deposits or other revenues, receipts or income qualifying as Adjusted Gross Revenues, (6) amounts recovered in any legal action or proceeding or settlement thereof which reimburses Tenant for a loss of revenues, receipts or income qualifying as Adjusted Gross Revenues (and excluding any such amounts to the extent reimbursing Tenant for reasonable costs incurred in remedying a non-monetary default by the defendant in such action), (7) construction fees from the performance by Tenant or any Related Entity of construction or construction management services for Subtenants, but only to the extent such fees exceed customary amounts (and excluding such fees to the extent they do not exceed such customary amounts), (8) leasing or brokerage commissions paid to Tenant or any Related Entity in connection with the entering into of a Sublease or the renewal thereof or the expansion of the Demised Space thereunder, but only to the extent Tenant or such Related Entity is not the procuring broker, or if Tenant or such Related Entity is the procuring broker, only to the extent such commissions exceed customary amounts (and excluding such commissions to the extent they do not exceed such customary amounts), and (9) with respect to any Related Entity that is a Subtenant in possession and actual use of its Demised Space, the greater of [a] the rentals, fees or other payments made to Tenant by such Subtenant, including any common area maintenance and operating expense, but specifically excluding payments received in reimbursement of utility, PILOT, Theater Surcharge or BID payments made by Tenant and [b] the fair market rental value of such Demised Space (and with respect to a Related Entity that is a Subtenant not in possession and actual use of its Demised Space, all revenues, receipts and income of whatever kind and nature of such Related Entity generated from the Demised Premises, as provided above, shall be included in Adjusted Gross Revenues) less (B) refunds made upon transactions included within the revenues described in clause (A) above. “Adjusted Gross Revenues” shall not include any management fee in a customary amount paid by Tenant to any Related Entity to manage the Demised Premises.

(viii)           “Administrative Fee” has the meaning set forth in Section 3.6 hereof.

(ix)             “Allocated Square Feet” has the meaning set forth in Section 1.1(cclxi) hereof, the definition of Total Taxable Square Feet Certificate.

(x)              “Alteration” means every alteration, installation, improvement, addition, removal, demolition or other physical change in or about any portion of the Demised Premises or the Common Elements (or applicable portion thereof); provided, however, that no Interior Construction Work shall constitute an Alteration.

(xi)             “Alterations Certification” has the meaning set forth in Section 9.7 hereof.

(xii)            “Alteration Plans and Specifications” means the plans and specifications for any Alteration that have been submitted to and approved by Landlord in accordance with Section 9.5 hereof with such modifications after such approval as shall have been consented to by Landlord in accordance herewith. All proposed Alterations Plans and Specifications submitted to Landlord shall (A) comply with the applicable requirements of DUO, and (B) be in such detail, including elevations and sections, as Landlord may reasonably request.

(xiii)           “Applicable Judgments” means all judgments, court orders and injunctions applicable to or affecting the Demised Premises, this Lease or the Common Elements, now or hereafter existing.

(xiv)           “Appointment Date” has the meaning set forth in Section 16.2(a) hereof or Section 16.3(a) hereof, as applicable.

(xv)            “Approved Schematic Design Plans” means those certain Schematic Design Plans approved in accordance with Section 6.2(a)(ii) of the Initial Ground Lease.

(xvi)           “Arbitration Notice” has the meaning set forth in Section 16.2(a) hereof.

(xvii)          “Arbitrator” has the meaning set forth in Section 16.2(a) hereof.

(xviii)         “Architect” means the Design Architect and any other registered architect or architectural firm selected by Tenant and/or any Subtenant and, if required pursuant to the terms of this Lease, approved by Landlord in accordance with this Lease.

(xix)            “Architect’s Certification” means a certification, executed by an Architect or an Engineer, made to Landlord.

(xx)             “Argent” has the meaning set forth in Section 33.2(a) hereof.

(xxi)            “Assignment” means the sale, exchange, assignment or other disposition, whether by operation of law or otherwise, of all or any portion of Tenant’s interest in this Lease or the leasehold estate created hereby.

(xxii)           “Auditorium” has the meaning set forth in Section 30.4(b)(i) hereof.

(xxiii)          “BID” means a Business Improvement District or any successor in function.

(xxiv)         “Brokers” has the meaning set forth in Section 33.2 hereof.

(xxv)          “Budgeted Lobby Sublease Space Construction Costs” has the meaning set forth in Section 34.2(a) hereof.

(xxvi)         [INTENTIONALLY OMITTED]

(xxvii)        “Budgeted Roof Top Garden Construction Costs” has the meaning set forth in Section 34.2(b) hereof.

(xxviii)       “Business Day” means any day which is not a Saturday, a Sunday or a day observed as a holiday by the City or the State of New York or the federal government of the United States of America.

(xxix)          [INTENTIONALLY OMITTED]

(xxx)           “Casualty” has the meaning set forth in Section 11.1(a) hereof.

(xxxi)          “Certified Public Accountant” means (A) any of the firms set forth on Exhibit B attached hereto, or (B) any other reputable and disinterested certified public accounting firm with more than seventy-five (75) Principals.

(xxxii)         “Charges” means all of the amounts payable by Tenant pursuant to this Lease, including, but not limited to, PILOT, Percentage Rent, Theater Surcharge, additional charges, and any other sums, costs, expenses, or deposits which Tenant is obligated, pursuant to any of the provisions of this Lease, to pay to and/or deposit with Landlord.

(xxxiii)        “City” means The City of New York, a municipal corporation.

(xxxiv)        “Claims” means all liabilities (statutory or otherwise), obligations, claims, demands, damages, penalties, causes of action, costs, expenses (including attorneys’ fees and expenses), losses and injuries in any manner relating to or arising with respect to the subject matter of any indemnity granted herein, including any enforcement of any such indemnity by the indemnified party; provided, however, “Claims” shall not include any of the foregoing to the extent arising directly from disputes between Landlord and Tenant under this Lease except to the extent that any such dispute between Landlord and Tenant arises from enforcement of any such indemnity by the indemnified party.

(xxxv)         “Collateral Assignment” means that certain Collateral Assignment in the form attached hereto as Exhibit C.

(xxxvi)        “Collection Agent” means the Person designated in accordance with the Project Agreement to collect rents and other amounts payable hereunder, and such Person’s successors and assigns.

(xxxvii)       “Common Elements Leaseable Space” has the meaning set forth in Section 34.1(c) hereof.

(xxxviii)      “Commencement Date” means the date hereof.

(xxxix)        “Common Elements” shall initially mean the Core and Shell (as defined in the Initial Ground Lease); provided, however, that from and after the Lease Assignment Date, “Common Elements” shall have the meaning set forth in the Condominium Declaration (it being acknowledged that “Common Elements” shall not include any Limited Common Elements (as defined in the Condominium Declaration), but shall expressly include the Common Elements Leaseable Space).

(xl)             “Comptroller” has the meaning set forth in Section 3.13(a) hereof.

(xli)            “Condemnation” means the “Proceeding” as such term is defined in the Site 8 South LADA.

(xlii)           “Condemnation Restoration” has the meaning set forth in Section 12.3(a) hereof.

(xliii)          “Condominium Act” means Article 9-B of the Real Property Law of the State of New York or any statute enacted in lieu thereof.

(xliv)          “Condominium Association” means the condominium association established pursuant to the Condominium Documents.

(xlv)           “Condominium Association Assumption Agreement” means that certain Assumption Agreement, dated as of the Lease Assignment Date, entered into by the Condominium Association.

(xlvi)     “Condominium By-Laws” means the by-laws annexed to the Condominium Declaration, together with all amendments, modifications and supplements thereto.

(xlvii)         “Condominium Declaration” means the instrument by which Landlord’s leasehold estate in the Property as Tenant under the Ground Lease is subjected to the Condominium Act, in the form attached hereto as Exhibit D, together with all amendments, modifications and supplements thereto.

(xlviii)        “Condominium Documents” means the Condominium Declaration, the Condominium By-Laws and any other documents executed or recorded in connection with subjecting the Property to the Condominium Act.

(xlix)           “Constitutive Documents” means Tenant’s organizational documents, including (A) the operating agreement of Tenant, (B) the operating agreement of any member of Tenant, (C) the articles of organization of Tenant and (D) any modifications to the foregoing.

(l)               “Consumer Price Index” means the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York - Northern New Jersey - Long Island, NY-NJ-CT area, All Items (1982-1984 = 100), or any successor index thereto, appropriately adjusted. If the Consumer Price Index ceases to be published, and there is no successor thereto, such other index as Landlord and Tenant agree upon, each acting reasonably, as appropriately adjusted, shall be substituted for the Consumer Price Index. If the Consumer Price Index ceases to use 1982-1984 = 100 as the basis of calculation, the Consumer Price Index shall be adjusted accordingly.

(li)              “Continuation Notice” has the meaning set forth in Section 31.6(i)(ii) hereof.

(lii)             “Control” has the meaning indicated in the definition of Control Affiliate.

(liii)            “Control Affiliate” means any Person controlling, controlled by or under common control with another Person, and for the purposes hereof no Person shall be deemed to control any other Person unless more than fifty percent (50%) of such controlled Person is owned beneficially by the controlling person or entity.

(liv)            “Conviction” has the meaning set forth in Section 13.10(d)(2) hereof.

(lv)             “Court” has the meaning set forth in Section 16.2(a) hereof.

(lvi)            “CPLR” has the meaning set forth in Section 16.2(b)(i) hereof.

(lvii)     “Customary” or “customary” when used in respect of fees, commissions or other payments for services performed or materials furnished, means the amount customarily and reasonably paid in arm’s length transactions to an unaffiliated third party for the performance of the applicable service or the provision of the applicable material in multi-tenant office developments situated in Manhattan.

(lviii)          “Date of Taking” has the meaning set forth in Section 12.2 hereof.

(lix)            “Default” means (A) the failure of any party hereto to perform or complete any Obligations as required hereunder and in accordance herewith, after receipt of any applicable First Default Notice (but without regard to any cure period in respect thereof), and (B) any other matter expressly identified as a Default hereunder.

(lx)             “Delivery Date” means the Delivery Date determined in accordance with the Initial Ground Lease.

(lxi)            “Demised Premises” means initially the space in the Property described on Exhibit F-1 attached hereto as “NYTC OFFICE” and “SPU”; provided, however, that from and after the Lease Assignment Date, “Demised Premises” shall mean the Units (as defined in the Condominium Declaration) which correspond in all material respects to such space, excluding any interest owned by Tenant in the Common Elements but expressly including the Limited Common Elements (as defined in the Condominium Declaration) appurtenant to such Units.

(lxii)           “Demised Space” means the portion of the Property in which a Subtenant has an interest pursuant to a Sublease, including, without limitation, any portion of the Roof Top Garden Space or the Lobby Sublease Space.

(lxiii)          “Depositary” means any entity, agreeing for the benefit of Landlord and the Condominium Association, to perform the obligations of depositary hereunder on substantially the terms of the Depositary Agreement, which (A) (1) is a Recognized Mortgagee or a Control Affiliate of a Recognized Mortgagee under any Severance Sublease (provided that such Recognized Mortgagee or such Control Affiliate is designated as the Depositary by the Condominium Association and such Recognized Mortgage and would qualify as a Lending Institution, but is other than a savings bank or savings and loan association), (2) if not a Recognized Mortgagee or such Control Affiliate, is a commercial bank or trust company qualifying as a Lending Institution designated by the Recognized Mortgagee most senior in lien, or (3) if not the Recognized Mortgagee or such Control Affiliate or designated by the Recognized Mortgagee pursuant to clause (2) above, is a commercial bank or trust company qualifying as a Lending Institution, as designated by the Condominium Association with the reasonable concurrence of Landlord, (B) has an office in the City of New York, and (C) has a net worth of not less than One Hundred Million Dollars ($100,000,000) and net assets of not less than Two Hundred Fifty Million Dollars ($250,000,000) (as such sums shall be Adjusted for Inflation on an annual basis from the Commencement Date) throughout the period during which it acts as the Depositary. If, at any time, no Lending Institution has been designated to so act, then Landlord shall designate as the Depositary an unaffiliated third party reasonably acceptable to the Condominium Association that is ordinarily engaged in the business of acting as a depositary. The Condominium Association’s disapproval of an unaffiliated third party so designated by Landlord shall not be reasonable unless it is based solely on the prior direct experience of a tenant under a Severance Sublease or any Related Entity of a tenant under a Severance Sublease with such party.

(lxiv)          “Depositary Agreement” means the agreement, in form reasonably acceptable to Landlord and the Condominium Association (and reasonably approved by each Recognized Mortgagee, if any, at the time of the execution and delivery thereof), pursuant to which the Depositary agrees to perform its obligations hereunder.

(lxv)           “Design Architect” means Renzo Piano Building Workshop or, in the event that Renzo Piano Building Workshop is no longer the Design Architect, any other Replacement Design Architect approved in accordance with this Lease, in either case alone or in affiliation with another Architect acting as the Production Architect.

(lxvi)          “Design Development Plans” means those certain Design Development Plans approved in accordance with the Initial Ground Lease.

(lxvii)         “Determination” has the meaning set forth in Section 16.2(b)(iii) hereof.

(lxviii)        “Discount Rate” means a discount rate equal to the then current rate of United States Treasury bills or notes, as applicable, maturing ten (10) years after the Delivery Date or the next maturity date for such bills or notes occurring after such date.

(lxix)           “Discretionary Inside Mechanical Space” has the meaning set forth in the Initial Ground Lease.

(lxx)            “DUO” means the Design, Use and Operating Requirements which are attached to this Lease as follows:

(A)  Design, Construction and Maintenance Requirements for construction of Bridges and Fencing attached hereto as Exhibit E-1;

(B)   Historic Preservation Protection Plan for Construction Adjacent to Historic Structures attached hereto as Exhibit E-2;

(C)   Streetscape Improvement Design Program attached hereto as Exhibit E-3;

(D)   Display and Signage Requirements attached hereto as Exhibit E-4;

(E)   Use and Operating Program attached hereto as Exhibit E-5;

(F)   Architectural Requirements attached hereto as Exhibit E-6;

(G)   Site Safety Program attached hereto as Exhibit E-7.

(lxxi)           “DUO/Structural Alteration” has the meaning set forth in Section 9.5(a) hereof.

(lxxii)          “DUO Alteration” has the meaning set forth in Section 9.5(a) hereof.

(lxxiii)         [INTENTIONALLY OMITTED]

(lxxiv)        “EIN” means an employer identification number or taxpayer identification number issued by the Internal Revenue Service.

(lxxv)         “Engineer” means any licensed structural engineer or engineering firm selected by Tenant and/or any Subtenant and, if required pursuant to the terms of this Lease, approved by Landlord in accordance with this Lease.

(lxxvi)        “Environmental Activity” means any use, storage, installation, existence, release, threatened release, discharge, generation, abatement, removal, disposal, handling or transportation from, under, into or on the Demised Premises or the Common Elements (or any portion thereof) of any Hazardous Materials.

(lxxvii)       “Equipment” means all fixtures and personal property incorporated in or attached to and used or usable in the operation of the Demised Premises or the Common Elements owned or leased by Tenant.

(lxxviii)      “Equity Interest Disposition” means any Transfer in a Person or in any direct or indirect constituent entity of such Person, where such Transfer directly or indirectly produces any change in the direct or indirect beneficial ownership of an interest in, or Control of, such Person. The term “Equity Interest Disposition” shall also include any (A) transaction or series of transactions (including, without limitation, the issuance of additional equity interests in such Person) or (B) direct or indirect revision of the beneficial ownership structure or control of such Person or any direct or indirect constituent entity of such Person, which, in either case, produces any change in the direct or indirect beneficial ownership of an interest in, or Control of, such Person.

(1xxix)        [INTENTIONALLY OMITTED]

(lxxx)          “ESDC” has the meaning set forth in the definition of 42DP.

(lxxxi)         [INTENTIONALLY OMITTED]

(lxxxii)        “Event” has the meaning set forth in Section 30.4(b)(ii) hereof.

(lxxxiii)       “Event of Default” has the meaning set forth in Section 14.2 hereof.

(lxxxiv)       “Eviction Proceeding” has the meaning set forth in Section 13.2(e) hereof.

(lxxxv)        “Excess Site Acquisition Costs (Allocated)” means the amount by which (A) Tenant’s Percentage Allocation of the Total SAC Amount, including interest thereon pursuant to Section 3.04(c) of the Site 8 South LADA, exceeds (B) Tenant’s Percentage Allocation of the Transaction Price.

(lxxxvi)       “Excluded Taxes” has the meaning set forth in Section 1.1(a)(cx) hereof, the definition of Impositions.

(lxxxvii)      “Exempted Mortgage” means (A) the Mortgage granted by the lessee under the Initial Ground Lease in connection with the initial construction financing of the development of the Improvements, (B) to the extent such financing is closed simultaneously with the financing described in clause (A) above, the mortgage granted by such lessee in connection with such lessee’s initial permanent financing of the development of the Improvements or any portion thereof and (C) the recording of any assignment(s) of, or any spreader, splitter or consolidation agreements in respect of, the mortgages described in clauses (A) and (B) above, and any other documents securing payment of such financing recorded concurrently or in connection therewith, but only to the extent of the outstanding principal indebtedness secured by such mortgages at such time.

(lxxxviii)     “Existing Violations” means any condition on the Property, existing on or before the Delivery Date, which gives rise to a violation of record of Legal Requirements, issued by a Governmental Authority with applicable jurisdiction prior to or within twelve (12) months after the Delivery Date.

(lxxxix)       “Expiration Date” has the meaning set forth in Section 2.1(b) hereof.

(xc)            “FC Office Sublease” means that certain Agreement of Sublease, dated as of the date hereof, between Landlord and FC, and any additional office sublease permitted pursuant to Section 13.12 of the FC Office Sublease.

(xci)           “FC Retail Sublease” means that certain Agreement of Sublease, dated as of the date hereof, between Landlord and FC Lion LLC, a New York limited liability company.

(xcii)          “FC Subleases” means the FC Office Sublease and the FC Retail Sublease.

(xciii)         “Final MRT Notification” has the meaning set forth in Section 3.4(c) hereof.

(xciv)         “Final Plans and Specifications” means those certain Final Plans and Specifications approved in accordance with the Initial Ground Lease, as modified by any Alteration Plans and Specifications approved in accordance with Section 9.5 hereof.

(xcv)          “First Default Notice” has the meaning set forth in Section 14.2 hereof.

(xcvi)         “First Lease Year” has the meaning set forth in Section 1.1(a)(xxxiii) hereof, the definition of Lease Year.

(xcvii)        “First PA Extension” has the meaning set forth in Section 30.4(d)(i)(B) hereof.

(xcviii)       “First PILOT Year” has the meaning set forth in Section 1.1(a)(clxxxvii) hereof, the definition of PILOT Year.

(xcix)          “Full Insurable Value” means actual replacement cost of the Improvements (exclusive of the cost of excavation, foundations and footings).

(c)              “Full Taxes” means the real property taxes that would be assessed and levied against the Demised Premises and Tenant’s undivided interest in the Common Elements, the owner thereof and the interest of Tenant therein, if the Demised Premises and Tenant’s undivided interest in the Common Elements or the owner thereof were not exempt from such taxes, pursuant to (A) the provisions of Chapter 58 of the Administrative Code of The City of New York and Title 11, Chapter 2, of the Administrative Code of the City of New York, as the same may be amended from time to time, or (B) any statute or ordinance in lieu thereof or in addition thereto to the extent the charges imposed thereby are of a type customarily considered as real property taxes.

(ci)             “Gallery” has the meaning set forth in Section 30.4(b)(iii) hereof.

(cii)            “Governmental Authority” or “Governmental Authorities” means the United States of America, the State of New York, the City and any agency, department, commission, board, bureau, instrumentality or political subdivision of any of the foregoing, now existing or hereafter created, having jurisdiction over the Demised Premises and/or the Common Elements or any portion thereof or any street, road, avenue or sidewalk comprising a part of, or in front of, the Demised Premises and/or the Common Elements, or any vault in or under the Demised Premises and/or the Common Elements.

(ciii)           “Ground Lease” has the meaning set forth in the recitals of this Lease.

(civ)           “Hazardous Materials” means (A) any “hazardous substance” as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C § 9601(14), as amended, (B) any “hazardous waste” as defined in

Section 27 1301(1) of the New York Environmental Conservation Law, (C) petroleum or petroleum products, crude oil or any by products thereof, natural gas or synthetic gas used for fuel, (D) any asbestos, asbestos containing material or polychlorinated biphenyl and (E) any additional substances or materials which are classified or considered to be hazardous or toxic under the laws of the State of New York, the United States of America or under any other Legal Requirements.

(cv)            “Hearing” has the meaning set forth in Section 13.10(a) hereof.

(cvi)           “Hearing Officers” has the meaning set forth in Section 13.10(a) hereof.

(cvii)          “IDA” means the New York City Industrial Development Agency, a public benefit corporation of the State of New York.

(cviii)         “IDA Inducement Date” means the date the IDA board of directors adopts an inducement resolution with respect to NYTC.

(cix)           “IDA Project Agreement” means that certain Project Agreement dated as of December 1, 2001 between the IDA and NYTC.

(cx)            “Impositions” means all taxes, fees, assessments and charges that are levied by a Governmental Authority, BID or similar entity against the Demised Premises and/or Tenant’s undivided interest in the Common Elements or the interest of Tenant therein to the extent that same may give rise to a lien against the Demised Premises and/or the Tenant’s undivided interest in Common Elements, including special assessments, personal property and general intangibles taxes, gross receipts, sales, use and occupancy, water and sewer charges, rates and rents to the extent charged separately from Full Taxes, charges for the establishment and operation of any BID in which the Improvements are located, charges for public utilities assessed by a Governmental Authority, BID or similar entity, excises, levies, vault and other license, rent and permit fees and other municipal and governmental impositions and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which are during the term of this Lease assessed, levied, charged or imposed upon or become payable out of or become a lien on (A) the Demised Premises and/or Tenant’s undivided interest in the Common Elements, or any part thereof, the appurtenances thereto or the sidewalks, streets or vaults adjacent thereto, (B) any personal property owned by Tenant and located on the Property, or any part thereof, (C) any rent and income received by or for the account of Tenant from any Subtenants or other users or occupants of the Demised Premises and/or Tenant’s undivided interest in the Common Elements, or any part thereof, (D) any franchises, easements or similar rights demised hereunder, licenses and permits as may be appurtenant to the use of the Demised Premises and/or Tenant’s undivided interest in the Common Elements or any documents to which Tenant is a party, creating or transferring an interest or estate in the Demised Premises and/or Tenant’s undivided interest in the Common Elements, or (E) any occupancy, use or possession of the Demised Premises and/or Tenant’s undivided interest in the Common Elements, or any part thereof, the appurtenances thereto or the sidewalks, streets, alleys or vaults adjacent thereto; “Impositions” shall not include any amounts included in Full Taxes, any PILOT, PILOMRT, Theater Surcharge, municipal, state or federal income taxes assessed against Landlord or Tenant, any capital levy, estate, gift, succession, inheritance or transfer taxes, or any corporate franchise taxes or unincorporated business taxes imposed upon any owner of the Land, or any part thereof (“Excluded Taxes”); provided, however, that if at any time during the term of this Lease the present method of taxation or assessment shall be so changed that any Excluded Taxes shall either be added to, or substituted in whole or in part for, Impositions, then any such Excluded Tax shall, to the extent that it is so added or substituted, be deemed to be included within Impositions.

(cxi)           “Improvements” means any buildings and structures, and any building machinery, equipment and fixtures (including Equipment) affixed to and forming a part of such buildings and structures (including the Demised Premises and the Common Elements), which may be erected or located wholly or partially on the Land during the term of this Lease by or on behalf of Landlord, Tenant or any Subtenant, but excluding any personal property owned or leased by Landlord, Tenant or any Subtenant.

(cxii)          “Income Tax Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(cxiii)         “Indemnified Parties” has the meaning set forth in Section 17.2(a) hereof.

(cxiv)         “Indicted Party” has the meaning set forth in Section 13.10(a) hereof.

(cxv)          “in effect” when used with respect to a Sublease means a Sublease, the term of which has commenced and under which rent has become payable (or if not yet payable, will become payable upon expiration of a rent abatement period provided for in such Sublease) regardless of whether the space leased thereby is occupied by the Subtenant.

(cxvi)         “Initial Ground Lease” has the meaning set forth in the Recitals hereto.

(cxvii)        “Initial Restoration Estimate” has the meaning set forth in Section 11.1 (d) hereof.

(cxviii)       “Initial Taking Estimate” has the meaning set forth in Section 12.3(c) hereof.

(cxix)          “Insurance Guaranty” has the meaning set forth in Section 10.9(a) hereof.

(cxx)           “Insurance Requirements” means all of the terms and conditions of all insurance policies covering, related to or applicable to the Demised Premises and/or the Common Elements, all requirements of the issuers of such policies and all rules, regulations, orders and other requirements or standards issued or promulgated by the National or Regional Board of Fire Underwriters, the National or Regional Fire Protective Association or any other national or regional body in lieu of the foregoing exercising similar functions whose requirements or standards must be complied with in order to obtain any governmental approval or insurance policy required hereundcr, and applicable to or affecting the Demised Premises and/or the Common Elements or the use and occupancy thereof.

(cxxi)          “Interest Rate” means a rate equal to the lesser of (A) three (3) percentage points over the Prime Rate or (B) the maximum rate permitted by applicable law.

(cxxii)         “Interior Construction Work” means any Alteration which (A) relates solely to interior spaces in (1) the Demised Premises and/or (2) the Common Elements, and (B) is not governed by any element of the DUO (it being understood that the DUO may govern certain interior spaces) and does not affect a Structural Component (other than by having a Nonadverse Structural Effect).

(cxxiii)        “Issuing Bank” means any commercial bank reasonably acceptable to Landlord.

(cxxiv)       “Land” means the parcels of land described in Exhibit F-2 attached hereto, together with all right, title and interest, if any, of Landlord in and to any easements, licenses, privileges, rights and appurtenances related thereto.

(cxxv)        “Landlord” means NYTB, its successors and assigns, including, as of the Lease Assignment Date, 42DP.

(cxxvi)       “Landlord’s Obligations” has the meaning set forth in Section 1.1(a)(clviii) hereof, the definition of Obligations.

(cxxvii)      “Landlord’s TSF Statement” has the meaning set forth in Section 3.1(a)(i)(B)(3) hereof.

(cxxviii)     “Last Specified Positive Interval” has the meaning set forth in Section 1.1(a)(vi) hereof, the definition of Adjusted for Inflation.

(cxxix)        “Laws and Regulations” means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, permits, licenses, regulations and ordinances applicable to or affecting this Lease, the Property, the Demised Premises and/or the Common Elements or the use or occupancy thereof, or the owner thereof as owner of the Demised Premises and/or the Common Elements, whether now or hereafter enacted or in force, ordinary or extraordinary, foreseen or unforeseen.

(cxxx)         “Lease” has the meaning set forth in the preamble to this Lease.

(cxxxi)        “Lease Assignment Date” shall have the meaning set forth in the Initial Ground Lease.

(cxxxii)       “Lease Year” means (A) in the event that the Commencement Date does not occur on January 1, the period from the Commencement Date through the second December 31 thereafter (such period, the “First Lease Year”), and (B) each twelve (12) calendar month period commencing on the first January 1 following the First Lease Year and on each anniversary thereof, and in the case of the calendar year in which the term of this Lease shall expire, so much of such calendar year as shall fall within the term of this Lease.

(cxxxiii)      “Legal Requirements” means all Laws and Regulations and all Applicable Judgments.

(cxxxiv)      “Lending Institution” means (A) a savings bank, savings and loan association, commercial bank or trust company (whether acting individually or in a fiduciary capacity) or a Control Affiliate of the foregoing, (B) an insurance company, (C) a real estate investment trust, a trustee or issuer of collateralized mortgage obligations, a loan conduit, or other similar investment entity which is listed on the New York, American Stock Exchange or other regional exchange (or their respective successors), (D) a federal, state, municipal or secular employee’s welfare, benefit, pension or retirement fund, a religious, educational or eleemosynary institution, any governmental agency or entity insured by a governmental agency, a credit union, trust or endowment, (E) any combination of the foregoing entities, (F) any other Person approved by Landlord, such approval not to be unreasonably withheld that (1) shall have a business office in Manhattan and be subject to the jurisdiction of the courts of the State of New York, (2) shall be subject to the supervision of the Comptroller of the Currency of the United States, the federal Securities and Exchange Commission, the Insurance Department or the Banking Department or the Comptroller of the State of New York, the Board of Regents of the University of the State of New York, or the Comptroller of the City or any federal, state or municipal agency or public benefit corporation or public authority advancing or assuring mortgage loans or making payments which, in any manner, assist in the financing, development, operation and maintenance of improvements, (3) shall have a net worth of not less than One Hundred Million Dollars ($100,000,000) and net assets of not less than Two Hundred Fifty Million Dollars ($250,000,000) (as such amounts shall be Adjusted for Inflation on an annual basis from the Commencement Date) at the time of the initial determination of its status as a Lending Institution, (4) is not a Related Entity of Tenant, and (5) is not a Prohibited Person, or (G) any other Person satisfying the conditions of clauses (1) through (5) above.

(cxxxv)       “Letter of Credit” means a clean, irrevocable and unconditional letter of credit, in form and content reasonably satisfactory to Landlord, issued by and drawn upon any Issuing Bank.

(cxxxvi)      “Lobby Sublease Space” has the meaning set forth in Section 34.1(c) hereof.

(cxxxvii)     “Lobby Sublease Space Adjusted Gross Revenue” has the meaning set forth in Section 34.2(c) hereof.

(cxxxviii)  “Major Alteration” has the meaning set forth in Section 9.5 (a) hereof.

(cxxxix)      “Major Contractor” has the meaning set forth in Section 9.6(b)(ii) hereof.

(cxl)           “Manager” means the manager of any portion of the Common Elements under a management agreement.

(cxli)          “Modification” has the meaning set forth in Section 13.9 hereof.

(cxlii)         “Mortgage” means any mortgage that constitutes a lien on Tenant’s interest in this Lease and the leasehold estate created hereby.

(cxliii)        “Mortgage Recording Tax” means any mortgage recording tax under Article 11 of the New York State Tax Law, or any successor statute thereto, as the same may now or hereafter be amended, and any New York City mortgage recording tax.

(cxliv)        “Mortgage Recording Tax Savings” means any savings, as provided in Section 3.4 hereof, realized by Tenant on account of Mortgage Recording Tax.

(cxlv)         [INTENTIONALLY OMITTED]

(cxlvi)        “NFP Event” has the meaning set forth in Section 30.4(b) hereof.

(cxlvii)       “NFP Event Shortfall” has the meaning set forth in Section 30.4(b) hereof.

(cxlviii)      “NFP User” has the meaning set forth in Section 30.4(b) hereof.

(cxlix)         “Nonadverse Structural Effect” means any effect of any Alteration on any Structural Component that, taken together with the totality of the remedial measures to be taken in respect of such Alteration, will not have more than an insignificant adverse effect on such Structural Component at the completion of the Alteration.

(cl)             “Nondisturbance Agreement” has the meaning set forth in Section 13.2(b) hereof.

(cli)            [INTENTIONALLY OMITTED]

(clii)           “NYCEDC” means the New York City Economic Development Corporation or any successor in function.

(cliii)          “NYTB” has the meaning set forth in the preamble to this Lease.

(cliv)          “NYTC” means The New York Times Company.

(clv)           [INTENTIONALLY OMITTED]

(clvi)          “NYTC Incentive Agreement” means, collectively, any agreements between NYTC and the City, NYCEDC or the IDA with respect to the granting of corporate retention benefits.

(clvii)         [INTENTIONALLY OMITTED]

(clviii)        “Obligations”, and words of like import, mean covenants to pay Charges and other sums payable hereunder and perform acts or fulfill obligations hereunder, as applicable, and all of the other covenants, agreements, terms, conditions, limitations, exceptions and reservations contained in this Lease and the schedules and exhibits attached hereto. The terms “Tenant’s Obligations” and “Landlord’s Obligations”, and words of like import, mean the Obligations of this Lease which are imposed upon and are to be performed, observed or complied with by Tenant or by Landlord, as the case may be.

(clix)          “Occupied Square Foot” means (A) each Rentable Square Foot of the Demised Premises, (B) with respect to the Roof Top Garden Space, each Rentable Square Foot within the Roof Top Garden Space and (C) with respect to the Lobby Sublease Space, each Rentable Square Foot within the Lobby Sublease Space.

(clx)           “Office PILOT” means (a) the rate set forth under “Office PILOT” on Schedule 1 attached hereto multiplied by (b) the number of Taxable Square Feet, exclusive of any Taxable Square Feet with respect to which Retail PILOT is being paid.

(clxi)          “Office Space” means all Taxable Square Feet other than that which is attributable to the Retail Space.

(clxii)         “Operative Agreements” means (A) all Condominium Documents, and (B) the applicable building management agreement.

(clxiii)        “Organized Crime Figure” means any Person (A) who has been convicted in a criminal proceeding for a felony or any crime involving moral turpitude or that is an organized crime figure or is reputed to have substantial business or other affiliations with an organized crime figure, or (B) who, directly or indirectly controls, is controlled by, or is under common control with, a Person who has been convicted in a criminal proceeding for a felony or any crime involving moral turpitude or that is an organized crime figure or is reputed to have substantial business or other affiliations with an organized crime figure. The determination as to whether any Person is an organized crime figure or is reputed to have substantial business or other affiliations with an organized crime figure shall be within the sole discretion of Landlord, which discretion shall be exercised in good faith; provided, however, that such Person shall not be deemed a Prohibited Person if the City, having actual knowledge that such Person meets the criteria set forth in clauses (A) or (B) above of this definition, entered into a contract and is then doing business with such Person.

(clxiv)        “Overdue Payment” has the meaning set forth in Section 3.7(c) hereof.

(clxv)         “PA Budgeted Retail Construction Costs” means the total, actual cost to construct the PA Retail Space as reasonably approved by Tenant’s construction lender (so long as such construction lender is a Lending Institution) or by Landlord (if, in respect of the PA Retail Space, Tenant has no construction lender which is a Lending Institution), as indicated on a final construction budget approved, as the case may be, by such construction lender or by Landlord (the construction budget for the PA Retail Space having been prepared separately from the overall construction budget for the Improvements, and having been provided to Landlord as a Verified Statement), including the Transaction Price and all other hard and soft costs (other than land acquisition costs above the Transaction Price), in each case, reasonably allocable, on a square foot basis, to the PA Retail Space.

(clxvi)        “PA Effective Date” has the meaning set forth in Section 30.4(b) hereof.

(clxvii)       “PA NFP Operating Costs” has the meaning set forth in Section 30.4(b) hereof.

(clxviii)      “PA Obligation Term” has the meaning set forth in Section 30.4(b) hereof.

(clxix)         “PA Obligation Termination Date” has the meaning set forth in Section 30.4(b) hereof.

(clxx)          “PA Opening Date” has the meaning set forth in Section 30.4(b) hereof.

(clxxi)         “PA PILOT Reduction” has the meaning set forth in Section 30.4(e)(iii) hereof.

(clxxii)        “PA Retail Space” means any Retail Space which is located within, and ancillary to, the Public Amenity. Notwithstanding anything to the contrary herein, the Gallery and the Auditorium shall not constitute PA Retail Space so long as any concessions or other retail operations conducted therein are incidental or ancillary to, and are associated with, the occurrence of Events in the Public Amenity.

(clxxiii)       “PA Year” has the meaning set forth in Section 30.4(b) hereof.

(clxxiv)      “Percentage Allocation” has the meaning set forth in the Site 8 South LADA.

(clxxv)       “Percentage Rent” means the amounts specified as Percentage Rent and payable by Tenant pursuant to Section 3.2 and Section 34.3(c) hereof.

(clxxvi)      “Percentage Rent Report” has the meaning set forth in Section 3.2(c) hereof.

(clxxvii)     “Permitted Developer” means a legal entity composed only of NYTC or its wholly-owned, single-purpose Control Affiliates.

(clxxviii)    “Permitted Disposition” has the meaning set forth in Section 13.10(d) hereof.

(clxxix)       “Permitted Encumbrances” means (A) the matters described in Exhibit G attached hereto and (B) any other encumbrance on the Property expressly agreed to in writing by the parties hereto and, subject to Section 3.17 hereof, any violation that will, by its nature, be cured or otherwise rendered inconsequential due to the demolition of the Existing Improvements (as defined in the Initial Ground Lease).

(clxxx)        “Permitted Transferee” means a Person who (A) either (1) directly and/or together with its Control Affiliates, owns and/or manages, and has not less than five (5) years’ experience in the ownership and/or management of, at least five million (5,000,000) square feet of office space or (2) retains a qualified manager having the qualifications set forth in clause (A)(l), above, (B) is of sufficient financial condition to perform the obligations to be assumed by such proposed assignee (Landlord having been furnished with evidence reasonably satisfactory to Landlord of such financial condition) and (C) is not a Prohibited Person.

(clxxxi)       “Permitted Use” has the meaning set forth in Section 7.1(a) hereof.

(clxxxii)      “Person” means (A) an individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or other entity, (B) any federal, state, county or municipal government (or any bureau, department, agency or instrumentality thereof), and (C) any fiduciary acting in such capacity on behalf of any of the foregoing.

(clxxxiii)     “PILOMRT” means the payments in lieu of Mortgage Recording Tax payable by Tenant to Landlord pursuant to Section 3.4(b) hereof.

(clxxxiv)     [INTENTIONALLY OMITTED]

(clxxxv)      [INTENTIONALLY OMITTED]

(clxxxvi)     “PILOT” means the payments in lieu of real estate taxes payable by Tenant to Landlord pursuant to Section 3.1 hereof.

(clxxxvii)    “PILOT Year” means (A) in the event that the Delivery Date does not occur on January 1, the period from the Delivery Date through the second December 31 thereafter (such period, the “First PILOT Year”), and (B) each twelve (12) calendar month period commencing on the first January 1 following the First PILOT Year and on each anniversary thereof.

(clxxxviii)  “Possession” means good and indefeasible leasehold title to, and actual vacant occupancy and possession of, all of the Property, free and clear of all leases, licenses, tenancies, occupancies, liens or other similar encumbrances, and any claims to or rights of others attaching to the Property, except Permitted Encumbrances.

(clxxxix)     “Prime Rate” means the fluctuating annual interest rate announced publicly by Citibank, N.A., or any successor, at its headquarters in New York City, as its base commercial lending rate, as the same may change from time to time.

(cxc)          “Principal” means, with respect to any Person, (A) any director or the president, any vice president, the treasurer, or the secretary thereof if such Person is a corporation, (B) any general partner of a partnership or managing member of a limited liability company, or (C) any shareholder, limited partner, member or other Person having a direct or indirect economic interest in such Person, whether beneficially or of record, in excess of ten percent (10%) of all of the issued and outstanding shares, partnership interests, limited liability company interests or other ownership interests of such Person. In calculating the percentage interest of any shareholder, partner, member or other beneficially interested Person referred to in the prior sentence, the interest in the equity of any affiliate of such shareholder, partner, member or beneficially interested Person shall be attributed to such shareholder, partner, member or beneficially interested Person.

(cxci)         “Pro Rata Cost” has the meaning set forth in Section 30.4(b)(xii) hereof.

(cxcii)        “Production Architect” means any Architect proposed by Tenant and approved (or deemed approved) by Landlord pursuant to Section 9.6(a) hereof as the production architect working in affiliation with the Design Architect.

(cxciii)       “Prohibited Person” means (A) any Person (1) that is in default after notice and beyond any applicable cure period, of such Person’s obligations under any material written agreement with the City, the State or any of their instrumentalities, or (2) that directly controls, is controlled by, or is under common control with a Person that is in default after notice and beyond any applicable cure period, of such Person’s obligations under any material written agreement with the City, the State or any of their instrumentalities, unless, in each instance, such default or breach either (x) has been waived in writing by the City, the State or any of their instrumentalities as the case may be or (y) is being disputed in a court of law, administrative proceeding, arbitration or other forum or (z) is cured within thirty (30) days after a determination and notice to Tenant from Landlord that such Person is a Prohibited Person as a result of such default; (B) any Person that is an Organized Crime Figure; (C) any government, or any Person that is directly or indirectly controlled (rather than only regulated) by a government, that is finally determined to be in violation of (including, but not limited to, any participant in an international boycott in violation of) the Export Administration Act of 1979, as amended, or any successor statute, or the regulations issued pursuant thereto, or any government that is, or any Person that, directly or indirectly, is controlled (rather than only regulated) by a government that is subject to the regulations or controls thereof; (D) any government, or any Person that, directly or indirectly, is controlled (rather than only regulated) by a government, the effects or the activities of which are regulated or controlled pursuant to regulations of the United States Treasury Department or executive orders of the President of the United States of America issued pursuant to the Trading with the Enemy Act of 1917, as amended; (E) any Person that is in default in the payment to the City of any real estate taxes, sewer rents or water charges totaling more than $10,000, unless such default is then being contested in good faith in accordance with applicable Legal Requirements or unless such default is cured within thirty (30) days after a determination and notice to Tenant from Landlord that such Person is a Prohibited Person as a result of such default; or (F) any Person (1) that has solely owned, at any time during the 3-year period immediately preceding a determination of whether such Person is a Prohibited Person, any property which, while in the ownership of such Person, was acquired by the City by in rem tax foreclosure, other than a property in which the City has released or is in the process of releasing its interest pursuant to the Administrative Code of the City, or (2) that, directly or indirectly controls, is controlled by, or is under common control with a person that has owned, at any time in the 3-year period immediately preceding a determination of whether such Person is a Prohibited Person, any property which, while in the ownership of such person, was acquired by the City by in rem tax foreclosure, other than a property in which the City has released or is in the process of releasing its interest to such person pursuant to the Administrative Code of the City.

(cxciv)              “Project Agreement” means that certain Site 8 South Project Agreement, dated as of the date hereof, by and among ESDC, 42DP, the City, NYTB, FC Lion LLC and NYT Real Estate Company LLC, and any amendments thereto.

(cxcv)               “Project Documents” has the meaning set forth in the Recitals to this Agreement.

(cxcvi)              “Project Participants” means (A) Tenant and Control Affiliates of Tenant, (B) the Condominium Association, and (C) any Manager.

(cxcvii)             “Property” means the Land and the Improvements.

(cxcviii)            “Public Amenity” has the meaning set forth in Section 30.4(a) hereof.

(cxcix)              “Public Amenity Space” has the meaning set forth in Section 30.4(b)(xiv) hereof.

(cc)                   “Public Parties” means 42DP, ESDC, the City and NYCEDC.

(cci)                  “Public Party Expenses” has the meaning set forth in the Site 8 South LADA.

(ccii)                 “Purchase Option” has the meaning set forth in Section 5.1(a) hereof.

(cciii)                “Purchase Option Closing Date” has the meaning set forth in Section 5.1(a) hereof.

(cciv)               “Purchase Option Notice” has the meaning set forth in Section 5.1(a) hereof.

(ccv)                “Purchase Price” means Ten Dollars ($10).

(ccvi)               “Purchaser” has the meaning set forth in Section 5.1(d) hereof.

(ccvii)              “Qualified Certifying Party” means with respect to any Person that is a partnership or limited liability company, a member or general partner thereof, or in the case of a Person or general partner that is a corporation, the President, Vice President, Chief Financial Officer or Treasurer of such Person or general partner.

(ccviii)             [INTENTIONALLY OMITTED]

(ccix)                “Recognized Mortgage” means a Mortgage (A) that is held by a Lending Institution, (B) that complies with the provisions of this Lease, and (C) a copy of which has been delivered to Landlord, together with a certification of a Qualified Certifying Party of Tenant confirming that the copy is a true and complete copy of such Mortgage and giving the name and address of the mortgagee thereunder.

(ccx)                 “Recognized Mortgagee” means the holder of a Recognized Mortgage.

(ccxi)                “Related Entity” means, as to any Person, any other Person that controls, is controlled by, or is under common control with, such Person; for the purposes of this definition, “control” (and its correlative meanings, “controlled by” and “under common control with”) means (A) direct or indirect ownership of more than fifty percent (50%) of the outstanding voting capital stock of a corporation or more than fifty percent (50%) of the beneficial interests of any other entity or (B) the possession, directly or indirectly, of the power to direct or cause the direction of the business decisions of such corporation or other entity.

(ccxii)               “Rentable Square Feet” or “Rentable Square Foot” means rentable square footage of the Improvements, as determined in accordance with the Standard Method for Measuring Floor Area in Office Buildings ANSI Z65.1-1996), as promulgated by the Building Owners and Managers Association (BOMA) International or any successor entity.

(ccxiii)              “Replacement Design Architect” has the meaning set forth in Section 9.6(a)(i) hereof.

(ccxiv)              “Replacement Design Architect Approval Criteria” has the meaning set forth in Section 9.6(a)(i) hereof.

(ccxv)               “Restoration” has the meaning set forth in Section 11.1(a) hereof.

(ccxvi)              “Restoration Funds” has the meaning set forth in Section 11.2(a) hereof.

(ccxvii)             “Restore” has the meaning set forth in Section 11.1(a) hereof.

(ccxviii)            “Retail PILOT” means (A) the rate set forth under “Retail PILOT” in Schedule 1 attached hereto multiplied by (B) the sum of (1) the number of gross square feet of above-grade Retail Space, (2) the number of gross square feet of below-grade Revenue Producing Retail Space for which a Taxable Square Feet Delivery Date has occurred, (3) Tenant’s Percentage Allocation of 10,000 Square Feet, representing the Roof Top Garden Space and (4) if (and for so long as) the Lobby Sublease Space is used for retail purposes, Tenant’s Percentage Allocation of the number of gross square feet of the Lobby Sublease Space (collectively “Taxable Retail Square Feet”).

(ccxix)              “Retail Space” means (A) any portion of the Demised Premises to be used for retail purposes or any purposes ancillary thereto (it being understood and agreed that, for purposes only of computing Percentage Rent, if the PA Retail Space is less than 5,000 Square Feet, then the area of all of the PA Retail Space shall not be considered “Retail Space” for such purposes, and if the PA Retail Space equals or exceeds 5,000 Square Feet the area of all of the PA Retail Space shall be considered “Retail Space” for such purposes) and (B) with respect to Tenant’s obligations in connection with Retail PILOT, the Common Elements Leaseable Space.

(ccxx)               “Revenue-Producing Retail Space” means that portion of the Retail Space leased or otherwise demised to a Subtenant, which space is being used for the selling of goods, merchandise or services.

(ccxxi)              “Roof Top Garden Adjusted Gross Revenues” has the meaning set forth in Section 34.2(d) hereof.

(ccxxii)             “Roof Top Garden Space” has the meaning set forth in Section 34.1(b) hereof.

(ccxxiii)            “Roof Top Mechanical Space” means all the mechanical space located on and above the 52nd floor of the Improvements (as shown on the schematic design plan drawings set forth on Exhibit I-1 attached to the Initial Ground Lease) (it being understood that the space on and above such 52nd floor of the Improvements shall only be used for (A) housing mechanical equipment, (B) siting the Roof Top Garden Space and (C) the development of the Roof Top Garden Improvements (as defined in the Initial Ground Lease)).

(ccxxiv)            [INTENTIONALLY OMITTED]

(ccxxv)             [INTENTIONALLY OMITTED]

(ccxxvi)            [INTENTIONALLY OMITTED]

(ccxxvii)           “Scheduled Expiration Date” means the date set forth in Section 2.1 hereof as the originally scheduled Expiration Date.

(ccxxviii)          “Scheduled PILOT Conversion Date” means the twenty-ninth (29th) anniversary of the first December 31 after the Delivery Date.

(ccxxix)             “Second PA Extension” has the meaning set forth in Section 30.4(d)(i)(B) hereof.

(ccxxx)              “Security Deposit” has the meaning set forth in Section 10.9(a) hereof.

(ccxxxi)             “Severance Subleases” means this Lease and the FC Subleases.

(ccxxxii)            “Site 8 South LADA” means that certain Site 8 South Land Acquisition and Development Agreement, dated as of the date hereof, entered into by 42DP, NYCEDC and NYTB.

(ccxxxiii)           “Site 8 South Subway Agreement” means that certain Subway Entrance Agreement, dated as of the date hereof, among Landlord, The New York City Transit Authority, 42DP and The City of New York.

(ccxxxiv)          “Site Acquisition Costs” has the meaning set forth in the Site 8 South LADA.

(ccxxxv)           “Square Feet” or “Square Foot” means square footage computed with reference to the gross square footage of the Improvements, above grade, measured from the outside of the exterior walls for each floor and including, without limitation, mechanical space (other than the Roof Top Mechanical Space), floor cutouts for ducts, interior partition walls and loading areas. Because the Improvements will include a double curtain wall (i.e., an interior glass curtain wall and an exterior screen curtain wall), “exterior walls” for purposes of this definition means the inner glass curtain wall of the Improvements, as long as and to the extent that there is no usable floor area between the two components of the curtain wall.

(ccxxxvi)          “Stabilized Lease Year” has the meaning set forth in Section 14.3(g) hereof.

(ccxxxvii)         “Structural Alteration” has the meaning set forth in Section 9.5(a) hereof.

(ccxxxviii)        “Structural Component” means, in respect of the Improvements, (A) the roof, (B) exterior walls and (C) any load-bearing member, including load-bearing columns and slabs.

(ccxxxix)           “Sublease” means any sub-sublease, license, concession, occupancy or other agreement pursuant to which a Subtenant occupies or otherwise uses all or any portion of the Demised Premises.

(ccxl)                “Submission Date” has the meaning set forth in Section 16.2(b)(iv) hereof.

(ccxli)               “Substantial Casualty” means a Casualty that would require a Restoration the cost of which is greater than eighty percent (80%) of the replacement cost of the Improvements.

(ccxlii)              “Substantial Completion Date” means the Substantial Completion Date determined in accordance with the Initial Ground Lease.

(ccxliii)             “Substantially All Of” has the meaning set forth in Section 12.1(a) hereof.

(ccxliv)             “Subtenant” means any space tenant, subtenant, operator, licensee, franchisee, concessionaire or other occupant of the Demised Premises (or any portion thereof).

(ccxlv)              “Taking” means, other than in respect of the Condemnation, a taking, or voluntary conveyance, of title to, or any interest in, the Property, the Demised Premises or the Common Elements, or any part thereof, or of the right to use all or any part thereof pursuant to, as a result of, in lieu of or in anticipation of the exercise of the right of condemnation, expropriation or eminent domain, and upon such a Taking, the Property, the Demised Premises or the Common Elements, or such part thereof, shall be deemed to have been “taken”.

(ccxlvi)             “Taxable Retail Square Feet” has the meaning set forth in Section l.1(a)(ccxviii) hereof, the definition of Retail PILOT.

(ccxlvii)            “Taxable Square Feet” means, as determined pursuant to Section 3.1(a)(i)(B) hereof, the sum of: (A) the total number of Square Feet comprising the Demised Premises (as set forth in the Total Taxable Square Feet Certificate or, as of the date of its approval or deemed approval, the most recent Tenant’s TSF Certificate), (B) the number of Allocated Square Feet (as set forth in the Total Taxable Square Feet Certificate), (C) any below-grade Taxable Retail Square Feet demised to Tenant pursuant to this Lease (as set forth in the Total Taxable Square Feet Certificate or, as of the date of its approval or deemed approval, the most recent Tenant’s TSF Certificate) and (D) the total number of Square Feet comprising the Roof Top Garden Space; “Taxable Square Feet” explicitly excludes the Roof Top Mechanical Space.

(ccxlviii)           [INTENTIONALLY OMITTED]

(ccxlix)             “Tenant” has the meaning set forth in the preamble to this Lease.

(ccl)                  “Tenant’s Obligations” has the meaning set forth in Section 1.1(c)(clviii) hereof, the definition of Obligations.

(ccli)                 “Tenant’s Sublet Notice” has the meaning set forth in Section 13.2(b)(vii) hereof.

(cclii)                “Tenant’s Subway Improvements” has the meaning set forth in the Initial Ground Lease.

(ccliii)               “Tenant’s TSF Certification” has the meaning set forth in Section 3.1(a)(i)(B)(2) hereof.

(ccliv)              “Termination Notice” has the meaning set forth in Section 14.2 hereof.

(cclv)               “Theater Management Entity” means The New 42nd Street, Inc. or any other not-for-profit organization which promotes, operates and/or oversees one or more historic theaters within the 42nd Street Project.

(cclvi)              “Theater Surcharge” has the meaning set forth in Section 3.5(a) hereof.

(cclvii)             “Theater Surcharge Commencement Date” has the meaning set forth in Section 3.5(b) hereof.

(cclviii)            “Theater Surcharge Report” has the meaning set forth in Section 3.5(d) hereof.

(cclix)               “Total SAC Amount” means the total of all Site Acquisition Costs.

(cclx)                “Total Taxable Square Feet” means, as of the Lease Assignment Date, the sum of (1) 1,380,000 Square Feet, (2) the total number of Square Feet of Discretionary Inside Mechanical Space within the Improvements, and (3) the number of below-grade Taxable Retail Square Feet, all as set out in the Total Taxable Square Feet Certificate.

(cclxi)               “Total Taxable Square Feet Certificate” means a certification delivered in accordance with Section 32.1(a)(iii) of the Initial Ground Lease, setting forth as of the Lease Assignment Date (A) the Total Taxable Square Feet of the Improvements, and (B) the Taxable Square Feet comprising each Demised Premises (under each Severance Sublease), which shall be comprised of (1) the number of Taxable Square Feet, above-grade, situated within the applicable Demised Premises, (2) an amount equal to the product of (a) the number of Square Feet comprising the Common Elements and (b) a percentage equal to the Common Interest (as defined in the Condominium Declaration) attributed to the condominium unit comprising the applicable Demised Premise (such product, the “Allocated Square Feet”), and (3) any then identified below-grade Taxable Retail Square Feet (as defined in the Initial Ground Lease), and (4) the Square Feet comprising the Roof Top Garden Space.

(cclxii)              “Transaction Price” means $85,560,000.

(cclxiii)             “Transfer” has the meaning set forth in Section 13.1(a) hereof.

(cclxiv)             “Unavoidable Delay(s)” means actual delays (after taking into account all reasonable measures that are taken or should reasonably have been taken by Tenant to mitigate the effect of the following) caused by (A) acts of God, war, sabotage, hostilities, invasion, insurrection, riot, mob violence, malicious mischief, embargo, enemy action, civil commotion, earthquake, flood, fire or other casualty, government restriction, strikes, labor troubles, unknown physical conditions which differ materially from those ordinarily found to exist and generally recognized as inherent in the construction of office building in Manhattan and inability to procure labor, equipment, materials or supplies (exclusive of delays inherent in the ordering of long-lead items) which are not attributable to the improper acts or omissions of Tenant or its affiliates, (B) any litigation (not instituted, financed or supported by either of Tenant any Related Entity of Tenant) which results in an injunction prohibiting or otherwise delaying the commencement of any Alteration or the continuation of such Alteration, and (C) any other matter beyond the reasonable control of Tenant and not normally associated with a project of the nature described herein. Inability (1) to pay a sum of money or (2) to obtain or to timely obtain (a) any permits or certificates from applicable governmental authorities or (b) financing from a lender, shall not constitute Unavoidable Delay. The period of delay caused by any occurrence of Unavoidable Delay shall not be deemed to commence any earlier than ten (10) days before the date Landlord receives notification from Tenant of such occurrence; provided, however, that no such notification shall be valid unless Tenant shall substantiate the basis for any claim of Unavoidable Delay made therein to the reasonable satisfaction of the Public Parties within twenty (20) days thereafter. Tenant shall advise Landlord in such notice as to the measures taken or proposed to be taken by Tenant to mitigate the delay caused by such occurrence of Unavoidable Delay and thereafter to keep Landlord reasonably informed as to the status of such measures, and notify Landlord as to the termination of the occurrence of Unavoidable Delay within ten (10) days thereafter; provided, however, Tenant’s failure to provide any such notice of termination shall not prejudice Tenant’s rights to claim Unavoidable Delay.

(cclxv)              “Venue” has the meaning set forth in Section 30.4(b) hereof.

(cclxvi)             “Verified Statement” means a statement in reasonable detail and in a reasonable form prescribed by Landlord, prepared in a consistent manner and certified as being true, correct and complete by a Qualified Certifying Party or the Certified Public Accountants, unless such statement pertains to an annual (or longer) period, in which case it shall be so certified by both a Qualified Certifying Party and the Certified Public Accountants.

(cclxvii)            “Zoning Resolution” means the Zoning Resolution of The City of New York or any successor statute, as the same may be amended or otherwise modified.

Section 1.2  Rules of Construction. The following rules of construction shall be applicable for all purposes of this Lease and all agreements supplemental hereto, unless the context otherwise requires:

(a)    The terms “hereby”, “hereof, “hereto”, “herein”, “hereunder” and any similar terms shall refer to this Lease, and “hereafter” shall mean after, and “heretofore” shall mean before, the date of this Lease.

(b)    Words of the masculine, feminine or neuter gender shall mean and include the correlative words of the other genders and words importing the singular number shall mean and include the plural number and vice versa.

(c)    The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without being limited to”.

(d)    This Lease shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements to be performed wholly within such State.

(e)    Whenever a party hereto “shall” perform (or cause to be performed) any Obligations hereunder, such performance shall be at such party’s sole cost and expense unless otherwise expressly provided.

Section 1.3  Captions/Table of Contents. The captions under the article and section numbers and the table of contents of this Lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

ARTICLE II
LEASE OF DEMISED PREMISES AND COMMON ELEMENTS; TERM OF LEASE

Section 2.1  Demised Premises and Common Elements; Term.

(a)    Demise and Lease. (i) During the term described in Section 2.1(b) hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, pursuant to the provisions of this Lease, the Demised Premises, together with an undivided interest in the Common Elements (which undivided interest, from and after the Lease Assignment Date, shall equal the Common Interest (as defined in the Condominium Declaration) attributable to the condominium unit(s) comprising the Demised Premises under the Condominium Declaration), subject only to Permitted Encumbrances.

(ii)         During the term of this Lease, Landlord shall not create or consent to any encumbrance or permit any lien on the Property or the leasehold interest under the Ground Lease (other than an encumbrance or lien resulting from the prosecution by Landlord of any remedy for the enforcement of any provision of this Lease) without Tenant’s prior written consent and, with respect to the Common Elements, the consent of all other tenants under Severance Subleases.

(iii)        Landlord and Tenant acknowledge and agree: (A) that the demise set forth in this Section 2.1(a) is expressly intended to include all rights and obligations of Landlord under the Condominium Documents in respect of the Demised Premises and the interest in the Common Elements appurtenant thereto so that Tenant is vested with, and assumes, all rights and obligations of a Unit Owner, as such term is defined in and understood under the Condominium Documents; (B) except as set forth in this Lease, Landlord has retained no rights or obligations as a Unit Owner under the Condominium Documents with respect to the Demised Premises and the Common Elements; and (C) no action or omission in respect of the Demised Premises or the Common Elements taken by or on behalf of Tenant, or any Person claiming by, though or under Tenant, may or will be characterized or treated as a default by Landlord under any Condominium Document.

(b)    Term. Subject to the terms of Section 2.1(d) hereof, the leasehold estate granted in Section 2.1(a) hereof is for a term of ninety-nine (99) years, commencing on the Commencement Date, and ending upon the earlier of the date immediately preceding the ninety-ninth (99th) anniversary of the Commencement Date or the date on which this Lease shall sooner terminate as hereunder provided (the “Expiration Date”), upon and subject to the covenants, agreements, terms, provisions and limitations herein set forth, all of which covenants, agreements, terms, provisions and limitations Landlord and Tenant covenant and agree to perform and observe.

(c)    Designation of Condominium Units. On the Lease Assignment Date, Landlord and Tenant shall enter into an amendment of this Lease to modify Exhibit D attached to the Initial Ground Lease to identify the condominium units comprising the Demised Premises.

(d)    Effectiveness of Lease. Landlord and Tenant acknowledge and agree that while the demise provided for herein is binding and effective as of the Commencement Date, subject to Section 13.11(b) hereof, neither Landlord nor Tenant shall, or shall be responsible or permitted to, undertake, perform or complete any Obligation under this Lease, or have any rights or liabilities under this Lease, until the Lease Assignment Date. Landlord and Tenant further agree that this Lease is and shall remain at all times subject and subordinate to the Ground Lease.

Section 2.2  Condition of Demised Premises and Common Elements. Tenant is fully familiar with the Demised Premises and Common Elements, the condition thereof and the Permitted Encumbrances, and Tenant accepts and agrees to lease the same in their then “AS IS” condition on the Lease Assignment Date and without any representation or warranty, express or implied, in fact or by law, by 42DP, NYCEDC, ESDC or the City, except as expressly provided in this Lease, and without recourse to 42DP, NYCEDC, ESDC or the City as to the title thereto, the nature, condition or usability thereof or the use or uses to which the Demised Premises and Common Elements or any part thereof may be put, except as expressly provided in this Lease.

Section 2.3  Waiver of Right to Rescind. Tenant waives any right to rescind this Lease under Section 223-a of the New York State Real Property Law or under any present or future statute of similar import then in force and further expressly waives the right to recover any damages which may result from Landlord’s failure to deliver possession of the Demised Premises. Tenant agrees that this Section 2.3 is intended to constitute “an express provision to the contrary” within the meaning of said Section 223-a.

ARTICLE III
CHARGES AND FEES

Section 3.1  PILOT.

(a)       Determination of PILOT. Tenant covenants and agrees to pay to Landlord, during the term of this Lease, payments in lieu of real estate taxes (“PILOT”) determined as follows:

(i)     Prior to Scheduled PILOT Conversion Date.

(A)      In respect of the first PILOT payment period after the Lease Assignment Date through the day before the Scheduled PILOT Conversion Date, Tenant shall pay to Landlord an amount, per annum, equal to the lesser of (1) Full Taxes and (2) [a] the sum of Office PILOT and Retail PILOT for the applicable PILOT Year minus [b] (i) any Theater Surcharge payable in respect of such applicable PILOT Year, and (ii) any applicable PA PILOT Reduction. Landlord’s calculation of PILOT shall be binding, absent computational error.

(B)       The number of Taxable Square Feet shall be determined as follows:

(1)         The parties hereto agree that as of the Lease Assignment Date, the Taxable Square Feet and the Total Taxable Square Feet shall be as set forth in the Total Taxable Square Feet Certificate provided to Landlord and 42DP on or prior to the Lease Assignment Date.

(2)         Upon the completion of any Alteration, transfer or other event which would potentially cause a change in the number of Taxable Square Feet in the Demised Premises or the Roof Top Garden Space, including, without limitation, the Allocated Square Feet, Tenant shall: [a] cause an Architect, approved (or deemed approved) by Landlord pursuant to Section 9.6(a) hereof, to submit an Architect’s Certification to Landlord and Tenant (it being agreed that such Architect’s Certification shall be deemed approved by Landlord unless disputed within ten (10) Business Days of receipt thereof by Landlord) confirming that the number of Taxable Square Feet certified to pursuant to the Total Taxable Square Feet Certificate, or pursuant to an earlier Architect’s Certificate provided pursuant to this Section 3.1(a)(i)(B)(2), is still correct (or, if the number of any of such Square Feet has changed, setting forth the correct number and the reasons that such number has changed); and [b] provide to Landlord a certification of Tenant (the “Tenant’s TSF Certification”) setting forth, as of such date (X) the aggregate number of Square Feet of below-grade space in the Demised Premises that is Revenue-Producing Retail Space and (Y) the total number of Taxable Square Feet. In any event and in addition to the circumstances described above, on each January 1 and July 1 following the Substantial Completion Date, Tenant shall provide to Landlord a Tenant’s TSF Certification.

(3)         Subject to Landlord’s right to dispute a Tenant’s TSF Certification pursuant to this Section 3.1(a)(i)(B)(3), each Tenant’s TSF Certification shall be considered a final and binding determination of the number of Taxable Square Feet certified therein. Within twenty (20) Business Days after the delivery of a Tenant’s TSF Certification, Landlord may deliver to Tenant a statement (“Landlord’s TSF Statement”) disapproving such Tenant’s TSF Certification and indicating in reasonable detail (to the extent then ascertainable by Landlord) the reasons for the disapproval. In the event that Landlord provides a Landlord’s TSF Statement, Tenant and Landlord shall attempt to agree upon the then actual number of Taxable Square Feet. In the event that Landlord and Tenant are unable to agree upon the then actual number of Taxable Square Feet within fifteen (15) Business Days of Tenant’s receipt of Landlord’s TSF Statement, the disagreement shall be referred to arbitration in accordance with Section 16.2 hereof. Failure of Landlord to provide a Landlord’s TSF Statement within the indicated period shall be deemed approval of the number of Taxable Square Feet set forth in the applicable Tenant’s TSF Certification. Notwithstanding any other term in this Section 3.1(a)(i)(B) to the contrary, it is acknowledged and agreed that for the purpose of calculating PILOT, no Architect’s Certification submitted under this Section 3.1(a)(i)(B) shall reduce the number of Total Taxable Square Feet to fewer than the number determined pursuant to clause (1) of this Section 3.1(a)(i)(B).

(ii)         On and After Scheduled PILOT Conversion Date. On and after the Scheduled PILOT Conversion Date through the expiration of the term of this Lease, Tenant shall pay to Landlord an amount, per annum, equal to Full Taxes.

(b)       PILOT Payment.

(i)          From and after the first PILOT payment period after the first of the earlier of January 1 or July 1 to occur after the Lease Assignment Date, PILOT shall be payable in advance, in equal semi-annual installments, on or prior to January 1 and July 1 of each and every Lease Year. Upon the Expiration Date or earlier termination of this Lease, Landlord shall repay or provide an appropriate credit for any prepaid PILOT in respect of the period after such Expiration Date or earlier termination of this Lease.

(ii)         Except as qualified by the immediately following sentence, for so long as any portion of Landlord’s obligation to reimburse Excess Site Acquisition Costs (Allocated) to Tenant shall remain owing and unpaid, Tenant’s payment of PILOT shall be in the form of (x) a credit against eighty-five percent (85%) of the PILOT then due and payable pursuant to Section 3.1 hereof, in reimbursement of the Excess Site Acquisition Costs (Allocated) and (y) a payment of the remaining fifteen percent (15%) as otherwise required in accordance with the provisions of this Lease. The offset described in the immediately preceding sentence is available to Tenant if, and only if: (A) no Event of Default has occurred and is continuing hereunder (but such right shall be immediately reinstated, on a prospective basis only, upon Tenant’s curing of such Event of Default); (B) the PILOT payment required by this Section 3.1 is made in a timely manner; and (C) notice is provided to Landlord with each payment of PILOT setting forth the outstanding balance of the unreimbursed Excess Site Acquisition Costs (Allocated), such notice to be substantially in the form set forth in Exhibit H attached hereto. If such conditions are not fulfilled, then Tenant shall pay 100% of the PILOT then due and payable and the provisions of Section 3.04 of the Site 8 South LADA shall apply to Landlord’s obligation to reimburse the Excess Site Acquisition Costs (Allocated).

(c)       Tax Contest Proceeding.

(i)          Tenant shall have the exclusive right (but shall be under no obligation) to seek and agree upon reductions in the valuation of the condominium unit(s) comprising the Demised Premises, as assessed for real property tax purposes and to prosecute any action or proceeding in connection therewith by appropriate proceedings, in accordance with the Charter and Administrative Code of the City of New York, as it may be amended, including, without limitation, the right to prosecute administrative and/or judicial proceedings and judicial review and appeal of any decision which Tenant, in its sole discretion, considers adverse, and the right to settle or compromise any such proceeding.

(ii)         If Tenant institutes a tax assessment reduction or other action or proceeding pursuant to Section 3.1(c)(i) hereof to reduce Full Taxes, Tenant shall nevertheless continue to pay, during the pendency of such action or proceeding, the full amount of PILOT required under Section 3.1(a) hereof for the applicable period. If there is a final determination of any such tax reduction or other action or proceeding in Tenant’s favor, Tenant shall offset the amount of any PILOT paid to Landlord under Section 3.1(a) hereof by (A) the amount by which PILOT paid by Tenant for any applicable period exceeds the amount of Full Taxes for such period, as so reduced, and (B) interest for the applicable period to the extent (if any) that such interest would be payable in comparable circumstances by the applicable taxing authority if the condominium unit(s) comprising the Demised Premises were not tax exempt, provided that any such amount (together with such interest, if any) unrecovered at the expiration of the term of this Lease shall be paid by Landlord to Tenant. In the event that there is a tax protest filed by Tenant or a tax certiorari proceeding filed by Tenant in respect of the condominium unit(s) comprising the Demised Premises which is unresolved on the Purchase Option Closing Date, such circumstances shall be governed by Section 5.1(c)(iv) hereof.

(iii)        Landlord shall not be required to join in any action or proceeding referred to in this Section 3.1(c) unless the provisions of any law, rule or regulation at the time in effect require that such action or proceeding be joined in by or brought by and/or in the name of Landlord. If so required, Landlord shall join and cooperate in such actions and proceedings or permit them to be brought by Tenant in Landlord’s name to the extent necessary to permit Tenant to effect such proceeding, in which case Tenant shall pay all reasonable costs and expenses incurred by Landlord in connection therewith. Such cooperation shall include, without limitation, the execution, acknowledgment and delivery of any documents or instruments reasonably required to prosecute, settle or compromise the action or proceeding in question, provided that Landlord shall not be obligated to incur any liability, cost or expense in connection therewith unless indemnified by Tenant therefor.

Section 3.2     Retail Space Percentage Rent.

(a)       Calculation of Percentage Rent. Tenant covenants and agrees to pay to Landlord, from and after the Lease Assignment Date and through the date that is one (1) day before the Scheduled PILOT Conversion Date (with respect to the PA Retail Space, in respect of any period for which the amount of PA Retail Space is equal to or greater than 5,000 square feet), Percentage Rent, determined in accordance with this Section 3.2(a). Percentage Rent for any Lease Year shall be the sum of:

(i)       Twenty percent (20%) of the amount, if any, by which the lesser of (A) Adjusted Gross Revenues for such Lease Year and (B) the product of (1) 0.15 and (2) the PA Budgeted Retail Construction Costs exceeds (C) the product of (1) 0.13 and (2) the PA Budgeted Retail Construction Costs; and

(ii)      Thirty percent (30%) of the amount, if any, by which (A) Adjusted Gross Revenues for such Lease Year exceeds (B) the product of (1) 0.15 and (2) the PA Budgeted Retail Construction Costs; and

(iii)     the sum of:

(A)            Twenty percent (20%) of the amount, if any, by which the lesser of (1) Roof Top Garden Adjusted Gross Revenues for such Lease Year and (2) the product of (x) 0.15 and (y) the Budgeted Roof Top Garden Construction Costs exceeds (3) the product of (x) 0.13 and (y) the Budgeted Roof Top Garden Construction Costs; and

(B)             Thirty percent (30%) of the amount, if any, by which (A) Roof Top Garden Adjusted Gross Revenues for such Lease Year exceeds (B) the product of (1) 0.15 and (2) the Budgeted Roof Top Garden Construction Costs; and

(iv)     the sum of:

(A)            Twenty percent (20%) of the amount, if any, by which the lesser of (1) Lobby Sublease Space Adjusted Gross Revenues for such Lease Year and (2) the product of (x) 0.15 and (y) the Budgeted Lobby Sublease Space Construction Costs exceeds (3) the product of (x) 0.13 and (y) the Budgeted Lobby Sublease Space Construction Costs; and

(B)             Thirty percent (30%) of the amount, if any, by which (A) Lobby Sublease Space Adjusted Gross Revenues for such Lease Year exceeds (B) the product of (1) 0.15 and (2) the Budgeted Lobby Sublease Space Construction Costs.

It is agreed that in making the calculation set forth in this Section 3.2(a), in respect of the Lease Year during which the Lease Assignment Date has occurred, the Adjusted Gross Revenues, the Roof Top Garden Adjusted Gross Revenues and/or the Lobby Sublease Space Adjusted Gross Revenues for such Lease Year shall be the Adjusted Gross Revenues, the Roof Top Garden Adjusted Gross Revenues and/or the Lobby Sublease Space Adjusted Gross Revenues for such entire Lease Year.

(b)        Percentage Rent Due Dates. Percentage Rent for each Lease Year, if any, shall be paid, in arrears, annually to Landlord no later than February 15 of each Lease Year after the Lease Assignment Date and shall be accompanied by a Percentage Rent Report.

(c)        Percentage Rent Report. Tenant shall deliver annually to Landlord, prior to February 15 of each subsequent Lease Year after the Lease Assignment Date, a report (the “Percentage Rent Report”) which shall be a Verified Statement and which shall set forth (i) in detail the amount of the Adjusted Gross Revenues, Roof Top Garden Adjusted Gross Revenues and Lobby Sublease Space Adjusted Gross Revenues for the applicable Lease Year on a monthly, quarterly and annual basis, (ii) in detail the sources from which the same were derived and the deductions thereto and (iii) the calculation of Percentage Rent, if any, for the applicable Lease Year.

(d)        Independent Calculation. The calculation of the amount of Percentage Rent for any Lease Year shall be independent of the calculation for any other Lease Year. The acceptance of any Percentage Rent tendered by Tenant shall be without prejudice to Landlord’s right to any further sums subsequently shown to be due for the same period.

(e)        Accounting Principles. All rentals, sums or other consideration which are to be included in Adjusted Gross Revenues, Roof Top Garden Adjusted Gross Revenues and Lobby Sublease Space Adjusted Gross Revenues shall be included based upon Accounting Principles.

(f)         Subleasing to Related Entity. No subleasing by Tenant to a Related Entity shall affect, reduce or impair Tenant’s Obligations hereunder to pay Percentage Rent and to deliver any Percentage Rent Report as required hereunder and to make available books and records pursuant to Section 3.13 hereof. Tenant shall deliver to Landlord promptly upon the receipt or sending thereof copies of all notices, reports and communications between Tenant and any such Subtenant which relate to any financial or sales reports of such Subtenant with respect to the Demised Premises, any default by Tenant or such Subtenant under the applicable Sublease, or any other matter material to the financial or sales performance of either Tenant or such Subtenant under the applicable Sublease. Any failure by a Subtenant which is a Related Entity to provide to Tenant the information necessary for Tenant to prepare a Percentage Rent Report or to make available books and records for review pursuant to Section 3.13 hereof shall be deemed to be an Event of Default hereunder. Tenant shall provide in each Sublease with a Tenant Related Entity that each such Subtenant shall be subject to the provisions of this Section 3.2 with respect to the preparation and delivery of Percentage Rent Reports and the provisions of Section 3.13 hereof with respect to making available books and records. With respect to a Tenant Related Entity that is a Subtenant in possession and actual use of its Demised Space, nothing in the foregoing portions of this Section 3.2(f) shall affect the determination of the Adjusted Gross Revenues, Roof Top Garden Adjusted Gross Revenues and Lobby Sublease Space Adjusted Gross Revenues derived therefrom as provided in clause (A)(9) of the definition of Adjusted Gross Revenues, Roof Top Garden Adjusted Gross Revenues or Lobby Sublease Space Adjusted Gross Revenues,as applicable.

Section 3.3 Sales Tax Savings; PILOST.

(a)        [INTENTIONALLY OMITTED]

Section 3.4  Exemption from Mortgage Recording Tax; PILOMRT.

(a)        Exemption from Mortgage Recording Tax. Landlord shall cooperate with, and cause ESDC to make available to, Tenant an exemption in respect of Mortgage Recording Tax permitted by reason of the public ownership of the Property, the Demised Premises and the Common Elements and ESDC’s participation in the development of the Improvements. Landlord shall cooperate with Tenant in structuring Mortgages so as to take advantage of the exemption described in this Section 3.4(a), which cooperation shall include arranging for ESDC or an affiliate thereof to act as the original mortgagee and/or holder thereof if required to enable Tenant to avail itself of the exemption from Mortgage Recording Tax provided for in this Lease.

(b)        Payment in Lieu of Mortgage Recording Tax. Prior to the recording of any Mortgage with the Office of the Register of the City, New York County, Tenant shall make a payment of PILOMRT to Landlord in an amount equal to, (i) to the extent a Mortgage is not an Exempted Mortgage, an amount equal to the Mortgage Recording Tax that would have been payable upon the recording of such Mortgage if not for the exemption provided under Section 3.4(a) hereof and (ii) to the extent the Mortgage is an Exempted Mortgage, the positive difference, if any, between (A) the product of (1) 0.625 and (2) the Mortgage Recording Tax Savings realized to date and (B) an amount equal to the Maximum MRT Savings Amount (as defined in the IDA Project Agreement). Simultaneously with such payment, Tenant shall deliver to Landlord a certificate from a Qualified Certifying Officer of Tenant setting forth the maximum principal amount that may be advanced under such Mortgage to be recorded and Tenant’s calculation of the amount of the PILOMRT due in respect thereof. The amount of the PILOMRT shall be determined by using the Mortgage Recording Tax rates in effect at the time such Mortgage is recorded.

(c)        Notification of Tax Due. Tenant shall notify Landlord within seven (7) Business Days after receipt of notice by Tenant of a written determination by the appropriate taxing authority that any Mortgage Recording Tax is payable by Tenant with respect to any Mortgage that benefited from the exemption set forth in Section 3.4(a) hereof. Within twenty-three (23) Business Days after Tenant sends to Landlord a written notification that any determination by the appropriate taxing authority is final (a “Final MRT Notification”) and Tenant, in accordance therewith, has paid to such taxing authority an amount equal to the Mortgage Recording Tax demanded (together with evidence thereof), Landlord shall repay to Tenant the amount, if any, of such Mortgage Recording Tax (but no more than the amount, if any, of any PILOMRT that Tenant made to Landlord in respect of the recording of the applicable Mortgage), together with an amount equal to any interest or penalties imposed on Tenant by the applicable taxing authority for Tenant’s non-payment, which payment shall be made by Landlord prior to the date which is twenty-three (23) Business Days after the Final MRT Notification. If Landlord fails to so reimburse Tenant for the Mortgage Recording Tax within the foregoing period, Tenant shall have the right to offset the amount of such Mortgage Recording Tax together with interest at the Interest Rate from the date Tenant made such Mortgage Recording Tax against the next installments of Charges coming due pursuant to this Lease. If as a result of the expiration or termination of this Lease other than by reason of Tenant’s default Tenant is unable to recoup the entire Mortgage Recording Tax with interest as aforesaid by offsetting the same against Charges, Landlord shall reimburse Tenant for any such amount not so recouped less any amounts due and owing from Tenant to Landlord hereunder within twenty-three (23) Business Days of the expiration or termination of this Lease. Neither Landlord nor Tenant shall be obligated to contest the decision of any such authority to deny, revoke or terminate any exemptions or other relief from the payment of such taxes. However, should either party desire to contest any such decision by bringing a lawsuit or otherwise, it may do so at its own risk and expense, and Landlord shall have the right to bring such lawsuit in the name of Tenant if Tenant fails to do so within twenty-three (23) Business Days following written request by Landlord. In the event that the contest of such decision is successful and Landlord has paid the amount of the Mortgage Recording Tax to Tenant, then Tenant shall, within twenty-three (23) Business Days after written demand by Landlord, reimburse Landlord in an amount equal to the applicable Mortgage Recording Tax.

Section 3.5 Theater Surcharge.

(a)        Calculation of Theater Surcharge. Tenant covenants and agrees to pay to Landlord, for the benefit of the rehabilitation, maintenance, management and promotion of the historic theaters within the 42nd Street Project Area (which payment shall be forwarded by Landlord to a Theater Management Entity) an amount equal to $0.15 per Occupied Square Foot per annum (the “Theater Surcharge”); provided, however, that the Theater Surcharge shall be Adjusted for Inflation from January 1, 2000.

(b)        Triggering of Theater Surcharge Obligation. The Theater Surcharge obligation in respect to any given Occupied Square Foot shall commence, in respect of each such Occupied Square Foot, upon the earlier to occur of (1) the commencement of the term of the Sublease demising such Occupied Square Foot, if any, and (2) actual occupancy of such Occupied Square Foot for the conduct of business (such earlier date, the “Theater Surcharge Commencement Date”). The obligation to pay the Theater Surcharge in respect of a given Occupied Square Foot shall continue until the earliest of (i) the expiration of the applicable Sublease, if any (it being understood that the obligations to make payments on account of the Theater Surcharge shall recommence when the requirements of clause (1) and (2) above are again satisfied), (ii) the first date on which no entity exists to exercise the functions of a Theater Management Entity and (iii) the ninety-ninth (99th) anniversary of the Delivery Date.

(c)        Theater Surcharge Due Dates. The aggregate Theater Surcharge for each Lease Year in respect to a given Occupied Square Foot shall be paid, in advance, annually to Landlord (together with the PILOT payment due pursuant to Section 3.1(c) hereof) on or prior to January 1 of such Lease Year and shall be accompanied by a Theater Surcharge Report (it being agreed that the Theater Surcharge in respect of any Occupied Square Foot for which Theater Surcharge Commencement Date occurs after January 1 shall be paid, pro rata, on the basis of the actual number of days in such Lease Year after such Theater Surcharge Commencement Date, within twenty (20) Business Days after the applicable Theater Surcharge Commencement Date). If a Sublease for any Occupied Square Feet shall terminate on any date which is prior to December 31 of any Lease Year, the Theater Surcharge for such period shall be prorated accordingly (and, in respect of a Sublease that is terminated unexpectedly before December 31 of any applicable Lease Year, any Theater Surcharge paid in respect of the period after such unexpected termination will be deemed a credit against the payment of Theater Surcharge next due).

(d)        Theater Surcharge Report. Tenant shall deliver to Landlord, along with the annual Theater Surcharge payment, a report (the “Theater Surcharge Report”) which shall be a Verified Statement and which shall set forth, together with support adequate to permit Landlord to undertake an informed review in respect thereof, (i) in detail, the number of Occupied Square Feet in the Demised Premises that form the basis of the Theater Surcharge calculation, (ii) the applicable Theater Surcharge Commencement Dates related to each Occupied Square Foot listed in clause (i) above, (iii) the applicable Theater Surcharge factor

(i.e., $0.15 in the year 2000) as Adjusted for Inflation, and (iv) the calculation of Theater Surcharge for the applicable Lease Year.

(e)        Independent Calculation. The calculation of the amount of Theater Surcharge for any Lease Year shall be independent of the calculation for any other Lease Year. The acceptance of any Theater Surcharge payment tendered by Tenant shall be without prejudice to Landlord’s right to any further sums subsequently shown to be due for the same period.

(f)         Subleasing to Related Entity. No subleasing by Tenant for the actual occupancy of the demised space to a Tenant Related Entity shall affect, reduce or impair Tenant’s Obligations hereunder to pay Theater Surcharge (or the amount thereof) and to deliver a Theater Surcharge Report as required hereunder.

Section 3.6  Administrative Fee. Tenant covenants and agrees to pay Landlord, from and after the Commencement Date, in annual payments in advance on January 10 of each year, FIFTEEN THOUSAND DOLLARS ($15,000) per annum (the “Administrative Fee”). On every fifth (5th) anniversary of the Delivery Date, the Administrative Fee shall be Adjusted for Inflation in respect of the next succeeding five-year period.

Section 3.7  Prorations; Overdue Amounts.

(a)        365/366-Day Year. All prorations under this Article III shall be calculated on the basis of a the actual number of days elapsed in a 365-day year (or 366-day year, if applicable).

(b)        Prorations. Except as otherwise provided in Section 3.7(c) hereof, if the Expiration Date is other than the last day of a calendar month, the installment of Charges for the period in which the Expiration Date occurs shall be prorated on the basis of the number of days occurring within the period commencing on the first day of the calendar month in which the Expiration Date occurs and ending on the Expiration Date.

(c)        Overdue Amounts. Additional Charges shall be payable by Tenant to Landlord in respect of any amounts payable hereunder to Landlord (including, without limitation, sums advanced by Landlord hereunder to cure a default by Tenant in the performance of Tenant’s Obligations) which shall not have been paid on the date the same shall be due and payable (an “Overdue Payment”) together with interest as follows: (A) with respect to any overdue PILOT, the overdue amount shall bear interest at the rate then generally charged by the City with respect to overdue Full Taxes, and shall be subject to the same fines and penalties as are assessed by the City with respect to overdue Full Taxes; provided, however, the imposition or assessment of interest, fines and penalties for overdue PILOT shall be subject to the notice and grace periods identical to the notice and grace periods, if any, from time to time granted by the City with respect to the payment of Full Taxes in respect of comparable properties and amounts; and (B) with respect to any other overdue Charges (other than Charges incurred pursuant to Section 14.1(b) hereof), the overdue amount shall bear interest calculated at the Interest Rate. Such aforesaid charges shall be due and payable within twenty (20) Business Days after demand for payment therefor by Landlord. No failure by Landlord to insist upon the strict performance by Tenant of Tenant’s Obligations to pay such Overdue Payment or interest shall constitute a waiver by Landlord of its right to enforce the provisions of this Section 3.7 in any instance thereafter occurring. The provisions of this Section 3.7 shall not be construed in any way to extend the grace periods or notice periods with respect to the payment of Charges as provided in Section 14.2(a) hereof.

Section 3.8  No Joint Venture. The fixing of a portion of the Charges to be paid by Tenant with reference to a percentage of Adjusted Gross Revenues, the Roof Top Garden Adjusted Gross Revenues or Lobby Sublease Space Adjusted Gross Revenues shall not cause either party hereto to be deemed to be a partner or an associate in business with, or responsible in any way for the business of, the other party hereto. Landlord, in its capacity as landlord hereunder, and Tenant further agree that they are not partners or joint venturers and that they do not stand in any fiduciary relationship one to the other.

Section 3.9  All Charges Treated as Rent. All PILOT, PILOMRT, Percentage Rent, Theater Surcharge, Overdue Payments, and other charges, fees and other amounts payable by Tenant under this Lease shall constitute Charges and, in the event of the non-payment by Tenant of any of the same when due according to the provisions of this Lease, Landlord shall have the same rights and remedies in respect thereof as would be available to Landlord if Charges were rent. It is expressly agreed by the parties hereto that no fixed rent is payable under this Lease. Moreover, no charges or other amounts are payable pursuant to this Article III for any period prior to the Lease Assignment Date.

Section 3.10  Payments. All payments of Charges and other sums required to be paid hereunder to Landlord shall be in lawful money of the United States of America and shall be paid to the Collection Agent at the address designated therefor, or to such other person and/or at such other place as Landlord and the City may jointly designate from time to time in writing.

Section 3.11  Net Lease. This Lease shall be deemed and construed to be a “triple net lease”, and Tenant shall pay to Landlord, absolutely net throughout the term of this Lease, all Charges and other sums payable hereunder, free of any charges, assessments, Impositions or deductions of any kind and without abatement, deferment, reduction, defense, counterclaim, demand, notice, deduction or set-off of any kind, and under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder, except as otherwise expressly set forth herein. All costs, expenses, charges, Impositions and other payments of every kind and nature whatsoever relating to the Demised Premises and the Common Elements, or the use, operation or maintenance thereof, which may arise or become due during or in respect of the term of this Lease after the Lease Assignment Date shall be paid by Tenant, and Tenant assumes full responsibility for the condition, operation, repair, alteration, improvement, replacement, maintenance and management of the Demised Elements and the Common Elements (which obligations, in the case of Tenant’s Subway Improvements, shall be governed by the Site 8 South Subway Agreement). Under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder except as herein otherwise expressly set forth.

Section 3.12  No Offset. Except as expressly provided for herein (including, without limitation, in Section 5.1(c)(iv) hereof), no happening, event, occurrence or situation during the term of this Lease, whether foreseen or unforeseen, and however extraordinary, shall permit Tenant to quit the Demised Premises or surrender this Lease or shall relieve Tenant from Tenant’s Obligations, or shall affect this Lease in any way, it being the intention that the Obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Charges shall continue to be payable in all events unless the Obligations to pay the same shall be terminated pursuant to the express provisions of this Lease. Tenant covenants and agrees that it will remain obligated under this Lease in accordance with its terms.

Section 3.13  Books and Records.

(a)        Right to Audit. Tenant shall keep, or cause to be kept, true and complete books of record and accounts in respect of matters that are required by this Lease to be reported by Tenant to Landlord or that are monetary obligations governed by or relating to this Lease and Tenant Obligations hereunder, including monthly records of Adjusted Gross Revenues, Roof Top Garden Adjusted Gross Revenues and Lobby Sublease Space Adjusted Gross Revenues and records and calculations in respect of Theater Surcharge. Tenant shall require, pursuant to the applicable Sublease, each Subtenant of PA Retail Space that is required pursuant to the terms of its Sublease to pay percentage rent to Tenant, to keep true and complete books of record and accounts in respect of such Subtenant’s business that are relevant to such percentage rent payment, in all cases in accordance with Accounting Principles, or if Accounting Principles are inapplicable to any expenditures, in accordance with sound accounting principles consistently applied. Such records shall be located or made available in New York City and shall be maintained as aforesaid for a period of not less than six (6) years after the end of the applicable Lease Year to which such records relate. Landlord and Landlord’s accountants and other representatives and the Comptroller of the City (the “Comptroller”) shall have the right from time to time to conduct a review of Tenant’s books of record and accounts relating to the relevant matters governed by or relating to this Lease and Tenant Obligations hereunder (including Adjusted Gross Revenues, Roof Top Garden Adjusted Gross Revenues and Lobby Sublease Space Adjusted Gross Revenues) and Tenant shall cooperate with the performance of such review. Each Sublease shall provide that Landlord and Landlord’s accountants and other representatives and the Comptroller shall have the right from time to time to conduct a review of such Subtenant’s books of record and accounts relating to Percentage Rent payments, and shall require such Subtenant to cooperate with the performance of such review. All such reviews shall occur during regular business hours and upon not less than three (3) days’ prior written notice. The cost of such review shall be borne solely by Landlord, except that if the results of such review determine that Tenant (or any such Subtenant, as applicable), whether or not inadvertently, has understated the Percentage Rent, payable to Landlord (or percentage rent payments payable to Tenant, as applicable) by more than five percent (5%) of what is owed, then Tenant (or such Subtenant in the case of such percentage rent payments) shall pay or shall reimburse Landlord on demand for payment of the reasonable costs and expenses involved in such review.

(b)        Incorrect Payments of Charges. Should any audit performed by Landlord, Landlord’s agent or designee disclose that Adjusted Gross Revenues, Roof Top Garden Adjusted Gross Revenues, or Lobby Sublease Space Adjusted Gross Revenues were understated or that

Tenant otherwise provided information that led to an underpayment of (or on account of) Charges, then any underpayments shall be paid to Landlord (i) within five (5) days after Tenant has received notice of such underpayment from Landlord, but such payment shall be without prejudice to Tenant’s right to dispute any such notice of underpayment or (ii) at Tenant’s option, within five (5) days after resolution of any dispute as to any such underpayment. Any underpayment under this Section 3.13(b) shall bear interest at the Interest Rate from the date on which the payment first should have been made to the date such underpayment is paid. Any overpayment of Charges, after the resolution of any dispute with respect thereto (together with interest at the Interest Rate from the date of overpayment to the date such overpayment is credited or refunded), shall be credited against the next installment(s) of Charges, provided that any amount unrecovered at the Expiration Date shall be paid by Landlord to Tenant or if Tenant exercises its option under Article V hereof of this Lease, shall be allowed as a credit against the Purchase Price. If the sum of such credit and any other credits against the Purchase Price exceeds the Purchase Price, then Landlord shall pay Tenant on the Purchase Option Closing Date the amount by which the aggregate of all credits against the Purchase Price exceeds the Purchase Price. Any dispute as to any payment of charges or the calculation thereof shall be resolved pursuant to arbitration as provided in Section 16.2 hereof.

(c)        Right to Prepare Statements. If Tenant shall fail to deliver to Landlord any report or Verified Statement required by this Article III on or prior to the due date thereof, in addition to any other rights or remedies Landlord may have under this Lease and without thereby waiving such default by Tenant, Landlord shall be entitled, after fifteen (15) Business Days’ prior notice to Tenant if Tenant shall have not cured such default within such period, at Tenant’s expense, to have such report or Verified Statement prepared by a certified public accountant selected by Landlord. Landlord and such certified public accountant shall have the right to review Tenant’s relevant books and records with respect to the Property relating to the relevant overdue report or Verified Statement on demand and to make such copies thereof as either shall reasonably require. All fees and expenses incurred in the preparation of any such overdue Verified Statement or report shall be payable by Tenant on demand as additional Charges hereunder.

(d)        Copies of Reports. Tenant shall deliver to Landlord (i) promptly upon the receipt or sending thereof copies of notices of default given or received by Tenant with respect to any Sublease of any portion of the PA Retail Space and (ii) upon request by Landlord, copies of reports received or given by Tenant from or to any Subtenant which relate to (1) any financial or sales reports of such Subtenant or (2) to any other components of Adjusted Gross Revenues, Roof Top Garden Adjusted Gross Revenues or Lobby Sublease Space Adjusted Gross Revenues.

(e)        Landlord and Tenant Contests. Any statement prepared by or on behalf of Landlord pursuant to Section 3.13(c) hereof or the results of any audit conducted by or on behalf of Landlord pursuant to Section 3.13(a) hereof shall be conclusive and binding upon Tenant unless Tenant notifies Landlord within one hundred eighty (180) days after receipt thereof that it disputes the correctness of such statement or results, which notice shall specify the particular respects in which the same is claimed to be incorrect, and Tenant pays the amount in dispute in accordance with such statement or results, without prejudice to Tenant’s position. If Landlord and Tenant are unable to resolve such dispute within twenty (20) Business Days after receipt of

Tenant’s notice, the dispute shall be submitted to arbitration for resolution pursuant to Section 16.2 hereof.

Section 3.14  Illegality. If any Charges shall be or become uncollectible, reduced or required to be refunded because of any rent control or similar act or law enacted by a Governmental Authority, Tenant shall enter into such agreement(s) and take such other steps as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum amounts which from time to time during the continuance of such rent controls may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such rent controls or similar act or law, (a) the Charges in question shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord, up to the maximum extent legally permissible, an amount equal to (i) the amount of any Charges in question which would have been paid pursuant to this Lease but for such rent controls minus (ii) the amounts with respect to any such Charges paid by Tenant during the period such rent controls were in effect.

Section 3.15  Administrative Code Section 11-208.1. For as long as 42DP or the City is Landlord and to the extent that the Administrative Code of The City of New York Section 11-208.1 (or successor thereto) is then in force and effect, Tenant shall submit income and expense statements of the type required by such code section (or successor thereto) as if Tenant were the “owner” of the Leased Unit as such terms are used in said Section 11-208.1, such statements to be submitted within the time periods and to the address provided for in said Section 11-208.1, and shall submit the same notwithstanding that 42DP or the City holds fee title to the Property, that the Property may therefore not be “income-producing property” as that concept is used in Section 11-208.01, or that PILOT rather than real estate taxes are being paid with respect to the Property.

Section 3.16  Survival. Tenant’s and Landlord’s Obligations and rights under this Article III in respect of Charges that shall have accrued prior to the expiration or earlier termination of this Lease, including Tenant’s Obligations to maintain and make available books and records with respect thereto, shall survive the expiration or earlier termination of this Lease.

Section 3.17  Existing Violations. From and after the Lease Assignment Date, Landlord shall pay or otherwise remove all fines, penalties and other monetary charges imposed by reason of the Existing Violations (it being acknowledged that, prior to the Lease Assignment Date, 42DP is obligated to perform the foregoing obligations pursuant to the Initial Ground Lease).

Section 3.18  End of NYTC Benefits. In the event that NYTC or a Related Entity of NYTC no longer is the owner of an interest in Tenant, then all rights and benefits accruing specifically to NYTC under this Article III shall be deemed null and void and of no further force and effect as of the date of such Transfer.

ARTICLE IV
IMPOSITIONS

Section 4.1  Impositions.

(a)        Payment. Subject to Section 4.1(b) and 4.1(c) hereof, Tenant shall pay or shall cause to be paid, as and when the same become due, all Impositions under this Lease attributable to the period from and after the first day of the applicable fiscal year after the Lease Assignment Date.

(b)        Apportionments. All Impositions for the fiscal year or tax year in which the first day of the applicable fiscal year after the Lease Assignment Date occurs or the term of this Lease expires shall be apportioned; provided, however, that if there shall be a Default or Event of Default hereunder, Tenant shall not be entitled to receive any credit due to Tenant on account of any such apportionment until such Default or Event of Default has been cured.

(c)        Installments. Where any Imposition is permitted by Legal Requirements to be paid in installments, Tenant may pay such Imposition in installments as and when each such installment becomes due.

Section 4.2  Payment.

(a)        Obligation to Pay. Tenant shall pay all Impositions directly to the appropriate Governmental Authority or other Person entitled to receive the same and shall pay such Impositions before any fine, penalty, interest or other cost shall become due or be imposed by operation of law.

(b)        Evidence of Payment. At Landlord’s request, Tenant shall furnish Landlord, within twenty-five (25) Business Days after the date when an Imposition is required to be paid hereunder, (i) a copy of any bill received by Tenant relating to such Imposition and (ii) copies of cancelled checks or official receipts of the appropriate taxing authority or other proof reasonably satisfactory to Landlord evidencing the payment thereof.

Section 4.3  Right to Contest. (a)  Tenant may, if it shall so desire, protest or contest the validity or amount of any Imposition, in whole or in part, without paying at the time of such protest or contest such Imposition; provided, however, that if Tenant has not elected to pay such Imposition:

(i)          the same is done by Tenant upon prior written notice to Landlord, at Tenant’s sole cost and expense and with due diligence and continuity so as to resolve such protest or contest promptly;

(ii)         neither the Demised Premises nor the Common Elements, nor any part thereof is or will be in imminent danger of being forfeited or lost by reason of such protest or contest;

(iii)        Tenant shall either bond such Imposition or deposit with Landlord, or provide Landlord with, security in an amount and in form and substance reasonably satisfactory to Landlord (it being agreed that an acceptable guaranty of an Acceptable Guarantor shall be security reasonably satisfactory to Landlord under this Section 4.3(a)(iii)) for application toward the cost of curing or removing the same from record and to secure Landlord against any loss or damage arising out of such protest or contest or the deferral of Tenant’s performance or compliance;

(iv)       if an in rem action with respect to the non-payment of such Imposition has been commenced or any writ or order is issued under which the Demised Premises and/or the Common Elements, or any part thereof, may be sold or forfeited, Tenant shall thereafter diligently proceed to cure or remove the same from record or take such other actions in lieu thereof as are legally permissible to toll or enjoin any such action, sale or forfeiture;

(v)        such protest or contest shall not subject Landlord to prosecution for a criminal offense or a claim for civil liability (it being agreed that assessment of the Imposition, together with interest and penalties thereon, shall not be deemed civil liability for the purpose of this clause);

(vi)       Tenant agrees in writing to indemnify Landlord from and against any and all Claims upon or arising out of such protest or contest; and

(vii)      no Event of Default shall have occurred and be continuing.

(b)        If Tenant receives any notice that Tenant or the Demised Premises and/or the Common Elements, or any part thereof, is in default under or is not in compliance with any of the foregoing Sections 4.3(a)(i) through 4.3(a)(vii) hereof, or notice of any proceeding initiated under or with respect to any of the foregoing Sections 4.3(a)(i) through 4.3(a)(vii) hereof, Tenant will promptly furnish a copy of such notice to Landlord. Nothing herein contained, however, shall be so construed as to allow such Imposition to remain unpaid for such length of time as shall permit the Demised Premises and/or the Common Elements, or any part thereof, to be sold by any Governmental Authority for the non-payment of the same, and, if at any time in the judgment of Landlord, reasonably exercised, it shall become necessary or proper to do so, Landlord, after not less than twenty (20) Business Days’ written notice to Tenant (unless such sale is scheduled prior to the expiration of any shorter period), may pay or apply the moneys deposited in accordance with this Section 4.3 or so much thereof as may be required to the payment of the challenged Imposition to prevent the sale of the Demised Premises and/or the Common Elements or any part thereof. If the amount so deposited as aforesaid shall exceed the amount required to satisfy the challenged Imposition as finally fixed and determined, the excess (or the entire amount if no such payment is required) shall be paid to Tenant, or in case there shall be any deficiency, the amount of such deficiency shall be forthwith paid by Tenant. Promptly following resolution of the contest and payment by Tenant of any amounts due, Landlord shall refund to Tenant any monies so deposited and not applied to payment of the Imposition. Any moneys so deposited shall be held in an interest-bearing account at a Lending Institution, and any interest earned thereon, shall be refunded, applied or paid in the same manner as the amount deposited is refunded, applied or paid in accordance with the immediately preceding two (2) sentences.

(c)        Landlord shall not be required to join in any action or proceeding referred to in this Section 4.3 unless required by any Legal Requirement in order to make such action or proceeding effective, in which event any such action or proceeding may be pursued by Tenant (upon prior written notice to Landlord) in the name of, but without expense to, Landlord. Tenant hereby agrees to indemnify Landlord from and against any and all Claims incurred or suffered by Landlord in its proprietary capacity and arising out of any such action or proceeding. The provisions of this Section 4.3(c) shall survive the expiration or earlier termination of this Lease.

ARTICLE V
PURCHASE OPTION

Section 5.1  Purchase Option.

(a)        Tenant’s Exercise of Purchase Option. After the Scheduled PILOT Conversion Date or as otherwise expressly permitted under this Lease, Tenant, simultaneously with the tenants under all other Severance Subleases, shall have the right, which right shall be exercised by notice to Landlord (the “Purchase Option Notice”), to purchase (or have a designee purchase) all of the interest of 42DP (if any) and the City in the portion of the Land and the Improvements comprising the Demised Premises, and the undivided interest in the Common Elements associated therewith (the “Purchase Option”) on a date identified in the Purchase Option Notice and being no less than ninety (90) days after the date of the Purchase Option Notice (such date, the “Purchase Option Closing Date”) and on the terms and conditions set forth in this Article V. The Purchase Option Notice may be delivered prior to the Scheduled PILOT Conversion Date so long as the Purchase Option Closing Date set forth therein occurs on or subsequent to the Scheduled PILOT Conversion Date. In the event that the right of any tenant under a Severance Sublease to exercise the purchase option provided under such Severance Sublease is accelerated pursuant to Section 11.1(g) of such Severance Sublease, Tenant’s right to exercise the Purchase Option hereunder shall automatically be so accelerated.

(b)        Purchase Option Closing Date. The closing of Tenant’s purchase pursuant to the Purchase Option shall take place on the Purchase Option Closing Date. Tenant may adjourn the Purchase Option Closing Date, on up to two (2) occasions, so long as Tenant notifies Landlord of each such adjournment at least five (5) Business Days prior to any applicable scheduled Purchase Option Closing Date; provided, however, that Tenant may adjourn the Purchase Option Closing Date on additional occasions so long as Tenant pays all of Landlord’s costs incurred on account of such adjournment.

(c)        Conditions to Closing. Closing of the transfer of fee title to the portion of the Land and the Improvements comprising the Demised Premises, and the undivided interest in the Common Elements associated therewith, pursuant to the Purchase Option shall be conditioned on the following:

(i)          The Purchase Price shall be paid to Landlord on the Purchase Option Closing Date.

(ii)         Appropriate adjustments of all Charges, apportioned as of the Purchase Option Closing Date, shall be made between Tenant and Landlord on the Purchase Option Closing Date.

(iii)        If, on the Purchase Option Closing Date, there shall be any dispute between Landlord and Tenant as to any Charges then due and payable, the closing shall proceed as scheduled and Tenant shall (A) pay to Landlord, on the Purchase Option Closing Date, the undisputed portion of the balance of the Charges apportioned as of the Purchase Option Closing Date and (B) deposit with the Depositary cash or cash-equivalents (e.g., an unconditional, irrevocable letter of credit, U.S. Government Securities in bearer form and/or certificates of deposit issued by Lending Institutions in bearer form) in an amount equal to, and as security for, the disputed Charges (together with an amount equal to the reasonably estimated interest at the Interest Rate to accrue thereon for a two-year period); provided, however, if the amount in dispute is equal to or less than $50,000, Landlord will accept a guaranty of NYTC for the total amount in dispute to be adequate security for the purposes of clause (B) above. At such time as the dispute is resolved, the additional amount, if any, still owing shall be paid to Landlord (with interest at the Interest Rate). Upon such payment, any excess security (and any interest earned thereon) shall be refunded or returned to Tenant. Tenant’s and Landlord’s obligations to make any payment pursuant to this Section 5.1(c)(iii) with respect to Charges shall survive the termination of this Lease.

(iv)       If, on the Purchase Option Closing Date, there shall be an unresolved tax contest initiated by Tenant pursuant to Section 3.1(c) hereof in respect of the Demised Premises and its undivided interest in the Common Elements, Tenant shall nevertheless pay the full amount of PILOT then due on the Purchase Option Closing Date for the applicable period. Landlord will deposit any disputed portion of such PILOT with the Depositary, as escrowee for such funds pursuant to an escrow agreement entered into by Landlord, Tenant and Depositary on the Purchase Option Closing Date. It is agreed that such escrowed funds shall be distributed in accordance with the results of the tax contest. Upon receiving joint instructions from Landlord and Tenant as to the disposition of such escrowed funds pursuant to the preceding sentence, Landlord and Tenant shall instruct Depositary to immediately so disburse the escrowed funds.

(v)        Landlord shall not be obligated to convey any portion of the Property to Tenant or to any other tenant under a Severance Sublease, until Tenant or another tenant under a Severance Sublease, in addition to all other sums due on the Purchase Option Closing Date, pays to Landlord in full all Charges due and not disputed pursuant to Sections 5.1(c)(iii) and 5.1(c)(iv) hereof as of the Purchase Option Closing Date.

(vi)       Tenant shall provide to Landlord (A) a certificate of Tenant, which shall be certified by a Qualified Certifying Party, stating that, as of the Purchase Option Closing Date, Tenant is fully familiar with the Demised Premises and the Common Elements, the condition thereof and the Permitted Encumbrances, and Tenant accepts title to same in their “AS IS” condition without any representation or warranty, express or implied, in fact or by law, of Landlord, NYCEDC, ESDC or the City as to the title thereto, the nature, condition or viability thereof, or the use or uses to which the Demised Premises and the Common Elements or any part thereof may be put, (B) an agreement, in a form reasonably satisfactory to Landlord, providing for the survival of any of Tenant’s Obligations expressly stated herein to survive this Lease and (C) all other documentation customarily entered into in the connection with the full and complete transfer of interest in property in New York City.

(vii)      Landlord shall not be obligated to convey any portion of the Property to Tenant unless, on the Purchase Option Closing Date, Landlord is obligated to convey its interest in the balance of the Property under all of the other Severance Subleases. It is expressly agreed that a default by Landlord in its obligations relating to the conveyance of title to any portion of the Property pursuant to the exercise of the Purchase Option under any Severance

Sublease shall be deemed a default by Landlord with respect to such obligations under all of the Severance Subleases.

(d)        Condition of Title. On the Purchase Option Closing Date, fee simple title in and to the applicable portion of the Land and the Improvements comprising the Demised Premises (under each Severance Sublease), and the undivided interest in the Common Elements associated therewith shall be conveyed to each applicable tenant under the Severance Subleases, or the designee(s) of such tenant (collectively, “Purchaser”), in either case subject only to the Ground Lease, any Subleases, the Severance Subleases, the Permitted Encumbrances, and all matters and encumbrances affecting title to which this Lease is subject resulting from a Person claiming by, through or under such tenant under the Severance Sublease.

(e)        Deed. On the Purchase Option Closing Date, 42DP and/or the City, as applicable, shall deliver to the Purchaser (i) bargain and sale deeds without covenant against grantor’s acts, in proper statutory short form for recording, duly executed and acknowledged, in order to convey the title to each portion of the Land and the Improvements comprising the Demised Premises (under each Severance Sublease), and the undivided interest in the Common Elements associated therewith in accordance with the provisions of Section 5.1(d) hereof, (ii) an executed counterpart of an agreement the sole purpose of which is the termination of the Ground Lease, and (iii) such other reasonable and customary documents that a reputable title insurance company licensed to do business in the State of New York may request in order to convey title in the condition provided for in Section 5.1(d) hereof.

(f)         Tax Returns. On the Purchase Option Closing Date, each of the parties shall duly execute and, if applicable, acknowledge any and all transfer tax returns required in connection with the delivery and/or recording of the deed or deeds described in Section 5.1(e) hereof which shall reflect the Purchase Price. All taxes imposed pursuant to such returns, whether payable by Landlord and/or the Purchaser under applicable law, shall be paid by the Purchaser, who shall also pay the documentary stamps, if any, to be affixed to the deed or deeds. The tax returns and the amount of such taxes and documentary stamps shall be delivered to the purchaser’s title insurer on the Purchase Option Closing Date for delivery to the appropriate Governmental Authorities (or delivered directly to a reputable title insurance company for delivery to the appropriate Governmental Authorities in the event that the Purchaser does not have a title insurer).

(g)        Tenant’s Liabilities. If, after giving the Purchase Option Notice, the Purchaser, whether by reason of its acts or omissions or the acts or omissions of any other tenant under a Severance Sublease, fails to purchase the portion of the Land and the Improvements comprising the Demised Premises (under each Severance Sublease), and the undivided interest in the Common Elements associated therewith, Tenant shall reimburse (or cause the Purchaser to reimburse) the Public Parties, within seven (7) Business Days of a request therefor, for all expenses incurred by the Public Parties in connection with, and in contemplation of, the failed exercise of the Purchase Option.

Section 5.2  Casualty to, or Condemnation of, the Property. If all or any portion of the Improvements are damaged or destroyed by Casualty, or if condemnation proceedings referred to in the provisions of Section 12.1 hereof are instituted, and if Tenant theretofor has exercised the Purchase Option in accordance with the provisions of this Lease:

(a)        Landlord shall assign to the Purchaser, on the Purchase Option Closing Date, all of Landlord’s interest in and to so much of the insurance proceeds or condemnation award, as the case may be, as has not been paid to Depositary; and

(b)        Depositary shall pay on the Purchase Option Closing Date the Restoration Funds (i) first, to itself and Landlord, to the extent, if any, of the necessary and proper expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Depositary and Landlord in the collection of such Restoration Funds as of the Purchase Option Closing Date, and (ii) the balance to the Purchaser. Landlord shall recognize any assignment to a Recognized Mortgagee of the balance of such Restoration Funds.

Section 5.3  Termination of Right to Purchase. If condemnation proceedings referred to in Section 12.1(a) hereof commence after the Purchase Option Notice is given and before the Purchase Option Closing Date, Tenant may either (a) withdraw such notice, in which event the parties shall have no further rights or obligations under this Article V, or (b) proceed with such purchase without abatement of the Purchase Price on account of such condemnation proceeding, in which event (i) such proceedings shall not be an objection to title and (ii) if the title to the Property and the applicable leasehold estates shall have vested in the condemnor prior to the Purchase Option Closing Date, Landlord shall not be required to deliver a deed (except as to any portion of the Property not taken in such condemnation), but only an assignment on the Purchase Option Closing Date of the award in such proceeding, in form and substance reasonably satisfactory to Tenant.

ARTICLE VI
CONSTRUCTION OF THE PROJECT

Section 6.1 Construction of the Project. [INTENTIONALLY OMITTED]

Section 6.2 Plans and Specifications. [INTENTIONALLY OMITTED]

Section 6.3 Performance of Construction Work. [INTENTIONALLY OMITTED]

Section 6.4 Use of Plans and Specifications. [INTENTIONALLY OMITTED]

Section 6.5 Conditions Precedent to Commencement of Demolition, Asbestos Removal and Lead Abatement. [INTENTIONALLY OMITTED]

Section 6.6 Construction of Tenant’s Subway Improvements. [INTENTIONALLY OMITTED]

Section 6.7 Permanent Certificate of Occupancy. [INTENTIONALLY OMITTED]

Section 6.8 Construction Agreements. [INTENTIONALLY OMITTED]

Section 6.9 Construction Sign. [INTENTIONALLY OMITTED]

Section 6.10 Project Area. [INTENTIONALLY OMITTED]

Section 6.11 Title to Materials. [INTENTIONALLY OMITTED]

Section 6.12 Nonadverse Structural Effect. [INTENTIONALLY OMITTED]

Section 6.13 Arbitration. [INTENTIONALLY OMITTED]

ARTICLE VII
USE AND MAINTENANCE OF THE PROPERTY

Section 7.1 Permitted Use.

(a)        Use. The Demised Premises and the Common Elements shall be used, maintained, occupied and operated (i) in accordance with the requirements of the DUO, (ii) at a standard of at least that of a Class “A” office building (as understood on the date hereof) in midtown Manhattan, and (iii) subject to the DUO and except as hereinafter set forth, for any use permitted by Legal Requirements, including, without limitation, offices, newsrooms, retail, service, auditoriums, dining facilities, communications facilities, production facilities, ancillary medical facilities, parking for not more than ten (10) cars, back office, storage and other uses as are incidental or ancillary thereto, in accordance with the certificate(s) of occupancy therefor, and for no use or purpose inconsistent with the DUO or the operation of a Class “A” office building (as understood on the date hereof) in midtown Manhattan (the uses described in clauses (i), (ii) and (iii) above, the “Permitted Use”), and for no other use. Tenant agrees not to use, permit or suffer the Demised Premises or the Common Elements to be used for any purposes not expressly permitted under this Section 7.1(a) without the prior written consent of Landlord.

(b)        Display and Signage. All signage to be incorporated into the design of the Demised Premises and the Common Elements, and all lighting to be installed in connection therewith shall comply with the specific requirements of the DUO; provided, however, that Tenant shall not be responsible for signage and lighting relating to any Retail Space other than any Retail Space associated with the Public Amenity. Tenant shall install and operate, or cause to be installed and operated, lights and signs as required by the DUO by the date(s) prescribed in the DUO applicable to each category of lighting and signage set forth in the DUO.

(c)        Common Elements. Subject to the immediately following sentence, the Common Elements shall not be used for any commercial purposes. The Common Elements Leaseable Space may be used for commercial purposes, but only in accordance with, and as contemplated by, Section 34.1 hereof.

(d)        Compliance with the DUO. From and after the Substantial Completion Date, Tenant shall maintain and operate the Demised Premises and the Common Elements in compliance with the DUO.

Section 7.2 Restrictions on Use. Tenant shall not use, occupy, maintain or operate the Demised Premises and the Common Elements, nor permit the same to be used, occupied, maintained or operated, nor do or permit anything to be done in, on or to the Demised Premises and the Common Elements, in whole or in part, in a manner which would in any way:

(a)        violate any construction permit or certificate of occupancy affecting the Property;

(b)        constitute a public nuisance;

(c)        violate any Legal Requirements or Insurance Requirements; or

(d)        violate any requirements of the DUO.

Section 7.3  Interim and Long-Term Maintenance Obligations.

(a)        Interim Maintenance Obligations. [INTENTIONALLY OMITTED]

(b)        Maintenance During Demolition Work and Tenant’s Construction Work. [INTENTIONALLY OMITTED]

(c)        Maintenance Obligations. (i) At all times during the term of this Lease. Tenant shall (and/or shall cause each Subtenant (by incorporating the following provisions in every Sublease and using all reasonable efforts to enforce the same) to):

(A)         not cause any waste to or upon the Demised Premises or the Common Elements or any part thereof, nor permit or suffer any waste to or upon the Demised Premises or the Common Elements;

(B)         not cause physical damage (other than as part of any Alteration permitted hereunder or as caused by a Casualty or Taking) to the Demised Premises or the Common Elements or any part thereof;

(C)         take good care of the Demised Premises and the Common Elements, make all repairs, restorations and replacements thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, necessary to (1) comply with all Legal Requirements, Insurance Requirements and the DUO and (2) maintain and operate the Demised Premises and the Common Elements to a standard at least of that of {first class retail space in} a Class “A” office building (as understood on the date hereof) in midtown Manhattan;

(D)         maintain, repair, keep, use and occupy the Demised Premises and the Common Elements in compliance with the DUO;

(E)          maintain and keep the Demised Premises and the Common Elements, and sidewalks and curbs adjacent thereto, free and clear from rubbish, dirt, ice and snow and shall not impede the use of or obstruct the same or allow the same to be so impeded or obstructed in any manner;

(F)          maintain and keep the sidewalks and vaults adjacent to the Improvements in good order, repair and condition (including the prompt repair of cracks therein and the maintenance of an even level thereof) and at all times keep the same in compliance with the DUO and Legal Requirements;

(G)         [INTENTIONALLY OMITTED];

(H)         operate and maintain the Public Amenity as set forth in the DUO and in Section 30.4 hereof;

(I)           prohibit sales through window openings on the streetwall, except in the case of (1) a Subtenant whose business is primarily the operation of a newsstand or ticket sales or (2) the sale of tickets for movies and other attractions, i.e., display windows shall be used for display only and not as a point of sale; and

(J)          keep the Demised Premises and the Common Elements free of graffiti and posters.

(ii)     If Tenant fails to maintain the cleanliness of the sidewalks adjacent to the Improvements at least to the level of cleanliness maintained for the overall area of the Times Square BID, as determined by the Mayor’s Office of Operations Sanitation Scorecard for as long as the same exists, or fails to promptly remove from the Demised Premises or the Common Elements evidence of graffiti and such failure continues for five (5) Business Days after notice to Tenant specifying in reasonable detail such failure and setting forth Landlord’s right to remove same on Tenant’s behalf, Landlord shall, at the end of such five (5) Business Day period, be entitled to clean such sidewalks or remove such graffiti or cause the same to be cleaned or removed, as the case may be, at the expense of Tenant. Any and all costs incurred by Landlord in connection therewith shall be paid to Landlord’s contractors or reimbursed to Landlord, as Landlord shall request, and shall accrue interest at the Interest Rate, in accordance with Section 15.1 hereof.

Section 7.4  Compliance with Legal Requirements. Tenant shall promptly comply with all Legal Requirements and Insurance Requirements, foreseen or unforeseen, ordinary as well as extraordinary, structural or non-structural, with respect to the Demised Premises and the Common Elements. Tenant shall have the right to contest the validity of any Legal Requirement or the application thereof in accordance with this Section 7.4. During such contest, compliance with any such contested Legal Requirement may be deferred by Tenant upon condition that before instituting any such proceedings, Tenant shall furnish to Landlord security reasonably satisfactory to Landlord (it being agreed that an acceptable guaranty of an Acceptable Guarantor shall be security reasonably satisfactory to Landlord under this Section 7.4), securing compliance with the contested Legal Requirement and payment of all interest, penalties, fines, fees and expenses in connection therewith. Any such proceeding instituted by Tenant shall be commenced as soon as is reasonably possible after the issuance of any notification by the applicable governmental authority with respect to required compliance with such Legal Requirement and shall be prosecuted to final adjudication with reasonable diligence. Tenant hereby agrees to indemnify Landlord from and against any and all Claims arising out of such proceeding. Notwithstanding the foregoing, Tenant promptly shall comply with any such Legal Requirement and compliance shall not be deferred if at any time there is a condition imminently hazardous to human life or health, the Property, or any part thereof, shall be in danger of being forfeited or lost, or if Landlord shall be in danger of being subject to criminal and/or civil liability or penalty (other than a fine which Tenant agrees to pay or in regard to which Tenant provides to Landlord an indemnity of Landlord by an Acceptable Guarantor) by reason of noncompliance therewith. The Obligations of Tenant to indemnify Landlord under this Section 7.4 shall survive the expiration or earlier termination of this Lease.

Section 7.5  No Waste. Tenant will not do, permit or suffer any waste to or upon the Demised Premises or the Common Elements or any part thereof. Tenant shall have the right at any time and from time to time to sell or dispose of any Equipment, subject to this Lease, which may have become obsolete or unfit for use or which is no longer useful, necessary or economical in the operation of the Demised Premises or the Common Elements; provided, however, that Tenant shall have substituted or shall promptly substitute for the property so removed from the Demised Premises or the Common Elements other Equipment not necessarily of the same character but at least of equal quality in the performance of the particular function in question as that of the property so removed unless, in Tenant’s reasonable opinion as set forth in a written notice to Landlord, the property so removed was performing an obsolete function or a function no longer required in connection with the then current use of the Demised Premises or the Common Elements and replacement thereof is not necessary or appropriate to maintain, without impairment, the operation or character of the Demised Premises or the Common Elements, their use and occupancy by Subtenants or their overall value.

Section 7.6  Right of Entry. Landlord (and its designee(s)) shall have the right to enter upon the Demised Premises and the Common Elements, or any part thereof, at any time during the term hereof, for the purpose of ascertaining the condition of the Demised Premises and/or the Common Elements or whether Tenant or any Subtenant is observing and performing their respective obligations hereunder, all without hindrance or molestation from Tenant or any Person claiming by, through or under Tenant. The above mentioned rights of entry shall be exercisable (other than in the case of an emergency) at reasonable times, at reasonable hours and on reasonable, prior written notice, and Landlord shall use reasonable efforts to minimize interference with Tenant and any Subtenants, and shall exercise such right under the supervision of Tenant’s (and any such Subtenant’s) employees, agents or designees provided the same are made reasonably available to Landlord for such purpose upon reasonable advance notice to Tenant and any such Subtenant (as applicable).

Section 7.7  Utilities; Services; No Landlord Responsibility. Tenant shall be responsible for all charges for gas, electricity, light, heat, water, sewerage and power, for protective and security services, for telephone and other communication services, and for all other public or private utility services which shall be used, rendered or supplied upon or in connection with the Demised Premises or the Common Elements, or any part thereof, at any time during the term of this Lease. Landlord shall not be required to furnish any services, utilities or facilities whatsoever to the Demised Premises or the Common Elements, nor shall Landlord have any duty or obligation to make any Alteration or repair to the Demised Premises or the Common Elements. Tenant assumes the full and sole responsibility for the condition, operation, repair, alteration, improvement, replacement, maintenance and management of the Demised Premises and the Common Elements.

Section 7.8  Environmental. Tenant shall not undertake, permit or suffer any Environmental Activity in the Demised Premises or the Common Elements other than (a) in compliance with all applicable Insurance Requirements and Legal Requirements and (b) in such a manner as shall keep the Property free from any lien imposed in respect or as a consequence of such Environmental Activity. Tenant shall take all necessary steps to ensure that any permitted Environmental Activity undertaken or permitted in the Demised Premises or the Common Elements is undertaken in a manner as to provide prudent safeguards against potential risks to human health or the environment or to the Demised Premises or the Common Elements. Tenant shall notify Landlord within twenty-four (24) hours after Tenant becomes aware of the release or discharge of any Hazardous Materials from or at the Demised Premises or the Common Elements and Tenant shall forthwith remediate or remove such Hazardous Materials, subject to the last sentence of this Section 7.8. Landlord shall have the right from time to time to conduct an environmental audit of the Demised Premises and/or the Common Elements, provided Landlord has reasonable cause to believe (i) Hazardous Materials have been released or discharged or is otherwise present at the Demised Premises or the Common Elements or (ii) Tenant is otherwise in violation of any Legal Requirement or Insurance Requirement relating to Hazardous Materials, and Landlord provides written notice of its intention to conduct an environmental audit together with a statement setting forth the reasons therefor. Tenant shall cooperate in the conduct of such environmental audit. The cost of such audit shall be payable by Tenant upon Landlord’s demand therefor; provided, however, that if Tenant objects to such audit by written notice received by Landlord prior to the initiation of such audit and such audit (and any more-detailed environmental audit of the same circumstances (e.g., a so-called phase II environmental assessment)) fails to identify any Environmental Activity in violation of Legal Requirements, Landlord shall pay the costs of such audit. Such audit shall be performed at reasonable times, at reasonable hours and on at least five (5) Business Days notice (except in the case of an emergency), Landlord shall make reasonable efforts to minimize interference with Tenant and any Subtenants, and shall require its audit contractor to carry commercial liability insurance in a commercially reasonable amount, naming Tenant and Landlord as additional insureds, and to deliver Tenant evidence thereof no less than five (5) Business Days prior to commencing such audit. Notwithstanding anything to the contrary in the foregoing portions of this Section 7.8: (A) nothing contained in this Section 7.8 shall require Tenant to remove or remediate any Hazardous Waste unless required to do so by Legal Requirements applicable to the Demised Premises or the Common Elements; and (B) Tenant shall have the right, in accordance with Section 7.4, to contest the validity of any Legal Requirement applicable to the remediation or removal of Hazardous Materials, provided Tenant forthwith takes all necessary steps to prevent any further discharge or release of Hazardous Materials or any other or further deterioration to the Demised Premises or the Common Elements caused by Hazardous Materials; provided, however, that, in any event, Tenant may not delay such remediation or removal during the pendency of such contest if the presence of such Hazardous Materials poses an imminent threat to the Demised Premises or the Common Elements or any persons or if such delay could expose Landlord to increased liability arising from such Hazardous Materials.

Section 7.9  Equitable Relief. Tenant hereby acknowledges that Landlord may suffer irreparable harm by reason of a breach or threatened breach of the provisions of this Article VII, and, accordingly, in addition to any other remedy that Landlord may have under this Lease or as may be permitted by applicable law, Landlord shall be entitled to seek to enjoin the action, activity or inaction that gives rise to such breach or threatened breach by Tenant.

Section 7.10  Windows. Tenant shall not clean or require, permit, suffer or allow any window in the Demised Premises or the Common Elements to be cleaned from the outside in violation of Section 202 of the Labor Law or any other Legal Requirements or Insurance Requirements.

Section 7.11  Adverse Possession. Tenant shall not suffer or permit the Demised Premises or the Common Elements or any portion thereof to be used by the public or any Person without restriction or in such manner as would, with the lapse of time, impair title to the

Demised Premises or the Common Elements or any portion thereof, or create the basis for a legitimate claim or claims of adverse usage or adverse possession by the public, as such, or any Person, or of implied dedication of the Demised Premises or the Common Elements, or any portion thereof.

Section 7.12  Pre-Possession Obligations. [INTENTIONALLY OMITTED]

ARTICLE VIII
REPAIRS

Section 8.1  Repairs.

(a)        Maintenance of Demised Premises and the Common Elements. As set forth in Section 7.3 hereof, Tenant shall (i) maintain the Demised Premises and the Common Elements for their Permitted Uses, and (ii) make all repairs, restorations and replacements thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, and foreseen and unforeseen.

(b)        Quality of Repairs. Except as provided in Section 7.4 hereof, all repairs, restorations and replacements shall be at least equivalent in standard and quality to the standard and quality of the original work or property replaced, as the case may be. All repairs, restorations and replacements shall be sufficient for the proper maintenance and operation of the Demised Premises and the Common Elements and shall be made in compliance with all Legal Requirements and Insurance Requirements, the requirements of the DUO and in compliance with the applicable provisions of Article IX hereof as if such repairs, restorations or replacements were Alterations thereunder.

(c)        Equipment; Access. Tenant covenants and agrees that throughout the term of this Lease (i) all Equipment shall be maintained in good and safe operating order and repair, and (ii) the Property shall, at all times, have adequate means of ingress and egress to and from the public streets and the sidewalks used in connection therewith. Tenant shall obtain and maintain, or cause the Subtenants to obtain and maintain, any and all permits required in connection with the operation of all portions of the Demised Premises, the Common Elements and each Demised Space. Landlord shall not be required to furnish or obtain any permits, or to make any repairs or Alterations, in, or to, the Demised Premises or the Common Elements or the Equipment during the term of this Lease. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Demised Premises, the Equipment and, jointly with the tenants under the other Severance Subleases, the Common Elements.

ARTICLE IX
ALTERATIONS AND COMPLETION OF THE IMPROVEMENTS

Section 9.1  Right to Undertake Alterations. Subject to the provisions of this Article IX, Tenant shall have the right to make Alterations in and to the Demised Premises and the Common Elements.

Section 9.2  Performance of Alterations.

(a)        Standards for All Alterations.

(i)          All Alterations shall be performed with due diligence, continuity, in a good and workmanlike manner and in accordance with good construction practice, subject however to Unavoidable Delays.

(ii)         All Alterations shall be performed and completed in accordance with the DUO, the applicable Alteration Plans and Specifications as they relate to the DUO, all Legal Requirements, Insurance Requirements and the provisions of Articles VIII and XI hereof, as applicable.

(iii)        The Demised Premises and the Common Elements shall be free of liens (it being understood that Tenant shall have up to forty five (45) days to cause any liens imposed on the Demised Premises and the Common Elements to be discharged or bonded and to provide evidence thereof to Landlord).

(iv)       All Alterations, when completed, shall be of the standard and quality commonly required at Class “A” office buildings (as understood on the date hereof) in midtown Manhattan.

(v)        Tenant shall maintain a complete set of “as built” plans and specifications or marked construction documents and, if prepared by or for Tenant or any Person doing such Alterations, auto CAD Disks with respect to any such Alteration, and shall, when and as requested by Landlord, deliver a copy thereof (together with all change orders, field changes, and other changes that comprise a complete record of all such work) to Landlord.

(vi)       No temporary or permanent certificate of occupancy shall be requested by or for Tenant with respect to the Improvements or any portion thereof unless the Alteration for which such certificate is being sought has been substantially completed in accordance with the applicable provisions of the DUO.

(vii)      Each agreement between Tenant and any contractor, materialman or other party performing any Alteration shall contain a representation made by such contractor, materialman or other party that such party is not a Prohibited Person and shall contain a termination right for the benefit of Tenant if such representation shall at any time be untrue.

(b)        Conditions Precedent to Commencement of Any Alteration. Tenant shall not, nor shall Tenant permit any Subtenant or any other Person, to commence any Alteration

(other than Interior Construction Work) governed by any element of the DUO or affecting a Structural Component (other than by having a Nonadverse Structural Effect), unless and until:

(i)          Tenant, at its sole cost and expense, shall have obtained (and thereafter shall maintain) all necessary permits and authorizations required by Legal Requirements for the commencement and prosecution of such work and for approval thereof upon completion, and Tenant shall deliver to Landlord copies of any and all of such permits and/or authorizations required to commence such work prior to the commencement thereof;

(ii)         Tenant shall have delivered to Landlord the following items: (A) copies of all Alteration Plans and Specifications which have been stamped as approved by the New York City Buildings Department (it being agreed that the Alteration Plans and Specifications submitted to the New York City Buildings Department for approval may be only those Alteration Plans and Specifications approved by Landlord to the extent required under this Lease); (B) executed counterparts (or copies thereof) of the Collateral Assignments in respect of all construction agreements between Tenant and any general contractor, construction manager, the Design Architect and the other Architects; (C) construction schedules and staging plans; and (D) certificates for the insurance required by Section 10.1 hereof, together with evidence reasonably satisfactory to Landlord of the payment of the premiums therefor; and

(iii)        (A) In respect of Alterations within the Demised Premises, there shall be no Event of Default hereunder, and (B) in respect of Alterations within the Common Elements, there shall be no Event of Default hereunder arising from Tenant’s obligations relating to the Common Elements.

(c)        Obligations Following Completion of Any Alteration. Promptly following completion of any Alteration, Tenant shall furnish to Landlord:

(i)          In respect of any Alteration governed by any element of the DUO, an Architect’s Certification (which Architect’s Certification has not been objected to within ten (10) Business Days of Landlord’s receipt thereof), prepared by an Architect approved (or deemed approved) by Landlord in accordance with Section 9.6(a)(ii) hereof, that (A) the Architect has examined the applicable Alteration Plans and Specifications, and (B) to its best knowledge, after appropriate investigation, the Alteration, as then constructed, has been completed substantially and in all material respects in accordance with the applicable Alteration Plans and Specifications as it relates to and complies with the DUO;

(ii)         A copy or copies of the temporary or permanent certificate(s) of occupancy for such Alteration, if applicable;

(iii)        (A) To the extent not previously delivered to Landlord, in respect of the entire Demised Premises and Common Elements other than any Subtenant’s initial tenant improvements to its Demised Space, a complete set of “as built” plans in duplicate (one of such plans being delivered in electronic format (including CAD drawings)) showing such construction, as then constructed, if available, and if not available, “marked” final drawings, and (B) in respect of any Subtenant’s (including, without limitation, NYTC or any Affiliate of NYTC in its capacity as a Subtenant) initial tenant improvements to its Demised Space, a complete set of “as built” plans in duplicate (one of such plans being delivered in electronic format (including CAD drawings)), if available, and if not available, “marked” final drawings, if available;

(iv)       Upon request by Landlord, copies of any documents filed with the New York City Department of Buildings;

(v)        Any permits or authorizations which are required for such Alteration as completed;

(vi)       Copies of all guaranties or certifications called for under any construction agreements, promptly after receipt thereof by Tenant or any Tenant Related Entities;

(vii)      Copies of all New York Board of Fire Underwriters Certificates (or the equivalent certificate of any successor organization) for such Alteration;

(viii)     Copies of duly executed waivers of mechanic’s lien from each provider of materials, supplies, equipment or labor to the Demised Premises and/or the Common Elements relating to such Alteration or other evidence of payment reasonably satisfactory to Landlord, promptly after receipt thereof by Tenant; and

(ix)        Any plans and specifications and other applicable documents in Tenant’s possession reasonably requested by Landlord to demonstrate compliance with the DUO.

(d)        No Responsibility of Landlord. Landlord shall have no responsibility to Tenant or to any Subtenant, architect, engineer, contractor, subcontractor, supplier, materialman, workman or other person, firm or corporation who shall engage in or participate in any construction of any Alteration. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic’s or other lien for any such labor or materials shall attach to or affect the estate or interest of Landlord in and to the Demised Premises. Whenever and as often as any such lien shall have been filed against the Demised Premises, whether or not based upon any action or interest of Tenant or any Subtenant, or if any conditional bill of sale shall have been filed for or affecting any materials, machinery or fixtures used in the construction, repair or operation thereof, or annexed thereto by Tenant, Tenant shall promptly take such action by bonding, deposit or payment as will remove or satisfy the lien or conditional bill of sale.

(e)        Project Area. Tenant shall require its general contractor, construction manager, major trade contractors and all other workers in the Demised Premises or the Common Elements connected with any Alteration to work harmoniously with each other, and with other contractors and workers at the Property, and Tenant shall not engage in, permit or suffer, any conduct which may disrupt such harmonious relationship. Tenant shall take commercially reasonable efforts to (a) enforce the aforesaid requirements and (b) cause its general contractor, construction manager and major trade contractors to minimize any interference with the use, occupancy and enjoyment of the Property by other occupants and visitors thereof.

(f)         Title to Materials. All materials and other Equipment incorporated in the Demised Premises or the Common Elements, as the case may be, excluding any Tenant or Subtenant personal property, shall, effective upon their incorporation into the Demised Premises or the Common Elements, as the case may be, and at all times thereafter, constitute the property of Landlord and shall constitute a portion of the Demised Premises or the Common Elements, as the case may be.

Section 9.3  Construction Agreements. All construction agreements valued at One Hundred Thousand Dollars ($100,000) or more shall include the following provisions:

(a)        [“Contractor” / “Subcontractor” / “Materialman”] hereby agrees that immediately upon the purchase by [“contractor” / “subcontractor” / “materialman”] of any building materials to be incorporated in the Demised Premises and the Common Elements (as such terms are defined in the Agreement of Sublease, dated December    , 2001, between Owner and NYT Real Estate Company LLC (the “Lease”)), such materials shall become the sole property of the Landlord (as defined in the Lease), notwithstanding that such materials have not been incorporated in, or made a part of, such Demised Premises and/or the Common Elements at the time of such purchase; provided, however, that the Landlord (as defined in the Lease) shall not be liable in any manner for payment to [“contractor” / “subcontractor” / “materialman”] in connection with the purchase of any such materials, and Landlord shall have no obligation to pay any compensation to [“contractor” / “subcontractor” / “materialman”] by reason of such materials becoming the sole property of the Landlord.

(b)        [“Contractor” / “Subcontractor” / “Materialman”] hereby agrees that notwithstanding that [“contractor” / “subcontractor” / “materialman”] performed work at the Demised Premises and/or the Common Elements or any part thereof, Landlord shall not be liable in any manner for payment to [“contractor” / “subcontractor” / “materialman”] in connection with the work performed at the Demised Premises and/or the Common Elements.

(c)        [“Contractor” / “Subcontractor” / “Materialman”] hereby agrees to make available for inspection by the Landlord, during reasonable business hours, [“contractor’s” / “subcontractor’s” / “materialman’s”] books and records relating to the Alterations / Condemnation Restoration / Restoration (as all defined in the Lease) being performed or the acquisition of any material or equipment to be incorporated into the Demised Premises and/or the Common Elements.

(d)        The Landlord is not party to this [“contract” / “agreement”] and will in no way be responsible to any party for any claims of any nature whatsoever arising or which may arise from such [“contract” / “agreement”].

(e)        All covenants, representations, guaranties and warranties of [“contractor” / “subcontractor” / “materialman”] set forth in the preceding four paragraphs shall be deemed to be made for the benefit of the Landlord and shall be enforceable by the Landlord.

Section 9.4  Use of Plans and Specifications. Landlord shall have the right to use, without any payment or other compensation by Landlord therefor, solely for the purposes set forth in the following sentence, (a) the Approved Schematic Design Plans, the Design

Development Plans, the Final Plans and Specifications and any Alteration Plans and Specifications, (b) any surveys and “as built” plans showing the applicable Alteration, and (c) any other plans and specifications with respect to such Alteration. Landlord shall have the right to use the items enumerated in clauses (a) through (c) above to facilitate the exercise of its rights under this Lease and, subsequent to the expiration or termination of this Lease where Landlord retains title to the Demised Premises or the Common Elements, for the construction, use, operation and Alteration of the Demised Premises or the Common Elements and other purposes incidental thereto; subject, however, to the following restrictions:

(i)          the work product of the Design Architect (the “DA Work Product”) may be used only for the completion of the Alteration in question or for reference purposes for additions, extensions, remodeling or modification of the Alteration in question not designed by the Design Architect; however, ownership rights to said DA Work Product and rights therefrom may not be transferred to another party for its use in the design of another project;

(ii)         Design Architect retains all statutory and reserve rights, including copyright, to typical or standard design details, depictions, instructions and specifications regularly used by the Design Architect in the ordinary course of its architectural practice;

(iii)        Design Architect retains the right to publish images and appropriate technical information from Design Architect’s work in professional journals and for portfolio publicity purposes;

(iv)       Design Architect is not responsible for errors or discrepancies on any electronic portable media on which Design Architect’s design documents are transferred except to the extent that such errors or inconsistencies are caused by or contributed to by Design Architect when it transfers such information to such media or while such media are in Design Architect’s possession or control;

(v)        in connection with any publication of photographs or other representations of the Alteration in question where the design of the Alteration in question is the subject of the publication, if applicable, the party causing such publication will endeavor to see that reference to the Design Architect as architect for the Alteration in question is included in any such publication as follows: Renzo Piano Building Workshop, Design Architects, with Fox and Fowle Architects, Executive Architect; and

(vi)       if the Project is materially modified after its completion and Design Architect has not consented or participated in such modification, no reference shall be made to Renzo Piano Building Workshop or Fox and Fowle Architects, as the architect(s) for the Alteration in question, and the owner of the Alteration in question shall use its diligent efforts to prevent the dissemination of information regarding such completion or modification which includes any such reference.

Nothing in this Section 9.4 shall permit the selection and approval by Tenant of a Design Architect other than in accordance with Section 9.6(a) hereof. The provisions of this Section 9.4 shall survive any such expiration or earlier termination of this Lease.

Section 9.5  Major Alterations.

(a)        Conditions to Performance. In addition to the requirements of Section 9.2 hereof (A) if the reasonably estimated cost of any proposed Alteration in or (1) to the Demised Premises or any portion thereof calculated as a whole or (2) to the Common Elements or any portion thereof calculated as a whole, equals or exceeds Two Million Dollars ($2,000,000) (Adjusted for Inflation from and after the Substantial Completion Date), excluding the cost of interior cosmetic and decorative items included in such Alteration, either individually or in the aggregate with other Alterations in or to the Demised Premises and the Common Elements or any portion thereof undertaken by the same party during any Lease Year in connection with a single job that is performed in stages (each, a “$2,000,000+ Alteration”), (B) to the extent that any portion of any Alteration involves work which will affect any Structural Component other than by having a Nonadverse Structural Effect (each, a “Structural Alteration”), or (C) to the extent that any portion of any Alteration affects any portion of the Demised Premises or the Common Elements that is governed by any element of the DUO (each, a “DUO Alteration”; any Alteration described by clauses (B) or (C) above, a “DUO/Structural Alteration”; any Alteration described by clauses (A), (B) or (C) above, a “Major Alteration”):

(i)          Tenant shall furnish to Landlord the following, in respect only of a DUO/Structural Alteration, at least thirty (30) Business Days prior to commencement of any such DUO/Structural Alteration, complete proposed Alteration Plans and Specifications for such DUO/Structural Alteration (which shall include complete information and dimensions necessary for the construction and finishing of the applicable DUO/Structural Alteration and for any engineering required in connection therewith (both standard architectural drawings and in electronic format (including CAD drawings))), prepared by an Architect or by a reputable, licensed professional engineer selected by Tenant (or any Subtenant, as applicable), which submittal shall comply with all applicable Legal Requirements and Insurance Requirements, and any other drawings, information or samples which Landlord may reasonably request, all of the foregoing to be subject to Landlord’s review and approval (1) in respect of any DUO Alteration, only for compliance with the DUO in accordance with the procedures, and within the time periods, applicable to the review and approval of “Design Development Plans” and “Final Plans”, as the case may be, as prescribed in the applicable DUO Exhibit and (2) in respect of any Structural Alteration, in accordance with the procedures, and within the time periods, applicable to the review and approval of “Design Development Plans” and “Final Plans”, as the case may be, as prescribed in Exhibit E-6 attached hereto; provided, however, (A) Alteration in connection with any DUO/Structural Alteration shall not commence until Landlord shall have approved the proposed Alteration Plans and Specifications for such DUO/Structural Alteration (it being agreed that Landlord’s disapproval of one or more DUO/Structural Alterations shall not impede Tenant’s right to proceed pursuant hereto with any Landlord approved DUO/Structural Alteration so long as the Alteration being pursued is not related in any way to the Alteration that has not been approved by Landlord), and (B) that Landlord’s approval of the proposed Alteration Plans and Specifications (or any modifications thereto) shall not be, nor shall be construed as being, or relied upon as, a determination that any such proposed Alteration Plans and Specifications (or any modifications thereto) comply with any Legal Requirements or Insurance Requirements;

(ii)         Tenant shall furnish to Landlord, at least ten (10) Business Days prior to commencement of any $2,000,000+ Alteration, any one of the following: (A) cash or an irrevocable letter of credit in such amount as shall be satisfactory to Landlord; (B) payment and performance bonds in forms and by sureties reasonably satisfactory to Landlord; (C) a guaranty in form and from a creditworthy entity reasonably satisfactory to Landlord; or (D) such other security as shall be reasonably satisfactory to Landlord (it being agreed that an acceptable guaranty of an Acceptable Guarantor shall be security reasonably satisfactory to Landlord under this Section 9.5(a)(ii));

(iii)        Each Major Alteration shall be conducted under the supervision of a reputable and experienced architect, engineer or construction professional reasonably acceptable to Landlord (it being acknowledged that, pursuant to Section 9.6(a) hereof, a DUO/Structural Alteration may require the participation of the Design Architect, an other Architect or an Engineer); and

(iv)       Each Major Alteration subject to this Section 9.5(a) shall conform substantially and in all material respects to the Alteration Plans and Specifications approved therefor pursuant to Section 9.5(a)(i) or Section 9.5(b)(ii) hereof.

(b)        Alteration Plans and Specifications.

(i)          Approval Standard. In the event that the Design Architect is Renzo Piano Building Workshop, or a Replacement Design Architect approved or deemed approved by the Landlord in accordance with the Replacement Design Architect Approval Criteria, the standard for approval of all DUO design reviews shall be “Landlord’s reasonable judgment”. In the event that the Design Architect is not Renzo Piano Building Workshop, or a Replacement Design Architect approved or deemed approved by the Landlord in accordance with the Replacement Design Architect Approval Criteria, the standard for all DUO design reviews shall be “Landlord’s sole discretion”.

(ii)         Modification of Alteration Plans and Specifications. If Tenant desires to modify Alteration Plans and Specifications after they have been approved or deemed approved by Landlord pursuant to Section 9.5(a)(i) hereof, and either (A) Tenant has not provided to Landlord an Architect’s Certification, prepared by an Architect or an Engineer approved (or deemed approved) by Landlord in accordance with Section 9.6(a)(ii) hereof, describing the proposed modification and stating that such modification is not to have been governed by any element of the DUO or does not affect a Structural Component (other than by having a Nonadverse Structural Effect), or (B) such modification represents an immaterial field change to such plans (notification of each such immaterial field change being promptly provided to Landlord by Tenant together with adequate identification of such change and an explanation of the change made), Tenant shall submit the proposed modifications to Landlord, clearly identifying each such modification, together with a statement of Tenant’s reasons therefor. If (a) Tenant has submitted such aforesaid Architect’s Certification and such Architect’s Certification has not been objected to by Landlord within five (5) Business Days after Landlord’s receipt thereof or (b) such modification represents an immaterial field change and Tenant has provided the information required in clause (2) of this Section 9.5(b)(ii), then such submission of the proposed modifications for Landlord’s review and approval is not required. Unless and until a proposed modification is clearly identified by Tenant, such modification shall not be considered by Landlord and the prior set of approved plans shall govern in respect of such modification. Landlord shall not disapprove any matter previously submitted and approved, or deemed approved by Landlord, except to the extent that the proposed modification affects any matter so approved or deemed approved. If Landlord determines, in accordance with the applicable provisions of Section 9.5(a)(i) hereof, that any proposed modifications are acceptable to Landlord, Landlord shall so notify Tenant. If Landlord determines, in accordance with the applicable provisions of Section 9.5(a)(i) hereof, that such modifications are not otherwise acceptable, Landlord shall so notify Tenant, setting forth in reasonable detail Landlord’s reasons for such determination. In the event Landlord determines the modification to be unacceptable, Tenant shall revise the proposed modifications so that they are acceptable to Landlord and resubmit them to Landlord for review in accordance with the standards hereinabove set forth. Each review by Landlord under this Section 9.5(b)(ii) shall be carried out within fifteen (15) Business Days of the date of submission of the proposed modifications to the Alteration Plans and Specifications unless the proposed modification substantially alters the Alteration Plans and Specifications, in which event, so long as Landlord notifies Tenant within such fifteen (15) Business Day period that Landlord so regards the proposed modification, Landlord’s review shall be carried out within twenty (20) Business Days of the date of submission of the proposed modification.

(iii)        Compliance with Legal Requirements. The Alteration Plans and Specifications (and any modification thereto) shall comply with all Legal Requirements and Insurance Requirements (but need not comply with the Zoning Resolution, it being understood that Alteration may be constructed without reference to the provisions of the Zoning Resolution). Landlord’s approval of any such Alteration Plans and Specifications (or any modification thereto) drawings shall not be, nor shall be construed as being, or relied upon as, a determination that any such Alteration Plans and Specifications (or any modification thereto) drawings comply with any Legal Requirements or Insurance Requirements.

(iv)       Submission in Triplicate. All drawings submitted to Landlord pursuant to this Section 9.5 shall be submitted in triplicate.

(v)        Production Architect. Notwithstanding any provision of this Lease requiring the execution by the Design Architect of any certificate or other document, Landlord agrees that such certificate or other document (including, without limitation, any Architect’s Certificate) may be executed, in lieu thereof, by the Production Architect on behalf of the Design Architect once approved by the Design Architect.

(c)        Right of Inspection. Landlord shall have the right, during the performance of any Alteration governed by any element of the DUO or affecting a Structural Component (other than by having a Nonadverse Structural Effect), to (i) maintain, at Landlord’s cost, field personnel or other representatives at the Demised Premises or in the portions of the Improvements constituting the Common Elements to observe Tenant’s construction methods and techniques and to determine that such Alteration is being performed in accordance with the provisions of this Lease, and (ii) have such field personnel or other designers attend Tenant’s job and/or safety meetings (it being agreed that, in respect of both of clauses (i) and (ii) immediately preceding, such Landlord’s field personnel or other representatives shall not instruct contractors, interfere with or impede the work of such or other workers in respect of any such Alteration). Landlord agrees that the presence and activities of such field personnel or other representatives shall not impede in any respect the performance of such Alteration. No such observation or attendance by Landlord’s personnel, designers or other representatives shall impose upon Landlord responsibility for any failure by Tenant to comply with any Legal Requirements, Insurance Requirements or safety practices in connection with such Alteration or constitute an acceptance of any such Alteration which does not comply in all respects with the provisions of this Lease.

Section 9.6  Approval of Project Participants.

(a)        Approval of Architects.

(i)          Design Architect. The design architect for any Alteration (other than Interior Construction Work) governed by any element of the DUO shall be the Design Architect. If Tenant shall desire to replace Renzo Piano Building Workshop or any Replacement Design Architect previously approved by Landlord as the Design Architect, then such replacement Design Architect proposed by Tenant shall be approved by Landlord (such approved replacement Design Architect, the “Replacement Design Architect”) so long as the proposed Replacement Design Architect, in Landlord’s reasonable judgment, meets all of the following criteria (the “Replacement Design Architect Approval Criteria”): (A) the proposed Replacement Design Architect is known for artistically combining architecture and engineering in inventive and unique ways; (B) the proposed Replacement Design Architect is capable of creating architecture that sensitively and imaginatively addresses the needs of users of the improvement as well as users of adjacent city sidewalks; (C) the proposed Replacement Design Architect is known for sensitive and imaginative use of materials to resolve problems in new ways; (D) the proposed Replacement Design Architect is known for an influential, diverse body of work, all of which is, as a whole, internationally recognized for high standards of excellence in architecture; (E) the proposed Replacement Design Architect is the recipient of international awards and prizes; (F) the proposed Replacement Design Architect has experience in creating architecture that is responsive to complex urban sites; and (G) the proposed Replacement Design Architect will be involved in all phases of the design, including an active role while the Alteration in question is under construction. In the event that Tenant proposes to replace the Design Architect with an architect that, in Landlord’s reasonable judgment, does not meet the Replacement Design Architect Approval Criteria, then Landlord may approve or disapprove the proposed Design Architect in Landlord’s sole discretion. Any proposed Replacement Design Architect shall, in any event, have substantial experience in construction projects that are comparable in scope and visibility to the Improvements and shall not be a Prohibited Person. If Landlord fails to approve or reject any architect nominated by Tenant to be a Design Architect within sixteen (16) Business Days after the written submission to Landlord of such architect’s name and other information (including adequate portfolio information) sufficiently detailed to permit Landlord to make a reasoned judgment of the appropriateness of the proposed architect for the 42nd Street Project, or Landlord fails to make reasonable requests for additional information related thereto within such time period and thereafter to approve or reject such architect within eleven (11) Business Days after written submission of such additional information as Landlord shall have reasonably requested, Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption in bold and capitalized type:

YOUR APPROVAL OF                            AS THE DESIGN ARCHITECT SHALL BE DEEMED GIVEN IF YOU FAIL TO APPROVE OR REJECT SUCH PERSON WITHIN FIVE (5) BUSINESS DAYS FROM THE DATE OF YOUR RECEIPT OF THIS NOTICE.

If Landlord fails to approve or reject the proposed architect within five (5) Business Days after its receipt of such reminder notice, such architect shall be deemed approved by Landlord. Any rejection of an architect by Landlord shall be accompanied by specific reasons set forth in reasonable detail.

(ii)         Other Architects and Engineers. Except in respect of the Design Architect (which shall be approved in accordance with Section 9.6(a)(i) hereof), the Production Architect and each other architect and engineer proposed to be engaged in respect to any Alteration (other than Interior Construction Work or demolition work) (A) governed by any element of the DUO, (B) affecting a Structural Component (other than by having a Nonadverse Structural Effect), or (C) of a value of greater than $1,000,000 (which amount shall be Adjusted for Inflation from the Substantial Completion Date), shall be approved by Landlord: (1) in respect of any Alteration subject to clause (A) of this Section 9.6(a)(ii), in Landlord’s sole discretion; and (2) in respect of any Alteration subject only to clause (B) or (C) of this Section 9.6(a)(ii), in Landlord’s approval, not to be unreasonably withheld. Each such Architect shall have substantial experience in construction projects that are comparable in scope to such architect’s intended work at the Improvements and shall not be a Prohibited Person. Each such Engineer shall (x) be of recognized standing among its peers, (y) have at least ten (10) years experience in providing engineering services in respect of highrise buildings in urban centers and (z) not be a Prohibited Person. If Landlord fails to approve or reject any architect nominated by Tenant to be an Architect (other than the Design Architect), or engineer nominated by Tenant to be an Engineer, as the case may be, within sixteen (16) Business Days after the written submission to Landlord of such architect’s name and other information (including adequate portfolio information) sufficiently detailed to permit Landlord to make a reasoned judgment of the appropriateness of the proposed architect or engineer, as the case may be, for the 42nd Street Project, or Landlord fails to make reasonable requests for additional information related thereto within such time period and thereafter to approve or reject such architect or engineers, as the case may be within eleven (11) Business Days after written submission of such additional information as Landlord shall have reasonably requested, Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption in bold and capitalized type:

YOUR APPROVAL OF                            AS AN ARCHITECT/ENGINEER SHALL BE DEEMED GIVEN IF YOU FAIL TO APPROVE OR REJECT SUCH PERSON WITHIN FIVE (5) BUSINESS DAYS FROM THE DATE OF YOUR RECEIPT OF THIS NOTICE.

If Landlord fails to approve or reject the proposed architect or engineers, as the case may be, within five (5) Business Days after its receipt of such reminder notice, such architect or engineer, as the came may be, shall be deemed approved by Landlord. Any rejection of an architect or engineer, as the case may be, by Landlord shall be accompanied by specific reasons setting forth in reasonable detail the basis for such rejection.

(b)        Approval of Contractors.

(i)          General Standard; Prohibited Persons. All Alterations shall be performed and/or managed by one or more reputable and responsible general contractor(s) (or if Tenant, or any Subtenant, as the case may be, hires contractors instead of a general contractor, such contractors) or construction manager(s). No general contractor, construction manager, Major Contractor or other contractor that is engaged to do any Alteration shall be a Prohibited Person. Tenant shall cause such restriction to be inserted in each Sublease.

(ii)         Major Contractors. Prior to the time at which Tenant solicits any bids for labor or materials for any Alteration (other than Interior Construction Work) governed by any element of the DUO or affecting a Structural Component (other than by having a Nonadverse Structural Effect), Tenant shall furnish Landlord for its approval (to the extent hereinafter provided) a list of all Persons Tenant intends to solicit for any such work who, if so selected, would (a) have a contract amounting to a value of greater than $1,000,000 (which amount shall be Adjusted for Inflation from the Substantial Completion Date), or (b) otherwise be responsible for an item that is governed by the DUO or affects a Structural Component, other than by having a Nonadverse Structural Effect (any such contractor, a “Major Contractor”). The list shall state the name, address, phone number and EIN of each such Major Contractor and each of its Principals and in what capacity such Major Contractors would be performing work at the Demised Premises or the Common Elements. Landlord shall have the right to disapprove any Major Contractor only: (1) if such Major Contractor is a Prohibited Person; or (2) if such Major Contractor, in Landlord’s reasonable judgment, demonstrated a failure, based on prior job performance, to exercise due care in the performance of the work for which such Major Contractor may be hired in respect of the Improvements (it being agreed that no Person listed on Exhibit I attached hereto may be disapproved by Landlord on the basis described in this clause (2) of this Section 9.6(b)(ii)). If Landlord fails to approve or reject any Major Contractor within eleven (11) Business Days after the receipt by Landlord of such Major Contractor’s name, address, phone number and EIN (and those of its Principals), or Landlord fails to make reasonable requests for additional information related thereto within such time period and thereafter to approve or reject such Major Contractor within six (6) Business Days after written submission of such additional information as Landlord shall have reasonably requested, Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption in bold and capitalized type:

YOUR APPROVAL OF                            AS A MAJOR CONTRACTOR SHALL BE DEEMED GIVEN IF YOU FAIL TO APPROVE OR REJECT SUCH PERSON WITHIN FIVE (5) BUSINESS DAYS FROM THE DATE OF YOUR RECEIPT OF THIS NOTICE.

If Landlord fails to approve or reject the proposed Major Contractor within five (5) Business Days after its receipt of such reminder notice, such Major Contractor shall be deemed approved by Landlord. Any rejection of a Major Contractor by Landlord shall be accompanied by specific reasons set forth in reasonable detail. Landlord approves, on the date hereof, the Major Contractors listed on Exhibit I attached hereto.

Section 9.7  Alterations Certification. If Legal Requirements require that plans be submitted to the New York City Department of Buildings in respect of a given Alteration, Tenant shall deliver to Landlord at least seven (7) Business Days prior to the commencement of work in respect thereof a certification (the “Alterations Certification”) signed by a Qualified Certifying Party of Tenant (a) describing the applicable Alteration, (b) setting forth the reasonably estimated cost thereof and (c) stating whether such Alteration will or will not affect any Structural Component (or if such Alteration will affect a Structural Component, stating whether or not such Alteration will have only a Nonadverse Structural Effect) and will or will not affect any element of the DUO. A copy of the Alteration Plans and Specifications, if any, prepared for any such Alteration shall be submitted with the Alterations Certification, and the architect or engineer who prepared such plans and specifications shall also sign the Alterations Certification. If the statement set forth in the Alterations Certification indicates that the Alteration in question will affect any Structural Component (other than by having a Nonadverse Structural Effect) or any element of the DUO or is otherwise untrue, or if Tenant fails to submit an Alterations Certificate, the applicable Alteration shall be subject to the requirements of Section 9.5(a) hereof and the commencement of the Alteration without compliance with the requirements of Section 9.5(a) hereof shall constitute a Default hereunder.

Section 9.8  Reimbursement of Expenses of Review. Tenant shall reimburse Landlord for the commercially reasonable, actual out-of-pocket fees and expenses of any Architect or Engineer selected by Landlord to review (i) any plans and specifications for any Alteration subject to Section 9.5(a) hereof or (ii) the correctness of the Alterations Certification associated therewith is being contested by Landlord; provided, however, that (a) such fees and expenses shall be limited to those incurred in reviewing the portion of such plans and specifications governed by any element of the DUO or affecting a Structural Component (other than by having a Nonadverse Structural Effect), and (b) Tenant’s reimbursement obligation under this Section 9.8 shall not exceed one-half percent (0.5%) of the cost of such Alteration.

Section 9.9  Nonadverse Structural Effect. Tenant may provide to Landlord a statement of an Architect or an Engineer approved by Landlord pursuant to this Lease, in the form of Exhibit J attached hereto, certifying that the contemplated Alteration shall have no adverse effect on a Structural Component that is greater than a Nonadverse Structural Effect. Such statement shall be based solely on such Engineer’s or Architect’s independent assessment of the Alteration in question and not on any representations or other statements made by Tenant or any other party. Landlord shall approve or disapprove of such Engineer’s or Architect’s statement, in Landlord’s reasonable discretion, within ten (10) Business Days of Landlord’s receipt thereof.

Section 9.10  Completion of Improvements.

(a)        Tenant’s Subway Improvements.

(i)          Landlord shall have the continuing right to review any modifications to the Site 8 South Subway Agreement and to approve same solely to the extent that such modifications do not impact the DUO. In the event of any conflict between the terms of this Lease and the terms of the Site 8 South Subway Agreement in respect of the performance of Tenant’s Subway Improvements, the terms of the Site 8 South Subway Agreement shall prevail.

(ii)         Tenant shall be responsible for all costs in respect of Tenant’s Subway Improvements. Subject to Section 3.04(b) of the Site 8 South LADA, an amount equal to the Tenant’s Percentage Allocation (or another allocation between the tenants of all Severance Subleases as to which all such tenants have jointly notified Landlord on or before the Lease Assignment Date) of the actual costs of Tenant’s Subway Improvements in excess of Four Million Dollars ($4,000,000) shall be reimbursed to Tenant as a credit against PILOT under this Lease, but only to the extent that any such excess expenditure was reasonably required, in Landlord’s reasonable opinion based on a detailed accounting of such costs provided by Tenant to Landlord, in order to construct the minimum improvements that would be required under the Zoning Resolution as of June 20, 2000.

(b)        Final Completion; Permanent Certificate of Occupancy. Tenant shall, using commercially reasonable efforts, diligently and continuously pursue the development of the Demised Premises and the Common Elements until the Demised Premises and the Common Elements shall be complete and fully operational. Within a reasonable period after the completion of the initial build out in respect of Demised Space and the Common Elements constituting one hundred percent (100%) of the Square Feet to be occupied in the Demised Space and the Common Elements, Tenant shall with reasonable diligence obtain a permanent certificate of occupancy for the Demised Premises and the Common Elements.

Section 9.11  Disputes. Disputes regarding any aspect of this Article IX, other than those expressly stated otherwise or those that pertain to the DUO, may be referred to arbitration pursuant to Section 16.3 hereof.

ARTICLE X
INSURANCE

Section 10.1  Insurance. At all times during the term of this Lease, Tenant shall, in respect of the Demised Premises and the Common Elements, keep and maintain, or cause to be kept and maintained, policies of:

(a)        commercial property insurance covering, at a minimum, the perils insured under the ISO special causes of loss form (CP 10 30) (or a substitute form providing equivalent coverage) (including (i) debris removal, demolition and increased cost of construction that are caused by operation of Legal Requirements regulating the construction or repair of damaged facilities, (ii) flood (subject to Section 10.1(i) hereof) and, to the extent available at commercially reasonable rates, earth movement coverage, and (iii) coverage against collapse and including an ordinance and law endorsement, in an amount not less than the then Full Insurable Value subject to the foregoing qualification with respect to flood and earthquake insurance and subject to commercially reasonable deductibles reasonably approved by Landlord;

(b)        commercial general liability insurance written on ISO occurrence form CG 00 01 (or a substitute form providing equivalent coverage, which shall include a broad form CGL endorsement if the substitute form is a 1973 edition CGL form), which shall cover liability of the Tenant or the Condominium Association, as the case may be, arising from operations of the Demised Premises or the Common Elements, as the case may be, independent contractors, products and completed operations, personal injury and advertising injury and liability assumed under an insured contract, protecting and indemnifying Tenant (and the Condominium Association, as applicable) and Landlord, from and against any and all claims for damages or injury to person or property or for loss of life or of property occurring upon, in, or about the Demised Premises and the Common Elements applicable and the adjoining streets, vaults, sidewalks and passageways, such insurance to afford immediate protection, to the limit of not less than Fifty Million Dollars ($50,000,000) (as such sum shall be Adjusted for Inflation from the Commencement Date) per occurrence and Fifty Million Dollars ($50,000,000) (as such sum shall be Adjusted for Inflation from the Commencement Date) in the aggregate for all occurrences within each policy year; such policy shall include a provision that said aggregate limit shall apply separately at the Demised Premises and the Common Elements, as applicable, or, alternatively, such coverage shall be in an amount not less than One Hundred Million Dollars ($100,000,000) (as such sum shall be Adjusted for Inflation from the Commencement Date) per occurrence and in the aggregate, and that said insurer will provide notice to the Landlord if said aggregate is reduced by either payments of a claim or establishment of a reserve for claims if said payments or reserves exceed Five Million Dollars ($5,000,000); Tenant agrees that if the aggregate limit is reduced by the payment of a claim or establishment of a reserve to take all practical immediate steps to have the aggregate limit restored by endorsement to the existing policy or the purchase of an additional insurance policy;

(c)        boiler and pressure vessel insurance including pressure pipes for the Demised Premises and the Common Elements;

(d)        if Tenant is not NYTC or a Related Entity, business interruption insurance in an amount no less than the sum of PILOT and Theater Surcharge for one (1) year as determined by Tenant, subject to Landlord’s prior written approval and adjustments from time to time but not more frequently than once annually for the first five (5) years after the Commencement Date and thereafter not more frequently than once every two (2) years, and which insurance shall be payable to Landlord or Tenant, as their respective interests may appear;

(e)        workers’ compensation and employers liability insurance covering all persons employed at or in respect of the Demised Premises or the Common Elements, as the case may be, with statutorily required limits; workers’ compensation insurance shall include policy endorsements providing an extension of the policy to cover the liability of the insured under the “Other States Coverage”;

(f)         business automobile liability insurance covering liability arising out of any vehicle (including owned, non-owned, leased, rented and/or hired vehicles) insuring against liability for bodily injury, death and property damage in an amount not less than Five Million Dollars ($5,000,000) (as such sum shall be Adjusted for Inflation every five (5) years after the Commencement Date) each accident limit;

(g)        during the performance of any Alteration, builder’s risk completed value form insurance covering the perils insured under the ISO special causes of loss form, including collapse, water damage, transit, flood (subject to Section 10.1(i) hereof) or equivalent coverage under Tenant’s “all risk” policy and, to the extent available at commercially reasonable rates, earth movement coverage, with deductible reasonably approved by any Recognized Mortgagee (and, if none, by Landlord), in nonreporting form, covering the total value of work performed and equipment, supplies and materials furnished (with an appropriate limit for soft costs in the case of construction) and covering the full insurable value (exclusive of the cost of noninsurable items, such as excavation, foundations and footings) of all equipment, supplies and materials at any off-site storage location used with respect to the Demised Premises or the Common Elements, as the case may be, (subject to the foregoing qualification with respect to earthquake insurance) and subject to commercially reasonable deductibles reasonably approved by Landlord;

(h)        during the performance of any Alteration, commercial general liability insurance, as required in Section 10.1(b) hereof, in an amount of not less than $100,000,000 per occurrence and in the aggregate;

(i)         flood insurance, if the Improvements or any part thereof is located in an area identified by the Secretary of Housing and Urban Development, or any successor thereto, as an area having special flood hazards and in which flood insurance has been made available and to the maximum extent available under the national Flood Insurance Act of 1968, as amended;

(j)         pollution liability insurance with limits of not less than Five Million Dollars ($5,000,000) (as such sum shall be Adjusted for Inflation from the Commencement Date) per occurrence and in the aggregate with a deductible of no more than $1,000,000 (as such sum shall be Adjusted for Inflation from the date hereof), providing coverage for bodily injury or property damage arising from, or cleanup of, actual, alleged or threatened emission, discharge, dispersal, seepage, release or escape of Hazardous Materials from, on, under, in or onto the Demised Premises or the Common Elements, as the case may be, including any loss, cost or expense incurred as a result of the investigation, settlement or defense of any claim, suit, or proceedings against Landlord, including the payment of any monetary awards of compensatory damages, arising from any such occurrence;

(k)        insurance to keep all glass in the Demised Premises and the Common Elements, as the case may be, and in the perimeter and demising walls thereof, and the frames for such glass, insured against damage (including temporary repairs) subject to commercially reasonable deductibles reasonably approved by Landlord;

(l)         while any of the Improvements located in the Demised Premises or the Common Elements or any portions thereof are being removed, in transit or at an off-site location, trip transit, installation floater and bailee floater insurance (or any substitute form providing equivalent coverage) covering the perils insured under the ISO special causes of loss form, including collapse, water damage, transit, flood (subject to Section 10.1(i) hereof), and, to the extent available at commercially reasonable rates, earth movement coverage, with deductible reasonably approved by any Recognized Mortgagee (and if none, by Landlord), in nonreporting form, covering the Full Insurable Value of such Improvements; and

(m)       such other insurance and in such amounts as may from time to time be then customarily carried by owners of comparable Class “A” office buildings (as understood on the date hereof) in midtown Manhattan.

Section 10.2  Requirements for Policies. All insurance provided for in this Article X (and in any other provision of this Lease) shall:

(a)        be effected under standard form policies issued by insurers of recognized responsibility, authorized to do business in the State of New York, which are rated no less than “A-/VII” in the then current edition of Best’s Insurance Report (or the then equivalent of such rating); provided, however, that insurers providing coverage in excess of the amounts required by Section 10.1 hereof may have a lower rating than the rating indicated in this Section 10.2(a) so long as any such insurers providing such excess coverage and having a lower rating than is required by the first clause of this Section 10.2(a) are not treated as “co-insurers” hereunder of the amounts set forth in Section 10.1 hereof;

(b)        as to any policies of insurance of the character described in Sections 10.1(a), 10.1(c), 10.1(d), 10.1(g), 10.1(i), 10.1(j), 10.1(k), 10.1(1) and 10.1(m) hereof (if applicable), expressly provide that any losses thereunder, subject to Section 10.6 hereof, in respect of losses arising in respect of the Common Elements, shall be adjusted with Landlord and the Condominium Association. All such insurance shall be carried in the name of Tenant or an applicable Subtenant and shall name the Landlord, other Public Parties and any property managers retained by Landlord as additional insureds thereunder. Any loss thereunder shall be made payable to Landlord (provided that if Depositary has been appointed to receive such funds, then to such Depositary), and Tenant, as their respective interests may appear; and

(c)        to the extent obtainable, contain an agreement by the insurer that such policy shall not be cancelled or materially altered to reduce the amount or the extent of any coverage afforded thereunder without at least thirty (30) days’ prior written notice to Landlord, and shall provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Landlord or Tenant which might, absent such agreement, result in a forfeiture of all or part of the payment of such loss.

Section 10.3  Waiver of Subrogation.

(a)        Waiver of Subrogation. Each of the parties hereto shall include in each of its policies insuring against loss, damage or destruction by fire or other insured casualty relating to the Demised Premises and/or the Common Elements a waiver of the insurer’s right of subrogation against the other party hereto, or, if such waiver is unobtainable (i) an express agreement that such policy shall not be invalidated if Tenant waives or has waived before the casualty the right of recovery against the other party hereto or (ii) any other form of permission for the release of the other party hereto, provided such waiver, agreement or permission is obtainable under normal commercial insurance practice at the time. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the party hereto shall so notify the other party hereto promptly after notice thereof. If the other party hereto shall agree in writing to pay the insurer’s additional charge therefor, such waiver, agreement or permission shall (if obtainable) be included in the policy.

(b)        Waiver of Right of Recovery. As long as the insurance policies of each party hereto include the waiver of subrogation or agreement or permission to release liability referred to in Section 10.3(a) hereof, such party, to the extent that such insurance is in force and collectible, hereby waives, for itself and those claiming through and under it, any right of recovery against the other party hereto and its agents for any loss occasioned by fire or other insured casualty. If at any time any insurance policies of any party hereto shall not include such or similar provisions, the waivers set forth in the immediately preceding sentence shall be of no further force or effect.

Section 10.4  Delivery of Policies.

(a)        Original Policies. As of the Lease Assignment Date and thereafter not less than thirty (30) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article X, Tenant shall deliver to Landlord a certified copy of the policies required by this Article X or insurance certificates (in forms reasonably acceptable to Landlord) binding the insurer certifying the issuance of such policies, bearing notations evidencing the payment of premiums or accompanied by other evidence reasonably satisfactory to Landlord of such payment, or certificates evidencing same.

(b)        Insurer Certification. Tenant shall, upon the written request of Landlord, obtain and deliver to Landlord, within twenty (20) Business Days after the date of any such request, a written certification from Tenant’s insurer or independent insurance agent describing in reasonable detail the insurance policies then being maintained by Tenant in accordance with the requirements of this Article X.

Section 10.5  Separate Insurance. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article X to be furnished by, or which may reasonably be required to be furnished by, Tenant unless Landlord is included therein as an insured, with loss payable as in this Lease provided. Tenant shall immediately notify Landlord of the taking out of any such separate insurance and shall deliver the policy or policies as provided in Section 10.4 hereof.

Section 10.6  Cooperation; Adjustment. (a) Landlord and Tenant shall cooperate in connection with the collection of any insurance monies that may be due in the event of loss in respect of the Demised Premises, but the same shall be at the sole cost and expense of Tenant. If Tenant shall fail promptly and with due diligence to make claim for and use good faith efforts to collect any insurance monies that are so due, Landlord, upon twenty (20) Business Days prior written notice to Tenant, may make claim for and collect the same directly on behalf of and in the name of Landlord and Tenant. The aforesaid notice shall include the following, in boldface print: “In the event that Tenant fails to make a claim for and to collect insurance proceeds, as required in Section 10.6 of the Lease, and such failure continues for twenty (20) Business Days after delivery of this notice, Landlord shall be entitled to make such claim and collect such proceeds.” Landlord (in the event that claim in question is for an amount in excess of $5,000,000), Tenant and, if required by the terms of the applicable Recognized Mortgage, the Recognized Mortgagee most senior in lien, shall be entitled to participate in any negotiations with the insurer regarding the adjustment of claims for damage to the Demised Premises, and any settlement agreement shall be subject to the approval of Landlord (in the event that the claim in question is for an amount in excess of $5,000,000), Tenant and such Recognized Mortgagee, such approval not to be unreasonably withheld.

(b)        Landlord and the Condominium Association shall cooperate in connection with the collection of any insurance monies that may be due in the event of loss in respect of the Common Elements, but the same shall be at the sole cost and expense of Tenant. If Tenant shall fail promptly and with due diligence to make claim for and use good faith efforts to collect any insurance monies that are so due, Landlord, upon twenty (20) Business Days prior written notice to Tenant, may make claim for and collect the same directly on behalf of and in the name of Landlord and Tenant. The aforesaid notice shall include the following, in boldface print: “In the event that Tenant fails to make a claim for and to collect insurance proceeds, as required in Section 10.6 of the Lease, and such failure continues for twenty (20) Business Days after delivery of this notice, Landlord shall be entitled to make such claim and collect such proceeds.” Landlord (in the event that claim in question is for an amount in excess of $5,000,000), the Condominium Association and, if required by the terms of the applicable Recognized Mortgage, the Recognized Mortgagee most senior in lien, shall be entitled to participate in any negotiations with the insurer regarding the adjustment of claims for damage to the Common Elements, and any settlement agreement shall be subject to the approval of Landlord (in the event that the claim in question is for an amount in excess of $5,000,000), the Condominium Association and such Recognized Mortgagee, such approval not to be unreasonably withheld.

Section 10.7  Approval by Landlord. No approval by Landlord of any insurer shall be construed to be a representation, certification or warranty of such insurer’s solvency and no approval by Landlord as to the amount, type or form of any insurance shall be construed to be a representation, certification or warranty of such insurance’s sufficiency. Tenant shall be solely responsible for covering the deductibles under the insurance policies provided hereunder regardless of whether Landlord has approved the amount of such deductibles.

Section 10.8  Depositary. Subject to Section 10.9 hereof, any loss under all policies required by any provision of this Lease insuring against damage to the Common Elements by fire or other casualty shall be payable to the Depositary, except that amounts of less than Three Hundred Fifty Thousand Dollars ($350,000) (as such sum shall be Adjusted for Inflation from the Commencement Date) shall be payable in trust directly to Tenant for application to the cost of Restoration in accordance with Article XI hereof. Any loss under any policies insuring against damage to any portion of the Demised Premises (exclusive of any portion of the Common Elements) or any personal property in the Demised Premises shall be payable to Tenant.

Section 10.9  Security for Commercial Property Insurance Premium.

(a)        As of the Lease Assignment Date, Tenant shall provide to Landlord a guaranty (the “Insurance Guaranty”), satisfactory to Landlord, by NYTC, of Tenant’s Obligations under Section 10.1(a) hereof, guarantying such obligations up to $75,000.00 (the “Security Deposit”). If on the fifth anniversary of the Commencement Date, Tenant shall have fully performed its obligations under Section 10.1(a) hereof, Landlord shall reduce the maximum liability under the Insurance Guaranty to $37,500. The Security Deposit shall be Adjusted for Inflation once every five (5) years beginning on the tenth anniversary of the Commencement Date; provided, however, if prior to the fifth anniversary of the Commencement Date Landlord shall have sent notice to Tenant that Tenant is or has ever been in default of the provisions of this Section 10.9, the amount of the Security Deposit shall be Adjusted for Inflation once every five (5) years beginning on the fifth anniversary of the Commencement Date.

(b)        [INTENTIONALLY OMITTED]

(c)        If Tenant defaults in the full and prompt payment and performance of any of Tenant’s covenants or obligations under Section 10.4(a) hereof in respect of the policies to be maintained under Section 10.1(a) hereof, Landlord may use, apply or retain the whole or any part of the Security Deposit and the interest accrued thereon, if any, to the extent required for the payment of any insurance premium required to meet Tenant’s obligations under Section 10.1(a) hereof. If Landlord shall so use, apply or retain the whole or any part of the Security Deposit and the interest accrued thereon, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied or retained. If Tenant shall fully and faithfully comply with all of Tenant’s obligations under Section 10.4(a) hereof in respect of the policies to be maintained under Section 10.1(a) hereof, the Security Deposit (including interest thereon) or any balance thereof, shall be returned or paid over to Tenant after the date on which this Lease shall expire or sooner end or terminate, and after delivery to Landlord of entire possession of the Demised Premises. In the event of any sale of Landlord’s interest in the Lease, Landlord shall have the right to assign its interest in the Security Deposit to the transferee or assignee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof; and Tenant shall look solely to the new landlord for the return or payment of the same;

and the provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the Security Deposit and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ARTICLE XI
DAMAGE AND DESTRUCTION

Section 11.1 Damage and Destruction.

(a)    Restoration. If, at any time during the term of this Lease, all or any part of the Common Elements or any portion thereof shall be destroyed or damaged in whole or in part by fire or other casualty (including any casualty for which insurance was not obtained or obtainable) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen (each, a “Casualty”), Tenant shall: (i) give to Landlord immediate notice thereof, except that no notice shall be required if the estimated cost of repairs, restorations, replacements and rebuilding, including temporary repairs or the protection of other property pending the completion of any repair, restoration, replacement or rebuilding thereof (collectively, “Restoration”) shall be less than One Hundred Thousand Dollars ($100,000.00); (ii) file all required documents and instruments with its insurers, and make such claims with its insurers as shall be necessary or advisable; and (iii) take such steps as shall be necessary or advisable to preserve any undamaged portion of the Common Elements and to insure that the portions of the Common Elements that are accessible to the public shall be safe and free from conditions hazardous to life and property. Subject to Section 11.1(g) hereof, Tenant shall, whether or not such Casualty shall have been insured, and whether or not insurance proceeds, if any, shall be sufficient for the purpose of such Restoration, diligently and with continuity (subject to Unavoidable Delays and commercially reasonable standards) repair, alter, restore, replace and rebuild (collectively, “Restore”) the Common Elements, as nearly as possible to the condition, quality and class of the Common Elements existing immediately prior to such occurrence (using materials, equipment and construction techniques which are common at the time of the damage or destruction), with such Alterations as Tenant (or the Condominium Association), with the consent of Landlord in accordance with the standards of review set forth in Article IX hereof, shall elect to make, provided that after Restoration, the Common Elements is in substantial conformity with the applicable Final Plans and Specifications and in compliance with the DUO. Each Restoration shall be performed in accordance with the provisions of this Article XI and the provisions of Article IX hereof as if such Restoration were an “Alteration” thereunder. In any case where this Lease shall expire or be terminated prior to the completion of a Restoration other than in connection with the exercise of the Purchase Option, Tenant shall account to Landlord for all amounts spent in connection with any Restoration which was undertaken and shall pay over to Landlord, within ten (10) days after demand, the remainder, if any, of the Restoration Funds previously received by it. Notwithstanding the foregoing, if a Casualty occurs during the last three (3) years of the term of this Lease and the Restoration is estimated pursuant to Section 10.1(d) hereof to require six (6) months or longer after receipt of the insurance proceeds to complete, Tenant shall have the right to terminate this Lease by giving notice to Landlord to such effect no later than ninety (90) days after the occurrence of such fire or other casualty. In the event Tenant gives such notice, this Lease shall be deemed cancelled and terminated as of the date of the giving of such notice as if such date were the Scheduled Expiration Date, and neither party shall have any further rights or Obligations hereunder except such rights and Obligations which by their express terms survive the termination of this Lease.

(b)    Non-Conforming Restoration. If Tenant proposes a Restoration which does not conform to the condition, quality or class of the Common Elements as they existed immediately prior to the damage or destruction and such non-conformity would affect any element of the DUO (i.e., if the Restoration would result in any element of the Demised Premises or the Common Elements subject to the requirements of the DUO not being in substantially the same condition after the Restoration as it was immediately prior to the Casualty) or affects a Structural Component (other than by having a Nonadverse Structural Effect), Tenant shall give Landlord notice of such proposed nonconformity, and Landlord shall review and approve or disapprove such Alteration in accordance with (i) the standard of review and time periods applicable to a Major Alteration under Section 9.5(a) hereof and (ii) the applicable portions of the DUO. If Landlord disapproves such Alteration, Landlord’s notice of disapproval shall state, in reasonable detail, the grounds for such disapproval.

(c)    Commencement and Completion of Restoration. Subject to Unavoidable Delays and to the applicable provisions of the Site 8 South Subway Agreement, Tenant shall commence the Restoration within one hundred eighty (180) days after the date of the occurrence of the applicable damage or destruction; provided, however, that if Tenant’s Recognized Mortgagee, together with all Recognized Mortgagees under the other Severance Subleases, allow Tenant to commence Restoration within a longer period, but not greater than one (1) year after the date of occurrence of the applicable damage or destruction, then Tenant shall be permitted to commence the Restoration required hereunder within one year after the date of such occurrence. Once commenced, Tenant shall diligently and continuously prosecute any such Restoration to completion.

(d)    Restoration Estimate. Tenant shall, within ninety (90) days (or such longer period as is permitted by Tenant’s Recognized Mortgagee, together with all Recognized Mortgagees under the other Severance Subleases, not to exceed one hundred eighty (180) days) after the occurrence of damage or destruction to the Common Elements, deliver to Landlord a statement (the “Initial Restoration Estimate”) prepared by an Architect or an Engineer, approved (or deemed approved) by Landlord pursuant to Section 9.6(a)(ii) hereof, setting forth such Person’s estimate as to the time required to perform the Restoration and the estimated cost of the Restoration. Landlord, at Tenant’s expense, may engage a registered architect or a licensed professional engineer to prepare its own Initial Restoration Estimate, and Tenant shall reimburse Landlord for such expense within ten (10) Business Days after demand therefor by Landlord.

(e)    Landlord’s Rights. Landlord in no event shall be obligated to Restore the Improvements or any portion thereof or to pay any of the costs or expenses thereof. If Tenant shall fail or neglect to diligently Restore (subject to Unavoidable Delays) the Common Elements or the portion thereof so damaged or destroyed, or having so commenced such Restoration, shall fail to diligently and continuously complete the same in accordance with the terms of this Lease and any such failure shall continue for twenty (20) Business Days after written notice to Tenant specifying such failure in reasonable detail, or if prior to the completion of any such Restoration by Tenant, this Lease shall expire or be terminated for any reason (other than the acquisition of fee title by Tenant), then Depositary shall not make any payment of Restoration Funds to Tenant or the Condominium Association, as the case may be, hereunder and shall pay any such Restoration Funds to Landlord who may retain such Restoration Funds without any claim on the part of Tenant or the Condominium Association, as the case may be, thereto and shall apply such Restoration Funds in any order Landlord may elect but only toward the payment of the cost of the Restoration or the payment of any Charges or other sums due and owing to Landlord hereunder.

(f)     Additional Restoration Requirements. If the estimated cost of any Restoration required by the terms of this Article XI is equal to or greater than Three Hundred Fifty Thousand Dollars ($350,000) and exceeds the Restoration Funds available for such Restoration, then, prior to the commencement of such Restoration or thereafter if it is determined that the cost to complete such Restoration exceeds the unapplied portion of such Restoration Funds, Tenant shall deposit with Depositary a bond, cash, Letter of Credit or other security reasonably satisfactory to Landlord in the amount of such excess (it being agreed that an acceptable guaranty of an Acceptable Guarantor shall be reasonably acceptable to Landlord for the purpose of this Section 11.1(f) so long as the estimated cost of Restoration is less than or equal to $10,000,000), to be held and applied by Depositary in accordance with the provisions of Section 11.3 hereof, as security for the completion of such Restoration in accordance with this Article XI.

(g)    Purchase Option. At any time from and after the tenth (10th) anniversary of the Delivery Date, in the event of a Substantial Casualty, Tenant may exercise the Purchase Option in accordance with Article V hereof. In the event Tenant does (and all of the other tenants under the Severance Subleases do) so exercise the Purchase Option, neither Tenant nor the Condominium Association shall be required to Restore hereunder and Landlord shall be deemed to have waived any of Landlord’s interest in any Casualty insurance proceeds as set forth in Section 5.2 hereof (and Landlord shall confirm such waiver in writing to Tenant within ten (10) days of Tenant’s request for such waiver).

(h)    Survival. Tenant’s obligations under this Section 11.1 shall survive the expiration or earlier termination of this Lease.

Section 11.2  Restoration Funds.

(a)    Payment to Depositary. Subject to the provisions of Section 11.3 hereof, Depositary shall pay over to the Condominium Association from time to time, upon the following terms, any monies which may be received by Depositary from insurance obtained or maintained by or for the benefit of Tenant or the Condominium Association, as the case may be, for the Restoration (other than rent insurance and except as set forth in the last sentence of Section 10.8 hereof) (the “Restoration Funds”); provided, however, that Depositary, before paying such monies over to the Condominium Association or Tenant (in the case of amounts payable pursuant to Section 10.8 hereof) shall be entitled to reimburse itself, Tenant, the Condominium Association and Landlord therefrom to the extent, if any, of the necessary, reasonable and proper expenses (including reasonable attorneys’ fees) paid or incurred by each of the foregoing in the collection of such monies. If the Restoration Funds are Three Hundred Fifty Thousand Dollars ($350,000) or less, the same shall be paid directly to the Condominium Association in trust for the Restoration. If the Restoration Funds are more than Three Hundred Fifty Thousand Dollars ($350,000), Depositary shall pay to the Condominium Association, in the manner provided in this Section 11.2 and Section 11.3 hereof, the Restoration Funds for the Restoration. If the net Restoration Funds after payment of the aforementioned expenses of collection shall be insufficient to pay the entire cost of the Restoration, as determined in accordance with Section 11.1(d) hereof, the Tenant shall cause the Condominium Association to deposit the amount of such shortfall with Depositary to be held and disbursed by Depositary in the same manner as the other Restoration Funds.

(b)    Retainage of Restoration Funds. Subject to the provisions of Section 11.3 hereof and to any provisions of the Recognized Mortgage most senior in lien setting forth additional, more stringent conditions for the disbursement of the Restoration Funds or the retainage of Restoration Funds not inconsistent herewith, the Restoration Funds shall be paid to the Condominium Association in installments as the Restoration progresses, less retainage equal to ten percent (10%) until fifty percent (50%) of such Restoration is completed, and five percent (5%) until such Restoration is fully completed, upon application to be submitted by the Condominium Association, to Depositary and Landlord showing the cost of labor and materials (i) purchased and delivered to the Property for incorporation in such Restoration and that such materials have been insured by the Condominium Association (including insurance against vandalism, theft, malicious mischief and the like) for one hundred percent (100%) of the cost thereof and stored at a reasonably secure and safe location at the Property, or (ii) incorporated therein since the last previous application, and due and payable or paid by the Condominium Association. The Depositary shall release that portion of the retainage applicable to each trade upon completion by such trade of its portion of such Restoration. If any vendor’s, mechanic’s, laborer’s or materialman’s lien is filed against the Property or any part thereof, or if any public improvement lien relating to the Restoration is created or permitted to be created by Tenant or the Condominium Association, as the case may be, and is filed against Landlord, or any assets of Landlord, and if such lien is not satisfied or discharged (by bonding or otherwise) within forty- five (45) days after filing of the lien, the Condominium Association shall not be entitled to receive any further installment until such lien is satisfied or discharged (by bonding or otherwise). Notwithstanding the foregoing, the existence of any such lien shall not preclude the Condominium Association from receiving any installment of Restoration Funds, provided such lien will be discharged with funds from such installment.

(c)    Balance of Funds. Upon receipt by Landlord of evidence satisfactory to it that the Restoration has been completed except to an immaterial extent and paid for in full and that there are no liens on the Property as a result thereof and upon compliance with any provisions of the Recognized Mortgage most senior in lien pursuant to Sections 11.2(b) and 11.3 hereof, the balance of the Restoration Funds shall be paid over to the Condominium Association. Landlord shall recognize any full or partial assignment by the Condominium Association to a Recognized Mortgagee of any portion of the Restoration Funds payable to the Condominium Association pursuant to the foregoing sentence.

(d)    Restoration by Landlord. If Landlord makes the Restoration at the Condominium Association’s expense, as provided in Section 11.1(e) hereof, then Depositary shall pay over the Restoration Funds to Landlord, upon request, to the extent not previously paid to the Condominium Association pursuant to this Section 11.2, and the Condominium Association shall pay to Landlord, within seven (7) Business Days after demand, any sums in excess of the portion of the Restoration Funds received by Landlord necessary to complete the Restoration. Upon completion of the Restoration, Landlord shall deliver to the Condominium Association a certificate setting forth the expenditures made by Landlord for such Restoration and Landlord shall pay to the Condominium Association any amount of Restoration Funds received by Landlord in excess of the amount necessary to complete the Restoration.

Section 11.3  Conditions Precedent to Disbursement. The following shall be conditions precedent to the payment of each installment of Restoration Funds to the Condominium Association as provided in Section 11.2 hereof, together with any additional conditions imposed by the Recognized Mortgage most senior in lien which is required to or has agreed to make such Restoration Funds available for the cost of Restoration:

(a)    there shall be submitted to Depositary and Landlord the certificate of the aforesaid Architect or the aforesaid Engineer stating that (i) the sum then requested to be withdrawn either has been paid by the Condominium Association or is due and payable to contractors, subcontractors, materialmen, engineers, architects or other Persons (whose names and addresses shall be stated) who have rendered or furnished services or materials for the Restoration and giving a brief description of such services and materials and the principal subdivisions or categories thereof and the several amounts so paid or due to each of said Persons in respect thereof, and stating in reasonable detail the progress of the Restoration up to the date of said certificate, accompanied by invoices from any such contractors, subcontractors, materialmen, engineers, architects and other Persons, (ii) no part of such expenditures has been or is being made the basis, in any previous or then pending requisition, for the withdrawal of the Restoration Funds or has been made out of the Restoration Funds previously received by the Condominium Association (iii) the sum then requested does not exceed the value of the services and materials described in the certificate, (iv) the materials, fixtures and equipment for which payment is being requested are in accordance with the applicable plans and specifications and changes thereto, approved, to the extent required hereunder, by Landlord, (v) except in the case of the final request for payment by the Condominium Association the balance of the Restoration Funds held by Depositary, together with any additional funds provided by the Condominium Association to the Depositary, will be sufficient upon completion of the Restoration to pay for the same in full, and stating in reasonable detail an estimate of the cost of such completion, and (vi) in the case of the final request for payment by the Condominium Association the Restoration shall have been completed, substantially and in all material respects, in accordance with the provisions of Article IX hereof that are applicable to such Restoration;

(b)    there shall be furnished to Landlord an official search, or a certificate of a title insurance company reasonably satisfactory to Landlord, or other evidence reasonably satisfactory to Landlord, showing that there has not been filed any (i) vendor’s, mechanic’s, laborer’s or materialman’s statutory or other similar lien affecting the Common Elements or any part thereof, or any public improvement lien with respect to the Common Elements or the Restoration created or permitted to be created by Tenant or the Condominium Association, as the case may be, affecting Landlord, or the assets of Landlord which have not been satisfied or discharged of record (by bonding or otherwise) within forty-five (45) days after the filing of the lien except such as will be discharged upon payment of the requisite amount out of the sum then requested to be withdrawn, and (ii) other liens or encumbrances against the Property other than Permitted Encumbrances; and

(c)    Tenant or the Condominium Association, as the case may be, shall have delivered to Landlord and to Depositary waivers of mechanic’s liens with respect to all of the

Restoration, completed prior to the date of the payment application, on forms reasonably satisfactory to Landlord.

Section 11.4  Section 227 of Real Property Law. The provisions of this Article XI shall be deemed an express agreement governing any ease of damage or destruction of the Demised Premises and/or the Common Elements by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other laws of like import, now or hereafter in force, shall have no application in such case and are hereby waived by the parties hereto.

Section 11.5  Additional Requirements for Restoration. The applicable provisions of Article IX hereof shall be applicable to any Restoration as if the same were an Alteration under such Article.

Section 11.6  Effect of Casualty on this Lease. This Lease shall neither terminate, be forfeited nor be affected in any manner, nor shall there be a reduction or abatement of Charges by reason of damage to, or total, substantial or partial destruction of, the Improvements, or by reason of the untenantability of the Improvements or any part thereof, nor for any reason or cause whatsoever, except pursuant to the express provisions of this Lease. Except as so provided, Tenant’s obligations hereunder, including the payment of Charges, shall continue as though the Improvements had not been damaged or destroyed and shall continue without abatement, suspension, diminution or reduction whatsoever.

ARTICLE XII
CONDEMNATION

Section 12.1  Condemnation.

(a)    Substantial Taking. If, at any time during the term of this Lease, the whole or Substantially All Of the Demised Premises and/or the Common Elements shall be the subject of a Taking, by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement among Landlord, Tenant and those authorized to exercise such right then, (i) if such taking occurs after the tenth anniversary of the Delivery Date, Tenant may exercise the Purchase Option pursuant to the provisions of Article V hereof (and thereupon relinquish forever its right to be subject to the DUO and receive the correlative benefits thereof), or (ii) if Tenant does not so exercise the Purchase Option or if the same is not then exercisable by Tenant hereunder, this Lease and the term of this Lease shall terminate and expire on the date of such Taking. The term “Substantially All Of” shall be deemed to mean such portion of the Demised Premises and/or the Common Elements as, when so taken, in Tenant’s reasonable judgment, would leave remaining a balance of the Demised Premises and/or the Common Elements which, due either to the area so taken or the location of the part so taken in relation to the part not so taken, would not under economic conditions, applicable zoning laws or building regulations then existing or prevailing, and after performance by Tenant of all covenants, agreements, terms and provisions contained herein or by Legal Requirements required to be observed or performed by Tenant, readily accommodate premises of a nature similar to the Demised Premises and capable of producing a proportionately (i.e., proportional to the Rentable Square Feet not so taken) fair and reasonable net annual income or capable of supporting substantially similar activities as the Demised Premises.

(b)    Substantial Taking; Award. If the whole or Substantially All Of the Demised Premises shall be taken as provided in this Article XII, then the condemnation award related thereto shall be paid to Tenant, subject to the rights of any Recognized Mortgagees. If the whole or Substantially All Of the Common Elements shall be taken as provided in this Article XII, then the condemnation award related thereto shall be paid to the Condominium Association.

Section 12.2  Date of Taking. For purposes of this Article XII, the “date of Taking” shall be deemed to be the earlier of: (a) the date on which actual possession of the whole or Substantially All Of the Demised Premises and/or the Common Elements, or a part thereof, as the case may be, is acquired by any lawful power or authority pursuant to the provisions of the applicable federal or New York State law; and (b) the date on which title to the Demised Premises and/or the Common Elements or the aforesaid portion thereof shall have vested in any lawful power or authority pursuant to the provisions of the applicable federal or New York State law.

Section 12.3  Minor Taking; Condemnation Restoration.

(a)    Condemnation Restoration. If less than Substantially All Of the Demised Premises and/or the Common Elements shall be taken as provided in this Article XII, then (i) if such taking involves a portion of the Demised Premises and/or the Common Elements valued at greater than Five Million Dollars ($5,000,000) and occurs after the tenth anniversary of the Delivery Date, Tenant may exercise the Purchase Option pursuant to the provisions of Article V hereof, or (ii) if Tenant does not so exercise or is not then permitted to so exercise hereunder, this Lease and the term hereof shall continue with a proportionate abatement (based on the ratio of the value of the portion of the Demised Premises and/or the Common Elements so taken to the value of the entire Demised Premises and/or the Common Elements immediately prior to such taking) of the Charges and no other diminution of any of Tenant’s Obligations hereunder. Tenant, at its sole cost and expense, whether or not the award or awards, if any, shall be sufficient for the purpose and whether or not the Recognized Mortgagees shall permit the award or awards to be used for the restoration of the Demised Premises and/or the Common Elements, shall diligently (subject to Unavoidable Delays) restore any remaining part of Demised Premises and/or the Common Elements not so taken so that the latter shall be complete, rentable, self-contained architectural units in good condition and repair with such Alterations as Tenant, with the consent of Landlord, shall elect to make (such work, a “Condemnation Restoration”), provided that, after the completion of the Condemnation Restoration, the Demised Premises and/or Common Elements are in substantial conformity with the applicable Final Plans and Specifications and in compliance with the DUO, to the extent practicable, taking into account the nature and extent of the Taking. Provided that the condemnation award is made available to Tenant or the Condominium Association, Tenant shall commence the Condemnation Restoration within one hundred eighty (180) days of the date of the Taking and shall diligently and continuously prosecute such Condemnation Restoration to completion. In the event of any Taking of the nature described in this Section 12.3(a), the entire award for or attributable to the (A) Demised Premises, shall be paid to Tenant without deduction for any estate vested in Tenant by this Lease, and (B) the Common Elements, shall be paid to the Condominium Association, without deduction for any estate vested in Tenant by this Lease.

(b)    Restoration Funds. Subject to the provisions and limitations in this Article XII, Depositary shall make available to Tenant (in respect of a Taking of the Demised Premises) and to the Condominium Association (in respect of a Taking of the Common Elements) as much of that portion of the condemnation award actually received and held by Depositary, if any, less all reasonable expenses paid or incurred by Depositary, Tenant, the Condominium Association and Landlord in connection with the condemnation proceedings, as may be necessary to pay the cost of Condemnation Restoration of the part of the Demised Premises and/or Common Elements remaining. Such Condemnation Restoration, the estimated cost thereof, the payments to Tenant or to the Condominium Association, as the case may be on account of the cost thereof, Landlord’s right to perform the same, Tenant’s obligation with respect to condemnation proceeds held by it, and any additional conditions imposed by the Recognized Mortgage most senior in lien, shall be done, determined, made and governed in accordance with and subject to the provisions of Articles IX and XI hereof as if such amounts were “Restoration Funds” thereunder. Payments to Tenant or the Condominium Association, as the case may be, as aforesaid shall be disbursed in the manner set forth in Sections 11.2(b) and 11.3 hereof. Any balance of the award held by Depositary and any cash and the proceeds of any security deposited with Depositary pursuant to Section 12.4 hereof remaining after completion of the Condemnation Restoration shall be paid to Tenant, or the Condominium Association, as the case may be, subject to the rights of Recognized Mortgagees. Each of the parties agrees to execute and deliver any and all documents that may be reasonably required in order to facilitate collection of the awards. If the portion of the award made available by Depositary, as aforesaid, is insufficient for the purpose of paying for the Condemnation Restoration, Tenant or the Condominium Association, as the case may be, shall nevertheless be required to make the Condemnation Restoration and pay any additional sums required for the Condemnation Restoration. Tenant’s or the Condominium Association’s, as the case may be, failure to supply the amount of any such deficiency within twenty (20) Business Days from demand of Landlord shall constitute a default hereunder (it being acknowledged and agreed that if such failure occurs after the tenth anniversary of the Delivery Date, Tenant will, in such circumstance, be deemed to have exercised the Purchase Option). If any portion of the condemnation award being used as Restoration Funds remains unused after the completion of the applicable Condemnation Restoration, the Depositary shall disburse such monies to Tenant or the Condominium Association, as the case may be, subject to the rights of the Recognized Mortgagees.

(c)    Performance of Condemnation Restoration. Tenant shall, within ninety (90) days after the occurrence of any Taking pursuant to this Section 12.3, deliver to Landlord a statement (the “Initial Taking Estimate”) prepared by an Architect or an Engineer, selected by Tenant and approved (or deemed approved) by Landlord pursuant to Section 9.6(a)(ii) hereof, setting forth such Person’s estimate as to the time required to perform the Condemnation Restoration required by such Taking and the estimated cost of such Condemnation Restoration.

Section 12.4  Additional Restoration Requirements. If the estimated cost of any Condemnation Restoration exceeds the net condemnation award by an amount equal to the lesser of (a) ten percent (10%) of the estimated cost of such Condemnation Restoration and (b) $1,000,000, then, prior to the commencement of such Condemnation Restoration or thereafter if it is determined that the cost to complete the Condemnation Restoration exceeds the unapplied portion of such award, Tenant shall deposit with Depositary a bond, cash, Letter of Credit or other security reasonably satisfactory to Landlord in the amount of such excess, to be held and applied by Depositary in accordance with the provisions of Section 12.3 hereof, as security for the completion of the Condemnation Restoration in accordance with this Article XII.

Section 12.5  Temporary Taking. If the temporary use of the whole or any part of the Demised Premises and/or the Common Elements shall be taken at any time during the term of this Lease for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement between Tenant and those authorized to exercise such right, Tenant shall give prompt notice thereof to Landlord and of this Lease shall not be reduced or affected in any way and Tenant shall continue to pay in full the Charges payable by Tenant hereunder applicable to any period during the term of this Lease without reduction or abatement, and Tenant shall be entitled to receive for itself any award or payments for such use.

Section 12.6  Right to Compensation. In case of any governmental action, not resulting in the Taking of any portion of the Demised Premises and/or the Common Elements but creating a right to compensation therefor, such as the changing of the grade or any street upon which the Improvements abut, then, except as otherwise provided in Section 12.1 hereof, this Lease shall continue in full force and effect without reduction or abatement of Charges. The award made in connection therewith, in respect only of PA Retail Space: (a) shall be paid to Tenant and included in Adjusted Gross Revenues if such act is equivalent to a temporary Taking;

and (b) shall not included in Adjusted Gross Revenues if such act is equivalent to a permanent Taking, in which event such award shall be used as provided in Section 12.3 hereof.

Section 12.7  Settlement; Compromise. Landlord shall not settle or compromise any Taking or other governmental action creating a right to compensation in Tenant as provided in this Article XII, and any such right to settle or compromise shall be solely exercisable by Tenant or a Recognized Mortgagee.

ARTICLE XIII
ASSIGNMENT, SUBLETTING AND TRANSFER

Section 13.1  Transfers Generally.

(a)    Transfers by Tenant. Except as otherwise provided herein, Tenant shall not, without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole discretion, assign, mortgage, encumber or transfer its interest in this Lease or any of Tenant’s rights or Obligations hereunder, by Tenant’s action, by operation of law or otherwise, nor sublet, or permit the subletting of, the Demised Premises or the Common Elements or any portion thereof, nor enter into any franchise, concession, license or other occupancy agreement, or grant any franchise, concession, license or other occupancy rights with respect to the Demised Premises or the Common Elements or any portion thereof (any of the foregoing, a “Transfer”). Notwithstanding the foregoing, Tenant may, subject to the provisions of this Article XIII:

(i)          mortgage its interest in the Lease and the leasehold estate in the Demised Premises and the Common Elements created hereby to one or more Recognized Mortgagees in accordance with Article XXXIII hereof;

(ii)         [INTENTIONALLY OMITTED];

(iii)        make a Transfer to any Permitted Transferee (including, without limitation, a deemed Transfer pursuant to Section 13.1(b) hereof) or Permitted Developer;

(iv)       Transfer interests in Tenant for the purpose of obtaining financing for the Demised Premises or the Common Elements;

(v)        sublet portions of the Demised Premises or the Common Elements in accordance with Section 13.2 hereof;

(vi)       [INTENTIONALLY OMITTED];

(vii)      [INTENTIONALLY OMITTED];

(viii)     [INTENTIONALLY OMITTED]; and

(ix)        make a Transfer in accordance with Section 13.11 hereof.

(b)    Equity Interest Transfers. For purposes of this Section 13.1: (i) the issuance, assignment, transfer or other disposition of any direct or indirect equity interest in Tenant (whether stock, partnership interests, interests in a limited liability company or otherwise) to any Person or group of related Persons, whether in a single transaction or a series of related or unrelated transactions, in such quantities that after such issuance, assignment, transfer or other disposition Control of Tenant, directly or indirectly, shall have changed, shall be deemed a Transfer; (ii) the entering into by Tenant of a take-over agreement shall be deemed a Transfer; and (iii) any Person or legal representative of Tenant to whom Tenant’s interest under this Lease or the applicable Sublease passes by operation of law, or otherwise, shall be bound by the provisions of this Article XIII. Notwithstanding the foregoing, a transfer of shares of any entity which holds an interest in Tenant by Persons other than those deemed “insiders” within the meaning of the Securities Exchange Act of 1934, as amended, which transfer of shares is effected through the “over-the-counter market” or through any recognized stock exchange, shall not be deemed a Transfer.

(c)    Documentation. Tenant shall, at the written request of Landlord, promptly submit to Landlord such further documentation as Landlord may reasonably request with respect to any Transfer hereunder which does not require Landlord’s prior written consent and to evidence Tenant’s compliance with the provisions of this Section 13.1.

(d)    Equitable Relief. Tenant hereby acknowledges that Landlord may suffer irreparable harm by reason of a breach or threatened breach of the provisions of this Article XII, and, accordingly, in addition to any other remedy that Landlord may have under this Lease or as may be permitted by applicable law, Tenant agrees with Landlord that the seeking of injunctive relief is an appropriate remedy for such breach or threatened breach by Tenant.

(e)    Transfers Void. Any Transfer by Tenant or other party in contravention of this Article XIII shall be void and of no effect.

(f)     Notice to Landlord. In respect of any proposed Transfer that is subject to Landlord’s approval, Tenant shall give written notice thereof to Landlord, which notice shall set forth the name of the proposed transferee and such other information as is reasonably requested by Landlord so as to determine that the proposed Transfer is permitted hereunder.

(g)    Other Conditions. Notwithstanding any provision of this Article XIII to the contrary, Tenant shall not make any Transfer unless: (i) at the time of such proposed Transfer, a Default (noticed to Tenant as required hereunder and uncured) with respect to any monetary or material non-monetary obligation under this Lease shall not have occurred and be continuing (provided, however, that the condition set forth in this clause (i) shall not apply to Transfers permitted pursuant to Sections 13.1(a) and 13.1(b) hereof); and (ii) Tenant shall reimburse Landlord for all reasonable out-of-pocket costs and expenses incurred by Landlord, including reasonable legal fees and disbursements, in connection with its examination and review of such proposed Transfer.

(h)    [INTENTIONALLY OMITTED]

(i)     [INTENTIONALLY OMITTED]

Section 13.2  Subleasing.

(a)    Conditions to Sublease. The following conditions shall apply to any Sublease for the occupancy of space in the Demised Premises:

(i)            no monetary or material non-monetary Default and no Event of Default shall then exist;

(ii)           the Sublease shall specifically provide that the Sublease will be subject and subordinate to this Lease and to all matters to which this Lease is subject and subordinate, and that in the event of any conflict between this Lease and the Sublease, this Lease will be controlling;

(iii)          no Sublease for Retail Space shall be for a purpose other than actual occupancy by the named Subtenant or any affiliates thereof or for the occupancy of concessionaires or licensees thereunder; provided, however, nothing in the foregoing shall prohibit underletting by such named Subtenant, pursuant to Subleases that comply with this Lease after a reasonable period of occupancy by such named Subtenant;

(iv)          each Sublease shall (A) specifically require that Subtenant shall comply with the provisions of Article IX of this Lease as those provisions pertain to Subtenant’s plans and specifications, (B) recite that it is for a Permitted Use and that the Subtenant agrees to be bound by the DUO, (C) contain a specific acknowledgment that such Subtenant has received a copy of and reviewed this Lease, the Ground Lease and the DUO and (D) with respect to a Sublease for Retail Space, shall incorporate in full the provisions of Section 3.13 hereof to the extent applicable to such Subtenant, including the rights and obligations of such Subtenant and Landlord (and the Comptroller) in respect of such Subtenant’s books of record and accounts;

(v)           the proposed Subtenant (and the Principals thereof if such proposed Subtenant is not publicly held) is not a Prohibited Person; and

(vi)          the subletting shall end no later than one (1) day before the Scheduled Expiration Date of this Lease.

(b)    Nondisturbance Agreement. So long as Tenant is not then in monetary or material non-monetary Default hereunder at the request of Tenant, Landlord shall enter into a nondisturbance, subordination and attornment agreement substantially in the form of Exhibit K attached hereto (a “Nondisturbance Agreement”) with each proposed Subtenant under a proposed Sublease with Tenant of all or any portion of the Demised Premises which meets the conditions set forth in clauses (i) or (ii) below, as applicable, and each of clauses (iii) through (vii) below.

(i)            As to proposed Subtenants of the Roof Top Garden Space:

(A)     the proposed Subtenant is of sufficient financial condition to perform the obligations under the proposed Sublease, taking into account any security deposit posted by the proposed Subtenant, and Landlord shall have been furnished with evidence reasonably satisfactory to Landlord of such financial condition, and

(B)     (1) the Rentable Square Feet of the Roof Top Garden Space demised by such Sublease is 10,000 or more, or

(2)           [a] the Rentable Square Feet demised by such Sublease is 5,000 or more, but less than 10,000, and [b] the Subtenant has expended or is obligated to expend at least $100.00 (Adjusted for Inflation from the Commencement Date) per square foot (exclusive of any allowance provided by the applicable landlord with respect to such improvements) on such Subtenant’s initial build out, or

(3)           [a] the Rentable Square Feet demised by such Sublease is 2,500 or more, but less than 5,000 and [b] the Subtenant has expended or is obligated to expend at least $200.00 (Adjusted for Inflation from the Commencement Date) per square foot (exclusive of any allowance provided by the applicable landlord with respect to such improvements) on such Subtenant’s initial build out.

(ii)           As to proposed Subtenants of Office Space:

(A)     [INTENTIONALLY OMITTED]; or

(B)     (1) the space demised by such Sublease is one-half of one full floor of Office Space or more (provided, however, that, with respect to a proposed sublease of less than a full floor of Office Space, Landlord’s obligation to enter into a Nondisturbance Agreement pursuant to this Section 13.2(b) shall apply only if Tenant shall supply to Landlord, together with Tenant’s Sublet Notice, evidence reasonably satisfactory to Landlord, that the space to be leased shall be regular in shape, reasonably accessible in a customary manner, rented at not less than fair market value and otherwise on terms that are commercially reasonable and customary in respect of similarly situated tenants of space of the size and quality to be demised under the proposed Sublease), and (2) the proposed Subtenant is of sufficient financial condition to perform the obligations under the proposed Sublease, taking into account any security deposit posted by the proposed Subtenant, and Landlord shall have been furnished with evidence reasonably satisfactory to Landlord of such financial condition. For the purposes of this clause (ii)(B), evidence of “fair market value” and “commercially reasonable and customary” terms may be provided by the opinion of two (2) or more disinterested real estate professionals, each having at least ten (10) years of experience in valuing or leasing commercial real estate in midtown Manhattan).

(iii)          The proposed Subtenant is not a Related Entity of Tenant (except as permitted in clause (ii)(A) of this Section 13.2(b)).

(iv)          The proposed Subtenant (and the Principals thereof if such proposed Subtenant is not publicly held) is not a Prohibited Person.

(v)           The proposed Sublease shall provide for no decrease in the amount of rent payable thereunder over the term of such Sublease except for customary abatements and offsets of rent.

(vi)          None of (A) the demise of the Demised Space (including any expansion space) under such Sublease, nor (B) the exclusive or prohibited use provisions thereof, conflict with [1] the demise under or [2] the exclusive or prohibited use provisions of, any other Sublease, and Tenant shall deliver to Landlord a certification to such effect signed by a Qualified Certifying Party of Tenant.

(vii)         The proposed Sublease contains terms that are commercially reasonable and customary in respect of similarly situated tenants of space of the size and quality to be demised under the proposed Sublease, and the rent and other amounts owed thereunder constitute not less than fair rental value for the space to be demised thereunder (for the purposes of this clause (vii), evidence of “commercially reasonable and customary” terms and “fair market value” may be provided by the opinion of two (2) or more disinterested real estate professionals, each having at least ten (10) years of experience in valuing or leasing commercial real estate in midtown Manhattan).

For any Sublease by Tenant for which Tenant requests that Landlord enter into a Nondisturbance Agreement, Tenant shall give written notice thereof to Landlord (“Tenant’s Sublet Notice”) accompanied by a copy of the Sublease as fully executed or in executable form and such information as Landlord may require to determine whether the proposed Subtenant is a Prohibited Person. Tenant’s Sublet Notice shall contain the following information: the name of the proposed Subtenant, the portion of the Demised Premises to be sublet, the proposed term of the Sublease (including the effective date thereof), the proposed Sublease rental and such financial and other background, information with respect to the proposed Subtenant as is reasonably sufficient to allow Landlord to assess the financial condition, relevant experience, and all other material economic terms of the proposed Sublease (but only to the extent the same are conditions under this Section 13.2(b) to Landlord’s obligation to enter into a Nondisturbance Agreement). Landlord shall reasonably cooperate with Tenant after receiving Tenant’s Sublet Notice to expedite the granting of the applicable Nondisturbance Agreement. Disputes regarding this Section 13.2(b), may be referred to arbitration pursuant to Section 16.3 hereof.

(c)    Subtenant Attornment. Subject to any applicable Nondisturbance Agreement, every subletting hereunder is subject to the express condition, and by accepting a Sublease hereunder of all or any portion of the Demised Premises each Subtenant shall be conclusively deemed to have agreed, that if this Lease should be terminated prior to the Scheduled Expiration Date or if Landlord should succeed to Tenant’s estate in the Demised Premises, then, at Landlord’s election, to be exercised in Landlord’s sole judgment and discretion, the Subtenant shall attorn to and recognize Landlord as the Subtenant’s landlord under the Sublease, provided that Landlord shall not (i) be liable for any act or omission or negligence of Tenant under such Sublease, (ii) be subject to any counterclaim, offset or defense which theretofore accrued to such Subtenant against Tenant, (iii) be bound by any modification or amendment of such Sublease (unless such modification or amendment shall have been approved in writing by Landlord), (iv) be bound by any payment of rent or additional rent for more than one (1) month in advance (unless actually received by Landlord), (v) be obligated to perform any Alteration in the Demised Space, (vi) in the event of a Casualty, be obligated to repair or restore the Demised Premises or any portion thereof, (vii) in the event of a partial Taking, be obligated to repair or restore the Demised Premises or any part thereof (except that, in the event that Landlord receives Insurance Proceeds and determines not to restore in such circumstances, the Subtenant can terminate its Sublease), (viii) be obligated to make any payment to such Subtenant (other than any overpayment of rent made to Landlord), or (viii) be bound by any obligations which Landlord lacks the capacity or reasonable ability to perform. The Subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment. With respect to any Sublease for which Landlord has entered into a Nondisturbance Agreement, the foregoing provisions of this Section 13.2(c) shall be superseded by such Nondisturbance Agreement. Upon such a termination of this Lease, Tenant shall pay over to Landlord all sums held by Tenant for the benefit of Subtenants or as security under the provisions of then existing Subleases except if such termination of this Lease results from Tenant’s exercise of the Purchase Option.

(d)    Sublease Rent Requirements. Each permitted Sublease hereunder shall require the Subtenant thereunder to make, subject to the rights of any Recognized Mortgagee, all payments of rents, additional rents and other sums of money to Landlord upon the occurrence of a monetary or material nonmonetary Event of Default hereunder and notice from Landlord, and Landlord shall apply the said payments made to it, first, to retain all amounts that are due and payable to Landlord pursuant to this Lease, and second, to pay to Tenant all remaining amounts.

(e)    Enforcement of Subleases. Tenant shall diligently, continuously and in good faith, and in accordance with commercially reasonable practices, enforce the provisions of each Sublease, so that each Subtenant at all times remains in compliance with the DUO and permits no acts or omissions that adversely affect any Structural Component. If the breach of a Sublease by the Subtenant thereunder constitutes a material violation of the DUO or any other aspect of this Lease in respect of Structural Components, Tenant shall promptly commence and diligently prosecute any and all appropriate legal proceedings necessary to cause such Subtenant to cure such breach (“Eviction Proceeding”).

(f)     No Demise of Common Elements. Tenant covenants that it shall in no circumstances sublease, license or otherwise transfer its interest in any portion of the Common Elements to any other Person, except as such transfer may be expressly permitted hereunder (including, as permitted in Article XXXIV hereof).

Section 13.3  Assignments.

(a)    Assignee Obligated. Each and every assignee of this Lease, whether or not approved by Landlord and whether as assignee or as successor in interest to Tenant named herein or any subsequent assignee, including any purchaser of the Lease under a foreclosure of any Mortgage or other lien on this Lease, shall, in the case of an assignee of the Lease, immediately be and become and remain liable, for the payment of the Charges and other sums payable under this Lease, and for the due performance of all of Tenant’s Obligations under this Lease, in each case to the extent arising from and after the effective date of such assignment to the full end of this Lease, and each and every provision of this Lease applicable to Tenant shall also apply to and bind every such assignee and purchaser with the same force and effect as though such assignee or purchaser were Tenant named in this Lease. No Transfer to such assignee or to such purchaser shall be binding upon Landlord unless such assignee or purchaser shall deliver to Landlord a recordable instrument (i) agreeing to indemnify Landlord from and against any Claims for brokerage commissions, any Claims derived from Landlord’s granting its consent to such assignment in accordance with the terms hereof and any other Claims not derived from Landlord’s actions arising out of such assignment (provided, however, that this subclause (i) shall not apply with respect to a Transfer to a Recognized Mortgagee pursuant to a foreclosure of the applicable Recognized Mortgage) and (ii) subject to Article XXXI hereof, assuming the obligations of Tenant hereunder by said assignee or purchaser to such effect, but the failure or refusal of such assignee or purchaser to deliver such instrument shall not release or discharge such assignee or purchaser from its Obligations as above set forth.

(b)    Release of Assignor. Upon an assignment of this Lease in accordance with this Article XIII, the assignor shall have no further Obligations arising after the effective date of such assignment and Landlord shall confirm such release in a recordable instrument promptly delivered to Tenant (but the failure of Landlord to deliver such confirmation shall not prevent such release from becoming effective); provided, however, the foregoing release shall not relieve assignor from any obligation accruing prior to the date of such assignment.

Section 13.4  Collect Charges from Assignee, Subtenant. If this Lease is assigned, whether or not in violation of the provisions of this Lease, Landlord may and is hereby empowered, subject to the rights of any Recognized Mortgagee, to collect the Charges and other sums payable to Landlord hereunder from the assignee and to enforce the Obligations of Tenant hereunder against such assignee. If the Demised Premises or any part thereof is sublet or is used by anyone other than Tenant, whether or not in violation of this Lease, Landlord may, after an Event of Default by Tenant and expiration of Tenant’s time to cure such Event of Default, if any, collect rent from the Subtenant or occupant. In either event, Landlord may apply the net amount collected to the Charges and other sums herein reserved or provided for, but no such assignment or subletting or collection nor any action to enforce the provisions of this Lease against any such assignee or Subtenant shall be deemed: (a) a waiver of the covenant herein against Transfer; (b) an acceptance of the assignee or Subtenant as a tenant under this Lease; or (c) a release of Tenant from the further performance of its Obligations hereunder.

Section 13.5  No Relief. Notwithstanding any provision to the contrary in this Lease and except as set forth in Section 13.3(b) hereof, the making of any Transfer, in whole or in part, whether or not with the consent of Landlord, shall not operate to relieve Tenant herein named from its Obligations under this Lease. In the event of any such permitted Transfer, except as provided in Section 13.3(b) hereof, Tenant herein named shall remain fully responsible and liable for the prompt payment of all Charges and other sums due hereunder and for the due performance and observance of all of Tenant’s Obligations under this Lease, to the full end of this Lease, whether or not there shall have been any prior termination of this Lease by summary proceedings or otherwise. Each permitted Sublease shall expressly be made subject to the provisions of this Lease and no permitted Transfer shall in any manner affect or reduce any of the obligations of Tenant hereunder.

Section 13.6  Consent. Any consent by Landlord herein contained or hereafter given to any Transfer shall be held to apply only to the specific Transfer hereby or thereby approved. No such consent shall be construed as a waiver of the duty of Tenant, or its successors or assigns, to obtain from Landlord a consent to any other or subsequent Transfer or as a modification or limitation of the right of Landlord with respect to the foregoing covenant by Tenant.

Section 13.7  Costs and Expenses. Subject to Section 13.1(g) hereof, Tenant covenants and agrees to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in connection with or arising out of the making of any Transfer, including costs related to Landlord’s review of any proposed Transfer and the documentation in connection therewith. Tenant agrees to pay any federal, state or local excise, transfer, recording or other tax or fee imposed upon or applicable to any such Transfer, and to indemnify Landlord from and against any such cost or expense. Tenant further agrees that any consent of Landlord required hereunder may be conditioned upon receipt by Landlord of reasonable evidence of the payment of any such cost or expense. The Obligations of Tenant under this Section 13.7 (and all other obligations expressly stated to survive this Lease) shall survive the expiration or earlier termination of this Lease.

Section 13.8  Prohibited Persons. (a) Notwithstanding the foregoing provisions, in no event shall Tenant be permitted to make a Transfer to a Prohibited Person, nor shall any other Subtenant be permitted to assign its Sublease or sublet or otherwise grant occupancy rights with respect to its Demised Space or any portion thereof to a Prohibited Person.

(b)    Procedure for Determining Prohibited Person Status. If Tenant seeks to determine whether any Person subject to the restrictions in this Lease regarding Prohibited Persons is a Prohibited Person, Tenant may submit to Landlord the name of such Person and, except with respect to any Person that is publicly held, the name of each Principal of such Person, together with such completed questionnaires or forms as are standard for Landlord, the City or NYCEDC to request. Notwithstanding anything to the contrary contained in this Lease, any provision in this Lease prohibiting a Person from being a Prohibited Person shall also apply to the Principals of such Person unless such Person is a publicly traded entity. Within fifteen (15) Business Days after receipt of all such names and fully-completed questionnaires or forms, as applicable, Landlord shall notify Tenant of Landlord’s determination, which determination shall be limited to whether such Person (and any Principals thereof) is a Prohibited Person; provided, however, that Landlord will confirm whether any Person is a Prohibited Person promptly after receiving all of the information described in this Section 13.8(b). If Landlord fails to so notify Tenant within such fifteen-Business-Day period, then such Person shall be deemed not to be a Prohibited Person; provided, however, with respect to any proposed assignee of this Lease or any Sublease or any proposed Subtenant of the Property or any portion thereof, the following shall apply instead: If Landlord fails to so notify Tenant within such fifteen-Business-Day period, Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption in bold and capitalized type:

YOU SHALL BE DEEMED TO HAVE DETERMINED THAT                      IS NOT A PROHIBITED PERSON IF YOU FAIL TO NOTIFY TENANT OF WHETHER SUCH PERSON IS A PROHIBITED PERSON WITHIN TEN (10) BUSINESS DAYS FROM THE DATE OF YOUR RECEIPT OF THIS NOTICE.

If Landlord fails to notify Tenant of whether such Person is a Prohibited Person within ten (10) Business Days after its receipt of such reminder notice, then such Person shall be deemed not to be a Prohibited Person.

Section 13.9  Constitutive Documents. Upon request by Landlord, Tenant shall deliver to Landlord any Constitutive Documents and any replacement, amendment, modification or termination (any such act, a “Modification”) of any Constitutive Documents to the extent reflecting any Transfer, together with such other information and evidence as shall be reasonably necessary and reasonably satisfactory to Landlord to confirm the composition and identity of Tenant (or any member of Tenant) and compliance with the requirements of this Article XIII. Tenant shall also deliver a certification by a Qualified Certifying Party of Tenant stating that nothing Tenant has not shown to Landlord will render the information that Tenant has shown to Landlord inaccurate or misleading.

Section 13.10  Permitted Disposition.

(a)    Indicted Party. If any grand jury impaneled by any federal or state court files an indictment with such court charging Tenant or any Principal of Tenant (such indicted Person, the “Indicted Party”) with having committed an intentional felony in connection with the Demised Premises, then Landlord shall convene a hearing (the “Hearing”) before a panel of three persons consisting of (i) the City’s Deputy Mayor for Finance and Economic Development, or a successor in function designated by the Mayor of the City, (ii) the President of NYCEDC, or a successor in function designated by the Mayor of the City, and (iii) the Corporation Counsel of the City, or their respective duly authorized designees who shall be disinterested senior officials of their respective department or NYCEDC, as the case may be (the “Hearing Officers”).

(b)    Hearing. The Hearing shall be held upon not less than fifteen (15) Business Days prior written notice to the Indicted Party and Tenant for the purpose of determining whether it is in the best interest of the City to require the Indicted Party to make a Permitted Disposition of its interest in this Lease or in Tenant, as the case may be, and, if the Indicted Party is a Principal of Tenant, resign from any directorship or office held by the Indicted Party in Tenant. At the Hearing, Tenant and the Indicted Party shall each have the opportunity to be represented by counsel and to make a presentation to the Hearing Officers orally and in writing. The Hearing Officers shall consider and address in reaching their determination (i) whether there is a direct nexus between the conduct charged and this Lease, (ii) the deleterious effect, if any, which a Permitted Disposition of the Indicted Party’s interest in this Lease or in Tenant, as the case may be, would have on the economic development interests of the City which this Lease is intended to promote and the deleterious effect, if any, such a Permitted Disposition would have on Tenant as a whole and (iii) any other relevant matters. The Hearing Officers shall render a decision in writing within twenty-three (23) Business Days after the last day of the Hearing and such decision shall set forth in reasonable detail the findings of the Hearing Officers. Landlord shall deliver a true copy of such decision to Tenant and the Indicted Party within four (4) Business Days after the date thereof. Such decision shall be final and subject to review by appropriate lawful means, unless (A) the indictment is amended in any material respect or (B) a new or superseding indictment is filed, the basis of which is materially different from the indictment as to which the Hearing has been held, in which case a new Hearing may be held. If the Hearing Officers decide by a majority vote that it is in the best interest of the City to require a Permitted Disposition by the Indicted Party, (1) the Indicted Party (if the Indicted Party is a Principal of Tenant) shall resign from any directorship or office held by the Indicted Party in Tenant within seven (7) Business Days after the date a true copy of such decision is delivered to it and (2) the Indicted Party shall make a Permitted Disposition of its interest in this Lease or in Tenant, as the case may be, within six (6) months after the date a true copy of such decision is delivered to it. If the Permitted Disposition is an Equity Interest Disposition or Assignment, the Indicted Party may receive the consideration for such Equity Interest Disposition or Assignment in installment payments, provided that such consideration (other than interest thereon) shall be for a sum certain and provided further that, except as otherwise provided below, following such Equity Interest Disposition or Assignment, the Indicted Party shall have no further interest in this Lease or Tenant, as the case may be, or in any profits therefrom. If the Hearing Officers do not determine by a majority vote that it is in the best interest of the City to require a Permitted Disposition by the Indicted Party, then neither the indictment nor any conviction arising therefrom shall have any effect upon this Lease or the rights or obligations of the parties hereunder or thereunder.

(c)    Default. Any failure of (i) the Indicted Party to make a Permitted Disposition of its interest in this Lease or Tenant, as the case may be, and (if the Indicted Party is a Principal of Tenant) to resign from directorships or offices, as provided above, or (ii) the Person acting as a trustee to make a Permitted Disposition of the Indicted Party’s interest in this Lease or in Tenant, as the case may be, following a Conviction, within the time and in the manner provided hereunder, shall be deemed to be an Event of Default by Tenant hereunder.

(d)    Permitted Disposition. “Permitted Disposition” means any of the following (the choice among which, to the extent applicable, shall be at Tenant’s option): (i) the Assignment or Equity Interest Disposition of the Indicted Party’s interest in this Lease or Tenant, as the case may be, to any Person who is (A) not a Prohibited Person, (B) not a Related Entity or affiliate of the Indicted Party and (C) satisfactory to Landlord, applying the provisions of Section 13.2 hereof, and to the holder of the Recognized Mortgage most senior in lien (if required by the terms of such Recognized Mortgage); (ii) if the Indicted Party is not Tenant, the Equity Interest Disposition (or other transfer or relinquishment) of the Indicted Party’s interest in Tenant, to Tenant, any other partner(s) of Tenant or any other owners of direct or indirect ownership interests in Tenant; (iii) the giving of the Indicted Party’s interest in this Lease or Tenant, as the case may be, to a Person (other than a Related Entity or an affiliate of the Indicted Party) who is acting in a fiduciary capacity as an independent trustee for the benefit of the Indicted Party for the purpose of actively managing this Lease or the Indicted Party’s interest in Tenant, as the case may be, or (iv) a combination of two or more of the actions described in clauses (i), (ii) and (iii) above with respect to portions of the Indicted Party’s interest that constitute, in the aggregate, the Indicted Party’s entire interest. The trustee agreement between the Indicted Party and the trustee contemplated by clause (iii) of the immediately preceding sentence shall be reasonably satisfactory to Landlord as well as to the holder of the Recognized Mortgage most senior in lien (if required by the terms of Recognized Mortgage). The trust agreement shall provide as follows:

(1)    if (x) the Indicted Party is found not guilty of the felony for which it is indicted or (y) the felony charges against such Indicted Party are dismissed or changed or reduced to charges that do not constitute an intentional felony, then the trustee shall give back the Indicted Party’s interest in Tenant or in this Lease to the Indicted Party, and the Indicted Party shall have the right to be a director and hold office in Tenant;

(2)    if (x) the Indicted Party is found guilty of the felony for which it is indicted and such verdict is affirmed by the court having ultimate jurisdiction to hear any appeal of such conviction or the period of appeal expires or the Indicted Party waives any right to appeal such determination or (y) the Indicted Party pleads guilty to the felony for which it is indicted or another intentional felony (as to which a Hearing is held and a determination made that a Permitted Disposition by the Indicted Party is in the best interest of the City) (either (x) or (y) above, a “Conviction”), then the trustee shall assign this Lease or make a sale of the Indicted Party’s interest in Tenant, as the case may be, within six (6) months after the date of the Conviction to a Person or Persons permitted under clause(s) (i) and (ii) above; and

(3)    during the pendency of any such trust, the Indicted Party shall exercise no control over any portion of the Demised Premises or Tenant, as the case may be, but may make contributions to the Demised Premises or Tenant, as the case may be, and receive distributions therefrom. Landlord shall be deemed to have determined that a Person is satisfactory to Landlord under clause (i) above if Landlord shall not have delivered notice to Tenant that the proposed Person to whom the Permitted Disposition is to be made is unsatisfactory with forty-five (45) days after Tenant makes a written request accompanied by such financial and biographical information and other documentation as Landlord may reasonably require in making the determination. Neither the giving of the Indicted Party’s interest in this Lease or Tenant, as the case may be, to a Trustee, nor the giving back by a Trustee to the Indicted Party of such interest, shall constitute an Assignment or Equity Interest Disposition. No Permitted Disposition which complies with the requirements of this Section 13.10(d)(3) shall constitute a default on the part of Tenant under this Lease.

Section 13.11  Right to Amend to Reflect Exercise of Certain Options.

(a)    The parties hereto acknowledge that, pursuant to NYTB’s operating agreement and to the Condominium Declaration, from time to time Tenant may exercise certain rights to purchase specified space in the Improvements from FC or may otherwise acquire such space.

(b)    In the event that Tenant or any Control Affiliate thereof acquires space as described in Section 13.11(a) hereof, and notice of such acquisition is provided to Landlord describing in detail the space in the Improvements acquired by Tenant or any Control Affiliate thereof, the date such transfer will take place and any other information that Landlord may reasonably request regarding such transfer, (i) Landlord shall enter into (A) an amendment of this Lease with Tenant, effective as of the date of such transfer, altering the description of the Demised Premises accordingly and (B) an amendment of any other Severance Sublease with the tenant thereunder, the demise thereunder which is affected by such transfer, effective as of the date of such transfer, altering accordingly the description of the Demised Premises (as defined in such Severance Sublease) and the applicable Percentage Allocation, and (ii) Tenant shall provide to Landlord an Architect’s Certificate as described in Section 3.1(a)(i)(B)(2) hereof and a Tenant’s TSF Certificate, both reflecting any alteration in the number of Taxable Square Feet comprising the Demised Premises.

(c)    Tenant shall pay, upon Landlord’s demand, all of Landlord’s reasonable costs associated with Landlord’s review, negotiation and finalization of documentation in respect of any amendment of this Lease pursuant to this Section 13.11.

ARTICLE XIV
DEFAULT PROVISIONS

Section 14.1  Conditions of Limitation. (a) This Lease and the term and estate hereby granted are subject to the limitation that whenever an Event of Default shall occur, regardless of and notwithstanding the fact that Landlord has or may have some other remedy under this Lease or by virtue hereof, or in law or in equity, Landlord may, subject to Section 14.1(b) hereof, give to Tenant a Termination Notice and, upon the giving of the Termination Notice, this Lease and the term and estate hereby granted shall expire and terminate upon the day so specified in the Termination Notice as fully and completely and with the same force and effect as if the day so specified were the Scheduled Expiration Date and all rights of Tenant under this Lease shall expire and terminate, but Tenant shall remain liable for damages as hereinafter provided. From and after the date upon which Landlord shall be entitled to give a Termination Notice, Landlord, without further notice, may re-enter, possess and repossess itself of the Demised Premises as set forth in Section 23.2 hereof.

(b)    The parties hereto acknowledge and agree that the occurrence of a Default hereunder shall cause irreparable harm to Landlord and to the 42nd Street Project. In recognition of such harm to Landlord and the 42nd Street Project, and in consideration for Landlord’s election to invoke such remedy, Landlord may elect, in Landlord’s sole discretion, to forego (but only until, with respect to each such Default, receipt by Tenant of the notice described in Section 14.1(b)(iii) hereof) the remedies set forth in Sections 14.1(a) and 14.3(a) hereof, and in lieu thereof to elect that the following payments be made by Tenant:

(i)            In respect of any Default pursuant to Section 14.2(a) hereof, Tenant shall pay to Landlord a sum in the amount of $1,000 per day (Adjusted for Inflation upon the Substantial Completion Date and on every fifth annual anniversary thereof), which amount shall be reduced to Tenant’s Percentage Allocation of such amount in the event that the Default in question arose solely in respect of the Common Elements and Landlord has invoked Section 14.1(b) under each Severance Sublease against each tenant of the Severance Subleases as a remedy therefor, from Tenant’s receipt of a First Default Notice until the date such Default is remedied; and

(ii)           In respect of any Default pursuant to Sections 14.2(b), 14.2(c) and 14.2(d) hereof, Tenant shall pay to Landlord a sum in the amount of $2,000 per day (Adjusted for Inflation upon the Substantial Completion Date and on every fifth annual anniversary thereof), which amount shall be reduced to Tenant’s Percentage Allocation of such amount in the event that the Default in question arose solely in respect of the Common Elements and Landlord has invoked Section 14.1(b) under each Severance Sublease against each tenant of the Severance Subleases as a remedy therefor, from Tenant’s receipt of a First Default Notice until the date such Default is remedied; provided, however, that for so long as Tenant shall not have received First Default Notices regarding any two (2) or more Defaults (it being understood that, if a Default is later determined not to have occurred, such Default shall not qualify as one of the two (2) or more Defaults under this provision) within the preceding twelve (12) month period (A) the amounts described in this Section 14.1(b)(ii) shall not begin to accrue against Tenant unless and until the grace period provided in Section 14.2(b), 14.2(c) or 14.2(d) hereof, as applicable, has expired, and (B) in the event that such underlying Default is cured prior to the expiration of any grace period provided in Section 14.2(b), 14.2(c) or 14.2(d) hereof, any such amount payable under this Section 14.1(b)(ii) shall be waived by Landlord and not imposed against Tenant.

(iii)          Landlord may elect, at any time after Landlord’s election to receive any of the payments described in clause (i) or (ii) of this Section 14.1(b), upon delivery to Tenant of another First Default Notice (thereupon reinitiating the relevant cure periods), to pursue any of the remedies otherwise available under this Lease with respect to the applicable Default. In such event, the respective amounts described in this Section 14.1(b) shall immediately cease to accrue, with respect to all such Defaults, as of the date Landlord makes an election to pursue any other remedy, it being understood that, as to amounts accrued prior to such election, (A) such amounts shall continue to be owing and (B) Landlord shall have all rights and remedies under this Lease in respect to Tenant’s failure to pay such accrued sums. It is further acknowledged and agreed that Landlord may, at a later date, again forego the remedies set forth in Sections 14.1(a) and 14.3(a) hereof, and again seek payment from Tenant pursuant to and in accordance with this Section 14.1(b) upon delivery to Tenant of another First Default Notice (thereupon reinitiating the relevant cure periods).

Section 14.2  Events of Default. An “Event of Default” shall have occurred (in each case, upon the occurrence of the following: (x) Tenant receiving notice (it being agreed that (1) in the event Landlord is barred (by an automatic stay or court order) from giving any notice referred to in this Section 14.2 by reason of or in connection with the bankruptcy or insolvency of Tenant or proceedings in respect thereof, such notice shall be deemed automatically waived by Tenant for all purposes of this Lease and (2) Landlord shall deliver such notice in connection with a Default relating to the Common Elements to Tenant and to all of the tenants under the Severance Subleases substantially simultaneously) from Landlord (a “First Default Notice”) substantially in the form of Exhibit M attached hereto stating that (1) Tenant is in Default hereunder and stating the period, if any, set forth in the following subsections of this Section 14.2, during which Tenant must cure such Default and (y) Tenant receiving, at any time after the cure period described in the relevant First Default Notice shall have elapsed without Tenant having cured the delineated Default, a notice from Landlord, substantially in the form of Exhibit N attached hereto, indicating that if, within five (5) Business Days after receipt of such second notice, the Default in question has not been cured to Landlord’s satisfaction, an Event of Default shall have occurred, any time after such five (5) Business Day period, Landlord may, but is not obligated to, send a notice to Tenant (the “Termination Notice”), specifying a day that the term of this Lease shall end), after any of the following have occurred (Landlord’s right to invoke its remedies hereunder in respect of any such Event of Default being subject to suspension pursuant to Section 14.1(b) hereof):

(a)    whenever Tenant shall default in the payment of any installment of Charges on any day upon which the same is required to be paid, and any such default shall continue for five (5) Business Days after Landlord shall have delivered to Tenant a First Default Notice; or

(b)    whenever Tenant shall fail to comply with Tenant’s Obligations to maintain adequate insurance in respect of the Condominium Unit as required pursuant to Article

X hereof, and Tenant shall fail to remedy the same within seven (7) Business Days after Landlord shall have given Tenant a First Default Notice; or

(c)    whenever Tenant shall do, or permit anything to be done, whether by action or inaction, contrary to any of Tenant’s Obligations under this Lease (except [(i)]as otherwise provided in this Section 14.2 and (ii) in respect of the operation of the Public Amenity, Landlord’s sole remedy for Tenant’s failure to operate the Public Amenity in compliance with Section 30.4(d) hereof shall be as set forth in Section 30.4 hereof), and Tenant shall fail to remedy the same within thirty (30) days after Landlord shall have given Tenant a First Default Notice, unless the remedying thereof requires work to be done, action to be taken, or conditions to be satisfied, which cannot, by their nature, reasonably be performed, done or satisfied by Tenant within such 30-day period (it being agreed that Landlord may, at a commercially- reasonable cost (to be paid by Tenant), retain a disinterested, third-party consultant to oversee the action to be taken to cure the underlying Default by Tenant or Tenant’s designees during such extended period, and to advise Landlord as to the necessity of and diligent prosecution of such actions during such extension; while such consultant’s advice to Landlord shall not be binding on Tenant, it is understood that such advice may be relied upon by Landlord in Landlord’s determination of the reasonableness and duration of any extension under this Section 14.2(c)), in which case no Event of Default shall be deemed to exist as long as Tenant, within such 30-day period, has commenced and thereafter diligently and continuously prosecutes to completion all steps necessary to remedy the same; or

(d)    if any of the representations made by Tenant in Section 30.1(a) hereof are proven to have been false or incorrect in any material respect as of the date made and if, within thirty (30) days after Tenant’s receipt of a First Default Notice in respect thereto, Tenant fails to rectify the state of facts giving rise to such false or incorrect representation, provided that no Event of Default shall be deemed to exist (i) if such a state of facts cannot, by its nature, reasonably be rectified within such thirty 30-day period, so long as Tenant has commenced rectifying such state of facts within such thirty 30-day period and shall be diligently and continuously proceeding to rectify such state of facts or (ii) if the only loss or damage Landlord has sustained or incurred can be cured by the payment of a sum of money and Tenant has made such payment; or

(e)    whenever an involuntary petition shall be filed against Tenant under any bankruptcy or insolvency law or under the reorganization provisions of any law of like import, or a receiver of Tenant or of or for the property of Tenant shall be appointed without the acquiescence of Tenant, or whenever this Lease or the estate hereby granted or the unexpired balance of this Lease would, by operation of law or otherwise, except for this provision, devolve upon or pass to any Person other than Tenant or as provided in this Lease, and such situation under this Section 14.2(e) shall continue and shall remain undischarged or unstayed for an aggregate period of one hundred twenty (120) days (whether or not consecutive) or shall not be remedied by Tenant within one hundred twenty (120) days; or

(f)     if final, non-appealable judgment for the payment of money shall be rendered against Tenant, and (i) such final judgment shall be for an amount greater than or equal to $25,000,000 and Tenant shall not discharge said judgment or cause it to be discharged (by bonding or otherwise) within sixty (60) days from the entry thereof or (ii) if Tenant shall appeal from such judgment or from the order, decree or process upon which or pursuant to which such judgment was entered and shall secure a stay of execution pending such appeal, within sixty (60) days after such appeal shall be decided or such stay removed; or

(g)    [INTENTIONALLY OMITTED]; or

(h)    [INTENTIONALLY OMITTED]; or

(i)     if Tenant shall exercise its right to terminate the Site 8 South Subway Agreement pursuant to Section 12.A of the Site 8 South Subway Agreement; or

(j)     if there shall occur a default on the part of Tenant following any applicable notice and cure period under the Site 8 South LADA, the Site 8 South Subway Agreement (with respect to Tenant’s operation or maintenance obligations thereunder) or any provision of the Project Agreement but only with respect to those provisions under which Tenant has obligations thereunder (Landlord acknowledging that no other default of Tenant under any other Project Document that does not otherwise give rise to a Default hereunder shall be deemed a Default hereunder).

Section 14.3  Rights of Landlord.

(a)    Enforcement of Performance. If an Event of Default occurs, Landlord may elect to proceed by appropriate judicial proceedings, either at law or in equity, to enforce performance or observance by Tenant of the applicable provisions of this Lease and/or to recover damages for breach hereof.

(b)    Payment of Damages. It is covenanted and agreed by Tenant that in the event of termination of this Lease or re-entry by Landlord, under any of the provisions of this Article XIV or pursuant to Legal Requirements, by reason of default hereunder on the part of Tenant, Tenant shall pay Landlord’s actual damages to Landlord, at the election of Landlord.

(c)    Recovery of Damages. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord’s right to collect the deficiency for any subsequent month by a similar proceeding. Suit or suits for the recovery of any and all damages, or any installments thereof, provided for hereunder may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the Scheduled Expiration Date, or under any provisions of law, or had Landlord not re-entered the Demised Premises.

(d)    No Limit. Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which Landlord may lawfully be entitled in any case other than those particularly provided for above (other than consequential damages, which are waived by Tenant and Landlord in respect of all matters under this Lease).

(e)    Collateral Assignment. Subject to the rights of all Recognized Mortgagees, upon the occurrence of an Event of Default, Landlord shall have the right to exercise its rights under any Collateral Assignments to the extent that the same are then in effect.

(f)     Funds Held by Depositary. If this Lease terminates as a result of one or more Events of Default and all of the other Severance Subleases also have been terminated, any funds held by Depositary in respect solely of this Lease or the Common Elements shall, subject to the rights of any Subtenants with respect to which Landlord has entered into a Nondisturbance Agreement, be paid to Landlord, which it may keep as liquidated damages free of any claim by Tenant, or any Person claiming by, under or through Tenant.

(g)    Percentage Rent Calculation. The average annual Percentage Rent paid or payable by Tenant during the Stabilized Lease Years immediately preceding such termination or re-entry (such average calculated by increasing the Percentage Rent for each applicable year by the Discount Rate applied from the date such rent was paid in full to the date such average is determined), shall, for purposes of calculating Charges under this Section 14.3, be deemed to be the Percentage Rent which would be payable by Tenant for each Lease Year during the balance of the original term. As used in this Section 14.3(g), “Stabilized Lease Year” shall mean each full Lease Year commencing not less than twelve (12) months following the Substantial Completion Date, excluding any Lease Year all or any part of which falls within the period commencing upon the occurrence of a significant casualty or Taking and ending twelve (12) months after the Substantial Completion Date following such casualty or Taking. For purposes of calculating the deemed Percentage Rent pursuant to this Section 14.3(g), the number of Stabilized Lease Years shall be the lesser of ten (10) or the actual number of Stabilized Lease Years preceding such termination or re-entry.

(h)    Plans and Specifications. Upon the occurrence of an Event of Default and termination of this Lease, subject to Section 9.4 hereof, Tenant’s rights to the Final Plans and Specifications shall be deemed automatically assigned to Landlord, without cost, subject, however, to any rights of any Recognized Mortgagee to such plans and specifications.

(i)     Assignment of Construction Agreements. Upon termination of this Lease by reason of the occurrence of an Event of Default, at the request of Landlord and subject to the rights, if any, of any Recognized Mortgagee, Tenant shall assign to Landlord, without cost, and Landlord shall assume, all of Tenant’s interest in any or all agreements with respect to any Restoration, Condemnation Restoration or Alterations in or to the Demised Premises and the Common Elements or any portion thereof which are not then subject to any Collateral Assignment. Upon the request of Landlord, the respective contractors, materialmen and suppliers who are parties to any such agreements shall, subject to the rights of all Recognized Mortgagees, attorn to Landlord and any agreements entered into between Tenant and such parties shall specifically provide for such attornment upon Landlord’s request.

(j)     Assignment of Right to Excess Site Acquisition Costs Reimbursement (Allocated). Upon termination of this Lease by reason of the occurrence of an Event of Default, at the request of Landlord, Tenant shall assign to Landlord, without cost, and Landlord shall assume, all of Tenant’s interest in any right to reimbursement of Excess Site Acquisition Costs (Allocated).

Section 14.4  Waiver of Right of Redemption. Tenant, for Tenant and on behalf of any and all Persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided. Nothing in the foregoing portions of this Section 14.4 shall affect the rights of any Recognized Mortgagees under Article XXXI hereby.

Section 14.5  No Waiver. Failure of either party hereto to declare any default immediately upon its occurrence or delay in taking any action in connection with such default shall not waive such default but such party shall have the right to declare any such default at any time thereafter. After an Event of Default, any amounts paid by Tenant to Landlord may be applied by Landlord, in its sole discretion, to any items then owing by Tenant to Landlord under this Lease. Receipt of a partial payment shall not be deemed to be an accord and satisfaction or waiver of the failure to make full payment.

Section 14.6  Remedies Under Bankruptcy and Insolvency Codes. If an order for relief is entered or if any stay of proceeding or other act becomes effective in favor of Tenant or Tenant’s interest in this Lease in any proceeding commenced by or against Tenant under the present or any future United States Bankruptcy Code or in a proceeding which is commenced by or against Tenant seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future applicable federal, state or other bankruptcy or insolvency statute or law, Landlord shall be entitled to invoke any and all rights and remedies available to it under such bankruptcy or insolvency code, statute or law of this Lease, including such rights and remedies as may be necessary to adequately protect Landlord’s right, title and interest in and to the Demised Premises or any part thereof and adequately assure the complete and continuous future performance of Tenant’s Obligations under this Lease. Adequate protection of Landlord’s right, title and interest in and to the Demised Premises, and adequate assurance of the complete and continuous future performance of Tenant’s Obligations under this Lease, shall include all of the following requirements:

(a)    that Tenant shall comply with all of its Obligations under this Lease;

(b)    that Tenant shall continue to use the Demised Premises only in the manner permitted by this Lease; and

(c)    that if Tenant’s trustee, Tenant or Tenant as debtor-in-possession assumes this Lease and proposes to assign it (pursuant to Title 11 U.S.C. Section 365, as it may be amended) to any Person who has made a bona fide offer therefor, the notice of such proposed Assignment, giving (i) the name and address of such Person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such Person’s future performance under this Lease, including the assurances referred to in Title 11 U.S.C. Section 365[b](3), as it may be amended, and such other assurances as Landlord may reasonably require, shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession of such offer, not later than twenty (20) days before the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such Assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the trustee, Tenant and Tenant as debtor-in-possession, given at any time before the effective date of such proposed Assignment, to accept an Assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such Person, less any brokerage commissions which may be payable out of the consideration to be paid by such Person for the Assignment of this Lease. Landlord shall have no obligation to pay such brokerage commissions. If Tenant attempts to arrange such an Assignment of this Lease, then as an element of the required adequate assurance to Landlord, and as a further condition to Tenant’s right to make such an Assignment, Tenant’s agreement(s) with brokers shall, to Landlord’s reasonable satisfaction, provide that Landlord shall have no obligation to pay a brokerage commission if Landlord exercises Landlord’s rights under this Section 14.6.

Section 14.7  Relationship Among Severance Tenants.

(a)    Except with respect to the obligations hereunder with respect to the Common Elements, the obligation of each tenant under a Severance Sublease is separate and distinct from the obligations of all other tenants under the Severance Subleases, and except for a Default arising with respect to the Common Elements, no Default by a tenant under a Severance Sublease shall of itself constitute a Default by any other tenant under the Severance Subleases.

(b)    Each tenant under a Severance Sublease shall be jointly and severally obligated with respect to all Defaults arising with respect to the Common Elements (it being acknowledged that the sums set forth in Section 14.1(b) hereof for such Defaults per day shall be calculated without regard to the number of tenants under the Severance Subleases). Landlord shall exercise its rights and remedies under this Article XIV in respect of a Default relating to the Common Elements simultaneously against all tenants under the Severance Subleases; provided, however, that Landlord’s rights and remedies hereunder in respect of Tenant shall not be decreased or in any other way impaired, and Landlord shall not be prevented from doing so by reason of any bar (by automatic stay or court order) by reason of or in connection with the bankruptcy or insolvency of any other tenant under a Severance Sublease or proceedings in respect thereof.

ARTICLE XV
LANDLORD’S RIGHT TO PERFORM

Section 15.1  Right to Perform. If Tenant shall fail to pay any Imposition or Charges or make any other payment required to be made under this Lease or shall default in the performance of any other Obligations of Tenant herein contained, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account and at the expense of Tenant, (a) immediately and without notice in the case of any failure to pay any Imposition or any other amount due a third party, if such failure would result in the creation of a lien on the Demised Premises and/or the Common Elements or any part thereof or any loss or impairment of Landlord’s estate hereunder or in and to the Demised Premises and/or the Common Elements, or in the case of any failure to perform any of Tenant’s Obligations hereunder which creates an imminent threat to public health or safety, or (b) in any other case, only after (i) Landlord shall have notified Tenant once of such default or failure and Tenant shall have failed to make such payment or remedy such default within the applicable grace period under this Lease, and (ii) Landlord shall have notified Tenant a second time and Tenant shall have failed to make such payment or remedy such default within ten (10) Business Days following such second notice; provided, however, with respect to any default covered by clause (b) above, Landlord shall not be entitled to remedy the same if and for so long as Tenant has commenced and thereafter diligently and with continuity prosecutes to completion all steps necessary to remedy such default. In furtherance of its rights hereunder, in the event of an imminent threat to human life or safety, Landlord shall have the right to enter upon the Demised Premises and/or the Common Elements in accordance with Section 23.2 hereof, including for the purpose of making repairs or performing work required of Tenant hereunder. The limitations imposed by the foregoing provisions of this Section 15.1 on Landlord’s right to remedy Tenant’s defaults shall not apply to Landlord’s rights to remedy Tenant’s failures under the last paragraphs of Sections 7.3(a) and (b) hereof. Bills for any expenses incurred by Landlord in connection therewith, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including counsel fees, involved in collecting or endeavoring to collect any Charges or other sums due hereunder, or any part thereof, or involved in enforcing or endeavoring to enforce any right against Tenant under or in connection with this Lease, any Sublease or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be, by Landlord to Tenant, with respect to the Demised Premises and/or the Common Elements or equipment used in connection therewith (together with interest at the Interest Rate, from the respective dates of Landlord’s making of each such payment or incurring of each such cost or expense), may be sent by Landlord to Tenant monthly, or immediately, at Landlord’s option, and shall be due and payable in accordance with the terms of said bills (or, in the case of payments to reimburse Landlord, within twenty-three (23) Business Days of demand) and if not paid when due the amount thereof shall immediately become due and payable as additional rent under this Lease. The Obligations of Tenant to pay such bills or to reimburse Landlord under this Section 15.1 shall survive the expiration or earlier termination of this Lease.

Section 15.2  Additional Remedies. The mention herein of any particular remedy shall not preclude either party hereunder from any other remedy it might have either in law or in equity. Any right or remedy of such party in this Lease specified and any other right or remedy that such party may have at law, in equity or otherwise, upon breach of any of the other party’s Obligations hereunder shall be distinct, separate and cumulative rights or remedies, and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other.

Section 15.3  Strict Performance. No failure by either party to insist upon the other party’s strict performance of any covenant, agreement, term or condition of this Lease, or the failure of Landlord to exercise any right or remedy available to Landlord by reason of a Default or Event of Default, or the failure of Tenant to exercise any right or remedy available to Tenant by reason of Landlord’s default, and no payment or acceptance of full or partial Charges during the continuance of any Default or Event of Default, constitutes a waiver of any such Default or Event of Default or of either party’s right to strict performance of such covenant, agreement, term or condition.

Section 15.4  Right to Enjoin Defaults or Threatened Defaults. In the event of any breach or threatened breach by either party of any of the covenants, agreements, terms or conditions contained in this Lease, the other party shall be entitled to bring an action to enjoin such breach or threatened breach or to compel specific performance of any covenant, agreement, term or condition herein, which right shall be cumulative with such party’s other rights and remedies.

ARTICLE XVI
ARBITRATION

Section 16.1  Generally. Unless otherwise expressly permitted hereunder, all disputes hereunder to be resolved by arbitration shall be resolved in accordance with this Article XVI.

Section 16.2  Standard Arbitration. (a) If either party hereto desires to invoke the arbitration procedure set forth in this Section 16.2, the party invoking the arbitration procedure shall give a notice (the “Arbitration Notice”) to the other party stating that the party sending the Arbitration Notice desires to meet within seven (7) Business Days to attempt to agree on a single arbitrator (the “Arbitrator”) to determine the question at issue. The Arbitrator appointed shall be competent, qualified by training and experience, disinterested and independent, and an individual having not less than ten (10) years experience relating to commercial real estate in New York City. If the parties hereto have not agreed on the Arbitrator within ten (10) Business Days after the giving of the Arbitration Notice, then either party hereto, on behalf of both, may apply to the New York City office of the American Arbitration Association or any organization which is the successor thereto (the “AAA”) for appointment of the Arbitrator, or, if the AAA shall not then exist or shall fail, refuse or be unable to act such that the Arbitrator is not appointed by the AAA within twenty-three (23) Business Days after application therefor, then either party may apply to the presiding Justice of the Appellate Division of the Supreme Court of the State of New York, First Department (the “Court”), for the appointment of the Arbitrator and the other party shall not raise any question as to the Court’s full power and jurisdiction to entertain the application and make the appointment. The date on which the Arbitrator is appointed by the agreement of the parties, by appointment by the AAA or by appointment by such court is referred to herein as the “Appointment Date”. If any Arbitrator appointed hereunder shall be unwilling or unable, for any reason, to serve, or continue to serve, a replacement Arbitrator shall be appointed in the same manner as the original Arbitrator.

(b)    The arbitration shall be conducted in accordance with the then prevailing commercial arbitration rules of the AAA, modified as follows:

(i)            To the extent that the New York State Civil Practice and Law Rules (the “CPLR”), or any successor statute, imposes requirements different from those of the AAA in order for the decision of the Arbitrator to be enforceable in the courts of the State of New York, such requirements shall be complied with in the arbitration.

(ii)           Before hearing any testimony or receiving any evidence, the Arbitrator shall be sworn by an officer authorized to administer an oath to hear and decide the controversy faithfully and fairly and a written copy thereof shall be delivered to Landlord and Tenant.

(iii)          Within twenty-three (23) Business Days after the Appointment Date, the parties hereto shall deliver to the Arbitrator two (2) copies of their respective written determinations of the appropriate resolution of the issue in question (each, a “Determination”), together with such affidavits, appraisals, reports and other written evidence relating thereto as the submitting party deems appropriate. After the submission of any Determination, the submitting party may not make any additions to or deletions from, or otherwise change, such Determination or the affidavits, appraisals, reports and other written evidence delivered therewith. If either party fails to so deliver its Determination within such time period, such party shall be deemed to have irrevocably waived its right to deliver a Determination and the Arbitrator, without holding a hearing, shall accept the Determination of the submitting party as the appropriate resolution of the issue in question. If each party submits a Determination with respect to the appropriate resolution of the issue in question, within the thirty-day period described above, the Arbitrator shall, promptly after its receipt of the second Determination, deliver a copy of each party’s Determination to the other party.

(iv)          Not more than twenty-three (23) Business Days after the earlier to occur of (A) the expiration of the thirty-day period provided for in clause (iii) above or (B) the Arbitrator’s receipt of both of the Determinations from the parties (such earlier date is referred to herein as the “Submission Date”), and upon not less than seven (7) Business Days’ notice to the parties, the Arbitrator may hold one or more hearings with respect to the determination of the appropriate resolution of the issue in question. The hearings shall be held in the Borough of Manhattan at such location and time as shall be specified by the Arbitrator. Each of the parties shall be entitled to present all relevant evidence and to cross-examine witnesses at the hearings. The Arbitrator shall have the authority to adjourn any hearing to such later date as the Arbitrator shall specify, provided that in all events all hearings with respect to the determination of the appropriate resolution of the issue in question shall be concluded not later than sixty (60) days after the Submission Date.

(v)           The Arbitrator shall be instructed, and shall be empowered only, to select one of the Determinations which the Arbitrator believes is the more appropriate resolution of the issue at hand. Without limiting the generality of the foregoing, in rendering her or his decision, the Arbitrator shall not add to, subtract from, or otherwise modify the provisions of this Lease or either of the Determinations.

(vi)          The Arbitrator shall render his or her determination as to the selection of a Determination in a signed and acknowledged written instrument, original counterparts of which shall be sent simultaneously to the parties hereto, within seven (7) Business Days after the earlier to occur of (A) his or her determination of the appropriate resolution of the issue in question pursuant to clause (iii) above or (B) the conclusion of the hearing(s) referred to in clause (iv) of this subsection.

(c)    The arbitration decision, determined as provided in this Section 16.2, shall be conclusive and binding on the parties, shall constitute an “award” by the Arbitrator within the meaning of the AAA rules and applicable law and judgment may be entered thereon in any court of competent jurisdiction.

(d)    Each party shall pay its own fees and expenses relating to the arbitration described herein (including, without limitation, the fees and expenses of its counsel and of experts and witnesses retained or called by it). Each party shall pay one-half of the fees and expenses of the AAA and of the Arbitrator; provided that if either party fails to submit a Determination within the period provided therefor, such non-submitting party shall pay all of such fees and expenses.

(e)    Time shall be of the essence as to all obligations of Landlord and Tenant set forth in this Section 16.2.

Section 16.3  Expedited Arbitration. (a) If either party hereto desires to invoke the arbitration procedure set forth in this Section 16.3, the party invoking the arbitration procedure shall give an Arbitration Notice to the other party stating that the party sending the Arbitration Notice desires to meet within three (3) Business Days to attempt to agree on an Arbitrator to determine the question at issue. The Arbitrator appointed shall be competent, qualified by training and experience, disinterested and independent, and an individual having not less than ten (10) years experience relating to commercial real estate in New York City. If the parties hereto have not agreed on the Arbitrator within three (3) Business Days after the giving of the Arbitration Notice, then either party hereto, on behalf of both, may apply to the AAA for appointment of the Arbitrator, or, if the AAA shall not then exist or shall fail, refuse or be unable to act such that the Arbitrator is not appointed by the AAA within twenty (20) Business Days after application therefor, then either party may apply to the Court, for the appointment of the Arbitrator and the other party shall not raise any question as to the Court’s full power and jurisdiction to entertain the application and make the appointment. The date on which the Arbitrator is appointed by the agreement of the parties, by appointment by the AAA or by appointment by such court is referred to herein as the “Appointment Date”. If any Arbitrator appointed hereunder shall be unwilling or unable, for any reason, to serve, or continue to serve, a replacement Arbitrator shall be appointed in the same manner as the original Arbitrator.

(b)    The arbitration shall be conducted in accordance with the then prevailing commercial arbitration rules of the AAA for expedited arbitration, modified as follows:

(i)            To the extent that the CPLR, or any successor statute, imposes requirements different from those of the AAA in order for the decision of the Arbitrator to be enforceable in the courts of the State of New York, such requirements shall be complied with in the arbitration.

(ii)           Before hearing any testimony or receiving any evidence, the Arbitrator shall be sworn by an officer authorized to administer an oath to hear and decide the controversy faithfully and fairly and a written copy thereof shall be delivered to Landlord and Tenant.

(iii)          Within ten (10) Business Days after the Appointment Date, the parties hereto shall deliver to the Arbitrator two (2) copies of their respective Determinations, together with such affidavits, appraisals, reports and other written evidence relating thereto as the submitting party deems appropriate. Such ten Business-Day period may not be extended by the Arbitrator. After the submission of any Determination, the submitting party may not make any additions to or deletions from, or otherwise change, such Determination or the affidavits, appraisals, reports and other written evidence delivered therewith. If either party fails to so deliver its Determination within such time period, such party shall be deemed to have irrevocably waived its right to deliver a Determination and the Arbitrator, without holding a hearing, shall accept the Determination of the submitting party as the appropriate resolution of the issue in question. If each party submits a Determination with respect to the appropriate resolution of the issue in question, within the ten Business-Day period described above, the

Arbitrator shall, promptly after its receipt of the second Determination, deliver a copy of each party’s Determination to the other party.

(iv)          Not more than ten (10) Business Days after the earlier to occur of (A) the expiration of the ten Business-Day period provided for in clause (iii) above or (B) the Submission Date, and upon not less than three (3) Business Days’ notice to the parties, the Arbitrator may hold one hearing with respect to the determination of the appropriate resolution of the issue in question. The hearing shall be held in the Borough of Manhattan at such location and time as shall be specified by the Arbitrator. Each of the parties shall be entitled to present all relevant evidence and to cross-examine witnesses at the hearing. The Arbitrator shall have the authority to adjourn any hearing to such later date as the Arbitrator shall specify, provided that in all events all hearings with respect to the determination of the appropriate resolution of the issue in question shall be concluded not later than thirty (30) days after the Submission Date.

(v)           The Arbitrator shall be instructed, and shall be empowered only, to select one of the Determinations which the Arbitrator believes is the more appropriate resolution of the issue at hand. Without limiting the generality of the foregoing, in rendering her or his decision, the Arbitrator shall not add to, subtract from, or otherwise modify the provisions of this Lease or either of the Determinations.

(vi)          The Arbitrator shall render his or her determination as to the selection of a Determination in a signed and acknowledged written instrument, original counterparts of which shall be sent simultaneously to the parties hereto, within three (3) Business Days after the earlier to occur of (A) his or her determination of the appropriate resolution of the issue in question pursuant to clause (iii) above or (B) the conclusion of the hearing(s) referred to in clause (iv) of this subsection.

(c)    The arbitration decision, determined as provided in this Section 16.3, shall be conclusive and binding on the parties, shall constitute an “award” by the Arbitrator within the meaning of the AAA rules and applicable law and judgment may be entered thereon in any court of competent jurisdiction.

(d)    Each party shall pay its own fees and expenses relating to the arbitration described herein (including, without limitation, the fees and expenses of its counsel and of experts and witnesses retained or called by it). Each party shall pay one-half of the fees and expenses of the AAA and of the Arbitrator; provided that if either party fails to submit a Determination within the period provided therefor, such non-submitting party shall pay all of such fees and expenses.

(e)    Time shall be of the essence as to all obligations of Landlord and Tenant set forth in this Section 16.3.

Section 16.4  Single Arbitration. The parties hereto acknowledge that the scope and requirements of certain obligations under each Severance Sublease may result in a dispute, governed by Article XVI of each applicable Severance Sublease, between Landlord and the tenants under more than one Severance Sublease. The parties hereto agree that: (a) Landlord may join Tenant as a party to an arbitration proceeding initially commenced in respect of another

Severance Sublease (and Tenant expressly submits to such joining and waives any rights it might have to dispute such joining) if the failure to so join would materially and adversely affect the Public Parties’ administration of the Severance Subleases, would result in the need for duplicative proceedings to resolve the same matter or could result in conflicting determinations with respect to Common Elements; (b) Landlord may join other tenants under Severance Subleases to an arbitration proceeding initially commenced in respect of Tenant (and Tenant expressly submits to such joining and waives any rights it might have to dispute such joining) if the failure to so join would materially and adversely affect the Public Parties’ administration of the Severance Subleases, would result in the need for duplicative proceedings to resolve the same matter or could result in conflicting determinations with respect to Common Elements; and (c) Tenant may join any arbitration initiated between Landlord and any other tenant under a Severance Sublease (and Landlord expressly submits to such joining and waives any rights it might have to dispute such joining). Moreover, in the event that Tenant joins or is joined in any arbitration preceding described in this Section 16.4, Tenant agrees that Tenant shall: (i) not initiate (or attempt to initiate) a separate arbitration or other action, whether hereunder or otherwise, in respect of the same dispute; (ii) make any decision or proposal required of Tenant under this Article XVI solely in concert with any other tenants under Severance Subleases so joined if the failure to so act in concert would materially and adversely affect the Public Parties’ administration of the Severance Subleases, would result in the need for duplicative proceedings to resolve the same matter or could result in conflicting determinations with respect to the Common Elements; and (iii) comply with any decision rendered by the arbitrator pursuant to such arbitration, regardless of whether Tenant fails to participate in the arbitration proceeding.

ARTICLE XVII
INDEMNITY; LIMITATION ON LIABILITY

Section 17.1  Indemnification by Tenant. To the fullest extent permitted by law, Tenant shall indemnify Landlord and the Public Parties for, and hold Landlord and all of the Public Parties harmless from and against, any and all claims that may be imposed upon or incurred by or asserted against Landlord or any of the Public Parties by reason of any of the following, (x) except with respect to (i) actions taken or claimed to have been taken by, or on behalf of, Landlord with respect to all or any portion of the Property prior to the Delivery Date, (ii) the physical condition, prior to the Delivery Date, of any Improvements existing on the Land prior to the Delivery Date, (iii) any claims for compensation by condemnees as a result of the Condemnation or (iv) any claims by third parties that relate to the Property and which arose prior to the Delivery Date, or (y) unless caused by the gross negligence or intentionally tortious acts of Landlord, the Public Parties or their respective agents or employees, or by the actions of Landlord, the Public Parties, or their respective agents or employees in its or their governmental capacity:

(a)    any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Demised Premises and/or the Common Elements or as a result of any act or omission occurring on or with respect to the Property or any other matter or thing arising out of the use, repair, maintenance, operation or occupation of the Demised Premises and/or the Common Elements, or the use, repair, maintenance, operation and occupation by Tenant of the streets, sidewalks or service roads, as applicable, adjacent thereto;

(b)    performance of any Alterations or act done in, on or about the Demised Premises and/or the Common Elements or any part thereof;

(c)    any lien or claim that may be alleged to have arisen against or on the Demised Premises and/or the Common Elements, or any lien or claim created or permitted by Tenant or any Subtenant or any of its or their officers, agents, contractors, servants, employees, licensees or invitees against any assets of, or funds appropriated to, Landlord;

(d)    any claim for brokerage commissions, fees or other compensation by any person who alleges to have acted or dealt with Tenant in connection with this Lease or the transactions contemplated by this Lease or any Transfers;

(e)    any failure on the part of Tenant to perform or comply with any of Tenant’s Obligations;

(f)     any failure or alleged failure on the part of Tenant or a Related Entity to perform or comply with any agreement between Tenant or a Related Entity and a third party; and

(g)    any claim that Landlord is in default of any obligations under the Condominium Documents.

Notwithstanding the above, Tenant shall have no duty to indemnify Landlord or any of the Public Parties from such Claims to the extent such Claims (1) arise from a failure or alleged failure on the part of Landlord to perform or comply with any agreement between Landlord and a third party not covered by this Lease, or (2) in respect of Sections 17.1(a) and 17.1(b) hereof, arise prior to the Delivery Date (provided, however, the limitation contained in this clause (2) shall not apply to the extent such Claims are based on Tenant’s negligence, willful misconduct, alleged violation of Legal Requirements or failure to comply with the terms of this Lease).

Section 17.2  Indemnification Generally.

(a)    Indemnified Parties. Wherever in this Lease a party shall be obligated to indemnify the other party, then such party shall indemnify, defend and hold harmless the other party and its respective commissioners, members, directors, officers, agents, employees, partners and/or shareholders (collectively, the “Indemnified Parties”), to the full extent lawful, from and against all Claims which shall be paid, incurred, related to or arising from the indemnified matter. The foregoing indemnification shall be in addition to any liability which such party may otherwise have. If indemnification were for any reason not to be available with respect to any matter, the indemnifying party shall contribute to the settlement, loss or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Parties, on the other hand, as well as any other relevant equitable considerations.

(b)    Proceedings. The indemnifying party under this Lease shall defend the applicable Indemnified Party with counsel reasonably satisfactory to such Indemnified Party (unless the indemnified Claim is covered by insurance, in which event counsel shall be attorneys for, or approved by, the insurance carrier), shall keep the Indemnified Party apprised of all legal proceedings and shall not enter into any settlement without the Indemnified Party’s prior written consent, which shall not be unreasonably withheld. Promptly after receipt by the Indemnified Party of notice of any claim or the commencement of any action or proceeding covered by the indemnity pursuant to this Section 17.2, the Indemnified Party shall notify the indemnifying party in writing of such claim or the commencement of such action or proceeding.

(c)    Payment of Costs. Tenant’s Obligations with respect to any matter under this Lease as to which Tenant is indemnifying Landlord shall not be affected in any way by the absence of insurance coverage, the amount of any deductible, or by the failure or refusal of any insurance carrier to perform an obligation on its part under insurance policies procured by or on behalf of Tenant. Any amounts that become payable by Tenant to Landlord under this Lease with respect to any such matter and that are not paid within ten (10) Business Days after demand therefor following payment of such amounts by Landlord shall bear interest at the Interest Rate from the date of such payment by Landlord.

Section 17.3  Recourse Only to Landlord’s Estate in the Demised Premises and the Common Elements. Notwithstanding anything to the contrary contained herein, in the event of any default by Landlord hereunder, Tenant shall look only to Landlord’s estate in the Demised Premises and Tenant’s undivided interest in the Common Elements (or the proceeds thereof), and no other property or assets of Landlord or its agents, officers, directors, shareholders, partners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law or Tenant’s use or occupancy of the Demised Premises and the Common Elements or any other liability of

Landlord to Tenant. Tenant in any event hereby waives any right to collect from Landlord any indirect, consequential, special or punitive damages whatsoever, whether or not Landlord was or should have been aware of the probability or magnitude of such damages, unless a court of competent jurisdiction finally determines that Landlord has acted in bad faith in respect of the claim made against Landlord. Tenant’s foregoing waiver constitutes a material inducement to Landlord to enter into the Project Documents.

Section 17.4  Recourse Only to Tenant’s Estate in the Demised Premises and the Common Elements. Notwithstanding anything to the contrary contained herein, Landlord shall look only to Tenant’s interest in the Demised Premises and the Common Elements (or the proceeds thereof) and any funds held by the Depositary pursuant to the terms of this Lease, in the event of the occurrence of any Event of Default by Tenant hereunder, and no other property or assets of Tenant or its Principals shall be subject to levy, execution or other enforcement procedure for the satisfaction of Landlord’s remedies under or with respect to this Lease. The foregoing limitation on liability against other property and assets of Tenant shall not be applicable to:

(a)    loss or damage suffered by Landlord to the extent of any insurance proceeds, Adjusted Gross Revenues, rents, condemnation awards, security deposits, downpayments or trust funds applied by Tenant or its Principals in violation of applicable law or the provisions of this Lease or loss or damage suffered by Landlord on account of any criminal acts, fraud or intentional misrepresentation by Tenant or its Principals;

(b)    any loss from damage to the Demised Premises, the Common Elements or Tenant Subway Improvements resulting from intentional waste, the willful destruction, willful damage by or on behalf of Tenant to the Core and Shell or Tenant Subway Improvements;

(c)    the cost of remediation or removal of Hazardous Materials and reasonable attorney fees and disbursements and other professional fees incurred by Landlord in connection with any matter under Section 7.8 hereof;

(d)    any loss or damage suffered by Landlord in connection with any claim by Tenant that the relationship of Tenant and Landlord is that of joint venturers or any other relationship other than that of landlord and tenant;

(e)    any loss or damage suffered by Landlord arising from a Transfer by Tenant to any Prohibited Person;

(f)     loss, damage or liability in connection with the Demised Premises and/or the Common Elements to the extent such loss, damage or liability would have been covered by insurance if Tenant had maintained the insurance policies required to be maintained hereunder by Tenant; or

(g)    Charges accruing after an Event of Default and before any termination of this Lease by reason of the use or occupancy by Tenant prior to reentry by Landlord.

Notwithstanding anything to the contrary in the foregoing, Landlord shall not have recourse to the assets or property of any Principal of Tenant that is an individual for satisfaction of any claim under this Lease.

Section 17.5  Survival. The provisions of this Article XVII shall survive the expiration or earlier termination of this Lease.

ARTICLE XVIII
QUIET ENJOYMENT; TRANSFER OF LANDLORD’S INTEREST

Section 18.1  Quiet Enjoyment. Landlord covenants that if and so long as Tenant duly keeps and performs each and every Obligation of Tenant hereunder, Tenant shall quietly enjoy the Demised Premises and its undivided interest in the Common Elements without hindrance or molestation by Landlord, subject to the covenants, agreements, terms, provisions and conditions of this Lease.

Section 18.2  Transfer of Landlord’s Interest. Except as set forth in this Section 18.2, Landlord shall not convey or assign its interest or estate in this Lease, the Property, or any portion thereof, to a third party, other than, after the Lease Assignment Date, its right to receive any amounts payable to Landlord hereunder, and as permitted in Sections 1.01 and 10.09 of the Site 8 South Project Agreement. Landlord may transfer its interest in the Demised Premises and this Lease to any Government Authority; provided, however, that no assignment or transfer permitted hereunder shall result in a decrease (other than to a de minimis extent) in any of Tenant’s or Tenant’s Related Entities’ rights or benefits under any of the Project Documents or IDA Project Agreement or an increase (other than to a de minimis extent) in Tenant’s or its Related Entities’ obligations, liabilities or costs under any of the Project Documents or IDA Project Agreement. It is expressly understood and agreed that “Landlord”, as used in this Lease, means only the owner for the time being of the Demised Premises and this Lease, and in the event of the sale, assignment or transfer by such owner of its or their interest in the Demised Premises and this Lease and in this Lease, such owner shall thereupon be released and discharged from all of Landlord’s Obligations thereafter accruing; but such Obligations shall be binding upon each new owner of the Demised Premises and this Lease.

ARTICLE XIX
WAIVER OF JURY TRIAL; COUNTERCLAIMS

Section 19.1  Waiver of Jury Trial. The parties hereto waive a trial by jury of any and all issues arising in any action or proceeding between them or their successors or assigns under or connected with this Lease or any of its provisions or any negotiations in connection therewith or Tenant’s use or occupancy of the Demised Premises and the Common Elements, except when such action or proceeding arises from personal injury suffered on or resulting from the Demised Premises and the Common Elements.

Section 19.2  No Counterclaims. Tenant shall not interpose any counterclaims in a summary proceeding or in any action based on nonpayment by Tenant of Charges other than compulsory counterclaims.

Section 19.3  Survival. The provisions of this Article XIX shall survive the expiration or earlier termination of this Lease.

ARTICLE XX
NOTICES

Section 20.1  Notices. Each written notice, demand, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given and received (a) if personally delivered with proof of delivery thereof (any notice or communication so delivered being deemed to have been received at the time delivered on a Business Day or, if not a Business Day, the next succeeding Business Day), or (b) by nationally recognized overnight courier (any notice or communication so sent being deemed to have been received on the first succeeding Business Day subsequent to the day so sent), addressed to the respective parties as follows:

(a)                                                             if to Landlord:

The New York Times Company

229 West 43rd Street

New York, New York 10036

Attention: General Counsel

and

c/o Forest City Ratner Companies

One Metro Tech Center, North

Brooklyn, New York 11201

Attention: General Counsel

and

INGREDUS Site 8 South LLC

c/o Clarion Partners

335 Madison Avenue

New York, New York 10017

Attn: Mr. Charles Grossman

with copies to:

(i)                       The New York Times Company
229 West 43rd Street
New York, New York 10036
Attention: Director of Real Estate

(ii)                    Swidler Berlin Shereff Friedman LLP
Chrysler Building
405 Lexington Avenue
New York, New York 10174
Attention: Martin D. Polevoy, Esq.

(iii)                 Kelley Drye & Warren LLP
101 Park Avenue
New York, New York 10178
Attention: James J. Kirk, Esq.

(iv)                42nd St. Development Project, Inc.
633 Third Avenue, 33rd floor
New York, New York 10017
Attention: President

(v)                   New York City Economic Development Corporation
110 William Street
New York, New York 10038
Attention: President

(vi)                New York City Law Department
100 Church Street
New York, New York 10007
Attention: Chief, Economic Development Division

(vii)             Shearman & Sterling
599 Lexington Avenue
New York, New York 10022-6069
Attention: Chris M. Smith, Esq. (3578/13)

(viii)          Pillsbury Winthrop LLP
One Battery Park Plaza
New York, New York 10004
Attention: Max Friedman, Esq.

(ix)                  New York State Urban Development Corporation
d/b/a Empire State Development Corporation
633 Third Avenue
New York, New York 10017
Attention: 42nd Street Development Project, Inc.

(x)                     INGREDUS Site 8 South LLC
c/o Clarion Partners
601 13th Street, N.W.
Suite 450 North
Washington, DC 20005
Attn: Mr. Martin Standiford

(xi)                  Skadden Arps Slate Meagher & Flom LLP
Four Time Square
New York, New York 10036
Attn: Benjamin F. Needell, Esq.

(b)                    if to Tenant:

NYT Real Estate Company LLC

c/o The New York Times Company
229 West 43rd Street
New York, New York 10036
Attention: General Counsel

with copies to:

(i)                       The New York Times Company
229 West 43rd Street
New York, New York 10036
Attention: Director of Real Estate

(ii)                    Swidler Berlin Shereff Friedman LLP
Chrysler Building
405 Lexington Avenue
New York, New York 10174
Attention: Martin D. Polevoy, Esq.

or to such other address as may be specified by written notice sent in accordance herewith. No notice, demand, request or other communication hereunder shall be effective unless given as aforesaid.

ARTICLE XXI
ESTOPPEL CERTIFICATE

Section 21.1  Certificate of Tenant. Tenant shall, within ten (10) Business Days after notice (which notice may not be given more often than three (3) times in any twelve month period) by Landlord, execute, acknowledge and deliver to Landlord or to any other Person specified by Landlord, a statement in writing (which may be relied upon by such Person or by any other Person designated in such notice) (a) certifying (i) that this Lease is unmodified and in full force and effect (or if there are modifications, that this Lease, as modified, is in full force and effect, stating the date of each such modification and providing a copy thereof, if requested), and (ii) the date to which each item of Charges payable by Tenant hereunder has been paid, and (b) stating (i) whether, to the best knowledge of Tenant, any event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default by Landlord in the performance of any covenant, agreement, obligation or condition contained in this Lease, and (ii) whether, to the best knowledge of Tenant, Landlord is in default in performance of any covenant, agreement, obligation or condition contained in this Lease, and, if so, specifying in detail each such default.

Section 21.2  Certificate of Landlord. Landlord shall, within ten (10) Business Days after notice (which notice may not be given more often than three (3) times in any twelve-month period) by Tenant or any Recognized Mortgagee, execute, acknowledge and deliver to Tenant or any Recognized Mortgagee, or such other Person designated by Tenant or such Recognized Mortgagee in such notice, a statement in writing (which may be relied upon by such Person and by current and prospective Recognized Mortgagees, Subtenants and Assignees (other than Prohibited Persons)): (a) certifying (i) that this Lease is unmodified and in full force and effect (or if there are modifications, that this Lease, as modified, is in full force and effect, stating the date of each such modification and providing a copy thereof, if requested), and (ii) the date to which each item of Charges payable by Tenant hereunder to Landlord has been paid; and (b) stating (i) whether, to the best knowledge of Landlord, an Event of Default has occurred or any event has occurred that, with the giving of notice or the passage of time, or both, would constitute an Event of Default and (ii) whether, to the best knowledge of Landlord, a Default has occurred in Tenant’s performance of any covenant, agreement, obligation or condition contained in this Lease, and, if so, specifying, in detail, each such Default or Event of Default.

Section 21.3  Construction Certificate. [INTENTIONALLY OMITTED]

ARTICLE XXII
SEVERABILITY

Section 22.1  Severability. If any term or provision of this Lease or the application thereof to any Person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE XXIII
END OF TERM; TITLE TO IMPROVEMENTS

Section 23.1  Surrender

(a)    Upon the expiration or earlier termination of this Lease other than by virtue of Tenant’s exercise of the Purchase Option, or upon the re-entry of Landlord upon the Demised Premises pursuant to Section 23.2 hereof, Tenant shall, without any payment to or allowance by Landlord whatsoever, peaceably and quietly leave, surrender and deliver unto Landlord the Demised Premises, the Common Elements and any Improvements and Equipment constructed therein or located thereon from time to time, in good order, condition and repair, reasonable wear and tear excepted, free and clear of (i) all lettings and occupancies, other than Subleases expiring after the Expiration Date with respect to which Landlord has entered into a Nondisturbance Agreement, and (ii) all agreements, easements, encumbrances or other liens, other than the Permitted Encumbrances and those created or consented to in writing by Landlord. If the Demised Premises and the Common Elements is not so surrendered at the end of this Lease, Tenant shall compensate Landlord for all damages which Landlord shall suffer by reason thereof (but excluding consequential damages), and shall indemnify Landlord from and against all Claims resulting from or arising in connection with Tenant’s failure to surrender the Demised Premises and the Common Elements, including any Claim made by any succeeding tenant against Landlord founded upon delay by Landlord in delivering possession of the Demised Premises and the Common Elements to such succeeding tenant, so far as such delay is occasioned by the failure of Tenant to surrender the Demised Premises and the Common Elements. Notwithstanding anything to the contrary contained in this Lease, upon the expiration or earlier termination of this Lease other than by virtue of Tenant’s exercise of the Purchase Option, Tenant shall not be obligated to remove Equipment or to restore the Demised Premises and the Common Elements to its condition prior to any Alterations, but Tenant shall, upon Landlord’s request, be required to remove any personal property of Tenant or any Subtenant, and any Subtenant shall be entitled to remove any Improvement or Equipment made or installed by or on behalf of such Subtenant (other than a Subtenant that is a Related Entity of Tenant) as long as after such removal all elements of the Demised Premise and the Common Elements (1) remain in working order, condition and good repair, reasonable wear and tear excepted and (2) continues to provide all necessary services to the Improvements.

(b)    In the event of any surrender in accordance with Section 23.1(a) hereof, Tenant shall deliver to Landlord (i) Tenant’s executed counterparts of all Subleases (if applicable) and any management, service and maintenance contracts then affecting the Demised Premises or the Common Elements, nothing herein implying that any such Subleases or other agreements may encumber the Demised Premises or the Common Elements after the Expiration Date, (ii) complete maintenance records for the Demised Premises or the Common Elements, (iii) all original licenses and permits then pertaining to the Demised Premises or the Common Elements to the extent in Tenant’s possession or otherwise available, or if such originals are not in Tenant’s possession or available, true and complete copies thereof certified by a Qualified Certifying Party of Tenant, (iv) permanent or temporary certificates of occupancy then in effect for the Improvements (and transfer documents relating thereto), (v) all warranties and guaranties then in effect which Tenant has received in connection with any work or services performed or Equipment installed in the Improvements, (vi) all financial reports, books and records required by this Lease and any and all other documents of every kind and nature whatsoever relating to the operation of the Demised Premises or the Common Elements, to the extent in Tenant’s possession or otherwise obtainable by Tenant upon request, and (vii) all keys to the Demised Premises or the Common Elements.

(c)    In the event this Lease terminates prior to the Scheduled Expiration Date, Tenant shall execute and deliver to Landlord such instruments of surrender, assignment and transfer, as the case may be, as Landlord may deem reasonably necessary to evidence the same pursuant to Section 23.1(b) hereof.

(d)    Except as otherwise provided in Sections 5.2 and 14.3(f) hereof, any funds held by Depositary, including any Restoration Funds that shall not have been applied to Restoration, any other Restoration Funds then being held by Tenant, and any other insurance proceeds or condemnation awards then payable in respect of a Casualty or condemnation (net, to the extent not otherwise deducted, of reasonable, actual out-of-pocket costs of collection, if any, incurred by Tenant), shall be paid to Landlord free and clear of any claim by Tenant, or any Person claiming by, under or through Tenant, subject, however, to the rights, if any, of any Recognized Mortgagee or Subtenant with which Landlord has entered into a Recognized Mortgage or Nondisturbance Agreement, as applicable. By executing this Lease, Tenant shall be deemed to have agreed, subject, however, to the rights, if any, of any Subtenant with which Landlord has entered into a Nondisturbance Agreement, to assign all proceeds and awards, and the right to receive the same, to Landlord effective as of the Expiration Date, and Tenant shall, at Landlord’s request, execute and deliver to Landlord such instruments of assignment as Landlord may request (in form reasonably satisfactory to Landlord) to evidence such assignment. The execution and delivery of such instruments, however, shall not be required to effect the assignment of such proceeds or awards to Landlord.

(e)    The provisions of this Section 23.1 shall survive the expiration or earlier termination of this Lease.

Section 23.2  Re-Entry. From and after any date upon which Landlord shall be entitled to give a Termination Notice, Landlord may, without further notice, enter upon, re-enter, possess and repossess itself of the Demised Premises and the Common Elements, by force, summary proceedings, ejectment or otherwise, and may dispossess and remove Tenant and all other persons and property from the Demised Premises and the Common Elements and may have, hold and enjoy the Demised Premises and the Common Elements and the right to receive all rental and other income of and from the same. As used in this Lease the words “enter” and “re-enter” are not restricted to their technical legal meanings.

Section 23.3  Removal of Property. Any personal property of Tenant, any Manager or any Subtenant which shall remain on or in the Demised Premises or the Common Elements after the Expiration Date and the removal of Tenant and such Subtenant from the Demised Premises or the Common Elements, may, at the option of Landlord, after thirty (30) days prior Notice to Tenant from Landlord, be deemed to have been abandoned by Tenant, such Manager or such Subtenant and may either be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit. However, Landlord shall also have the right to require Tenant to remove any such personal property of Tenant, such

Manager or such Subtenant at any such time at Tenant’s own cost and expense, provided that Landlord shall give Tenant at least thirty (30) days prior written notice requesting the removal of any such personal property of Tenant, such Manager or such Subtenant from the Demised Premises and the Common Elements. From and after the Expiration Date, Landlord shall not be responsible for any loss or damage occurring to any property owned by Tenant, such Manager or any Subtenant.

Section 23.4  Title to Improvements. Title to the Improvements within the Demised Premises and the Common Elements, shall remain, and immediately upon erection or installation thereof on the Land shall become, the property of Landlord.

ARTICLE XXIV
COVENANTS BINDING

Section 24.1  Covenants Binding. The covenants, agreements, terms, provisions and conditions of this Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and, except as otherwise provided herein, the successors and assigns of Tenant.

ARTICLE XXV
ENTIRE AGREEMENT; NO WAIVER

Section 25.1  Entire Agreement. This Lease and the Project Documents contain all the covenants, representations, warranties and conditions made by or between the parties hereto with respect to the subject matter hereof. This Lease may not be (a) changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought or (b) amended in respect of the Common Elements without the consent of the other tenants under the Severance Subleases, as provided for in Article XXIII, Section 4 of the Condominium Declaration. Prior to the Lease Assignment Date, this Lease shall not be modified in any way without the prior written consent of 42DP.

Section 25.2  No Waiver.

(a)    Receipt of Charges. The payment or receipt of any amounts due hereunder from the other party hereto, with knowledge of any breach of this Lease by such other party or of any default on the part of such other party in the observance, performance or compliance with any of such other party’s Obligations shall not be deemed to be a waiver of any of the terms, covenants or conditions of this Lease. In the event that Tenant is in arrears in the payment of any Charges or other sum payable hereunder, Tenant waives Tenant’s right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items Landlord sees fit irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

(b)    Enforcement of Terms. No failure on the part of any party hereunder to enforce any term, covenant or condition herein contained, nor any waiver of any right hereunder by any party hereunder, unless in writing, shall discharge or invalidate such term, covenant or condition, or affect the right of such party to enforce the same in the event of any subsequent breach or default. The consent of Landlord to any act or matter must be in writing and shall apply only with respect to the particular act or matter to which such consent is given and shall not relieve the other party hereunder from the obligation wherever required under this Lease to obtain the consent of such party to any other act or matter. The receipt by Landlord of any Charges or any other sum of money or any other consideration hereunder paid by or on behalf of Tenant after the termination, in any manner, of this Lease, or after the giving by Landlord of any notice hereunder to effect such termination, shall not reinstate, continue or extend the term of this Lease or destroy or in any manner impair the efficacy of any such notice of termination as may have been given hereunder by Landlord to Tenant prior to the receipt of any such sum of money or other consideration, unless so agreed to in writing and signed by Landlord. No act or thing done by Landlord or any employee, agent or representative of Landlord during the term of this Lease shall be deemed to be an acceptance of a surrender of the Condominium Unit, excepting only an agreement in writing signed by Landlord accepting or agreeing to accept such a surrender.

ARTICLE XXVI
NO MERGER

Section 26.1  No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate or any leasehold estate in the Property by reason of the fact that the same person acquires or holds, directly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate as well as the fee estate or any leasehold estate in the Property.

ARTICLE XXVII
ENCUMBRANCES

Section 27.1  Encumbrances. Tenant will not, without the consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion (except in respect of utility or comparable easements necessary for the day-to-day operation of the Demised Premises and the Common Elements, in which case Landlord’s consent shall not be unreasonably withheld), impose any restrictive covenants, liens or encumbrances upon the Demised Premises and the Common Elements or any part thereof. Nothing in the foregoing shall restrict Tenant’s right to encumber the leasehold estate in the Demised Premises and the Common Elements created hereby in accordance with the terms hereof.

ARTICLE XXVIII
CONSENTS; APPROVALS

Section 28.1  Reasonable Standard. Wherever it is specifically provided in this Lease that Landlord’s or Tenant’s consent shall not be unreasonably withheld, Landlord or Tenant, as applicable, must be reasonable in granting its consent and a response to a request for such consent shall not be unreasonably delayed or conditioned. If a request is received in writing by Landlord or Tenant for a consent or approval required under this Lease or for information to which the party making such request shall be entitled, the party receiving such request shall act with reasonable promptness thereon and shall not unreasonably delay notifying the party making such request as to the granting or withholding of such consent or approval or furnishing to such party the information requested. Except where it is specifically provided in this Lease that Landlord’s consent shall not be unreasonably withheld, whenever Landlord’s consent or approval shall be required hereunder for any matter, the decision as to whether or not to consent to or approve the same shall be in the sole discretion of Landlord.

Section 28.2  No Damages. Tenant hereby waives any claim for damages against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent that, pursuant to specific provisions of this Lease, is not to be unreasonably withheld or otherwise to act reasonably in the performance of Landlord’s Obligations, except where Landlord has withheld such consent due to Landlord’s bad faith or in an arbitrary and capricious manner (as determined by a court of competent jurisdiction after all permitted appeals taken). In any such case, Tenant’s sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. Tenant agrees that if Tenant shall request such a consent from Landlord and Landlord shall fail or refuse to give such consent or shall delay the giving of such consent, Tenant shall not be entitled to any damages for such withholding or delay, except where Landlord has withheld such consent due to Landlord’s bad faith or in an arbitrary and capricious manner (as determined by a court of competent jurisdiction after all permitted appeals taken).

Section 28.3  Deemed Consent. (a) Except as set forth in Section 28.3(b) hereof, whenever it is provided in this Lease that Landlord shall respond to Tenant’s request for Landlord’s consent within a specified period of time, Landlord’s consent shall be deemed given if Landlord shall have not responded to such request within such specified period, provided that Tenant’s request shall contain the following notice in bold and capitalized type:

YOUR CONSENT TO THE [DESCRIBE REQUEST] SHALL BE DEEMED GIVEN IF YOU FAIL TO RESPOND TO THIS REQUEST WITHIN [SPECIFIED PERIOD] FROM THE DATE OF YOUR RECEIPT OF THIS NOTICE.

Whenever the period of time for Landlord to respond to Tenant’s request for Landlord’s consent is not specified, such period of time shall be deemed to be twenty-three (23) Business Days from receipt of Tenant’s notice requesting such consent, and Landlord’s consent shall be deemed given if Landlord shall have not responded to such request within such twenty-three Business Day period, provided that Tenant’s request shall contain the aforementioned notice, appropriately modified. The provisions of this Section 28.3(a) shall not apply to consents covered by Section 28.3(b) hereof or to any other provision of this Lease that specifically provides for additional or other conditions for the granting of Landlord’s deemed consent. Notwithstanding anything to the contrary in the foregoing, if within the period specified for Landlord to respond to Tenant’s consent request Landlord makes a reasonable request to Tenant for additional information regarding the subject matter of such consent request, the period of time for Landlord to respond to Tenant’s request shall not commence until Landlord receives the requested information.

(b)    With respect to Tenant’s requests for Landlord’s consents required under Sections 9.5, 9.6 or 13.1 or this Article XXVIII, the following shall apply: Whenever the period of time for Landlord to respond to Tenant’s request for Landlord’s consent is not specified, Tenant’s request for Landlord’s consent shall contain the following notice in bold and capitalized type:

THIS CONSENT REQUEST IS SUBJECT TO THE “DEEMED CONSENT” PROVISIONS OF SECTION 28.3(B) OF THE LEASE.

If Landlord fails to respond to Tenant’s request within twenty-three (23) Business Days from receipt of Tenant’s notice requesting Landlord’s consent, or Landlord fails to make a reasonable request for additional information related thereto within such thirty-day period and thereafter to respond to such request within twenty-three (23) Business Days after written submission of such additional information as Landlord shall have reasonably requested, Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption in bold and capitalized type:

YOUR CONSENT TO THE [DESCRIBE REQUEST] SHALL BE DEEMED GIVEN IF YOU FAIL TO RESPOND TO THIS REQUEST WITHIN FIVE (5) BUSINESS DAYS FROM THE DATE OF YOUR RECEIPT OF THIS NOTICE.

If Landlord fails to grant or deny the requested consent within five (5) Business Days after its receipt of such reminder notice, Landlord’s consent thereof shall be deemed given. Whenever in the above-enumerated provisions of this Lease the period of time for Landlord to respond to Tenant’s request for Landlord’s consent is specified, the foregoing provisions of this Section 28.3(b) shall apply, except that all references above to twenty-three (23) Business Days shall be replaced by the period of time so specified.

ARTICLE XXIX
NON-DISCRIMINATION AND AFFIRMATIVE ACTION

Section 29.1  Incorporation by Reference. To the extent it pertains to the Common Elements and to the Demised Premises, the provisions set forth on Exhibit O attached hereto are incorporated herein as if fully set forth herein.

ARTICLE XXX
REPRESENTATIONS, WARRANTIES AND COVENANTS, AND OTHER AGREEMENTS

Section 30.1  Representations and Warranties.

(a)    Tenant’s Representations and Warranties. Tenant represents and warrants to Landlord that as of the date hereof:

(i)            Tenant is a limited liability company duly formed, validly existing and in good standing under the laws of the State of New York and has full power and authority to conduct its business as presently conducted and to enter into this Lease and the terms, provisions, covenants and obligations of Tenant as set forth in the Lease are legally binding on and enforceable against Tenant;

(ii)           the execution, delivery and performance of this Lease do not and will not (A) violate or conflict with the Constitutive Documents of Tenant, (B) violate or conflict with any judgment, decree or order of any court applicable to or affecting Tenant, (C) breach the provisions of, or constitute a default under, any contract, agreement, instrument or obligation to which Tenant is a party or by which Tenant is bound, or (D) violate or conflict with any law or governmental regulation or permit applicable to Tenant;

(iii)          Exhibit P attached hereto correctly sets forth the identity of the members of Tenant and the holders of the direct equity interests in such members; none of Tenant’s members, partners, shareholders, or members, partners or shareholders thereof, or officers, are Prohibited Persons; and

(iv)          Tenant has made available to Landlord true and complete copies of the Constitutive Documents, and such Constitutive Documents are in full force and effect, and have not been replaced, amended, modified or terminated.

(b)    Landlord’s Representations and Warranties. Landlord represents and warrants to Tenant that as of the date hereof Landlord is duly organized and validly existing under the laws of New York and has full power and authority to conduct its business as presently conducted and to enter into this Lease and the terms, provisions, covenants and obligations of Landlord as set forth in the Lease are legally binding on and enforceable against Landlord;

(c)    Acknowledgment of No Other Representations or Warranties. (i) Tenant acknowledges that, except for the representations contained in this Lease, in the other Project Documents and in any other documents executed contemporaneously with this Lease (A) no representations, statements or warranties, express or implied, have been made by, or on behalf of, 42DP, ESDC, NYCEDC or the City with respect to the Demised Premises or the Common Elements or the transaction contemplated by this Lease, the status of title to the Demised Premises or the Common Elements, the physical condition thereof, the tenants and occupants thereof, the zoning or other laws, regulations, rules and orders applicable thereto or the use that may be made of the Demised Premises or the Common Elements, (B) Tenant has relied on no such other representations, statements or warranties, and (C) none of Landlord, ESDC,

NYCEDC or the City in no event whatsoever shall be liable for any latent or patent defects in the Demised Premises or the Common Elements.

(ii)           Landlord acknowledges that, except for the representations and warranties contained in Section 30.1(a) hereof, the balance of the Lease, in the other Project Documents and in any other documents executed contemporaneously with this Lease, (A) no representations, statements or warranties, express or implied, have been made by, or on behalf of, Tenant with respect to the Demised Premises or the Common Elements or the transaction contemplated by this Lease, and (B) Landlord has relied on no such representations, statements or warranties.

Section 30.2  Possession. It is not a condition of this Lease that Landlord deliver full or partial Possession.

Section 30.3  Covenants of Tenant. In addition to any other covenants of Tenant set forth in this Lease, Tenant hereby agrees and covenants to: make available to the Public Parties, promptly upon execution thereof but not later than ten (10) days after execution: (i) any amendments to Tenant’s Constitutive Documents and (ii) any Operative Agreements and any amendments thereto. Subject to Section 32.2 hereof, any amendments to Tenant’s Constitutive Documents and the Operative Agreements shall be subject to review and the reasonable approval by the Public Parties, within thirty (30) days of the Public Parties’ gaining access thereto, solely to confirm (A) compliance with the transfer provisions set forth in Article XIII hereof, (B) the composition and identify of Tenant, and (C) compliance with Sections 30.1(a)(ii) and 30.1(a)(iv) hereof; and

Section 30.4  Public Amenity. (a) Generally. As an express condition to the execution of the Project Documents, Tenant agrees (at its sole cost and expense) to construct, finance, complete, operate and maintain a public amenity within the Improvements that will provide a significant public benefit within the objectives of the 42nd Street Project (the “Public Amenity”). Landlord agrees that the construction, completion, operation and maintenance of the Public Amenity Space in accordance with the terms and conditions of this Section 30.4 shall fulfill Tenant’s obligations with respect to the Public Amenity. Tenant agrees and covenants that Tenant’s failure to construct, complete, open and maintain the Public Amenity during the PA Obligation Term in accordance with this Lease and the DUO shall be a default hereunder.

(b)    Defined Terms.

(i)            “Auditorium” means that portion of the Improvements designated as the “Auditorium” on the schematic design plan numbered A 1001 on Exhibit I-1 attached to the Initial Ground Lease.

(ii)           “Event” means any date on which a formally scheduled event takes place in the Auditorium or the Gallery; provided, however, that (A) any such event utilizing both the Auditorium and the Gallery at the same time shall constitute one (1) Event and (B) so long as they are not related in subject matter and not intended to serve the same audience, up to two (2) Events taking place on the same day shall constitute separate Events.

(iii)          “Gallery” means that portion of the Improvements designated as the “Gallery” on the schematic design plan numbered A 1001 on Exhibit I-1 attached to the Initial Ground Lease.

(iv)          “NFP Event” means an Event: (A) sponsored by, organized by or primarily serving, a NFP User; and (B) for which Tenant charges not more than the PA NFP Operating Costs.

(v)           “NFP Event Shortfall” means, for any PA Year, the positive difference (if any) between: (A) the number of NFP Events required by Section 30.4(d)(i) hereof; and (B) the number of NFP Events actually occurring.

(vi)          “NFP User” means: (A) a public charity organized under Section 501(c)(3) of the Income Tax Code; and (B) any other bona fide not-for-profit entity that is approved in advance by Landlord in Landlord’s sole discretion, which approval shall be granted or withheld within five (5) Business Days of Landlord’s receipt of a request for such approval from Tenant (each entity listed on Exhibit Q hereof, for so long as such entity remains a public charity organized under Section 501(c)(3) of the Income Tax Code or a bona fide not-for-profit entity, is hereby deemed approved by Landlord). Tenant shall make such request in writing not later than fifteen (15) Business Days prior to the proposed use by such entity of the Public Amenity Space.

(vii)         “PA Effective Date” means the date that is the earlier to occur of: (A) the PA Opening Date; and (B) the fifteen (15) month anniversary of the Substantial Completion Date.

(viii)        “PA NFP Operating Costs” means the reasonable and actual operating costs incurred (i.e., not including any mark-ups, fees, overhead charges or other addons) by Tenant in respect to an NFP Event, including, if applicable and provided by Tenant: (A) stagehand labor; (B) the Pro Rata Cost of a production coordinator; (C) front-of-house labor (e.g., ushers, ticket takers, concessionaires); (D) the Pro-Rata Cost of non-routine maintenance labor (e.g., extra janitors); (E) stage door labor (e.g., security guard, lobby reception during off hours); (F) utilities (e.g., theatrical lighting and/or air conditioning); (G) house programs; (H) box office labor; and (I) production expenses (e.g., rental from of unaffiliated Persons of piano, sound system, lights, gels, theatrical drapes, microphones, podiums, chairs, tables).

(ix)           “PA Obligation Term” means the period from the PA Effective Date through the PA Obligation Termination Date.

(x)            “PA Obligation Termination Date” means, subject to Section 30.4(d)(i)(B) hereof, the date that is the last day of the tenth (10th) full calendar year following the PA Effective Date.

(xi)           “PA Opening Date” means the first date upon which the Public Amenity is completed and operating in accordance with Legal Requirements and this Section 30.4 for general use (but not including Tenant’s use of the Public Amenity Space for up to ten (10) single-day events associated with the inauguration of the Improvements or the Public Amenity Space).

(xii)          “PA Year” means: (A) the period from the PA Effective Date through December 31 of the calendar year in which the PA Effective Date occurs (such period, the “PA Effectiveness Stub Period”); and (B) each calendar year following the end of the PA Effectiveness Stub Period through the PA Obligation Termination Date.

(xiii)         “Pro Rata Cost” means the portion of the cost of the identified person(s) allocated to the NFP Event on the basis of the amount of such person’s overall time devoted to the NFP Event.

(xiv)        “Public Amenity Space” means the PA Retail Space, the Auditorium and the Gallery.

(xv)         “Venue” means either the Auditorium or the Gallery.

(c)    Public Amenity Completion Date. The PA Opening Date shall occur on or prior to the date that is the fifteen (15) month anniversary of the Substantial Completion Date.

(d)    Operating Requirements. In additional to any other operating standards required under this Lease in respect of the Improvements (including without limitation those imposed by Legal Requirements or the DUO), the Public Amenity shall be operated in accordance with the following provisions:

(i)            NFP Events: (A) Subject to clause (B) of this Section 30.4(d)(i), at least 104 NFP Events shall occur in the Public Amenity Space each PA Year, and at least 50% of such NFP Events shall take place (in whole or in substantial part) in the Auditorium; provided, however, that (1) during the PA Effectiveness Stub Period, the total NFP Events required shall be the product of [a] 35 and [b] a fraction, the numerator of which is the number of days in the PA Effectiveness Stub Period and the denominator of which is 365 and at least 50% of such NFP Events shall take place (in whole or in part) in the Auditorium, (2) during the first full PA Year, a total of 35 NFP Events shall be required and at least 50% of such NFP Events shall take place (in whole or in part) in the Auditorium, and (3) during the second full PA Year, a total of 70 NFP Events shall be required and at least 50% of such NFP Events shall take place (in whole or in part) in the Auditorium. NFP Users that are Related Entities of Tenant or any Subtenant may not account for more than 30% of the NFP Event requirement for any PA Year.

(B)     Notwithstanding any provision of this Lease to the contrary, in the event that an NFP Event Shortfall shall occur for any PA Year, then:

(1)           if such NFP Event Shortfall is less than or equal to 10% of the total NFP Event requirement for such PA Year, the number of Events in such NFP Event Shortfall shall be added to the number of NFP Events required for the next-occurring PA Year; and

(2)           upon the first occurrence of an NFP Event Shortfall in excess of 10% of the NFP Event requirement for a given PA Year, the PA Obligation Termination Date shall be extended by two (2) years (such extension, the “First PA Extension”), during which First PA Extension: (i) at least 104 NFP Events shall take place in the Public Amenity Space during each such additional PA Year and at least 50% of such NFP

Events shall take place (in whole or in part) in the Auditorium, (ii) Tenant shall make up any NFP Event Shortfall; (iii) NFP Users shall be permitted to use the Public Amenity Space for no charge (including no charge for PA NFP Operating Costs); and (iv) the PA PILOT Reduction shall be unavailable. In the event that there is an NFP Event Shortfall at the end of the First PA Extension, the PA Obligation Termination Date shall be extended by two (2) additional years (such extension, the “Second PA Extension”), during which Second PA Extension: (x) the NFP Event requirement shall equal the number that is twice such NFP Event Shortfall; (y) NFP Users shall be permitted to use the Public Amenity Space for no charge (including no charge for PA NFP Operating Costs) until such NFP Event requirement is fulfilled; and (z) the PA PILOT Reduction shall be unavailable. In the event that there is an NFP Event Shortfall at the end of the Second PA Extension, PILOT on the entire Public Amenity Space shall be calculated on the basis of the Retail PILOT Schedule until the number of NFP Events comprising such NFP Event Shortfall shall have occurred.

(C)     Tenant shall use its good faith efforts to make the Public Amenity Space available for use by NFP Users that primarily serve the performing arts, such as those NFP Users listed on Exhibit Q attached hereto, but Tenant shall have no liability in the event that such NFP Users determine not to so use the Public Amenity Space. Tenant shall, at least on each January 1 and July 1 during the PA Obligation Term, provide to those NFP Users listed on Exhibit Q attached hereto, a list of those dates that the Public Amenity Space is then available for use by NFP Users in the upcoming six (6) months (i.e., those dates for which there are then no confirmed bookings).

(ii)           Fees for NFP User Use of Public Amenity Space: Tenant shall charge each NFP User not more than the applicable PA NFP Operating Costs for such NFP User’s use of Public Amenity Space.

(iii)          Reporting Requirements: Tenant shall submit a report to Landlord within thirty (30) days after the end of each PA Year setting forth for such PA Year: (A) the number of Events; (B) the number of NFP Events; (C) the portion of the Public Amenity Space (i.e., Gallery and/or Auditorium) utilized for each such Event and NFP Event; (D) the sponsor/user and purpose of each such Event and NFP Event; and (E) the NFP Shortfall, if any.

(e)    Effect of Public Amenity Space on PILOT.

(i)            Tenant shall pay to Landlord full Office PILOT in respect of the Auditorium and the Gallery, except that during the PA Obligation Term (but not during the First PA Extension or thereafter) the PILOT for each PILOT Year shall be reduced by the number (such number, the “PA PILOT Reduction”) equal to the product of (1) the PILOT due for the Square Feet comprising such particular Venue for such PILOT Year multiplied by (2) a fraction, the numerator of which is the number of NFP Events occurring in such Venue during such PILOT Year, and the denominator of which is 365. It is acknowledged and agreed that a single NFP Event utilizing both the Auditorium and the Gallery at the same time would constitute a separate use of each such Venue only for the purpose of calculating the PA PILOT Reduction.

(ii) For accounting purposes, the Taxable Square Feet of each of the Auditorium and the Gallery shall be computed separately, and PILOT calculated in respect of each of the Auditorium and the Gallery shall be based on such Square Feet.

(iii) Tenant shall pay to Landlord full Retail PILOT in respect of any PA Retail Space.

Section 30.5 Other Agreements.

(a)       Construction Guaranties. [INTENTIONALLY OMITTED].

(b)       Project Participants. Tenant covenants to inform Landlord whenever the identity of a Project Participant is first identified or changes. All Project Participants shall be subject to the reasonable approval of Landlord, in accordance with the requirements set forth in this Section 30.5(b) and in Article I hereof in respect of permissible Project Participants. Tenant shall not at any time be a Person that is not a Permitted Developer; provided, however, that Landlord hereby approves Tenant and Tenant’s Control Affiliates (as constituted on the date hereof) as permissible Project Participants.

ARTICLE XXXI
PERMITTED FINANCING

Section 31.1 Recognized Mortgage.

(a)       Right of Tenant. Tenant, from time to time during the term of this Lease, may make one or more Recognized Mortgages, provided that:

(i) Tenant or the Recognized Mortgagee shall deliver to Landlord within seven (7) Business Days after the execution thereof, in the manner herein provided for the giving of notice to Landlord, a copy of the mortgage financing commitment and any amendments thereto and a true copy of such Recognized Mortgage and of any subsequent modification, amendment or assignment thereof and recorded copies thereof and shall notify Landlord of the address of the Recognized Mortgagee to which notices may be sent;

(ii) such Recognized Mortgage shall contain provisions permitting the disposition and application of insurance proceeds and condemnation awards in a manner consistent with the provisions of this Lease;

(iii) such Recognized Mortgage shall specifically include provisions requiring written notice to Landlord of any defaults thereunder, permitting Landlord to cure any such defaults and to be subrogated to the rights of the Recognized Mortgagee to the extent thereof and prohibiting any modification, amendment, extension or consolidation of the Recognized Mortgage without delivering a copy thereof to Landlord; and

(iv) no Recognized Mortgage shall extend to, affect, or be a lien or encumbrance upon, the estate and interest of Landlord in the Demised Premises or the Common Elements, in this Lease or any part thereof and each Recognized Mortgage shall expressly provide that at all times it shall be subject and subordinate to this Lease.

(b)       Payment of Indebtedness. Any modification, amendment, extension or consolidation of a Recognized Mortgage shall be permitted only if the same shall comply in all respects with the requirements of Section 31.1(a) hereof.

(c)       Notices. In the event that Tenant’s interest under this Lease is subject to any Recognized Mortgage, Landlord will give to the Recognized Mortgagee a copy of each notice of default from Landlord to Tenant hereunder at the time of giving such notice to Tenant, and Landlord will give to the Recognized Mortgagee a copy of each notice received by Landlord of any rejection of this Lease by any trustee in bankruptcy of Tenant. No notice of default hereunder from Landlord shall be effective against any Recognized Mortgagee unless and until a copy of such notice has been given to such Recognized Mortgagee in the manner provided in this Lease for the giving of notices.

(d)       Mortgage Recording Tax. Subject to Section 3.4 hereof, in no event shall Tenant, or any party claiming by, through or under Tenant, claim any exemption from Mortgage Recording Tax with respect to a Recognized Mortgage.

(e)       Defaults of Other Tenants. Landlord agrees that Tenant and/or the Condominium Association, as applicable, shall be deemed a Recognized Mortgagee hereunder with respect to any lien arising by virtue of Tenant’s or the Condominium Association’s exercise of its right to cure the default of another tenant under a Severance Sublease or as permitted under Section 2 of Article XXI of the Condominium Declaration. As such, Tenant and/or the Condominium Association, as applicable, shall enjoy all of the rights of a Recognized Mortgagee hereunder, with a lien priority determined in accordance with applicable Legal Requirements and the Condominium Declaration.

Section 31.2 Right and Time to Cure. (a) Each Recognized Mortgagee shall have a period of (i) ten (10) days more, in the case of any default in the payment of Charges, and (ii) thirty (30) days more, in the case of any other default of Tenant’s Obligations, than is given Tenant under the provisions of this Lease, to remedy such a default, which periods shall begin to run upon the giving of the notice to the Recognized Mortgagee specifying such default. In addition, with respect to defaults for which possession of the Demised Premises is required to cure such default, or in the case of defaults that are not reasonably susceptible of being cured by a Recognized Mortgagee (such as the bankruptcy of Tenant), the period to remedy such defaults shall be extended for such time as is necessary for a Recognized Mortgagee to promptly institute foreclosure proceedings, and thereafter, subject to Unavoidable Delay, continuously prosecute the foreclosure proceedings with reasonable diligence and continuity to obtain possession and, upon obtaining possession of the Demised Premises, promptly commence to cure the default (other than a default which is not reasonably susceptible of being cured by a Recognized Mortgagee) and prosecute such cure to completion with diligence and continuity, subject to Unavoidable Delay. With respect to defaults not reasonably susceptible to cure by the Recognized Mortgagee, the completion of such foreclosure proceeding shall be deemed to remedy such defaults.

(b)       No Recognized Mortgagee shall be entitled to the additional remedy periods provided in clause (ii) of Section 31.2(a) hereof unless within thirty (30) days after the giving of the notice referred to in Section 31.2(a) hereof such Recognized Mortgagee delivers to Landlord a written commitment to cure or cause to be cured such defaults (other than a default which is not reasonably susceptible of being cured by a Recognized Mortgagee). At any time within thirty (30) days after the delivery of the aforementioned commitment, such Recognized Mortgagee may notify Landlord, in writing, that it no longer intends to cure a default, and, in such event the liability of such Recognized Mortgagee for the period prior to delivery of such notice shall be limited as set forth in Section 17.4 hereof as if “Recognized Mortgagee” were “Tenant” and the Recognized Mortgagee shall have no further liability under such commitment from and after the date on which it delivers such notice to the Landlord. Thereupon the Recognized Mortgagee shall have no further right to cure and, subject to Section 31.7 hereof, Landlord shall have the right to terminate this Lease and to take any other action permitted under this Lease it deems appropriate by reason of any Event of Default, and, upon any such termination, the provisions of Section 31.6 hereof shall apply.

Section 31.3 Notice to Landlord. Notwithstanding any of the provisions of this Article XXXI, Landlord shall not be required to comply with any of the provisions of this Article XXXI unless Landlord has received prior written notice of the existence of the Recognized Mortgage and such Recognized Mortgage remains a recorded lien on the Demised

Premises (or other satisfactory evidence of the lien of the Recognized Mortgage), together with copies of the Recognized Mortgage and the name and address of the Recognized Mortgagee to which notices shall be sent and, if such address changes from time to time, the new address of such Recognized Mortgagee to which notices may be sent.

Section 31.4 Acceptance of Performance. Landlord shall accept performance by a Recognized Mortgagee of any covenant, condition or agreement on Tenant’s part to be performed hereunder with the same force and effect as though performed by Tenant.

Section 31.5 Other Defaults. While a Recognized Mortgagee is exercising any right to cure Tenant’s defaults pursuant to Sections 31.2 and 31.4 hereof, Landlord shall not be precluded from exercising any rights or remedies it may have with respect to other defaults of Tenant’s Obligations that may arise from time to time hereunder, subject in each case to the Recognized Mortgagee’s rights to cure such other defaults pursuant to said Sections 31.2 and 31.4 hereof.

Section 31.6 Execution of New Lease.

(a)       Notice of Termination. If this Lease is terminated by reason of an Event of Default, Landlord shall, as soon as practicable thereafter, give notice of such termination to each Recognized Mortgagee. Such notice shall set forth in reasonable detail a description of all defaults, to the actual knowledge of Landlord, in existence at the time this Lease was terminated.

(b)       Request for New Lease. If, within twenty-three (23) Business Days after the giving of the notice referred to in Section 31.6(a) hereof, a Recognized Mortgagee requests a new lease, then, subject to the provisions of Sections 31.6(c) and 31.7 hereof, within twenty-three (23) Business Days after Landlord has received such request, Landlord shall execute and deliver a new lease of the Demised Premises and Tenant’s undivided interest in the Common Elements for the remainder of this Lease to the Recognized Mortgagee, or to any designee or nominee of the Recognized Mortgagee which (i) is not a Prohibited Person or Related Entity of Tenant and (ii) agrees to assume the Obligations of Tenant hereunder. The new lease shall have the same priority of lien as this Lease and, with the exception of the name of the tenant, shall contain the same covenants, conditions, limitations and agreements contained in this Lease, but Landlord shall not be deemed to have represented or covenanted that such new lease shall be superior to the claims of any prior tenant, its creditors, a judicially appointed receiver or trustee for such tenant, or any other person or entity claiming priority, by operation of law or otherwise, through, under, or by virtue of the acts of, any prior tenant.

(c)       Conditions Precedent to New Lease. The provisions of Section 31.6(b) hereof notwithstanding, Landlord is not obligated to enter into a new lease with a Recognized Mortgagee: (i) unless the Recognized Mortgagee pays to Landlord, concurrently with the execution and delivery of such new lease, all Charges due under this Lease up to and including the date of the commencement of such new lease and all expenses, including reasonable attorneys’ fees and disbursements and court costs, incurred by Landlord in connection with (A) the enforcement of Landlord’s rights and remedies with respect to all defaults or Events of Default in existence at the time of the termination of the Lease (to the extent set forth in the notice to be delivered pursuant to Section 31.6(a) hereof), (B) the termination of this Lease and

(C) the preparation of such new lease; (ii) unless Landlord concurrently receives an assumption in writing by such Recognized Mortgagee, its designees or nominee of Tenant’s obligations, if any, under the Project Documents; and (iii) if Landlord is not then allowed to enter into such new lease by order of a court of competent jurisdiction. To the extent not set forth in the notice given to the Recognized Mortgagee pursuant to Section 31.6(a) hereof, Landlord agrees to notify the Recognized Mortgagee, concurrently with the giving of such new lease, of any unperformed Obligations of, and/or defaults by, Tenant, which, to the best of Landlord’s knowledge, then exist.

(d)       No Waiver of Default. The execution of a new lease shall not constitute a waiver of any default existing immediately before the termination of this Lease, except for defaults under Sections 14.2(d), 14.2(e), and 14.2(f) hereof, and the tenant under the new lease shall cure, within the longer of (i) the period of cure remaining to the Recognized Mortgagee pursuant to Section 31.2 hereof or (ii) the applicable periods set forth in the provision of such new lease relating to events of default thereunder (which applicable periods shall commence with the execution and delivery of the new lease or, if notice of such defaults had not then been given, upon the giving of such notice), all other defaults existing under this Lease immediately before its termination of which such tenant has been or, to the extent any such defaults were not then known by Landlord, is thereafter given notice; provided, however, with respect to any default under Sections 14.2(g), 14.2(h) and 14.2(i) hereof existing immediately before its termination, the period of cure shall be such time as is necessary for the new tenant to promptly commence to cure such default following execution and delivery of the new lease and to prosecute such cure to completion with diligence and continuity, subject to Unavoidable Delay. Notwithstanding anything to the contrary, if after the Recognized Mortgagee requests a new lease pursuant to this Section 31.6 the Recognized Mortgagee is given notice of a default existing before the termination of this Lease and which default was not noticed to the Recognized Mortgagee prior to the date of such request, then at any time within ten (10) days after such notice of default is given, the Recognized Mortgagee may rescind such request in writing to Landlord, or if the new lease has then already been executed and delivered, the new tenant may relinquish possession of the Demised Premises and cancel the new lease by notice to Landlord. Thereupon, Landlord shall have the right, subject to Section 31.7 hereof, to terminate the new lease, and the Recognized Mortgagee shall have no further right to a new lease.

(e)       Assignment of Proceeds. Concurrently with the execution and delivery of a new lease pursuant to the provisions of Section 31.6(b) hereof, Landlord shall assign to the tenant named therein all of its right, title and interest in and to monies (including insurance proceeds and condemnation awards), if any, then held by, or payable to, Landlord that Tenant would have been entitled to receive but for the termination of this Lease or the occurrence of an Event of Default, other than any such amounts theretofore applied under this Lease to the discharge of Tenant’s Obligations to Landlord hereunder, subject to the rights, if any, of the prior Tenant therein and to the provisions of such new lease.

(f)        No Obligation to Deliver Possession. Nothing contained herein shall be deemed to obligate Landlord to remove any liens, encumbrances or other defects in title to the Property or to deliver possession of the Demised Premises or the Common Elements to the tenant under any such new lease, except for the delivery of possession free and clear of the claims of persons or entities claiming through or under Landlord, other than Tenant and those claiming by, through or under Tenant.

(g)       Assignment of Subleases. Upon the execution and delivery of a new lease pursuant to the provisions of this Section 31.6, all Subleases that may have been assigned to Landlord and all leases that Landlord makes directly shall be assigned and transferred, without recourse, to the tenant named in the new lease. Between the date of termination of this Lease and the date of the execution and delivery of the new lease, if a Recognized Mortgagee has timely requested a new lease as provided in this Section 31.6, Landlord shall not materially modify or amend, or cancel, any Sublease or accept any cancellation, termination or surrender thereof (unless such termination occurs as a matter of law upon the termination of this Lease or pursuant to the express terms of the Sublease) or enter into any new Sublease without the consent of the Recognized Mortgagee or such designee or nominee.

(h)       Credits. Any rent credits to which Tenant is entitled under this Lease and which have not been exhausted at the time this Lease is terminated, and interest thereon shall inure to the benefit of the tenant under any new lease granted pursuant to Section 31.6(b) hereof.

(i)        Continuation of this Lease in Lieu of Entering into New Lease.

(i) Termination Notice. A Recognized Mortgagee shall have the right, within fifteen (15) days after the delivery of the Termination Notice to such Recognized Mortgagee pursuant to Section 31.6(a) hereof, to elect to continue this Lease in lieu of requesting a new lease by notice to Landlord, subject to the further conditions of this Section 31.6(i). Such right may be exercised by a Recognized Mortgagee, or any designee or nominee thereof which satisfies the conditions set forth in clauses (i) and (ii) of this Section 31.6(i).

(ii) Election to Continue Lease. If a Recognized Mortgagee elects to continue this Lease by notice given to Landlord within such l5-day period (the “Continuation Notice”), then effective upon the delivery of such notice, Tenant shall be deemed to have assigned to such Recognized Mortgagee, or any such designee or nominee thereof, as the case may be, all of Tenant’s right, title and interest in and to this Lease and the leasehold estate in the Demised Premises and Tenant’s undivided interest in the Common Elements created hereunder, including the Subleases and security deposits thereunder referred to Section 31.6(i)(vii), and Tenant shall, at Landlord’s request, execute and deliver to Landlord and such Recognized Mortgagee such instruments of assignment and related transfer tax documents as Landlord and such Recognized Mortgagee may request (in form reasonably satisfactory to Landlord and such Recognized Mortgagee) to evidence such assignment. If Tenant fails to execute and deliver any such instrument of assignment or related transfer tax documents, such Recognized Mortgagee shall be entitled to do so on Tenant’s behalf, and Tenant hereby appoints such Recognized Mortgagee as its attorney-in-fact, which appointment shall be deemed to be coupled with an interest and is irrevocable, for the sole purpose of executing and delivering such assignment and any transfer tax documents. The execution and delivery of such instruments, however, shall not be required to effect the assignment of this Lease to such Recognized Mortgagee or such nominee or designee.

(iii) Conditions Precedent to New Lease. The provisions of Sections 31.6(i)(i) and 31.6(i)(ii) hereof notwithstanding, a Recognized Mortgagee shall have no right to continue this Lease unless the Recognized Mortgagee pays to Landlord, concurrently with the delivery of the Continuation Notice, all amounts due to Landlord under this Lease up to and including the date of the Continuation Notice and all expenses, including reasonable attorneys’ fees and disbursements and court costs, incurred by Landlord in connection with (1) the enforcement of Landlord’s rights and remedies with respect to all defaults or Events of Default in existence at the time of the Termination Notice, and (2) the review of any assignments and other instruments or documents prepared in connection with the Recognized Mortgagee’s election, nor shall the Recognized Mortgagee have the right to such new lease if by order of a court of competent jurisdiction the parties are not entitled to continue this Lease and effect the assignment thereof to the Recognized Mortgagee. To the extent not set forth in the notice given to the Recognized Mortgagee pursuant to Section 31.6(a) hereof, Landlord agrees to notify the Recognized Mortgagee, concurrently with the delivery of such new lease, of any unperformed Obligations of, and/or defaults by, Tenant, which, to the best of Landlord’s knowledge, then exist.

(iv) No Waiver of Default. The assignment of this Lease pursuant to this Section 31.6(i) shall not constitute a waiver of any default existing immediately before the termination of this Lease, except for defaults under Sections 14.2(d), 14.2(e), and 14.2(f) hereof, and the tenant under the assigned Lease shall cure all other defaults existing under this Lease immediately before its assignment of which the Recognized Mortgagee has been given notice of or, to the extent any such defaults were not then known by Landlord, is thereafter given notice. Such cure shall be accomplished within the longer of (A) the period of cure remaining to the Recognized Mortgagee pursuant to Section 31.2 hereof or (B) the applicable periods set forth in Section 14.2 (Events of Default) of this Lease (which applicable periods shall commence with the execution and delivery of the assignment of this Lease (or upon the deemed assignment of this Lease, as applicable) for each such default of which the Recognized Mortgagee received notice prior to the delivery of the Continuation Notice or, if notice of any such default had not then been given until after delivery of the Continuation Notice, upon the delivery of such notice); provided, however, with respect to any default under Sections 14.2(g), 14.2(h) and 14.2(i) hereof existing immediately before its assignment, the period of cure shall be such time as is necessary for the assignee to promptly commence to cure such default following the assignment of this Lease thereto and to prosecute such cure to completion with diligence and continuity, subject to Unavoidable Delay. Notwithstanding anything to the contrary, if after the Recognized Mortgagee delivers a Continuation Notice pursuant to Section 31.6(i)(ii) the Recognized Mortgagee is given notice of a default existing before the Continuation Notice and which default was not noticed to the Recognized Mortgagee prior to the date of such Continuation Notice, then at any time within ten (10) days after such notice is given the assignee may relinquish possession of the Property and cancel this Lease by notice to Landlord. Thereupon, Landlord shall have the unrestricted right to terminate this Lease, subject to Section 31.7 hereof, without offering the Recognized Mortgagee a new lease pursuant to Section 31.6(a) and 31.6(b) hereof, and the Recognized Mortgagee shall have no further rights to a new lease thereunder.

(v) Assignment of Proceeds. Concurrently with the assignment of this Lease pursuant to the provisions of this Section 31.6(i), Landlord shall assign to the assignee of this Lease all of its right, title and interest in and to monies (including insurance proceeds and condemnation awards), if any, then held by, or payable to, Landlord that Tenant would have been entitled to receive but for the occurrence of an Event of Default and the expiration of any cure periods, other than any such amounts theretofore applied under this Lease to the discharge of Tenant’s Obligations to Landlord hereunder, subject to the rights, if any, of the prior Tenant therein.

(vi) No Obligation to Deliver Possession. Nothing contained herein shall be deemed to obligate Landlord to remove any liens, encumbrances or other defects in title to the Property or to deliver possession of the Demised Premises to the assignee under any such assignment, except for the delivery of possession free and clear of the claims of persons or entities claiming through or under Landlord, other than Tenant and those claiming by, through or under Tenant.

(vii) Assignment of Subleases. Upon the assignment of this Lease pursuant to the provisions of this Section 31.6(i), all Subleases shall concurrently therewith be assigned and transferred, together with any security or other deposits held by Tenant and not applied under such Subleases.

(viii) No Extension of Cure Rights in Favor of Tenant. Notwithstanding anything to the contrary contained herein and without limiting the assignee’s rights under Section 31.6(i)(iv) above, the rights granted under this Section 31.6(i) are not intended to, and shall not, extend any periods granted to Tenant under Section 14.2 hereof to cure any Event of Default occurring prior to the delivery of any such Termination Notice.

(ix) Effect of Failure to Elect to Continue Lease on Recognized Mortgagee’s Right to Request a New Lease. Notwithstanding anything to the contrary contained in this Section 31.6, if a Recognized Mortgagee fails to elect to continue this Lease within the 15-day period referred to in Section 31.6(i)(i), then, subject to Section 31.7 hereof, this Lease shall terminate effective upon the expiration of such 15-day period. Notwithstanding anything to the contrary contained in Section 31.6(b), such Recognized Mortgagee shall have fifteen (15) days after the delivery of the termination notice referred to in Section 31.6(b) hereof to request a new lease, and if such Recognized Mortgagee fails to request a new lease within such fifteen (15)-day period, then such Recognized Mortgagee’s rights to enter into a new lease shall terminate.

Section 31.7 Recognition of Most Senior Recognized Mortgagee. If more than one Recognized Mortgagee has exercised any of the rights afforded by this Article XXXI, then, unless otherwise provided in the Recognized Mortgage most senior in lien (or otherwise acknowledged in writing by the holder thereof) or consented to by the holder thereof, only that Recognized Mortgagee, to the exclusion of all other Recognized Mortgagees, whose Recognized Mortgage is most senior in lien shall be recognized by Landlord as having exercised such right, for so long as such Recognized Mortgagee shall be exercising its rights under this Lease with respect thereto, with reasonable diligence, and thereafter, successively, the Recognized Mortgagees whose Recognized Mortgages are next most senior in lien shall be recognized by Landlord, in order of seniority, unless any such Recognized Mortgagee has designated, in writing, a Recognized Mortgagee whose Recognized Mortgage is junior in lien to exercise such right. If the parties shall not agree on which Recognized Mortgage is prior in lien, such dispute shall be determined by a then current certificate of title obtained by Landlord or Tenant, at Tenant’s sole expense, issued by a title insurance company licensed to do business in the State of New York and selected by Landlord, and such determination shall bind the parties.

Section 31.8 No Rights of Other Mortgagees. A mortgagee that is not a Recognized Mortgagee shall have no rights hereunder, and Landlord shall have no obligations to any mortgagee other than a Recognized Mortgagee.

Section 31.9 Miscellaneous Mortgage Provisions.

(a)       No Liability. No holder of a Recognized Mortgage shall become liable under the provisions of this Lease unless and until such time as it becomes, and then only for so long as it remains, the owner of a leasehold estate created hereby or pursuant to Section 31.6(d) hereof; provided, however, that no Recognized Mortgagee shall be responsible for any amounts due under Section 14.1(b) hereof that accrue from and after the date that Landlord receives notice that such Recognized Mortgagee has initiated foreclosure proceedings with respect to its Recognized Mortgage.

(b)       Nominee. A Recognized Mortgagee shall have the right to assign any Recognized Mortgage held by it to a nominee controlled by, or under common control with, it, prior to and in anticipation of the foreclosure of such Recognized Mortgage, and shall not thereby lose its status as a Recognized Mortgagee unless and until such time as such nominee becomes the owner of the leasehold estate created hereby.

(c)       Foreclosure. Nothing contained herein shall be deemed to require the holder of a Recognized Mortgage to continue with any foreclosure or other proceedings, or in the event it shall otherwise acquire possession of the Demised Premises, to continue such possession.

(d)       Lease Amendments. No amendment or modification of this Lease shall be effective as against a particular Recognized Mortgagee unless a copy of the proposed amendment or modification shall have been delivered to such Recognized Mortgagee, such notice to include the statement “THIS NOTICE IS THE NOTICE OF THE RECOGNIZED MORTGAGEE’S RIGHT TO APPROVE AN AMENDMENT OF THE LEASE PURSUANT TO SECTION 31.9(d) OF THE LEASE, WHICH APPROVAL SHALL BE DEEMED GIVEN TWENTY-THREE BUSINESS DAYS AFTER RECOGNIZED MORTGAGEE’S RECEIPT OF THIS NOTICE,” and such Recognized Mortgagee shall have either: (i) approved the amendment or modification in writing or (ii) failed to disapprove the amendment or modification in writing within twenty-three (23) Business Days after receipt of a copy thereof.

Section 31.10 Delegation by Tenant. Tenant may delegate irrevocably to a Recognized Mortgagee the authority to exercise any or all of Tenant’s rights hereunder, but no such delegation shall be binding upon Landlord unless and until either Tenant or such Recognized Mortgagee shall give to Landlord an executed counterpart of the written instrument effecting such delegation. Such delegation of authority may be effected by the terms of the Recognized Mortgage itself, in which case, the service upon Landlord of an executed counterpart or certified copy of such Recognized Mortgage in accordance with this Article XXXI, together with a written notice specifying the provisions thereof which delegate such authority to such Recognized Mortgagee, shall be sufficient to give Landlord notice of such delegation. In such event, Landlord shall be entitled to rely upon such delegation of authority until Landlord shall have received written notice from Tenant and such Recognized Mortgagee indicating that such delegation of authority shall have been revoked or terminated. Any provisions of this Lease which give to a Recognized Mortgagee the privilege of exercising a particular right of Tenant hereunder on condition that Tenant shall have failed to exercise such right shall not be deemed to diminish any privilege which such Recognized Mortgagee may have, by virtue of a delegation of authority from Tenant, to exercise such right without regard as to whether or not Tenant shall have failed to exercise such right.

Section 31.11 Survival. The provisions of Sections 31.6 and 31.7 hereof shall survive the termination of this Lease.

ARTICLE XXXII
CONDOMINIUM DOCUMENTS

Section 32.1 Condominium Conversion. [INTENTIONALLY OMITTED]

Section 32.2 Condominium Documents. (a) If Tenant shall desire to amend, modify or supplement any Condominium Document, such Person shall submit same to Landlord and, so long as such proposed amendment, modification or supplement would not, in Landlord’s reasonable opinion, affect a substantive right of any Public Party or of any party thereto to an extent that is greater than de minimis and the form of such amendment, modification or supplement is otherwise reasonably acceptable to Landlord, Landlord shall so amend, modify or supplement such Condominium Document.

(b)       It shall be Tenant’s responsibility to assure that the Condominium Documents comply with all Legal Requirements, including, without limitation, the rules and regulations of the New York State Department of Law. Landlord’s determination that the Condominium Documents conform to the provisions of this Lease shall not be, nor shall it be construed to be or relied upon by Tenant or any other Person as, a determination that the Condominium Documents comply with all Legal Requirements, including, without limitation, the rules and regulations of the New York State Department of Law.

(c)       The parties hereto acknowledge that despite Tenant covenanting hereunder to undertake specific actions and responsibilities in respect of the Common Elements, the Condominium Association (and not Tenant) controls the Common Elements. Notwithstanding Tenant’s lack of control of the Common Elements, Tenant shall perform (or cause, pursuant to the Condominium Declaration or otherwise, the Condominium Association to perform) every Tenant Obligation in respect of any portion of the Common Elements. It is expressly agreed that Tenant’s lack of control of the Common Elements shall not be deemed or construed to be evidence of a Tenant Obligation being “beyond the control” of Tenant for any purposes of this Lease and that Tenant’s failure to comply with any Tenant Obligation set forth herein shall be a default of Tenant hereunder.

ARTICLE XXXIII
MISCELLANEOUS

Section 33.1 Recording and Transfer Tax. Landlord and Tenant, each upon the written request of the other or of any Recognized Mortgagee, shall execute, acknowledge and deliver a memorandum of this Lease in the form set forth on Exhibit R attached hereto, and of each modification of this Lease, each in proper form for recordation. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant shall be solely responsible for the timely payment of any transfer or similar taxes that may be payable as a result of this Lease, and Tenant shall indemnify the Public Parties from and against any and all Claims related thereto.

Section 33.2 Brokers.

(a)       Landlord’s and Tenant’s Representations. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker, finder or other party entitled to a broker’s or finder’s fee, or other commissions or compensation arising out of or in connection with the execution of this Lease, the Project Documents or any transactions relating thereto, other than Insignia/ESG, Inc. and Ascot Brokerage Ltd. (collectively, the “Brokers”) and Argent Advisors LLC (“Argent”).

(b)       Tenant’s Obligations. Tenant shall be liable for, and shall indemnify each of the Public Parties against all brokerage commissions or other compensation due to the Brokers (which compensation shall be paid pursuant to separate agreements between Tenant and such Brokers) or to any other broker, finder or other party if such broker, finder or other party alleges that it (i) has acted for, or at the direction of, Tenant, whether or not such broker, finder or other party also alleges that it has dealt with the Public Parties, or (ii) has dealt exclusively with Tenant, arising out of the execution of this Lease, the Project Documents or any transactions relating thereto.

(c)       Landlord’s Obligations. Landlord shall be liable for, and shall indemnify Tenant against all brokerage commissions or other compensation due to Argent (which compensation shall be paid pursuant to a separate agreement between Landlord and Argent).

(d)       General. Notwithstanding anything to the contrary contained in Article XVIII hereof, any party seeking indemnification under this Section 33.2 shall provide the indemnifying party with prompt service of such claim within a reasonable time after the party seeking indemnification first becomes aware of the existence thereof. If (i) the indemnifying party is Tenant, any such claim may be defended by counsel reasonably acceptable to the Public Parties (or, if insured, by counsel designated by Tenant’s insurer, as applicable), or (i) the indemnifying parties are the Public Parties, by counsel to the Public Parties. No settlement of any such claim shall be entered into unless (A) the indemnified party would have no liability as a consequence of such settlement or (B) the indemnifying party consents to such settlement.

(e)       Survival. This Section 33.2 shall survive the expiration or earlier termination of this Lease.

Section 33.3 Media Announcements. [INTENTIONALLY OMITTED]

Section 33.4 Relationship of Landlord and Tenant. No provision of this Lease is not to be construed to create a partnership or joint venture between the parties, it being the intention of the parties hereto only to create a landlord and tenant relationship.

Section 33.5 Person Acting on Behalf of a Party Hereunder. Either party hereunder may require the other party hereunder to provide evidence reasonably satisfactory to such party of the authority of any Person acting on behalf of the other party.

Section 33.6 Third Party Beneficiary. Nothing contained herein is intended to be for, or to inure to, the benefit of any Person other than Landlord, Tenant and Recognized Mortgagees and their respective successors and assigns, except as otherwise expressly provided in this Lease. No Person other than Landlord or the City is entitled, as a consequence of any term, condition, covenant or agreement contained in this Lease or of Tenant’s failure to observe or perform the same, to seek, claim or recover damages or any other legal or equitable remedy against Tenant.

Section 33.7 Proprietary Capacity Only. Landlord (including any successor Landlord), if a governmental entity or instrumentality, enters into this Lease in Landlord’s “proprietary” capacity only. Nothing in this Lease shall be deemed in any way to expand, restrict, burden, or waive any right, privilege, obligation, claim or immunity that any Governmental Authority would possess, be subject to, or be entitled to exercise if the lessor under this Lease were a private party. Without limiting the effect of the immediately preceding sentence, nothing in this Lease is intended to burden or restrict the exercise by any Governmental Authority of its “police power” or impose any liability upon any Governmental Authority for (or entitle Tenant to any credit, offset, defense, claim or counterclaim on account of) the exercise of such “police power.” In keeping therewith, Tenant’s relations with all Governmental Authorities, when acting in their capacity as Governmental Authorities, shall be governed by otherwise applicable law.

ARTICLE XXXIV
COMMON ELEMENTS LEASEABLE SPACE

Section 34.1 Generally.

(a)       Tenant may, subject to Section 13.2 hereof and this Article XXXIV, permit the Condominium Association, on behalf of all of the tenants under the Severance Subleases, to sublease portions of the Improvements specified in this Article XXXIV.

(b)       Tenant may permit the Condominium Association, on behalf of all of the tenants under the Severance Subleases, to enter into a sublease of up to 10,000 Square Feet of space on the floor designated as the 53rd floor of the New Building, as shown on, and in conformity with, the schematic design plan drawing listed on Exhibit I-1 attached to the Initial Ground Lease as numbered A1053 (the “Roof Top Garden Space”). Except as expressly set forth in this Article XXXIV, the provisions of this Article XXXIV shall not affect Tenant’s obligation to treat the Roof Top Garden Space as a Common Element under this Lease.

(c)       Tenant may permit the Condominium Association, on behalf of all of the tenants under the Severance Subleases, to enter into up to three (3) subleases of up to an aggregate of 600 Square Feet of space located in or adjacent to the lobby of the Improvements, such location to be specified by the Design Architect and reasonably approved by Landlord (collectively, the “Lobby Sublease Space”; and together with the Roof Top Garden Space, the “Common Elements Leaseable Space”). All Lobby Sublease Space shall be designed in accordance with the DUO. Upon finalization of plans and specifications for any portion of the Lobby Sublease Space, Tenant shall provide to Landlord (for Landlord’s approval prior to the construction of same) a statement of the Production Architect (i) certifying that such final plans and specifications conform to the Lobby Sublease Space design guidelines prepared in accordance with the DUO and (ii) attaching a complete copy of the final plans and specifications. Landlord shall notify Tenant of its approval or disapproval of such certification within fifteen (15) Business Days of its receipt thereof. Upon Landlord’s acceptance of such certification, all Lobby Sublease Space shall be constructed in conformity with the final plans and specifications certified to by the Production Architect and approved by Landlord in accordance with the immediately preceding sentence. Except as expressly set forth in this Article XXXIV, the provisions of this Article XXXIV shall not affect Tenant’s obligation to treat the Lobby Sublease Space as a Common Element under this Lease.

Section 34.2 Defined Terms.

(a)       “Budgeted Lobby Sublease Space Construction Costs” means the total, actual cost to construct the Lobby Sublease Space as reasonably approved by Tenant’s construction lender (so long as such construction lender is a Lending Institution) or as reasonably by Landlord (if, in respect of the Lobby Sublease Space, Tenant has no construction lender which is a Lending Institution), as indicated on a final construction budget approved, as the case may be, by such construction lender or by Landlord (the construction budget for the Lobby Sublease Space having been prepared separately from the overall construction budget for the Improvements, and having been provided to Landlord as a Verified Statement), including the Transaction Price and all other hard and soft costs (other than land acquisition costs above the

Transaction Price), in each case, reasonably allocable, on a square foot basis, to the Lobby Sublease Space.

(b)       “Budgeted Roof Top Garden Construction Costs” means the total, actual cost to construct the Roof Top Garden Space as reasonably approved by Tenant’s construction lender (so long as such construction lender is a Lending Institution) or as reasonably by Landlord (if, in respect of the Roof Top Garden Space, Tenant has no construction lender which is a Lending Institution), as indicated on a final construction budget approved, as the case may be, by such construction lender or by Landlord (the construction budget for the Roof Top Garden Space having been prepared separately from the overall construction budget for the Improvements, and having been provided to Landlord as a Verified Statement), including the Transaction Price and all other hard and soft costs (other than land acquisition costs above the Transaction Price), in each case, reasonably allocable, on a square foot basis, to the Roof Top Garden Space.

(c)       “Lobby Sublease Space Adjusted Gross Revenue” means all (A) revenues, receipts and income of whatever kind and nature of Tenant or any Related Entity, as determined in accordance with Accounting Principles, in any Lease Year, generated from the ownership, operation, leasing, use or occupancy of any Lobby Sublease Space including (1) license fees or other amounts received from any subtenant of such Lobby Sublease Space or its affiliate for the right to maintain signage on the facade of the New Building (but not from the granting of such signage rights to any third party), (2) rentals, fees or other payments from Subtenants (subject to clause (9) below), including any common area maintenance and operating expense, but specifically excluding payments received in reimbursement of utility, PILOT, Theater Surcharge or BID payments made by Tenant, or any Related Entity, (3) the proceeds of insurance received by Tenant with respect to business interruption or rent insurance (but not liability or casualty insurance received by Tenant), (4) security and other deposits which secure other revenues, receipts or income qualifying as Lobby Sublease Space Adjusted Gross Revenues when and to the extent Tenant, after the final resolution of any Subtenant dispute over whether Tenant has the right to retain such security and other deposits, either has the right to retain the same or Tenant has no obligation to refund the same (and excluding security and other deposits to the extent applied by Tenant to reimburse Tenant for reasonable costs incurred in remedying a non-monetary default by the provider of such security or deposit), (5) interest or other investment income earned from time to time by Tenant on deposits or other revenues, receipts or income qualifying as Lobby Sublease Space Adjusted Gross Revenues, (6) amounts recovered in any legal action or proceeding or settlement thereof which reimburses Tenant for a loss of revenues, receipts or income qualifying as Lobby Sublease Space Adjusted Gross Revenues (and excluding any such amounts to the extent reimbursing Tenant for reasonable costs incurred in remedying a non-monetary default by the defendant in such action), (7) construction fees from the performance by Tenant or any Related Entity of construction or construction management services for Subtenants, but only to the extent such fees exceed customary amounts (and excluding such fees to the extent they do not exceed such customary amounts), (8) leasing or brokerage commissions paid to Tenant or any Related Entity in connection with the entering into of a Sublease or the renewal thereof or the expansion of the Demised Space thereunder, but only to the extent Tenant or such Related Entity is not the procuring broker, or if Tenant or such Related Entity is the procuring broker, only to the extent such commissions exceed customary amounts (and excluding such commissions to the extent they do not exceed such customary amounts), and (9) with respect to any Related Entity that is a Subtenant in possession and actual use of its Demised Space, the greater of [a] the rentals, fees or other payments made to Tenant by such Subtenant, including any common area maintenance and operating expense, but specifically excluding payments received in reimbursement of utility, PILOT, Theater Surcharge or BID payments made by Tenant and [b] the fair market rental value of such Demised Space (and with respect to a Related Entity that is a Subtenant not in possession and actual use of its Demised Space, all revenues, receipts and income of whatever kind and nature of such Related Entity generated from the Project, as provided above, shall be included in Lobby Sublease Space Adjusted Gross Revenues) less (B) refunds made upon transactions included within the revenues described in clause (A) above. “Lobby Sublease Space Adjusted Gross Revenues” shall not include any management fee in a customary amount paid by Tenant to any Related Entity to manage the Property.

(d)       “Roof Top Garden Adjusted Gross Revenues” means all (A) revenues, receipts and income of whatever kind and nature of Tenant or any Related Entity, as determined in accordance with Accounting Principles, in any Lease Year, generated from the ownership, operation, leasing, use or occupancy of any Roof Top Garden Space including (1) license fees or other amounts received from any subtenant of such Roof Top Garden Space or its affiliate for the right to maintain signage on the facade of the New Building (but not from the granting of such signage rights to any third party), (2) rentals, fees or other payments from Subtenants (subject to clause (9) below), including any common area maintenance and operating expense, but specifically excluding payments received in reimbursement of utility, PILOT, Theater Surcharge or BID payments made by Tenant, or any Related Entity, (3) the proceeds of insurance received by Tenant with respect to business interruption or rent insurance (but not liability or casualty insurance received by Tenant), (4) security and other deposits which secure other revenues, receipts or income qualifying as Roof Top Garden Adjusted Gross Revenues when and to the extent Tenant, after the final resolution of any Subtenant dispute over whether Tenant has the right to retain such security and other deposits, either has the right to retain the same or Tenant has no obligation to refund the same (and excluding security and other deposits to the extent applied by Tenant to reimburse Tenant for reasonable costs incurred in remedying a non-monetary default by the provider of such security or deposit), (5) interest or other investment income earned from time to time by Tenant on deposits or other revenues, receipts or income qualifying as Roof Top Garden Adjusted Gross Revenues, (6) amounts recovered in any legal action or proceeding or settlement thereof which reimburses Tenant for a loss of revenues, receipts or income qualifying as Roof Top Garden Adjusted Gross Revenues (and excluding any such amounts to the extent reimbursing Tenant for reasonable costs incurred in remedying a non-monetary default by the defendant in such action), (7) construction fees from the performance by Tenant or any Related Entity of construction or construction management services for Subtenants, but only to the extent such fees exceed customary amounts (and excluding such fees to the extent they do not exceed such customary amounts), (8) leasing or brokerage commissions paid to Tenant or any Related Entity in connection with the entering into of a Sublease or the renewal thereof or the expansion of the Demised Space thereunder, but only to the extent Tenant or such Related Entity is not the procuring broker, or if Tenant or such Related Entity is the procuring broker, only to the extent such commissions exceed customary amounts (and excluding such commissions to the extent they do not exceed such customary amounts), and (9) with respect to any Related Entity that is a Subtenant in possession and actual use of its Demised Space, the greater of [a] the rentals, fees or other payments made to Tenant by such Subtenant, including any common area maintenance and operating expense, but specifically excluding payments received in reimbursement of utility, PILOT, Theater Surcharge or BID payments made by Tenant and [b] the fair market rental value of such Demised Space (and with respect to a Related Entity that is a Subtenant not in possession and actual use of its Demised Space, all revenues, receipts and income of whatever kind and nature of such Related Entity generated from the Project, as provided above, shall be included in Roof Top Garden Adjusted Gross Revenues) less (B) refunds made upon transactions included within the revenues described in clause (A) above. “Roof Top Garden Adjusted Gross Revenues” shall not include any management fee in a customary amount paid by Tenant to any Related Entity to manage the Property.

IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

Landlord:

THE NEW YORK TIMES BUILDING LLC

By:	NYT Real Estate Company LLC, member

	By:		/s/ David A. Thurm
Name: David A. Thurm
Title: Manager

By: FC Lion LLC, member

	By:	FC 41st Street Associates, LLC, its managing member

		By:	RRG 8 South, Inc., its managing member

		By:	/s/ David L. Berliner
Name: David L. Berliner
Title: Sr. Vice President

Tenant:

NYT REAL ESTATE COMPANY LLC

By:	/s/ David A. Thurm
Name: David A. Thurm
Title: Manager

SCHEDULE 1

PILOT SCHEDULE

PILOT Year	Office PILOT	Retail PILOT
	(per Taxable Square Foot)	(per Taxable Square Foot)

1	$1.00	$1.00
2	3.00	3.00
3	5.00	5.00
4	7.00	7.00
5	10.00	12.00
6	10.05	12.06
7	10.15	12.18
8	10.31	12.37
9	10.51	12.62
10	10.78	12.93
11	11.04	13.25
12	11.32	13.59
13	11.60	13.92
14	11.89	14.27
15	12.19	14.63
16	12.50	15.00
17	12.81	15.37
18	13.13	15.75
19	13.46	16.15
20	13.79	16.55
21	14.14	16.97
22	14.49	17.39
23	14.85	17.82
24	15.23	18.27
25	15.61	18.73
26	16.00	19.20
27	16.40	19.68
28	16.81	20.17
29	17.83	20.67

EXHIBIT A

THE PROJECT DOCUMENTS (Recitals)

(1)          Agreement of Lease, dated as of the date hereof, by and between 42nd St. Development Project, Inc. (“42DP”) and The New York Times Building LLC (“Developer”).

(2)          Site 8 South Land Acquisition and Development Agreement, dated as of the date hereof, by and among New York State Urban Development Corporation d/b/a Empire State Development Corporation (“ESDC”), 42DP and Developer.

(3)          Site 8 South LADA Guaranty, dated as of the date hereof, by The New York Times Company (“NYTC”), in favor of ESDC and 42DP.

(4)          Site 8 South Declaration of Design, Use and Operation, dated as of the date hereof, by and among ESDC, 42DP and Developer.

(5)          Construction Guaranty, dated as of the date hereof, by NYTC, in favor of 42DP.

(6)          Insurance Guaranty, dated as of the date hereof, by NYTC, in favor of 42DP.

(7)          Site 8 South Project Agreement, dated as of the date hereof, by and among ESDC, 42DP, The City of New York, Developer, NYT Real Estate Company LLC and FC Lion LLC.

(8)          Agreement of Sublease (NYT), dated as of the date hereof, by and among Developer and NYT Real Estate Company LLC.

(9)          Agreement, dated as of the date hereof, by and among the Metropolitan Transit Authority and Developer.

(10)        Vault Sublicense, dated as of the date hereof, by and among the 42DP and Developer.

(11)        Assumption Agreement, dated as of the Lease Assignment Date, by and among 42DP, The New York Times Building Condominium, Developer, NYT Real Estate Company LLC, FC Lion LLC, and FC Lion LLC (to become a Project Document upon its execution and delivery).

A-1

EXHIBIT B

APPROVED CERTIFIED PUBLIC ACCOUNTING FIRMS (§ 1.1(a)(xxxi))

1.                  Arthur Anderson

2.                  Ernst & Young

3.                  Pricewaterhouse Coopers

B-1

EXHIBIT C

FORM OF COLLATERAL ASSIGNMENT (§ 1.1(a)(xxxv))

THIS AGREEMENT, made this                     day of              ,                       , by and among                                                            (“Third Party”), a [insert State] [insert type of entity] having an office at                                            , [Tenant] (“Assignor”), a                                     having an office at [                                     ], and 42ND ST. DEVELOPMENT PROJECT, INC. (“Assignee”), a subsidiary of New York State Urban Development Corporation (“UDC”) d/b/a Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation having an office at 633 Third Avenue, 33rd floor, New York, New York 10017.

W I T N E S S E T H

WHEREAS, UDC and The City of New York (the “City”) have developed, and are in the process of implementing, a rehabilitation and renewal plan for an area of midtown Manhattan surrounding West 42nd Street between Broadway and Eighth Avenue, commonly known as the 42nd Street Development Project; and

WHEREAS, pursuant to an Agreement of Lease (the “Lease”) (the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of                                          , 2001, between Assignee, as landlord, and Assignor, as tenant, Assignee leased and demised to Assignor certain land more particularly described in Exhibit F-2 annexed to the Lease (the “Property”) and all right, title and interest of Assignee in and to all improvements thereon, for the development and operation of the Property in accordance with the terms of the Lease; and

WHEREAS, pursuant to the [construction agreement to be assigned] (the “Agreement”), dated as of                              , between Assignor and Third Party, Third Party has agreed to provide [construction management] services in connection with the Property; and

WHEREAS, as collateral security for payment and performance of Assignor’s obligations under the Lease (the “Obligations”), Assignor desires to collaterally assign to Assignee all right, title and interest of Assignor in and to the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.         Assignor and Third Party hereby consent to the collateral assignment of the Agreement to Assignee pursuant to and on the terms and conditions of this Agreement.

2.         Third Party hereby agrees and confirms that the Agreement and all of its rights and interests thereunder, including, but not limited to, rights to payment or fees, are and, at all times shall be, subject and subordinate to the Lease.

3.         Subject to the provisions of Paragraph 4 hereof, Assignor hereby grants, transfers and assigns to Assignee all of Assignor’s right, title and interest in and to, and the right to have uninterrupted use and enjoyment of the benefits under, the Agreement and all present and future amendments thereto. The foregoing assignment is subject to any assignment by Assignor of the Agreement to any Recognized Mortgagee and the rights of any Recognized Mortgagee thereunder. Assignor and Third Party covenant and agree to execute such further and additional instruments and assignments as may be requested by Assignee to vest in Assignee all rights and interest of Assignor under the Agreement. The Agreement is assigned hereunder for the purpose of securing the payment and performance by Assignor of its Obligations.

4.         This Assignment is made upon the condition that for so long as there shall be no Event of Default on the part of Assignor or reentry upon the Property by Assignee pursuant to the terms of the Lease, Assignor shall have the right to exercise all rights, options and privileges extended to Assignor under the terms of the Agreement. Such right of Assignor shall be automatically revoked upon the occurrence of an Event of Default and thereafter, subject to the rights of any Recognized Mortgagee to which the Agreement has been assigned, the right is hereby expressly given to Assignee to enforce the terms of the Agreement in the same manner and with the same force and effect as if Assignee had originally executed the Agreement as the owner of the Property. After the occurrence of an Event of Default and the failure of the Recognized Mortgagee(s) to cure such Event of Default, Assignee may elect by written notice to Third Party given within sixty (60) days after such failure by the Recognized Mortgagee(s) (i) to terminate the Agreement effective upon such notice or (ii) to assume all of the rights and obligations of Assignor under the Agreement. If Assignee shall assume such rights and obligations, the Agreement shall thereby be deemed amended to reflect the following:

(a)       All rights, interests, benefits and other privileges of Assignor under the Agreement shall terminate and Assignee shall succeed to and shall have all the rights, interests, benefits and other privileges of Assignor under the Agreement and Third Party shall perform all of its obligations and agreements under the Agreement for the benefit of Assignee. All references in the Agreement to Assignor shall be read to apply to Assignee.

(b)       Other than a monetary default by Assignor under the Agreement, Assignee shall not be responsible or liable for any representation or warranty made by Assignor or any act, omission or default by Assignor which occurred prior to the assumption by Assignee of the Agreement, and each such act, omission or default shall be deemed to have been waived by Third Party and shall not constitute grounds for the termination of the Agreement by Third Party or for any other claim or liability against Assignee.

(c)       The obligations, responsibilities and liabilities of Assignee under the Agreement shall be limited to and enforceable only against Assignee’s interest in the Property and not out of or against any other assets or properties of Assignee.

5.         Assignor and Third Party, jointly and separately, hereby warrant and represent to Assignee as follows:

(a)       Each of them has the full and complete right, power and authority to execute, deliver and perform this Assignment and has taken all necessary corporate and partnership action, to authorize the execution, delivery and performance of this Agreement;

(b)       Neither of them has made a prior assignment, pledge or hypothecation of any of the rights under the Agreement except to a Recognized Mortgagee;

(c)       The Agreement is in full force and effect on the date hereof, has not been amended or modified in any way and the performance of the other party thereto is subject to no defenses, set-offs or counterclaims whatsoever and this Assignment and the Agreement constitute the valid, binding and enforceable obligations of the parties thereto;

(d)       There exists no event, condition or occurrence which constitutes, or which with notice and/or the passage of time would constitute, a material breach of or default under any term or condition of the Agreement; and

(e)       Neither of them has done, nor shall either of them perform any acts or omissions which might prevent Assignee from exercising its rights under this Agreement, or which might limit Assignee in such exercise.

6.         Assignor and Third Party agree faithfully to observe and perform each and every one of the obligations and agreements imposed upon them under the Agreement. From and after the date hereof and without the prior written consent of Assignee, not to be unreasonably withheld or delayed, (a) no term or provision of the Agreement (including any exhibit thereto) may be altered, modified or amended in any material respect, (b) Assignor may not waive any material right under the Agreement, (c) neither Assignor nor Third Party may terminate or cancel the Agreement, and (d) neither Assignor nor Third Party may assign any interest, right or obligation under the Agreement or consent to any assignment by the other party of any such interest, right or obligation (other than an assignment to a Recognized Mortgagee or to or by Assignee ), and any of the foregoing acts, if done without such consent of Assignee, shall be null and void ab initio.

7.         Assignee shall not be obligated to perform or discharge, nor shall it by acceptance of this Assignment be deemed in any manner to have assumed any of the duties or obligations under, the Agreement or be under any obligation to perform or discharge any of the obligations thereunder, unless and until Assignee elects to assume, subject to Paragraph 4(b) hereof, all of the rights and obligations of Assignor under the Agreement, nor shall Assignee be liable to any person by reason of any default by any party under the Agreement, including any default by Assignor or any other person arising prior to such assumption by Assignee. Assignor shall perform and discharge all such duties, obligations, and liabilities and hereby agrees to indemnify and hold Assignee harmless from and against any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees and expenses) which Assignee may incur under or by reason of this Assignment, or for any action taken by Assignee hereunder, or by reason of or in defense of any and all claims and demands whatsoever which may be asserted against Assignee arising out of the Agreement. In the event Assignee incurs any such liability, loss, cost, damage or expense, the amount thereof together with all reasonable attorneys’ fees and disbursements shall be payable by Assignor to Assignee immediately, without demand.

8.         All notices and other communications required or permitted to be given to, or served pursuant to, this Agreement, or otherwise, shall be in writing and shall be deemed to have been duly given and delivered for all purposes (a) when personally delivered to a party or authorized representative of a party, (b) when received, if delivered by a nationally recognized overnight courier service, delivery prepaid, (c) three (3) days after deposited in the United States mail, if delivered by registered or certified United States mail, postage prepaid, return receipt requested, or (d) when received, by telecopy (and confirmed by mail in the manner described above) addressed to the party to be notified at such party’s address set forth herein. All notices and other communications under this Agreement shall be given to the parties hereto at the address set forth below, or such other address as may be specified in a notice designated as a notice of change of address.

if to Third Party:

with a copy to:

if to Assignor:	The New York Times Company 229 West 43rd Street New York, New York 10036 Attention: General Counsel Fax No. ( )

and

c/o Forest City Ratner One Metro Tech Center, North Brooklyn, New York 11201 Attention: General Counsel Fax No. ( )

and

INGREDUS Site 8 South LLC c/o Clarion Partners 335 Madison Avenue New York, New York 10017 Attn: Mr. Charles Grossman Fax No. ( )

with copies to:	The New York Times Company 229 West 43rd Street New York, New York 10036 Attention: Director of Real Estate Fax No. ( )

Swidler Berlin Shereff Friedman LLP Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Martin D. Polevoy, Esq. Fax No. ( )

Kelley Drye Warren LLP 101 Park Avenue New York, New York 10178 Attention: James J. Kirk, Esq. Fax No. ( )

INGREDUS Site 8 South LLC c/o Clarion Partners 601 13th Street, N.W. Suite 450 North Washington, DC 20005 Attn: Mr. Martin Standiford Fax No. ( )

Skadden Arps Slate Meagher & Flom LLP Four Times Square New York, New York 10036 Attn: Benjamin F. Needell, Esq. Fax No. ( )

if to Assignee:	42nd St. Development Project, Inc. 633 Third Avenue, 33rd floor New York, New York 10017 Attn: President Fax No. (212) 803-3838

with copies to:	New York City Economic Development Corporation 110 William Street New York, New York 10038 Attention: President Fax No. (212) 312-3913

New York City Law Department

100 Church Street New York, New York 10007 Attention: Chief, Economic Development Division Fax No. (212) 227-5648

Shearman & Sterling 599 Lexington Avenue New York, New York 10022-6069 Attention: Chris M. Smith, Esq. (3578/13) Fax No. (212) 848-7300

Pillsbury Winthrop LLP One Battery Park Plaza New York, New York 10004-1490 Attention: Max Friedman, Esq. Fax No. (212) 858-1500

New York State Urban Development Corporation d/b/a Empire State Development Corporation 633 Third Avenue New York, New York 10017 Attention: 42nd St. Development Project, Inc. Fax No. ( )

9.         The acceptance of this Assignment shall not constitute a waiver of any of the rights and remedies of Assignee under the Lease. Further, nothing contained in this Assignment and no act or action taken or done, or omitted to be taken or done, by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of any of its rights and remedies against Assignor in connection with, or in respect of, any of the Obligations. The right of Assignee to collect and enforce collection and performance of the Obligations and to enforce any other security and collateral therefor held by it may, to the extent permitted by law, be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by Assignee hereunder.

10.       Assignor shall execute and deliver, or cause to be executed and delivered, to Assignee all other instruments, certificates and agreements as Assignee may reasonably require, including, but not limited to, estoppel certificates stating that this Assignment or the Agreement is in full force and effect and that there are no defenses or offsets thereto (or if this Assignment or the Agreement is not in full force and effect or there are any defenses or offsets thereto, specifying in reasonable detail such matters), to effect, confirm or assure the rights and remedies intended to be granted to Assignee under this Assignment.

11.       If all or any portion of any provision of this Assignment shall be held to be invalid, illegal or unenforceable in any respect or in any jurisdiction, then such invalidity, illegality or unenforceability shall not affect any other provision hereof and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein.

12.       This Assignment may not be changed or terminated except by an agreement in writing, signed by the party against whom enforcement of the change is sought. This Assignment shall be governed by and construed in accordance with the law of the State of New York. All terms and words used in this Assignment, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

13.       This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and to the City of New York as holder of a reversionary estate in the Property.

14.       No director, member, officer, employee, agent or other person authorized to act on behalf of any of the parties to this Agreement shall have any personal liability in connection with this Assignment or any failure of any of the parties hereto to perform its respective obligations under this Assignment. The liability of Assignor, EDC, ESDC, 42DP and the City under this Assignment shall be limited pursuant to Article 18 of the Lease. Nothing in the foregoing, however, shall limit the liability of the guarantor under the Construction Guaranty including, without limitation, for payments made by Assignee to Third Party under the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the day and year first above written.

[Tenant]

By:
Name:
Title:

42ND ST. DEVELOPMENT PROJECT, INC.

By:
Name:
Title:

[Name of Third Party]

By:
Name:
Title:

EXHIBIT D

FORM OF CONDOMINIUM DECLARATION (§ 1.1 (a)(xIvii))

See Item 76 – Declaration of Leasehold Condominium.

EXHIBIT E-1

DESIGN, CONSTRUCTION AND MAINTENANCE REQUIREMENTS FOR
CONSTRUCTION OF BRIDGES AND FENCING (§ 1.1(a)(lxx)(A))

Site 8S: Exhibit E 1 Design, Construction and Maintenance Requirements for Construction Bridges and Fencing October 4, 2001

This Exhibit is a part of the Design, Use and Operation Requirements (“DUO”). Unless otherwise specified, the requirements set forth in this Exhibit are in addition to the requirements set forth in the other Exhibits that comprise DUO. In no event shall satisfaction of the requirements herein be deemed to be satisfaction of the requirements of any of the other Exhibits of DUO.

1.0                  Purpose and Applicability

This Exhibit defines the minimum requirements to be used for the design, construction and maintenance of construction bridges and fencing to be erected as part of the Forty-Second Street Development Project (the “Project”). These standards are meant to meet or exceed the requirements of Article 19 of the New York City Buildings Laws (“Article 19”). In any instance where a standard or requirement described herein does not meet the minimum requirement defined by Article 19, the Department of Buildings’ standard shall apply. If any standard or requirement described herein is prohibited by Requirements, then Tenant shall comply with the applicable Requirements.

1.2                 At least two months prior to the commencement of the Construction Phase (as described in Section 2.0), a complete set of bridge and fencing drawings and graphics plans (the “Plans”) shall be completed in accordance with the standards contained herein and shall be submitted to Landlord for review and approval. In no event shall any excavation work occur before Landlord’s approval of the Plans. If the submission is complete and in conformance with the requirements herein, Landlord shall complete its review within fifteen (15) business days following receipt of an initial submission. However, if the submission is incomplete and not in conformance with the requirements herein, Landlord shall have thirty (30) business days following receipt of an initial submission hereunder. Landlord shall have twenty-one (21) business days following receipt of revisions thereof or receipt of additional information required by Landlord in reviewing the Plans to approve or reject same. If Tenant wishes to modify previously approved Plans, Landlord shall have thirty (30) business days from receipt thereof to approve or reject same. Landlord’s failure to timely approve or reject shall be deemed an approval. In the case of any proposed modification, Landlord may not disapprove any matter previously submitted and approved or deemed approved, except to the extent that such modification affects the matter so approved or deemed approved.

2.0                  Phases

2.1                 There shall be three (3) distinct phases of construction bridges and/or fencings, except as noted below, in accordance with the following requirements.

2.1.1       Demolition Phase

This phase shall commence with commencement of demolition on the site and shall continue until all demolition on the site is complete (the “Demolition Phase”), subject to extension as described in 2.1.2 below and with the exception noted below. During the Demolition Phase, demolition bridges and fencing shall be provided in accordance with the Requirements.

Lighting shall be provided at the soffit of construction bridge decking to achieve a minimum level of ten (10) foot candles illumination measured at the pavement.

Notwithstanding the foregoing, if demolition is conducted in phases, Tenant, after completion of demolition of any building(s), shall clear all demolition debris, remove the Demolition Phase bridges and fencing and shall grade and enclose the demolished portion of the site with a fence which shall be installed on the property line which is on a public right of way and in accordance with the requirements described in Section 3 herein. Additionally, lighting shall be installed on the fence to achieve a minimum level of ten (10) foot candles illumination measured at the pavement. The demolished portion of the site shall be kept free of litter.

2.1.2       Interim Phase

This phase shall commence upon completion of the Demolition Phase and shall continue until commencement of the Construction Phase (the “Interim Phase”) provided that if Tenant shall commence excavation on the site within three (3) months after the completion of all demolition on the site, there shall be no Interim Phase and the Demolition Phase shall be extended until the commencement of the Construction Phase, as hereinafter defined. During the Interim Phase on the site, the site shall be cleared of debris, graded and fully enclosed by a fence. This fence shall run the entire length of each property line which is on a public right of way, and shall be completed in accordance with the requirements described in Section 3 herein. The demolished portion of the site shall be kept free of litter.

2.1.3       Construction Phase

This phase shall commence with excavation on the site and continue until the construction bridges and fencing are removed pursuant to the Requirements (the “Construction Phase”). During the Construction Phase, there shall be a solid, protective fence constructed at the property line, and a construction bridge designed, built, and maintained in accordance with the standards set forth in

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Section 4 herein. If, however, Tenant is issued a valid sidewalk closing permit, and if Landlord does not object thereto, which objection shall be based solely on a determination that a sidewalk closing will unreasonably interfere with pedestrian traffic, then Tenant shall have the option either to build construction bridges or protective fencing as more fully set forth in Section 7.0 hereof.

3.0                  Design Program for Interim Phase Fences

Interim Phase fencing shall be of one inch space vinyl coated chain link, mounted on supports not more than twelve feet (12’) apart. Such fencing shall not be less than eight feet (8’) in height.

The fencing, including supports, shall be of bright primary colors. Lighting shall be installed on the fencing to achieve a minimum level of ten (10) foot candles illumination at the pavement.

4.0                  Design Program for Construction Phase Fences and Bridges

4.1                 Construction Bridge Heights

All construction bridges shall be at least fifteen feet (15’) in height measured from the sidewalk to the underside of the structural support system.

4.2                 Construction Bridge Widths

Construction bridge scaffolding along 8th Avenue shall be a minimum of twelve feet (12’) wide and along 40th and 41st Streets shall be a minimum of ten feet (10’) wide. If the site logistics allows for wider bridge, the bridge width along 8th Avenue shall be (15’) feet.

No central column supports are permitted unless a bridge width is more than fifteen (15’) feet.

4.3                 Painting and Scaffolding

All exposed scaffolding shall be painted in bright primary colors.

4.4                 Construction Fencing

Protective fencing shall be erected at the property line, to create a solid continuous face for the height of the construction bridge or fifteen feet (15’), whichever is greater. The side of the fence that faces the pedestrian right-of-way shall be a smooth faced and uniform material such as plywood, with as few seams as practicable. The fencing shall be painted in bright primary colors. Graphics or theatrical and/or other advertising sign boards may be provided on the fencing.

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4.5                 Gate Location

Gates for delivery of materials and equipment entrances shall be located away from major pedestrian and vehicular thoroughfares to the extent practical.

4.6                 Construction Bridge Decking

Bridge roof decking materials that are visible to pedestrians shall be painted in high gloss reflective finish. Seams shall be made watertight and provisions made for adequate stormwater disposal points at the curbside edge. Lighting shall be provided at the soffit to a minimum level of ten (10) foot candles illumination measured at the pavement. Landlord reserves the right to require increased levels of illumination for security purposes.

4.7                 Construction Bridge Fascia

The height of the fascia for construction bridges shall be an average of twelve feet (12’) along 8th Avenue, except that the average height of the fascia may be less than twelve feet (12’) to achieve the construction bridge widths required per Section 4.2 above. The height of the fascia for construction bridges along 40th and 41st streets shall be per the Requirements. The fascia shall be made of exterior grade plywood and shall be painted with graphics in bright primary colors.

As an alternative to the graphics described above, Tenant may provide advertising posters and commercial graphics on the fascia. In either case, the fascia shall be lit to seventy-five (75) foot candles measured at the fascia.

5.0                  Project Sign

During Demolition, Interim and Construction Phases Tenant shall provide one Project sign on the site. The location, dimension and design of the Project sign shall be approved by Landlord within five (5) business days of its submission to Landlord.

6.0                  Continuing Maintenance of Construction Bridges and Fencing

In order to maintain a bright, clean and attractive setting, bridges, fences and pedestrian ways shall be maintained during all phases of construction (including demolition) and the Interim Phase, if any, in accordance with the following requirements:

A.                      Sidewalks: Sidewalks shall be swept at the close of every construction day.

B.                        Lighting: Lighting shall be maintained with prompt replacement of any bulb which is burnt out or damaged.

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C.                        Bridges and Fences: Bridges and fences shall be maintained in good condition. Graffiti shall be promptly removed.

7.0                  Sidewalk Closing

8th Avenue shall remain open to pedestrians during all phases of the construction work. However, Tenant, upon approval by Landlord and the New York City governmental agency having appropriate jurisdiction, may close 40th and 41st Street sidewalks adjacent to the construction site during demolition or construction. In such case, Tenant shall have the option to erect either construction bridges or protective fencing. If Tenant elects to build construction bridges, then the same shall be built in accordance with the requirements of Section 4.0 hereof. If Tenant elects to construct protective fencing, then the same shall be erected in accordance with the Requirements and in compliance with the following requirements:

A.                      The height of the protective fencing shall be a minimum of eight feet (8’);

B.                        The side of the fencing that faces the street shall be a smooth faced and uniform material such as plywood and with as few seams as practicable; and

C.                        Fencing shall be painted in high gloss reflective finish in bright primary colors with graphics.

8.0                  Temporary Changes to this Program by Tenant

Tenant may make temporary changes to this Program, without Landlord’s approval, only to the extent that such changes are: (i) necessary to comply with Requirements; (ii) necessitated by physical conditions which were neither known, nor reasonably capable of being known by Tenant on the date the plan was submitted to Landlord under Subsection 1.2 hereof; or (iii) necessary to comply with sound construction practices. A temporary change as used herein shall mean a modification of this Program which has a duration of thirty (30) days or less. Tenant shall inform Landlord of any such change as soon as possible, but in no event not later than ten (10) days prior to installing the temporary change.

9.0                  Alternative Proposal

Tenant may submit alternative proposals for the construction bridges program and the Landlord in its sole discretion may alter the requirements if the alternative proposal meets the purpose of the construction bridges requirements contained herein and creates the same level of safety and the same high level of visual impact. Plans for the alternative proposal shall be sufficiently detailed to enable review of the proposal for compliance with the requirements of this Exhibit E 1. Time frames for review shall be the same as described in Section 1.2.

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EXHIBIT E-2

HISTORIC PRESERVATION PROTECTION PLAN FOR CONSTRUCTION
ADJACENT TO HISTORIC STRUCTURES (§ 1.1(a)(1xx)(B)

Site 8S: Exhibit E 2 Historic Preservation Protection Plan for Construction Adjacent to Historic Structures October 4, 2001

This Exhibit is part of the Design, Use and Operating Requirements (“DUO”). Unless otherwise specified, the requirements set forth in this Exhibit are in addition to the requirements set forth in the rest of the Lease, including in the other Exhibits that comprise DUO.  In no event shall satisfaction of the requirements herein be deemed to be satisfaction of the requirement of any of the other Exhibits of DUO or any other requirements of the Lease. In the event the requirements of this Exhibit conflict with the Lease, the requirements of this Exhibit shall control.

Capitalized terms used but not defined in this Exhibit have the meanings given them elsewhere in the Lease.

1.0      General

With respect to all construction that might affect the interior and/or exterior of the Liberty Theater and the Empire Theater and the 42nd Street facade of the Harris Theater (as identified with a “PF” symbol on Attachment A attached hereto) (the “Adjacent Historical Structures”), Tenant shall strictly adhere to the “Historic Preservation Program and Protection Plan” set forth in this Exhibit. As used in this Historic Preservation Program and Protection Plan, the terms “Preservation”, “Restoration” and “Reconstruction” shall have the following meanings:

“Preservation” or “Preserve” means stabilizing a building or element of a building by preventing further change or deterioration. Preservation, since it takes the structure as found, does not relate to a specific period in time.

“Restoration” or “Restore” means putting an Adjacent Historical Structure or element of an Adjacent Historical Structure as nearly as is physically practicable into the form it held at the particular date or period in time when it acquired its significance. This often requires the removal of work which is not “of that period”.

“Reconstruction” or “Reconstruct” means the recreation of an Adjacent Historical Structure or element of an Adjacent Historical Structure to its original design based on Historical evidence (archaeological, architectural, photographic, etc.). This applies to existing elements that (i) have missing ornamental sections (e.g. missing section of a cornice), or (ii) are missing a section of a repeated ornamental series (e.g. a missing flower in a repeated pattern).

2.0      Protection Plan for Construction on Buildings Adjacent to the Historic Structures

Tenant shall establish and carry out a construction procedure (“Protection Plan”) which will protect the structural integrity and individual building elements of the Adjacent Historical Structures during all times of Construction Work and Alterations. Tenant shall engage structural and geo-technical engineers who are regularly engaged in the monitoring and protection of historic buildings, have completed at least five (5) projects of similar scope and scale and are reputable in their field (“Tenant’s Engineer”) to prepare the Protection Plan. The Protection Plan shall be based on an investigation by Tenant of (1) the structural supports and foundation systems of Adjacent Historical Structures, and (2) all subsurface data concerning rock, earth or water levels for areas of construction adjacent to such Adjacent Historical Structures. However, the Tenant shall not be responsible for certifying the structural stability of the existing Adjacent Historical Structures. Upon advance notice from Tenant, Landlord shall diligently endeavor to provide Tenant access to Adjacent Historical Structures both as soon as possible and prior to and during periods of construction for the purpose of carrying on its obligations hereunder. The Protection Plan shall include, but not be limited to, a description of the following measures:

A determination by Tenant’s Engineer of whether the Adjacent Historical Structures could be adversely affected by the proposed construction, including demolition on the site. In the event Tenant’s Engineer concludes that there will be no adverse affect to the Adjacent Historical Structures, then Tenant’s Engineer shall submit a report explaining, to Landlord’s reasonable satisfaction, his or her conclusions. Provided that Landlord is satisfied with such report, no further work shall be necessary and the requirements listed below (1 through 9) shall not apply. Further, no additional work or determinations shall be required for any of the Adjacent Historical Structures.

In the event it is determined that any of the Adjacent Historical Structures could be adversely affected by construction, the following shall also be included in the Protection Plan;

(1)                    a tru photographic survey of the interior and the exterior of the Adjacent Historical Structures taken before any construction shall commence at the Property, including demolition:

(2)                    an assessment and inventory of vibration sensitive elements in Adjacent Historical Structures and a description of measures to be taken to secure and protect those elements, establishing maximum particle velocity and frequency levels, location of crack monitors, tilt meters, surveyors’ tell tales and seismic monitoring devices, and schedule and methodology of monitoring of such equipment including seismic recordings and reporting including central office connection;

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(3)                    a site logistics plan, including a description of the location of the following: site access and unloading, hoisting and storage of materials and equipment, and location and reach of cranes and hoists. The plan shall also describe measures to be taken to avoid any damage to the Adjacent Historical Structures including placement of bollards, guard rails, curbs, supervisory personnel, construction sheds, catchalls and other devices for the protection of the roof and walls of the Adjacent Historical Structure from falling debris, and protection from and isolation of sources of dust;

(4)                    a description of measures for protecting the plaster ornamentation in the interior and the historic façades of Adjacent Historical Structures;

(5)                    identification of equipment and procedures to be used for all demolition and excavation work, including controlled test blasting;

(6)                    protection and repair of any walls and foundations of Adjacent Historical Structures during construction including tie backs and bracing;

(7)                    test borings;

(8)                    channel drilling or equivalent protective technique; and

(9)                    schedule of walk-throughs with Landlord’s engineer of Adjacent Historical Structures during and at the conclusion of each construction phase (i.e., the demolition phase, the foundation and excavation phase, and the above-grade construction phase) and rephotographing the Adjacent Historical Structures at the completion of each construction phase.

Tenant shall select contractors that employ skilled technicians for executing the work as specified by the plan. Each technical worker shall have performed and completed the same type of work required on at least three (3) projects.

3.0                  Review of Plans

The Protection Plan shall be submitted in writing for approval to Landlord. If Tenant desires, the Protection Plan may be submitted in three phases: the demolition phase plan, the foundation and excavation phase plan, and the above-grade construction phase plan. The Protection Plan shall be submitted no later than sixty (60) business days prior to commencement of construction. (For purposes of the Protection Plan, commencement of construction shall include demolition.) Landlord shall review the Protection Plan within twenty (20) business days after the date of submission thereof by Tenant. Additional information provided subsequently to submission of the Protection Plan, major resubmissions or major modifications to the Protection Plan shall be reviewed in fifteen (15) business days; resubmissions for minor clarifications or minor modifications shall be reviewed within ten (10) business days. In no event shall Tenant commence any

3

construction upon the Property until the Protection Plan has been approved by Landlord. If certain existing physical conditions cannot be determined at the time of initial submissions, such information shall be provided and the Protection Plan shall be updated as soon as the information is available. No work may be performed without understanding its impact on the Adjacent Historical Structures and prior implementation of protection measures. If the Protection Plan is submitted in three phases, in no event shall Tenant commence any of the aforementioned phases until the Protection Plan for that phase has been approved by Landlord, which approval with respect to the requirements of this Exhibit E 2 only shall be granted if the Protection Plan will protect the structural integrity and individual building elements of the Adjacent Historical Structures during the construction.

Tenant shall submit reports until all construction is complete, prepared in consultation with Tenant’s Engineer, reflecting the status of the construction and conformity with construction procedures as required by the Protection Plan to Landlord. Such reports shall be submitted monthly by the 15th day except that during any period in which explosives are used and for so long as the foundation is being poured, such reports shall be submitted every week. Landlord shall have the right to perform periodic site inspections with notice to Tenant and to consult with Tenant’s Engineer after notifying Tenant concerning the results of such inspections.

From the commencement until construction has reached a point where there is no further chance of inducing vibrations in the Adjacent Historical Structures, Tenant shall submit to Landlord seismic and tilt meter monitoring reports on a daily basis. If any seismic reading and/or frequency level exceeds the levels established as the maximum levels in accordance with Section 2.0 (2), Tenant and Tenant’s Engineer shall promptly notify Landlord and construction activities which may have caused the frequency levels to be exceeded shall immediately be halted. Tenant’s Engineer in consultation with Landlord, shall also determine the damage and determine if repair or stabilization or other remedial work to any element of an Adjacent Historical Structure is required. Tenant’s Engineer, in consultation with Landlord, shall also determine appropriate adjustments to the construction activities to bring seismic readings and/or frequency levels within the limits established as the maximum levels in accordance with Section 2.0 (2).

If any damage to an Adjacent Historical Structure is found, Landlord shall consult with Tenant and Tenant’s Engineer and the two mutually shall agree as to any remedial work to be performed to repair the damage or to stabilize a building element (“Remediation Plan”). If repair or stabilization or other remedial work is required, Tenant and Tenant’s Engineer shall submit the Remediation Plan to Landlord for approval, which approval shall be granted or denied within ten (10) business days after receipt thereof. Landlord’s failure to notify Tenant of its approval or rejection of the Remediation Plan within the ten (10) business day period shall be deemed an approval thereof. If Landlord rejects the Remediation Plan proposed by Tenant and Tenant’s Engineer, Landlord shall state its reasons therefor and thereafter Tenant and Tenant’s Engineer and Landlord shall work together as expeditiously as possible to prepare a mutually acceptable Remediation Plan.

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No construction activities that could cause damage or are believed to have caused damage to the Adjacent Historical Structures shall proceed until the Remediation Plan is approved by Landlord. The Remediation Plan shall be approved if, in Landlord’s sole discretion, it will protect the structural integrity and special feature of the Adjacent Historical Structures. This shall not preclude Tenant’s Engineer and Landlord from agreeing on and implementing a remediating course of action prior to Landlord’s formal approval of the Remediation Plan. Tenant shall be responsible for the Preservation, Restoration and Reconstruction of any damage in an Adjacent Historical Structure and the cost of such work, regardless of whether the damage involved a work stoppage. Tenant shall also be responsible for any damage to non-historic elements in an Adjacent Historical Structure and shall return such elements to the condition they were in prior to the commencement of the construction. Tenant shall be responsible for the cost of such work regardless of whether the damage involved a work stoppage.

In the case of an emergency, Tenant may immediately take such actions as it reasonably believes in its professional judgment are necessary to prevent further damage prior to Tenant submitting a Remediation Plan to Landlord. Landlord may, in its sole discretion, require Tenant to remove and/or reverse such emergency measures if it reasonably believes that the result of such work is (i) causing further damage or (ii) more effectively achieved through alternative measures.

Landlord shall have the right to perform periodic site inspections with notice to Tenant and to consult with Tenant’s Engineer after notifying Tenant concerning the results of such inspections. Landlord shall have the right to attend construction job meetings when issues related to historic preservation and protection of Adjacent Historical Structures are discussed.

All Landlord reviews shall be for conformance with the requirements herein. In the case of any proposed modification, Landlord may not disapprove any matter previously submitted and approved, except to the extent such modification affects the matter so approved.

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W. 43 RD
ST.
SEVENTH
AVE.
W. 41ST
SUBWAY
STATION
QUEENSBORO SUBWAY
CARTER HOTEL
THEATRE
APOLLO THEATRE
LYRIC THEATRE
VICTORY THEATRE
RIALTO BLDG.
TIMES SQ. THEATRE
RESTAURANT
CASE BLDG
PF: Harris Theater Façade
PF
Empire Theater
PF
Liberty Theater
CANDLER BLDG.
NEW AMSTERDAM THEATRE
PARKING
994
993
BANK
COWAN BLDG
GARAGE
HERALD TRIBUNE ANNEX
N.Y. HERALD TRIBUNE
Site 8S
LOFTS
HERMITAGE FARM
OPEN 1/2
FRESHMAN BLDG
BLOOMINGDALE ROAD

SITE 8S; EXIHIBIT E2

ATTACHMENT A

PF - Adjacent Historical Structure

42nd Street Development Project

NYDO

[MAP]

EXHIBIT E-3

STREETSCAPE IMPROVEMENT DESIGN PROGRAM (§ 1.1(a)(lxx)(C))

Site 8S: Exhibit E 3
Streetscape Improvement Design
Program
October 4, 2001

This Exhibit is a part of the Design, Use and Operation Requirements (“DUO”). Unless otherwise specified, the requirements set forth in this Exhibit are in addition to the requirements set forth in the other Exhibits that comprise DUO. In no event shall satisfaction of the requirements herein be deemed to be satisfaction of the requirements of any of the other Exhibits of DUO.

1.0                  Definitions

“Building Line” shall mean a straight line connecting the portions of the facade of the building at street level which are closest to the Roadbed.

“Curb” shall mean the area of the Sidewalk adjacent to the Roadbed which differentiates the Sidewalk from the Roadbed of the adjacent street.

“Roadbed” shall mean the portion of the street adjacent to the Sidewalk on which motor vehicles may travel.

“Sidewalk” shall mean the area between the curb of the nearest adjacent street and the Building Line.

“Street Furniture” shall mean any permanent three-dimensional object located on the Sidewalk.

2.0                  Purposes and Applicability

These standards specify design requirements for streetscape improvements on the sidewalks adjacent to the site. Streetscape improvements include sidewalk paving and street furniture.

It is the purpose of these standards to ensure the provision of streetscape improvements that create an attractive and functional environment that will also allow for the creation of a real New York City street that appears unplanned and frankly commercial in character. While recognizing that it is important to minimize obstructions and hazards which inhibit safe, efficient pedestrian flow, these standards must also allow for a certain amount of temporary and/or permanent commercially related elements to be located in the sidewalk area.

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3.0                  Requirements

3.1                 Sidewalk Paving

Curb

The Curb shall be composed of concrete covered with a steel face as per the Requirements. The Curb shall be five (5) inches wide and shall run along the entire length of the Sidewalk adjacent to the Roadbed. It shall be constructed so as to minimize joints between portions of the Curb. Dropped Curbs shall be provided at all street comers in accordance with the Requirements.

Sidewalk

All Sidewalks in the Project Area shall be replaced. The Sidewalk shall be composed of sparkle concrete per the standards described in Attachment A. Any joints between such sections shall be located so that they create a uniform design on pattern in the Sidewalk.

Grates

Grates other than those existing as of the date hereof (see Attachment B) are prohibited on the 8th Avenue Sidewalk. Best efforts shall be made to minimize new grates on the 40th and 41st Street Sidewalks.

Roadbed

If Tenant is required, pursuant to any Requirement, to construct or reconstruct the Roadbed, it shall be constructed or reconstructed in accordance with specifications established by the New York City Department of Transportation.

3.2                 Street Lighting

In the event that any of the existing lighting fixtures are damaged during construction, they shall be repaired or replaced in kind, if necessary.

3.3      Street Furniture

Street Furniture will be the standard equipment used by the City of New York.

3.4      Street Signs

Tenant shall comply with such uniform standards (including locations and design of traffic, building identification and street signs) for signage for public street areas, as are established by the New York City Department of Transportation. Other than meeting those requirements that may be established by the New York

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City Department of Transportation, no attempt shall be made to create a unified of coordinated system of building identification on the site or among the Project Area premises.

4.0                  Streetscape Completion Date

The streetscape improvements described herein shall be installed no later than Substantial Completion (“Streetscape Completion Date”).

5.0                  Submission and Review Requirements

Tenant shall prepare final plans and specifications for streetscape improvement design (“Plans”) and shall submit them to Landlord no later than ninety (90) days prior to installation. Landlord shall review such Plans within twenty (20) business days. Plans shall be submitted in sufficient detail so that Landlord can determine compliance with the requirements of the Streetscape Improvement Design Program.

In the event Tenant can demonstrate to Landlord’s reasonable satisfaction the need to submit Plans in accordance with a submission schedule which varies from the one described herein, Landlord shall, at such time, in its sole discretion, determine the appropriate submission schedule.

From and after the Streetscape Completion Date, such streetscape improvements shall comply in all respects with the requirements of this Streetscape Improvement Design Program.

6.0                  Alternative Proposals

Tenant may submit for Landlord’s review and approval alternative proposals to the requirements herein. Landlord in its review shall consider whether the alternative proposal meets the goals of the Streetscape Improvement Design Program.

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Attachment A

Specifications for Sparkle Concrete Sidewalk

The concrete sidewalk shall in the minimum meet the New York City Department of Transportation specifications for concrete sidewalks.

In addition, the concrete shall be colored with a color conditioning, single component, water reducing, set controlling admixture as manufactured by L.M. Scofield Company, New York, New York, brand name Chromix Admixture, or an approved equal. The Chromix Admixture or its equivalent in no case shall contain calcium chloride. The color shall be mutually selected by the Tenant and the Landlord. Type and brand of cement, and aggregate source shall not be changed during construction, and the coloring shall be blended with concrete in accordance with the manufacturer’s specifications. The coloring shall be uniform throughout the concrete section.

In addition, after the concrete has been floated and the surface water has disappeared, Silican carbide grit (Anti Hydro Silicarbid or approved equal) shall be broadcast over the surface at the rate of 3/8 1b. per sf. The AH Silicarbid grit shall be evenly placed throughout and floated into the surface of the concrete in accordance with the manufacturers’ recommendations.

Detail specifications for the concrete sidewalk shall be prepared by the Tenants architects and shall be submitted with the Plans for approval by the Landlord in accordance with the Lease terms.

Sample of the concrete panels (total dimension 5’ x 10’ minimum) shall be poured and cured at the Site for the approval of the Landlord prior to final construction of the sidewalk areas.

41st Street
40th Street
8th Avenue
Site 8S
8A
8B
8C
40A
40B
40C
40D
41A
41B
28'
10'
10'
1'6"
55'
6'
1'
6'
3'4"
1'6"
10'

Grate	Dimension
8A	45'x4'
8B	30'x4'
8C	50'x4'
40A	10'x3'4"
40B	10'x3'4"
40C	11'x3'4"
40D	10'x3'x4"
41A	6'x3'
41B	6'x3'

Note: All dimensions are approximate

SITE 8S; EXHIBIT E3
ATTACHMENT B
▭ Grates

42nd Street Development Project

EXHIBIT E-4

DISPLAY AND SIGNAGE REQUIREMENTS (§ 1.1(a)(lxx)(D))

Site 8S: Exhibit: E 4
Display and Signage
December 6, 2001

KEY: The following labels, where they appear in this document have meanings listed below.

[NYT, FC-R] –

From and after the Lease Assignment Date, this provision shall not be part of the DUO incorporated into the “FC Office” Severance Sublease; provided, however, that in the event it is determined that this provision has applicability to Tenant’s obligations in respect of the Property after the Lease Assignment Date, the provision shall be once again deemed to be part of the indicated DUO.”

[NYT] -

From and after the Lease Assignment Date, this provision shall not be part of the DUO incorporated into either the “FC Retail” or the “FC Office” Severance Sublease; provided, however, that in the event it is determined that this provision has applicability to Tenant’s obligations in respect of the Property after the Lease Assignment Date, the provision shall be once again deemed to be part of the indicated DUO.”

This Exhibit is a part of the Design, Use and Operation Requirements (“DUO”). Unless otherwise specified, the requirements set forth in this Exhibit are in addition to the requirement set forth in the other Exhibits that comprise DUO. Signage that is in excess of the required minimum areas is not required to comply with this Exhibit except that in no event shall banners and strobes lights or lights that create the same visual effect as strobe lights be permitted. In no event shall satisfaction of the requirements herein be deemed to be satisfaction of the requirements of any of the other Exhibits of DUO.

1.0       Definitions

“Area” of a sign shall mean the area within the perimeter of the sign which shall mean either (1) a defined boundary of the sign or (2) where there is no defined boundary, an imaginary line which connects the outer edges of the sign.

“Awning” shall mean a canopy located above a store window and which announces the Store or products sold in the Store.

“Direct Source Lighting” shall mean exposed neon, bulbs or other point or line source lighting that is mounted on the surface of the sign and is an integral component of the sign. Direct Source Lighting shall include Signage Techniques H through M and P if direct source lighting is employed as herein described in Appendix A.

“Display Window Signs” shall mean any permanent signage located on the Storefront in front of the window.

“Floodlit Sign” shall mean any sign that has its surface illuminated by an external source of lighting. Floodlit sign shall include Signage Techniques A, B, E and P if flood lighting is employed as herein described in Appendix A.

“Marquee” shall mean a permanent canopy projecting over an entrance, which advertises a theater/auditorium or similar Store with changing entertainment/educational programs.

“Perpendicular Signs” shall mean a sign set at an angle in plan between 45° and 90° with respect to the building wall. In the event that a Perpendicular sign has understandable commercial signage on both sides, both sides shall be counted towards the Area requirement. Perpendicular signs used to meet the Signage Technique requirements for Projecting signs shall extend from the building wall by a minimum of three (3) feet.

“Projecting Signs” shall include Perpendicular signs and/or Three-Dimensional signs described herein.

“Retail Sign” shall mean the signage located outside a Storefront either directly on the Storefront or in front of the Store along the curbside of the arcade on 40th Street, 41st Street and 8th Avenue. It may be a single sign or a group of signs.

“Self Illuminated Sign” shall mean any sign which is lit from within and where the light source is not directly visible. Self-illuminated signs shall include Signage Techniques C, D, F, G and P if the sign is illuminated from within as herein described in Appendix A.

“Signage Technique” shall mean the individual signage technologies listed in Appendix A.

“Store” shall be defined as per Exhibit E 6, Section 1.0.

“Storefront” shall be defined as per Exhibit E 6, Section 1.0

“Tenant Display Area” shall be defined as that area of a Store located between the exterior of the Storefront glass and the area where the goods are displayed.

“Three-Dimensional Sign” shall mean a sign that renders a recognizable object in three dimensions such as a coffee cup or a person. Abstract objects such as cubes or rectangular cylinders shall not be considered to be three-dimensional. If the object is fully three-dimensional, the two largest adjacent elevations shall be counted towards the Area requirement. If the object is in relief, the front elevation shall be counted towards the Area requirements.

“Undersill Signage” shall mean permanent signage located on the bulkhead below the Storefront sill.

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“Vitrines” shall mean a lighted, glass-fronted display case that encloses advertising for changing entertainment/educational programs in the Store to which they are attached.

2.0                               Tenant-Display      [NYT, FC-R]

2.1                   Purpose: The purpose of the tenant display requirements is to promote a sense of liveliness and safety for pedestrians by assuring that the interiors of all Stores are clearly visible from the street, and that displays are brightly illuminated.

2.2                   Applicability: The tenant display requirements apply to the Tenant Display Area.

2.3                   Design: The selling area of the Store shall be substantially visible from the sidewalk adjacent to the Store. No shadow boxes are permitted within ten (10) feet of the Tenant Display Area.

2.4                   Illumination: For non-eating and drinking establishments the Tenant Display Area shall be brightly lit. The Tenant Display Area shall contain a highlight which shall provide a minimum of ten percent (10%) of the area of the Storefront with a minimum brightness of seven hundred fifty (750) foot candles. Illumination of retail Storefront window shall be measured at the vertical plane of the Storefront window.

Eating and drinking establishments are not subject to the Tenant Display Illumination requirements.

2.5                   Hours of Operation: The Tenant Display Area shall remain lighted from Store opening until the Store closes, or until 1:00am whichever is later, seven (7) days per week.

2.6                   Compliance: Each Store shall fully comply with the requirements of this Section 2 by the date that the Store first opens for business.

3.0                               Retail Signage     [NYT, FC-R]

3.1                   Purpose: The purpose of the requirements is to create a lively, bright and safe streetscape.

3.2                   Applicability: Retail signage requirements apply to all Stores. The requirements address to Retail Signs, Display Window Signs, Awnings and any other sign that announces the Store (collectively “Retail Signage”) located in an area between grade and top of the Storefront, except that Retail Signs may also be located in front of the Storefront along the curb side of the arcade on 40th Street, 41st Street and 8th Avenue.

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3.3                   Minimum Requirements: Five thousand three hundred seventy (5,370) square feet of which not less than four thousand nine hundred seventy (4,970) square feet shall be distributed as follows:

Retail Signs:	2100 square feet
Display Window Signs:	170 square feet
Awnings:	2700 square feet
Other Retail Signage:	No requirements.

Building identification and subway entrance signage will not be counted towards meeting the Minimum Area Requirements. Retail Signage facing the recessed areas in front of the side street lobbies will not be counted towards meeting the Minimum Area Requirements. Retail Signage provided at the entryway to Stores fronting on the recessed building corners on 8th Avenue will be counted towards meeting the Minimum Area Requirements.

3.4                   Design: Retail Signage may be designed as an integral part of the architecture. There may also be uniformity in their location and system of installation, however, Retail Signage shall not be uniform or coordinated with respect to color, typeface and Signage Technique among the various Stores. Retail Signage shall express the individuality of the Store operator.

Retail Signs: Retail Signs shall be installed on structural system designed by the Design Architect, as defined in the Lease, specifically for such signs. The structural system shall be specially designed so as to help articulate the facades. There shall be minimum sixteen (16) Retail Signs, including four (4) signs on each of 40th and 41st Streets east of the side street building lobbies, three (3) signs on each of 40th and 41st Streets west of the side street building lobbies and one (1) sign on 8th Avenue on each side of the 8th Avenue building lobby. Retail Signs shall be maximum five (5) feet in height and there shall be minimum two (2) feet clear distance between the top edge of the sign and the soffit at the underside of the third floor. There shall be minimum one (1) foot clear distance between the side edges of the Retail Sign and the adjacent columns. The entire area within the dimensions defined above shall be counted towards the Minimum Area Requirements so long as there is a sign installed within the area that occupies minimum fifty percent (50%) of the area. Retail Sign shall be approximately eighteen (18) inches in depth. See Appendix C for typical location and design of Retail Signs.

Display Window Signs: Display Window Signs shall be located on the structural system designed by the Design Architect specifically for such signs. The structural system shall be specially designed so as to help articulate the facades. There shall be one (1) sign per approximately ten (10) feet of retail frontage not including the frontages facing the side street building lobbies. Display Window Signs shall be maximum one (1) foot in height and there shall be minimum six (6) inches clear

4

distance between the top edge of the sign and the main mullion/Awning support. There shall be minimum four (4) inches of clear distance between the side edges of the Display Window Sign and the adjacent mullions. The entire area within the dimensions specified above shall be counted towards the Minimum Area Requirements so long as there is a sign installed within the area that occupies minimum fifty percent (50%) of the area. The depth of Display Window Signs shall be approximately six (6) inches. See Appendix C for typical location and design of Display Window Signs.

Awnings: Awnings shall be located on the structural system designed by the Design Architect specifically for Awnings. The structural system shall be specially designed so as to help articulate the facades. Awnings shall be fully retractable and shall be made of textile or perforated metal panel. The entire surface area of the main panel of the Awning shall be counted towards the Minimum Area Requirements however signage need not cover the entire surface area of the panel. Awnings are required on each Storefront window except those that front on the recessed corners of the tower. See Appendix C for typical design and location of Awnings.

Other Retail Signage: No requirements.

3.5                   Signage Techniques: Retail Signage shall use Signage Techniques attached as Appendix A unless otherwise specified or approved by Landlord, and shall also meet the following requirements:

Retail Signs:	Retail Signs shall be in Signage Techniques C, D, F, H with open work structure only, I. J or P.

No individual Signage Technique shall be used on adjacent Stores.

Display Window Signs:	Display Window Signs shall be in Signage Techniques C, D, F, H, I or J.

No individual Signage Technique shall be used on adjacent Stores.

Awnings:	Signage on the Awnings may be printed on or attached to the panel. They shall be front lit by a lighting system designed by the Design Architect. See Appendix C for example of lighting provision.

Other Retail Signage:	No requirements.

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For purposes of calculating square footage requirements by technique, each technique used in the sign shall be counted.

3.6                   Animation: No requirements.

3.7                   Illumination:

Retail Signs:

Minimum average brightness of the aggregate of
non-Floodlit signs shall be fifty hundredths (. 50)
LUTS, measured in accordance with Appendix B.
Minimum average brightness of Floodlit signs shall
be thirty five (35) foot candles.

Display Window Signs:

Minimum average brightness of the aggregate of
non-Floodlit signs shall be twenty five hundredths
(.25) LUTS measured in accordance with Appendix B.
Minimum average brightness of Floodlit signs shall be
thirty (30) foot candles.

Awnings:	No requirements.

Other Retail Signage:	No requirements.

If Tenant desires to use a colored neon that could prevent compliance with the overall level of illumination for the site, Landlord at its sole discretion may approve the proposed neon if it contributes towards variety across the site in color and design.

3.8                   Hours of Operation: Signs shall remain lighted from Store opening to Store closing or
1:00am whichever is later, seven (7) days per week.

3.9                   Compliance: Each Store shall fully comply with the requirements of this Section 3 by the date that the Store first opens for business except that the structural system for Retail Signs, Display Window Signs and Awnings shall be installed by ten (10) months after Substantial Compliance Date and thereafter throughout the term of the Lease.

4.0                               Marquees   [NYT]

4.1                   Purpose: The purpose of the Marquee requirements is to ensure that the Marquees remain an essential part of the streetscape of the district and add another layer to the strata of signage of the street. A further purpose is to ensure that Marquees, if provided, are attractive, interesting and brightly lit, and large enough to function both as signboards and as weather protection for a substantial number of people.

4.2                   Applicability: These requirements apply to Marquees required above entrances to

6

each venue that has live performance, movie, media or other entertainment/educational uses.

4.3                   Minimum Area Requirements: Signage is required on the Marquee. However, there are no Minimum Area Requirements.

4.4                   Design: Marquees may be suspended, cantilevered, or directly fixed to the facade, but may not be supported by elements resting on the Sidewalk.

All portions of any Marquee shall be at least ten (10) feet above the sidewalk. They shall be wide enough to cover all entrance doors of the Store to which they are attached.

4.5                   Animation: No Requirement.

4.6                   Illumination: Marquee sign illumination shall be forty hundredths (0.40)LUTS. Sidewalks beneath Marquees shall be lighted to at least forty (40) foot-candles.

4.7                   Hours of Operation: Marquees shall remain lighted from the earlier of one hour before sunset or 6:30pm until 1:00am, seven days per week.

4.8                   Compliance: Each Store shall fully comply with the requirements of this Section 4 by the date that the Store first opens for business.

5.0                                                  Vitrines     [NYT]

5.1                   Purpose: The purpose of the Vitrine requirements is to ensure lively and well lighted facades at theaters or other venues with changing programs.

5.2                   Applicability: The requirements apply to Vitrines at entrances to venues that have live performance, movie, media or other entertainment/educational uses.

5.3                   Minimum Area Requirement: Each store with changing entertainment programs shall have at least one Vitrine with a ten (10) square foot minimum glass.

5.4                   Design: All Vitrines shall have a clear glass front. Vitrines shall at all times display either advertising for programs in the Store to which they are attached or convey public service messages.

5.5                   Animation: No requirements.

5.6                   Illumination: The display area shall be lighted with concealed lighting and shall be illuminated to a minimum of .02 LUTS.

5.7                   Hours of Operation: Vitrines shall remain lighted from the earlier of one hour before sunset or 6:30pm until 1:00am, seven days per week.

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5.8                   Compliance: Each Store shall fully comply with the requirements of this Section 5 by the date that the Store first opens for business.

6.0                              Business/Commercial Signage     [NYT]

6.1                   Purpose: The purpose of the Business/Commercial Signage requirement is to:

•                            contribute towards a bright, visually exciting street environment;

•                            ensure yet another variety of sign in addition to the Retail Signage, in keeping with the signage in the 42nd Street/Times Square Districts;

•                            announce arrival to the 42nd Street neighborhood to the commuters streaming out of the Port Authority Bus Terminal and to motorists entering the city from the Lincoln Tunnel or driving up on 8th Avenue;

•                            compliment the design aesthetic of the 42nd Street Project;

•                            reflect the entertainment, media and popular characteristic of the district; and

•                            create a sign that will have a visual impact from near and far, including when the sign is viewed diagonally along 8th Avenue.

6.2                   Applicability: The Business/Commercial Signage requirements refer to sign(s) located on the ceramic tube screen wall along 8th Avenue between approximately thirty five (35) feet and eighty five (85) feet above grade. Business/Commercial Signage shall either advertise the prime office tenant in the building; the Store below or a product or commercial service.

6.3                   Minimum Area Requirement: There shall be minimum seven thousand two hundred (7,200) square feet of Business/Commercial Signage of which minimum one thousand (1000) square feet shall have graphical or textual message and the balance may serve as the background of the sign. A sign indicating the postal address of the building shall not be counted towards the Minimum Area Requirements.

6.4                   Design: Business/Commercial Signage may be designed as an integral part of the architecture and the design may be in keeping with the image of its prime occupant i.e. The New York Times however through a combination of innovative graphic design and illumination technique the sign shall be uniquely distinctive like the building itself. The graphic/lettering shall be dimensional or strongly textural so that it would be visible even if it were the same color as the background. The entire sign shall be illuminated however, approximately sixty percent (60%) of the background shall be illuminated in a color distinct from the lighting used on the surrounding building and the graphic/lettering shall in addition receive another special lighting to make it visually distinct from the background even when the entire

8

sign is illuminated.

6.5                   Signage Technique: Business/Commercial Signage shall utilize Signage Techniques attached as Appendix A or any other technique that achieves the design as stated above.

6.6                   Animation: No requirements.

6.7                   Illumination: Minimum average brightness of the aggregate of non-Floodlit signs shall be fifty-three hundredths (. 53) LUTS measured in accordance with Appendix B. Minimum average brightness of each Floodlit sign shall be seventy-five (75) foot-candles.

6.8                   Hours of Operation: Business/Commercial Signage shall remain lighted from the earlier of 6: 30 PM, or one hour before sunset, until 1:00AM; seven (7) days per week.

6.9                   Compliance: Business/Commercial Signage shall fully comply with the requirements of this Section 6 by ten (10) months after Substantial Completion Date and thereafter throughout the term of the Lease.

7.0                    Tower Signage

No signage is permitted on the exterior of the building above 100 feet above grade. A signage on the rooftop of the building will be approved at Landlord’s sole discretion so long as it is designed by Design Architect, it is to announce the New York Times only, it is designed as an integral part of architecture, it is abstract in design and subtle in appearance, it is not illuminated from within, it will not diminish the visual quality of the screens and the gradual dematerialization of the building as it rises above the roof garden and it will not be more prominent than the building itself on the skyline.

8.0                    Additional Design Requirements   [NYT, FC-R]

8.1                   Electrical power and wiring shall be provided and maintained in amounts and locations sufficient to illuminate all signs to illumination levels required herein.

8.2                   The amounts and specification of illumination sources (e.g., neon tubes, bulbs, etc.) of a sign shall be sufficient to provide the illumination levels required herein.

8.3                   The entire sign, its illumination and its entire commercial message shall be visible and clearly legible by an observer at street level at a reasonable distance from the sign wherever the view of the sign is not obstructed by another building.

8.4                   The required minimum average illumination level shall not be achieved by concentrating the source of light in a small number of lights far in excess of the required average illumination level, but by an arrangement of lights that conveys a clear pattern or design and is spread across the entire area of the sign.

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8.5                   Tenant shall construct and install required signage so that the signs comply with the requirements herein.

8.6                   The sign shall include at least two (2) distinct colors, one of which may be black, provided that the background of the sign shall be counted as one (1) color.

8.7                   For animated signs or portions of signs, the required illumination level shall be met for a significant part of the full animation sequence.

8.8                   Tenant shall maintain the sign and replace lights and other elements promptly in order to ensure ongoing compliance with the requirements herein.

9.0                    Measurement of Illumination    [NYT, FC-R]

9.1                   Non-Floodlight Signs: The illumination level of each non-Floodlit sign shall be measured by use of a Light Unit Times Square (“LUTS”) meter. The LUTS meter is comprised of a Minolta or mutually agreed upon equivalent illuminance meter attached to a thirty-five (35mm) millimeter reflex camera body or mutually agreed upon equivalent reflex sighting system and fitted with a lens of appropriate focal length in accordance with Appendix B, Diagram A attached hereto and made a part hereof. Landlord and Tenant may mutually agree to use an equivalent illuminance meter and reflex lighting system.

Prior to use, the LUTS meter shall be calibrated against a reference standard described in Appendix B, Diagram B attached hereto and made a part hereof. Alternative measuring equipment may be employed provided such equipment yields an equivalent average measurement when referenced to the standard described above.

For each non-Floodlit sign with area in excess of 200 square feet, a full-scale mock-up of a representative portion of the sign, having the same components and characteristics of illumination as the sign to be installed (including, but not limited to, density, type and proportion of lamps and colors, background material, operating voltages and transformer current ratings), shall be constructed. The illumination level of such mock-up shall comply with the illumination level specified in this Exhibit E 4. Provided that the sign actually installed contains all of the components and characteristics of illumination utilized in the mock-up in the same proportion to each other as was present in the mock-up and conforms to the Final Plans (as referred to in Section 10.0 herein) approved by Landlord, such sign shall be deemed to be in compliance with the illumination level requirements set forth in this Exhibit E 4.

Tenant, at its option, may construct a mock-up of any non-Floodlit Sign with area less than two hundred (200) square feet. Provided that such mock-up and the sign actually installed satisfy all of the requirements of the previous paragraph, such sign shall be deemed to be in compliance with the illumination

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level requirements set forth in this Exhibit E 4. In the event that Tenant does not elect to construct a mock-up of any non-Floodlit sign with areas less than two hundred (200) square feet, the illumination level of such sign shall be measured after such sign is installed on the building and shall comply with the illumination levels specified in this Exhibit E 4.

Landlord shall measure the illumination level of each mock-up of a sign, or in the case of a sign for which a mock-up is not constructed, the illumination level of the sign itself, using the LUTS meter. The LUTS meter shall be pointed at the mockup of the sign or the sign itself, as the case may be, so that the entire mock-up or sign completely fills the viewing frame of the meter. The angle from which the illumination level of the mock-up is measured shall be similar as reasonably practicable to that from which the sign will be viewed by an observer at street level at a point directly in front of the sign sixty (60) or more feet away from the building line. If, because the shape of the mock-up or sign, the entire mock-up or sign, as the case may be, cannot be viewed within the viewing frame, readings may be taken of discrete portions of the mock-up or sign separately, provided, however, that no more of the mock-up or sign than is absolutely necessary to measure the entire mock-up or sign may be included in more than one such reading. Readings of portions of a mock-up or sign shall be averaged to obtain the average illumination level of the entire mock-up or sign.

All measurements of the illumination level of a mock-up shall be taken in a dark room or other lightless environment. All measurements of the illumination level of a mock-up or sign shall be taken in an environment with an ambient temperature of seventy-five (75) degrees Fahrenheit (plus or minus three (3) degrees).

In the event that a sign is animated, in whole or in part, the reading of the mockup or sign shall be taken at the brightest interval in the animation sequence during which a reading may be taken.

9.2                   Floodlit Signs: In case of each Floodlit sign with area in excess of two hundred (200) square feet, Tenant shall submit with Final Plans a photometric evaluation with sufficient lighting data to indicate that the required level of illumination will be achieved. Provided that the sign installed conforms to the approved Final Plans, such sign shall be deemed to be in compliance with the illumination requirements set forth in this Exhibit E 4.

10.0              Review of Plans      [NYT, FC-R]

Tenant Display, Retail Signage, Marquees and Vitrines

Tenant shall submit preliminary signage and lighting plans (“Preliminary Plans”) which shall include a tabulation showing allocation of the Retail Signage requirements to NYT Component and to the retail portion of FC Component, as defined in the Lease. The

11

submission shall also consist of an elevation showing the location of the proposed signs and the Signage Techniques and colors proposed to be used and any other pertinent information available to Tenant at the time of submission. Preliminary plans shall be submitted no later than forty five (45) days prior to commencement of above grade construction. Landlord shall review such Preliminary Plans for compliance with the requirements of this Exhibit within twenty (20) business days of submission thereof.

Final signage and lighting plans (“Final Plans”) shall be submitted not later than sixty (60) days prior to commencement of installation of signs. No signs maybe installed prior to Landlords approval of such Final Plans. Final Plans shall be submitted in sufficient detail for Landlord to review for compliance with the requirements herein. Landlord shall review the Final Plans within twenty (20) business days after the date of submission thereof by Tenant, if such submission is for no more than one (1) Store. In the event that Tenant submits Final Plans for another store within ten (10) business days of the proceeding submission, the review time period shall be increased by ten (10) business days for each additional submission.

In the event Tenant is required to resubmit Final Plans to Landlord because additional information is required, the above stated review periods stated in the preceding paragraph shall remain as stated, except business days shall be calendar days.

If Tenant desires to modify the approved Final Plans, Tenant shall submit the proposed modifications for Landlord’s review. If the proposed modifications are major, Landlord shall review such modifications in accordance with the timing set forth in the second paragraph. If the proposed revisions are minor, Landlord shall review such modifications in accordance with the timing set forth in the third paragraph. With regard to all submissions of modifications, Landlord shall not disapprove any matter previously submitted and approved, except to the extent the proposed modification affects any matter so approved.

Business and Commercial Signage

Tenant shall prepare preliminary signage and lighting plans and the specifications (“Preliminary Signage and Lighting Plans” which shall consist of a diagram showing area and approximate location of the sign and any other pertinent information available to Tenant at the time of submission) and shall submit to Landlord. Landlord shall review such Preliminary Signage and Lighting Plans for compliance with the requirements of this Exhibit within twenty (20) business days of submission thereof.

Tenant shall prepare final signage and lighting plans and specifications (“Final Signage and Lighting Plans”), including working drawings of the sign proposed to be installed. If the proposed Signage Technique is not on the permitted list of techniques attached as Appendix A, a full scale mock-up of the representative portion of the signage shall be presented along with Final Signage and Lighting Plans for Landlord review and approval. The mock-up shall accurately represent the proposed colors, finishes and lighting techniques of the Sign. The Final Signage and Lighting Plans, including the working drawings and evidence in sufficient detail that Landlord shall be able to determine compliance with the required levels of

12

brightness, shall be submitted to Landlord as soon as reasonable practicable, but in no event less than sixty (60) days prior to the planned installation of the sign to which they relate. Landlord shall review such Final Signage and Lighting Plans in order to determine whether the Final Signage and Lighting Plans comply with this Exhibit within thirty (30) business days of the date of submission thereof.

In the event Tenant is required to resubmit Preliminary or Final Lighting and Signage plans to Landlord because additional information is required, the review period for such submissions shall be fifteen (15) business days.

If Tenant desires to modify either the approved Preliminary Signage and Lighting plans and specifications or the approved Final Signage and Lighting Plans and specifications after they have been approved by Landlord, Tenant shall submit the proposed modifications and Landlord shall review such modifications within twenty -five (25) business days if the proposed modifications are major and fifteen (15) business days of the date of submission thereof if the proposed modifications are minor. With regard to all submissions of modifications, Landlord shall not disapprove any matter previously submitted and approved, except to the extent that the proposed modification affects any matter so approved.

11.0              Alternative Design     [NYT, FC-R]

Tenant may submit alternative proposals for the Display and Signage program and the Landlord in its sole discretion may alter the requirements if the alternative proposal meets the Purpose, of the signage requirements contained herein and creates the same level of visual impact. Final plans for the alternative proposal shall be sufficiently detailed to enable review of the proposal for compliance with the requirements of this Exhibit E 4. Time frame for review shall be the same as described in Section 10.0.

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Appendix A: Signage Techniques

Purpose: The purpose of the following list is to provide a palette of allowable Signage Techniques that can be consulted for the purpose of creating an appropriate variety of techniques among the site’s signage types. Other Signage Techniques may be used with the approval of the Landlord.

List of Signage Techniques:

A.                      Opaque panel sign, front-lighted (a Billboard).

B.                        A panel billboard, front-lighted and cut-out to create a silhouette of a figural shape, such as a person or a cup of coffee. At least 25% of the sign perimeter shall be used to define the figural shape.

C.                        Opaque free-standing three-dimensional letters, illuminated from within.

D.                       Opaque free-standing three-dimensional letters, back-lighted to create a silhouette effect.

E.                         Painted metal with bas-relief letters or symbols, front-lighted.

F.                         Translucent three-dimensional letter, back-lighted.

G.                        Translucent glass, plexiglass or flex face panel back-lighted.

H.                       Neon mounted on a panel or open-work structure.

I.                            Neon set into metal box letters or symbols.

J.                           Letters or symbols and boarders defined by incandescent light bulbs, such as chase lights.

K.                       LED Panels.

L.                         Television.

M.                    Jumbotrons or Diamond vision.

N.                       Lenticular signs.

O.                       Tri-system signs.

P.                         Three-Dimensional Signs: Direct source lighting, flood lighting or back lit.

The following Signage Techniques shall not be counted towards meeting the Minimum Area and

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Signage Technique requirements:

1.                          More than one rectangular back-lit flex-face with border of a single row of chase lights or neon.

2.                          Banners.

3.                          Letters placed directly over the Storefront.

Strobe Lights or lights that create the same visual effect as strobe lights are prohibited on the entire site.

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Sign Brightness Measurement System (LUTS Meter)

Minolta Illuminance Meter with Remote Head.
Head mounted to hole in camera back at center of picture plane behind matte mylar integrating screen.
35 mm camera with lens set to F11 and adjusted as per Diagram B Shutter held open
Sign
When meter is set to read in metric (lux) system, value reads out in LUTS units (Light Unit Times Square)
.045
Sign must fill view-finder of camera.
If format of sign differs significantly from format of camera, average of composite overlapping readings must be calculated.

SITE 8S; EXIHIBIT E4
Appendix B, Diagram A

42nd Street Development Project

Calibration of LUTS Meter

LUTS meter must be calibrated prior to use. Although the lens is nominally set to F11, the actual light transmission value may differ, especially with long focal length zoom lenses.

4 x 40w
Dimmer
15" Cube

To calibrate, build a lightbox as shown at right. The front of the box shall be 1/4" #2447 opal plexiglass; the other five interior sides shall be painted matte white. Four standard 40 watt 120volt incandescent lamps shall be mounted on the back of the box and wired through a dimmer.

In a dark room adjust the dimmer so that the plexiglass is illuminated to a brightness (exitance) of 125 Footlamberts as measured with an accurate luminance meter (e.g. Minolta LS100, Photo Research 1500).

Using the measuring lens of the LUTS meter set to the appropriate focal length, fill the viewfinder with the lightbox, and adjust the aperture until the meter reads 1.50 LUTS. If different lenses or degrees of zoom are to be used, calibrate the meter for each condition and record the appropriate aperture settings.

SITE 8S; EXIHIBIT E4
Appendix B, Diagram B

42nd Street Development Project

A
2a
5'
1
La Gondola
1'
2
X
Y
3
Z
Z
4"
RISTORANTE
4"
4"
A

se arcade partial elev. (N.T.S.)

Detail X (N.T.S.)

Detail Y in section (N.T.S.)

Detail Z in section (N.T.S.)

Notes:

1. Retail Sign
2. Awning in open position

2a Awning in fully retractable position

3. Display Window Signs

SITE 8S; EXHIBIT E4

Appendix C: Retail Signage Supp

(page 1 of 2)

42nd Street Development Project

4
2'
2a
1
5'
Y
X
5
2
Z
3
6"
1'
4
Store

Section A-A (N.T.S.)

Detail x (N.T.S.)

Detail y (N.T.S.)

Detail z (N.T.S.)

Notes:

1. Retail Sign
2. Awning in open position

2a Awning in fully retractable position

3. Display Window Signs
4. Awning lighting
5. Ceiling lighting

SITE 8S; EXIHIBIT E4

Appendix C: Retail Signage Support

(page 2 of 2)

42nd Street Development Project

EXHIBIT E-5

USE AND OPERATING PROGRAM (§ 1.1(a)(Ixx)(E))

Site 8S

December 6, 2001

Exhibit E 5
Use and Operating Program

KEY: The following labels, where they appear in this document have meanings listed below

[NYT, FC-R] –

From and after the Lease Assignment Date, this provision shall not be part of the DUO incorporated into the “FC Office” Severance Sublease; provided, however, that in the event it is determined that this provision has applicability to Tenant’s obligations in respect of the Property after the Lease Assignment Date, the provision shall be once again deemed to be part of the indicated DUO.

[NYT, FC-R]	Premises	Hours of Operation	Permitted Use

	Minimum 3,500 square feet at	open until 11:00pm	Antique stores*
	corner of 41st Street with a		Appliance, repair shops*
	minimum 80’ frontage along 41st		Appliances, sales*
	Street and a minimum 36’ of		Art Galleries, commercial
	frontage along 8th Avenue.		Art Galleries, non-commercial
Art metal craft shops *
Art needle work *
Art, Scientific and education exhibition
	Store located at the Corner of 40th Street and 8th Avenue.	open until 8:00pm	Artist supply stores*
Athletic good stores
Auditoriums (allowed so long as it is in accordance with the approved Schematic Drawings)
Automobile Rental establishments*
	All other premises on 8S.	open until 6:00pm	Bakeries
Banks, but no more than 15’ frontage*
Art, Scientific and education exhibition
Banquet halls**
Barbershops*
Beauty parlors*
Bicycle stores, rental or repair*
Blueprinting establishments**

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Bookstores or card stores
Bowling alleys
Cabarets
Candy stores
Carpet, rug, linoleum or other floor covering stores*
Catering establishments**
Cigar stores
Clock or watch stores
Clock or watch repair shops*
Clothing rental establishments*
Clothing stores
Clubs, non-commercial**
Coin stores
Comedy clubs
Concert Halls
Costume rental establishments*
Dance Halls, public
Delicatessen stores
Dressmaking shops, custom
Drug Stores*
Dry Cleaning establishments*
Dry Goods or fabric stores*
Eating or drinking establishments, where there is entertainment or dancing
Eating or drinking establishments with entertainment but not dancing
Eating or drinking places
Electronic stores (including video and computer stores)
Fishing tackle or equipment, stores or rental establishments*
Florist Shops
Food stores, including supermarkets, grocery stores*
Furniture stores*
Furrier shops, custom*
Gift shops
Gymnasiums**

2

Hair products for headwear*
Hardware stores*
Health centers**
Historical exhibits
Household appliance repair shops*
Ice cream stores
Institutions, philanthropic or non-profit*
Interactive amusements centers
Interactive theme exhibitions
Interior decorating establishments**
Jazz and other contemporary music clubs
Jewelry shops*
Leather goods or Luggage stores*
Libraries**
Locksmith shops*
Luggage stores*
Medical offices or group medical centers**
Meeting halls**
Millinery shops
Motion picture production shows
Motion picture production studios**
Music stores
Musical Instrument repair*
News stands
Office or business machine stores, sales or rental*
Office Supply **
Optician or optometrist establishment*
Orthopedic stores*
Performance studios
Pet Stops
Photographic supply stores
Photostatting establishments**
Physical culture or health establishments**
Picture framing stores*
Pool o Billiard halls
Printing establishments**

3

Radio appliance repair*
Record stores
Recording studios
Recreation centers, non-commercial**
Rehearsal studios
Shoe stores*
Shoe repair shops*
Sign painting shops*
Skating rinks, indoor
Sporting goods stores
Stamp stores*
Stationary stores*
State-of-the-Art media shows
Studios, music, dancing or theatrical
Theater
Ticket sales
Tobacco stores
Tourist or educationally oriented multi-media events
Tour operator
Toy store
Trade or other schools for adults**
Travel bureau
Travel expositions**
Typewriter or other small business machine repair stores**
Variety stores
Wholesale establishments*
Wholesale offices or showrooms*

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[NYT, FC-R]  General Requirements

This exhibit applies only to stores that are located around the perimeter of the New Building. To the extent a use is internal to the New Building and not visible from the sidewalk any use allowable under the Legal Requirements shall be permitted and such uses are exempt from the above referenced hours of operations.

This exhibit shall be in effect until the 11 year anniversary of the Substantial Completion Date.

There shall be a minimum of six (6) stores on Site 8S, including the NYT retail and SPU lobby so long as it has a separate entrance from 41st Street.

Stores are required to be open for business seven days a week, 365 days a year except that such businesses may close for up to fourteen (14) Federal, State, Local or religious holidays. Commercially reasonable downtime is permitted for re-leasing stores.

Uses marked with an asterisk (*) are allowed only on 40th and 41st Streets.

Uses marked with a double asterisk (**) are allowed only on floors other than the ground floor. The total ground floor frontage for each of these uses may not exceed more than twenty (20) feet.

Any stores located on the perimeter of the new building shall have primary access from the adjacent sidewalk.

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[NYT, FC-R]  Schedule for opening of stores

By the date that the New York Times obtains a Temporary Certificate of Occupancy for its space in the office tower or 10 months after Substantial Completion, whichever is later, (“Initial Date”), stores fronting 8th Avenue and the recessed building corners on 8th Avenue: shall: (1) be either open for business, or (2) have their windows treated as stated in paragraph A below. If the latter of the two options is selected, such stores shall open for business no later than fifteen (15) months from Substantial Completion Date regardless of the Initial Date. In the event that a sub-lease is signed for a retail space and construction of the interior space is scheduled to commence on or before thirty (30) days after the Initial Date, the dressing up of the windows as specified in paragraph A is not required. In any event such store shall be open for business no later than fifteen (15) months from Substantial Completion Date.

At least one store on 41st Street shall open for business no later than 15 months from Substantial Completion Date and all other stores shall open for business no later than 21 months from Substantial Completion Date.

If there is only one Store on 40th Street, such store shall open for business by 21 months from Substantial Completion Date. If there are two or more stores on 40th Street at least one store shall open for business no later than 15 months from Substantial Completion Date and all other stores shall open for business no later than 21 months from Substantial Completion Date.

Notwithstanding the foregoing a maximum of 15% of retail space located on 40th or 41st Street east of the side street lobbies may open for business later than 21 months from Substantial Completion Date so long as at least one store on each street is open for business no later than 15 months from Substantial Completion Date.

Paragraph A: Decals shall be placed behind each storefront window to prevent the views of the interior unfinished spaces. The decals shall cover the entire glass surface of each window, from sill to the main mullion/awning support and between the adjacent vertical mullions. The decals shall be front lit by light fixtures installed in the arcade or be back lit from within the store. The decals shall remain lit from 6:30pm until 1:00am each day.

6

EXHIBIT E-6

ARCHITECTURAL REQUIREMENTS (§ 1.1(a)(Ixx)(F))

Site 8S: Exhibit E 6 Architectural Requirements December 6, 2001

KEY: The following labels, where they appear in this document, have their meanings listed below.

[NYT]

From and after the Lease Assignment Date, this provision shall not be part of the DUO incorporated into either the “FC Retail” or the “FC Office” Severance Sublease; provided, however, that in the event it is determined that this provision has applicability to Tenant’s obligations in respect of the Property after the Lease Assignment Date, the provision shall be once again deemed to be part of the indicated DUO.

[FC-R]

From and after the Lease Assignment Date, this provision shall not be part of the DUO incorporated into either the “FC Office” or the “NYT” Severance Sublease; provided, however, that in the event it is determined that this provision has applicability to Tenant’s obligations in respect of the Property after the Lease Assignment Date, the provision shall be once again deemed to be part of the indicated DUO.

[NYT, FC-O]

From and after the Lease Assignment Date, this provision shall not be part of the DUO incorporated into the “FC Retail” Severance Sublease; provided, however, that in the event it is determined that this provision has applicability to Tenant’s obligations in respect of the Property after the Lease Assignment Date, the provision shall be once again deemed to be part of the indicated DUO.

[NYT, FC-R]

From and after the Lease Assignment Date, this provision shall not be part of the DUO incorporated into the “FC Office” Serverance Sublease; provided, however, that in the event it is determined that this provision has applicability to Tenant’s obligations in respect of the Property after the Lease Assignment Date, the provision shall be once again deemed to be part of the indicated DUO.

This Exhibit is a part of the Design, Use and Operation Requirements (“DUO”). Unless otherwise specified, the requirements set forth in this Exhibit are in addition to the requirements set forth in the other Exhibits that comprise DUO. In no event shall satisfaction of the requirements herein be deemed to be satisfaction of the requirements of any of the other Exhibits that comprise DUO.

1.0                  Definitions

“Façade” shall mean all parts of a building facing the adjacent streets or visible to pedestrians from 40th and 41st Streets and 8th Avenue, including all windows, but excluding signs and Storefronts.

“Fenestration” shall mean the design and placement of windows, their frames, and their mullions.

“Gross Floor Area” shall mean all areas within outside surface of exterior walls on all floors at grade and above including, without limitation, mechanical space as more fully described in Section 3.3 herein, floor cut outs for ducts, interior partition walls and loading areas. Since the new building will consist of a double curtain wall i.e., an interior glass wall and an exterior screen wall, “exterior walls” for purposes of this definition shall mean inner glass wall thereof so long as there is no usable floor area between the two walls.

“Mullion” shall mean the opaque strip that supports and/or divides adjoining panes of glass.

“Sill” shall mean the horizontal support at the bottom of the window.

“Store” shall mean the retail activity in each demised space, including the New York Times (“NYT”) retail space, NYT gallery space if located at street level and the lobby to the NYT auditorium located on 41st Street and excluding building lobbies and the NYT auditorium.

“Storefront” shall mean the walls, frames, glass, and doors that enclose the Store and that occur between grade and the ceiling of the Store at minimum twenty (20) feet above the main lobby finished floor 0’-0”.

2.0                  Design Goals

2.1                   The building shall create an icon for New York City and have a memorable presence on the skyline.

2.2                   The building design shall be derived from a special combination of aesthetics and technology.

2.3                   The building shall reflect the fact that New York City, as well as the New York Times, are not provincial, but rather international, forward looking and rapidly evolving.

2.4                   The building shall serve as the western anchor of the 42nd Street Development Project.

2.5                   The building shall create a unique environment at the street level that is active, open and welcoming to the public.

2.6                   The building shall complement the scale and character of developments existing and planned along 8th Avenue and the mid-blocks surrounding the site.

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2.7                   One way for this building to distinguish itself is through a special curtain wall system. However, if a special curtain wall system is not used then an innovative and compelling design shall be achieved through other means.

2.8                   If the approach is to create a special building largely through the design of the curtain wall the following shall apply:

2.8a              An innovative curtain wall design shall be used that is different and distinctive from, and that develops a new architectural aesthetic for, office buildings in New York City.

2.8b             The building is to break with the past and recent trends in New York City tower architecture. The following list enumerates examples of New York City buildings whose curtain wall systems have broken with past trends. The examples are not meant to suggest that the subject building is required to resemble these buildings or that the subject building is required to be as historically important as the buildings: the Seagram building used a simple glass and steel skin punctuated by decorative vertical I — beams to express the steel structure of the building, thereby creating a new aesthetic for New York City in the 1950’s. Later, the Ford Foundation building similarly used a façade aesthetic never used before in New York City through its use of Cor-ten steel that is left to rust naturally.

3.0                    Density and Use

3.1                   Purpose:

The purpose of the requirements of this section is: to make full use of the development potential of the site; to ensure a commercial development that is complementary with the character of the area as the retail, entertainment and media center of the City recognizing that this site is on the southern end of the 42nd Street Project one block removed from 42nd Street; to enhance the daytime and nighttime lively street activity characteristics of the area; and to strengthen the commercial potential of the rest of the Project area.

3.2                   Applicability:

The requirements of this section apply to all floor space within the development.

3.3                   Permitted Floor Area:

•       Gross Floor Area:
         1,380,000 square feet maximum(1)

•       Street Level Retail: [NYT, FC-R]

(1)                     Including up to 10,000 square feet of occupiable space on the 53rd/Roof Garden floor. Not including a) the garden located at grade so long as it has no roof, b) up to 60,000 square feet of mechanical space located in the building between grade and the 51st floor (however, the amount of mechanical space deducted shall be the amount of mechanical space actually included in the building between grade and 51st floor, such amount to never exceed 60,000 square feet), c) mechanical space located on 52nd floor and its mezzanine, such floors not to be serviced by passenger elevators and no more than one toilet on each such floors and, d) Mechanical space located above the 53rd Roof garden floor.

3

minimum 21,300 to 24,000 square feet(2)

•                             Auditorium: [NYT]
approximately 350 seats

•                             Car Parking:
10 spaces maximum

•                             Special Purpose Use at grade: (“SPU”) [NYT]
13,300 to 20,000 square feet approximately(3)

3.4                   Permitted Uses:

Office, newsrooms, retail as more particularly described in Exhibit E 5, Use and Operating Program, auditorium and gallery space, subway entrance and building services, including parking.

3.5                   Office and Newsrooms: [NYT, FC-O]

Office and newsrooms shall not be located on the first floor so that retail use can be maximized at street level. Office and newsrooms are permitted on second floor and above so long as signage can be provided as required by Exhibit E 4, Display and Signage.

3.6                   Retail: [NYT, FC-R]

Retail use shall conform to Exhibit E 5, Use and Operating Program. Retail frontage at street level shall be maximized to enliven 41st street and maintain retail continuity along 8th Avenue and 40th Street. There shall be six hundred and twenty (620) to six hundred and ninety five (695) feet of street level retail frontage including the NYT retail and including a minimum of one hundred six (106) feet along 8th Avenue.

The number of retail establishments shall conform to Exhibit E 5, Use and Operating Program. However, it is encouraged that the number of retail establishments be more than the minimum required by Exhibit E 5, so that there would be a larger variety of retail uses and a greater level of pedestrian activity along the entire street frontage.

3.7                   Building Lobbies:

There shall be no more than one (1) lobby frontage per street. Lobby frontage on 40th and 41st Streets shall be fifty (50) feet maximum. Lobby frontage on 8th Avenue shall be seventy (70) to maximum eighty (80) feet. In no event shall there be more than three lobbies and the total frontage exceed one hundred seventy-seven (177) feet. The interiors of the lobbies shall be well lit. The visibility of the interior spaces shall be maximized from the street level and the interior spaces shall be designed to appear lively and inviting as more specifically set forth in Section 7.5 herein. If Tenant chooses to have retail kiosks/spaces in the building

(2)                     In no event shall there be less than 21,300 square feet of street level retail space not including retail kiosks/spaces permitted in the building lobby. Includes NYT retail located along 41st Street and NYT gallery if located at street level. Does not include building lobbies, NYT auditorium and it’s support spaces such as lobby, coat check, toilets and backstage spaces (such as green room, dressing room, control room, etc).

(3)                     Includes NYT retail, auditorium, auditorium lobby and support spaces such as toilets, backstage spaces, circulation space, etc. Includes gallery space, which may be located below grade. Total SPU area including below grade gallery space shall be not less than 20,000 square feet.

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lobby, the total number and area of retail kiosks/spaces shall be in accordance with the Lease (i.e., 3 units, total area 600 square feet). Design Architect shall select the location and design the retail kiosks/spaces. Design Architect shall also prepare design guidelines for retail kiosk/spaces to allow prospective tenant to modify the Design Architect’s design for functional and operational purposes. Such modifications shall be reviewed by Production Architect to evaluate compliance with the design guidelines. Production Architect shall certify to Landlord that the modified design complies with the design guidelines. Such certification shall be submitted with the modified design for Landlord to verify the certification. The subject retail kiosk/space shall not be constructed until Landlord has accepted in writing such certification. Design of the retail kiosks/spaces and the design guidelines prepared by Design Architect shall be submitted with Final Plans as required by Section 8.0 herein. The design guidelines shall include drawings supplemented with written description of design standards addressing transparency, dimensions, lighting, materials and finishes requirements.

3.8                   Subway Entrance:

If the required subway entrance is provided within the new building, the entrance may be located along 8th Avenue or 40th Street but not at the 8th Avenue and 40th Street building corner to ensure that the comer has a retail use. If the subway entrance is not located within the building it shall be located within the site at the 40thnd Street and 8th Avenue corner. The design of the subway entrance shall be subject to the review and approval of the New York City Transit Authority.

3.9                   Building Service and Parking:

The building shall be serviced by off-street loading docks. The loading docks may be located at street level, however, all other building services not functionally required to be at street level as well as parking shall be located in the cellar to free up ground level space for retail use. The total street level frontage of building service on any street shall be forty (40) feet maximum. No building service may front on 8th Avenue.

3.10             Auditorium: [NYT]

The auditorium may be located at grade but it may not front on a street so that retail frontage along the street is maximized. A lobby directly accessible from 41st Street is permissible and shall not count as one of the lobbies described in Section 3.7 herein. The maximum width of such lobby shall be twenty (20) feet. In the event that the lobby frontage is greater than twenty (20) feet such frontage shall only be approved so long as retail frontage is provided as required per Section 3.6 and the lobby Façade and interior are designed in accordance with Section 6.3c herein. However, in no event shall lobby frontage be greater than twenty-five (25) feet.

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3.11             Mechanical Spaces and Vents:

No mechanical spaces and vents are permitted along the building exterior unless such mechanical spaces and vents are designed in accordance with Section 7.5 herein. Vents on Storefronts shall be permitted only if they are designed in accordance with the requirements in Section 6.0, Storefront Design. 52nd floor and its mezzanine shall be used to house building mechanicals only. No other use is permitted on such floors.

4.0                               Access:

4.1                   Purpose:

The purpose of the requirements in this section is to ensure that 41st Street is enlivened with street level activity and that 40th Street and 8th Avenue remain lively through, among other things, minimizing the amount of frontage given over to building services and lobbies.

4.2                   Applicability:

The requirements of this section apply to street level uses within the development.

4.3                   Pedestrian Access:

Retail space including NYT retail along 41st Street and NYT gallery space if located at street level shall have principal access directly from the adjacent sidewalk. Retail spaces fronting on the recessed building corners at 40th Street and 8th Avenue and 41st Street and 8th Avenue shall be directly accessible from the recessed corners, except that in the event that there are two (2) retail spaces fronting on a recessed corner, entrance of the second retail space may front on 8th Avenue. Access to each building lobby shall also be provided directly from the adjacent sidewalk. Subway entrance if provided within the new building shall be directly accessible from 40th Street or 8th Avenue.

4.4                   Vehicular Access:

Vehicular access to loading docks and parking may be located on 40th and/or 41st Streets. The total length of curb cut on any street shall be forty (40) feet maximum. In no event shall curb cuts be permitted on 8th Avenue.

5.0                               Bulk and Massing

5.1                   Purpose:

The purpose of the requirements of this section is: to create a slender, memorable and iconic tower, the height of which is evident from street level; to preserve the convention of taller avenue buildings and lower rise mid-block buildings, the height of the tower shall be located closer to 8th Avenue than to mid-block; to preserve the openness on 8th Avenue between 40th and 41st Street; to cause the building to relate to the scale and massing of recent and planned developments

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along 8th Avenue and leave sufficient distance between adjacent towers to the east, so as not to needlessly interrupt views; and to ensure a lively pedestrian experience and a sense of safety through avoidance of undefined sidewalk spaces that encourage loitering.

5.2                   Applicability:

The requirements of this section apply to all new construction on the site.

5.3                   Massing:

In keeping with the New York City tradition of locating high rise developments along the avenues, which are generally wider than the side streets, and low to mid-rise developments along the side streets, the massing of the new building shall be organized such that the tower (the “Tower”) is located along 8th Avenue with its longitudinal axis oriented in the North-South direction and a mid-rise structure (the “Base”) is located in the mid-block, east of the Tower.

5.4                   Setbacks:

In order to increase pedestrian circulation space and create a special environment that is open, attractive, inviting and lively the lower floors of the building shall be setback as stated herein and illustrated in Appendix A: Heights and Setbacks.

8th Avenue Setbacks — The first six (6) floors of the Tower with a total height of approximately eighty (80) feet shall be setback approximately seventeen (17) feet from the 8th Avenue property line.

Additionally, in order to create a slender, symmetrical and sculptural Tower, all four corners of the Tower shall be notched approximately thirty-eight (38) feet by twenty (20) feet as shown in Appendix A. Maximum dimensions of the Tower shall be approximately one hundred fifty-seven (157) feet in the east-west direction and approximately one hundred ninety four (194) feet in the north — south direction. Floor size in the Tower shall be approximately twenty-five thousand six hundred-fifty (25,650) square feet as measured from the outside surface of the enclosing glass curtain wall and in no event greater than twenty-six thousand (26,000) square feet.

Overlaying screen walls and supporting structure may encroach all setbacks stated above and shall not be counted towards the floor size stated above.

The 5th floor of the Base shall be setback approximately four (4) feet from the 4th floor along 40th and 41st Streets. Additional setbacks and notchings shall be provided on the Base to create a three dimensional structure, comprised of visually distinct building volumes with varying proportions and rooflines and that are located in different planes as more fully described in Section 7.3, Base Design and Materials and illustrated in Appendices A and C.

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5.5                   Building Heights

Tower: Maximum seven hundred sixty (760) feet at the rooftop garden floor; seven hundred eighty (780) feet including rooftop meeting/conference rooms; and maximum eight hundred sixty (860) feet including architectural embellishments and excluding the mast proposed on the roof top.

Base: Approximate height seventy five (75) feet at the roof of the Base.

Building heights shall be measured from the main lobby level indicated as 0’-0” on plans.

6.0           Storefront Design

6.1                   Purpose: [NYT, FC-R]

The purpose of the requirements of this section is: to ensure that Storefronts maximize transparency and the individuality of each tenant; to promote a sense of liveliness and security; to create a street frankly commercial in character as is found on typical New York City commercial streets; and to create an interesting pedestrian experience through a combination of distinctive architectural detail and varied articulation since the Storefront is the vantage point from which most people will experience the building.

6.2                   Applicability: [NYT, FC-R]

The requirements shall apply to all Storefronts.

6.3                   Design

[FC-R] Storefronts of retail spaces located at the corners of 8th Avenue and 40th Street and 8th Avenue and 41st Street (“Corner Storefronts”) shall be designed in accordance with the requirements stated in Section 6.3a, Corner Storefronts.

[NYT, FC-R] Storefronts of retail spaces located on 40th or 41st Streets including NYT spaces (“Sidestreet Storefronts”) shall be designed in accordance with the requirements stated in Section 6.3b, Sidestreet Storefronts.

[NYT] In the event that the NYT auditorium lobby frontage along 41st Street is greater than twenty (20) feet the Façade of the lobby and its interior shall be designed in accordance with Section 6.3c, SPU Storefront.

6.3a             Corner Storefronts: [FC-R]

The design of Corner Storefronts shall be distinct from the Side Street Storefronts, building lobbies and other uses fronting on a street. Corner Storefronts may be designed to be a part of a system used for the Side Street Storefront so long as there is variety among their designs. Variety may be achieved through the adjustment of the following: different number and spacing of vertical mullions; different number and spacing of horizontal mullions; changes in the sections of

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the horizontal and vertical mullions; and above the 10’ level, the addition of different glass finishes and transparencies, which may include milk glass, frosted fritted or color glass. Building materials and design elements used on the Tower may also be used on the Corner Storefronts so long as the Corner Storefronts are specifically detailed to be visually exciting. Mullions, frames, Sills, and hardware shall be designed to provide pedestrian scale and a rich and varied visual experience that is three dimensional and textural. Ample opportunities shall be provided for the placement of retail signs as required by Exhibit E 4, Display and Signage Requirements. Doorways and their surrounds shall be articulated to become visually prominent and distinct from the surrounding Storefront particularly those fronting the recessed building corners at 8th Avenue and 40th Street and 8th Avenue and 41st Street. Doorways on such corners shall be designed to provide a strong dimensional presence through a combination of architectural detailing, awnings, canopies and projecting signage. Maximum Sill height shall be eighteen (18) inches above the adjacent sidewalk. Each Storefront area up to ten (10) feet above finish grade shall be a minimum of seventy percent (70%) untinted, unmirrored clear glass.

6.3b            Sidestreet Storefronts: [NYT, FC-R]

Sidestreet Storefronts shall be designed so that the interior of the Store and the building become visually prominent when seen from the adjoining sidewalks. Thus, the Sidestreet Storefronts shall be predominantly glass but the quality of materials and the design details of the various components of the Storefronts shall be custom designed to be in keeping with the quality and standard of the overall building. Mullions and fenestration framing must be articulated so as to give the Storefronts a textural, sculptural quality.

The Fenestration pattern shall be continuous i.e., adjacent Storefront windows may not be separated by opaque wall panels on the same plane. Sills, doorways and door hardware shall be specially designed to complement the custom Storefront design. Standard Storefronts of generic quality are not permitted.

Maximum sill height shall be eighteen (18) inches above the adjacent sidewalk. Each Storefront area shall be a minimum of seventy percent (70%), untinted, unmirrored clear glass up to a height if twelve (12) feet above finish grade. Above the twelve (12) feet line the Storefront shall be a minimum of sixty percent (60%) untinted, unmirrored clear glass.

The ceilings of such Stores shall be minimum twenty (20) feet high as measured from the main lobby floor at 0’-0”. The ceiling immediately behind the Storefront shall be recessed and higher than the surrounding ceiling. Such recesses shall be minimum one (1) foot high and minimum two (2) feet wide and shall be designed to a standard determined by the Design Architect. The recessed ceiling shall be lit

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in white light and highlighted in a manner that is significantly brighter than the surrounding surfaces.

6.3c             SPU Storefront: [NYT]

SPU Storefront shall be designed to be distinct from the Corner Storefronts, Sidestreet Storefronts and the building lobbies. The design vocabulary and the materials used on the SPU Storefront may be the same as those used on the other Storefronts however they shall be sufficiently varied to give it a distinct presence on the street. The composition of the SPU Storefront i.e. the amount of transparency, the proportions and design of the windows, surrounding framing, walls and Sill, and doorway shall make it readily identifiable as an entrance to a public venue. Marquee and Vitrine as defined and required per Exhibit E4, Display and Signage shall be provided to further distinguish it along the street. Awnings are not permitted. The design vocabulary and materials of the SPU lobby may be the same as used in the other lobbies so long as it is specially detailed to be distinct from the other building lobbies and it does not read as a mere secondary lobby to the building.

6.4                   Materials: [NYT, FC-R]

Storefront frames shall be painted or natural finish steel or aluminum or they may be stained or painted wood. Stone shall not comprise more than ten percent (10%) of the surface of a Storefront on any particular Store. Ceramic panels, ceramic tubes, glass and perforated metal louvers are permitted.

6.5                   Entrance Treatment: [NYT, FC-R]

Doorway recesses shall be set at the minimum allowed by applicable laws and codes.

6.6                   Security Grilles: [NYT, FC-R]

The only security barrier allowed on any Storefront shall be an open metal-mesh grille located on the interior of the glass. See Appendix B for example.

6.7                   Awnings: [NYT, FC-R]

If awnings are used at locations other than those required by Exhibit E 4, Display and Signage, they shall fully be retractable and of a light weight material.

6.8                   Mechanical Spaces and Vents: [NYT, FC-R]

No mechanical spaces shall be located along the street. If louvers and vents are installed along the street they shall be inconspicuously located, integrated with the design of the Storefront and visually screened.

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7.0                    Façade Treatment:

7.1                   Purpose:

The overall purpose of the requirements of this section is: to ensure that the design results in a slender, vertical Tower; to provide a continuously interesting visual experience on all Facades of the building, i.e., Storefronts, Base, Tower, top of the building, building entrances, building corners, etc.; and to ensure that all Facades facing the street, i.e., 8th Avenue, 40th Street and 41st Street, will be treated as important facades since they will be easily seen by pedestrians.

The purpose of the Façade requirements related to the Base of the building is:, to create an environment at grade that is open and welcoming and gives the New York Times a recognizable and inviting profile at the pedestrian level through the creative use of scale, materials, streetscape and lighting; to ensure that the Base shall be designed to provide a vibrant and varied visual experience; to ensure articulation appropriate to the pedestrian scale; to ensure that transparency at street level, including Storefronts, is maximized to enhance the sense of activity on the street; to avoid inadvertent creation of non defensible sidewalk spaces; to connect the interior public spaces with the exterior of the building; to avoid large wall surfaces of undifferentiated treatment, i.e., a blank wall or a sheer glass wall; and to ensure that this location functions as a visual focus and as the south western gateway to the 42nd Street Development Project.

Taking into account Section 2.7, the purpose of the Tower facade requirements is: to ensure that the building will reinterpret traditional New York City curtain wall design; to combine technology and materials in a new manner with respect to New York City office tower design; to ensure that the curtain wall shall appear to be light and delicate; to ensure that the curtain wall shall appear visually interesting through detailing which casts distinct shadows as well as through the use of materials which capture the changing light conditions; to ensure that the curtain wall shall appear to “dematerialize” as the tower rises into the sky; and to ensure that the top of the building shall have a unique design that is immediately recognizable on the skyline.

7.2                   Applicability:

The requirements apply to all Facades of the new building. See Appendix C for illustration of Façade treatment requirements.

7.3                   Base Design and Materials:

40th and 41st Street Facades of the Base may be similar in design. Each Façade shall have a variety of materials and articulation to create four (4) Segments. (see Appendix C).

Segments 1 and 2 shall be identical and will be designed to appear like pylons flanking segment 3, the main segment on the Façade. Thus, Segments 1 and 2 shall be approximately twelve (12) feet wide and approximately seventy-two (72)

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feet in height, to punctuate the roof line. They shall be solid i.e., have no openings and shall be clad with masonry or ceramic panels.

Segment 3 shall be multi-layered. The inner Façade shall be clear or tinted glass. The third and fourth floors shall have an outer Façade comprised of perforated metal or glass louvers. The outer screen shall extend beyond the periphery of the glass Façade on those floors on all four sides by a minimum of four (4) feet to accentuate the layered appearance.

Segment 4 shall be designed to be distinct from Segments 1, 2 and 3. The Façade of Segment 4 shall be comprised of an inner wall of glass and masonry or ceramic panels. The glass portion of the inner Façade shall designed as an oversized central window framed on all four sides by masonry or ceramic panels. A louvered screen shall be placed in front of the glass window, however, the screen shall not align with the glass window to accentuate the layered appearance. The louvers shall be of glass or perforated metal. Segment 4 Façade shall be accentuated by two (2) freestanding slender tubular columns, which shall appear to support the roof top mechanical equipment.

Notwithstanding the foregoing Landlord acknowledges that the design of the Facades of the Base is being revised which would result in two (2) segments. Segment 1 and 2 would be eliminated, Segment 3 would be designed to be similar to the Tower Facades and Segment 4 would be designed to be similar to the Facades in the notched corners of the Tower. The revisions being considered are shown in a preliminary drawing “South Elevation” dated October 3, 2001. Landlord further acknowledges that it is in agreement with the revision being considered. Tenant shall submit drawing showing the revisions with Design Development Plans for Landlord’s review and approval.

7.4                   Tower Design and Materials: [NYT, FC-O]

The Tower Facades shall be double-layered. The inner Façades that fully enclose the building shall be in clear or tinted glass. The outer Facades that provide sun-screening shall be comprised of ceramic tubes except that such Facades in the notched corners of the Tower may be of glass or perforated metal louvers.

The ceramic tube screens shall be set apart from the glass Facades enough to be legible as separate layers when seen from the street level. The minimum clear distance between the glass Facade and the ceramic screen shall be between one and two feet. Supporting structural members may encroach into that spacing. However, all secondary structural elements shall be thin and web like in appearance to maintain transparency and visual separation between the glass Facades and the ceramic screens. The periphery of the ceramic screens shall not align with periphery of the glass Facades to further accentuate the layered appearance. Thus, the ceramic screens facing north and south shall extend a minimum of two feet six inches (2’-6”) beyond each side edge of the glass Façade and the ceramic screens facing east and west shall

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be a minimum of two feet six_inches (2’-6”) short of each side edge of the glass Facade. The bottom edge of the ceramic screen facing west shall be at elevation thirty-five (35) feet, the bottom edge of the ceramic screen facing east shall be at elevation eighty-five (85) feet and the bottom edges of the ceramic screens facing north and south shall be at elevation seventeen (17) feet. In order to provide a distinctive rooftop, the top edges of ceramic screens facing east and west shall extend eighty-five (85) feet above the Roof Garden floor and the ceramic screens facing north and south shall extend one hundred (100) feet above the Roof Garden floor. All elevations noted are approximate and as measured from the main lobby floor at 0’-0”. Each ceramic screen shall be continuous and the tubes generally shall be uniformly spaced at approximately three one half (3 1/2) inches center to center except at “openings” required to provide views of the exterior from the occupied floors. However, along 8th Avenue the ceramic screen shall have no such openings below elevation eighty-five (85’) feet to provide a uniform surface for signage and projections of images and/or lighting. The ceramic tube spacing above the roof garden floor shall increase to gradually dematerialize the Tower as the screens rise above the roof garden.

The screens located in front of the glass facades at the four notches of the Tower shall be comprised of perforated metal or glass louvers. The periphery of the louvered screens shall also not align with the periphery of the glass Facades behind as well as the ceramic screens to accentuate the layered appearance. Thus, the side  edges of the louvered screens shall be a minimum of one foot six inches (1’-6”) short of the inner and outer edges of the glass Facades behind. The bottom edges of the louvered screens facing east and west shall be at elevation twenty-four (24) feet and  the bottom edges of louvered screens facing north and south shall be at elevation twenty (20) feet. The top edges of the louvered screens facing north and south shall extend fifty six (56) feet above the Roof Garden floor and the top edges of louvered screens facing east and west shall extend seven (7) feet above the Roof Garden floor. All noted elevations are approximate. The louver spacing shall increase above the  roof garden floor to gradually dematerialize the Tower as the screens rise above the roof garden.

The ceramic tubes shall be minimum one and one-quarter (1 1/4) inches in diameter, off-white, in color and either be mat or semi-gloss in finish. Metal louvers may be steel or aluminum, painted and matte or semi-polished. Glass louvers shall be transparent, frosted or fritted. All structural members visible shall be painted.

Notwithstanding the foregoing Tenant may propose tubes composed of another material (i.e., a material other than ceramic) if upon due diligence research and testing of the ceramic tubes it is determined that the ceramic tubes are subject to unsafe and unacceptable breakage due to weathering and/or ongoing maintenance or proves otherwise impractical. If Tenant elects to propose another material for the tubes, Tenant shall submit to Landlord, for Landlord’s review, a summary (prepared by the Design Architect) of the due diligence and the results thereof in respect of both the ceramic tubes and the tubes composed of the proposed replacement material. The proposal shall be accompanied with drawings and mock-ups prepared by the Design Architect if necessary to illustrate the effect of the tubes composed of the proposed material on the screens and the overall building. Landlord shall approve the proposed

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material for the tubes if the design of the Facades is in keeping with the requirements of Section 7.1 hereof.

7.5                   Other Design Requirements:

Building Lobbies: [NYT, FC-O]

The Facades enclosing the lobbies shall be designed to maximize visibility of their interiors from the adjoining sidewalks. A minimum of ninety (90%) percent of the lobby Facades shall be in untinted, unmirrored clear glass. Front door canopies are required and shall project a minimum of ten (10) feet from the face of the building. Canopy shall be located with the column bay directly in front of the doorways and its side edges shall be minimum two feet six inches (2’-6”) away from the adjacent columns. Canopy may not extend the entire width of any lobby frontage. Canopies shall be suspended from the building structure. Columns to support the canopy are not permitted to encroach on the sidewalk. A minimum of sixty percent (60%) of the roof of the canopies shall be translucent glass and the balance may be in metal. Lighting shall be located at the soffit of the canopy to brightly illuminate the sidewalk at night. Building identification signage is required on the canopy, however, such signage shall not be counted towards meeting the requirements of Exhibit E 4, Display and Signage. Signage shall be installed along the front or side edges of the canopies and shall be comprised of individual three-dimensional letters. Signage may be front lit, backlit or illuminated from within. Light box signs are not permitted. The design of all signage is subject to Landlord’s review and approval.

The lobby interiors shall be designed to appear more like a public environment than a private corporate space. Thus the interior spaces shall be designed to be open, inviting and lively. Lobby walls, ceiling and floors shall be designed to be visually complex and inviting by using multiple materials. A minimalist, barren environment is not permitted. Lobbies shall be brightly lit so that interiors are visible day and night. The garden shall also be lit so that it is visible at nighttime.

Mast: [NYT, FC-O]

Subject to the approval of all local, state and federal authorities having jurisdiction in this matter, a mast may be located on the roof of the building. The mast shall be a maximum of four hundred (400) feet tall measured from the roof garden floor. The mast shall be placed at the crossing of the north-south and east-west axes of the Tower. The mast shall be made of carbon fiber or other such material to enable it to bend in the direction of the wind. The mast shall be visible on the skyline.

Architectural Lighting: [NYT, FC-O]

The ceramic tube and louver screens on the Tower and on Segment 3 of the Base shall be flood lit. The light intensity shall gradually decrease as the Tower rises.

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The lighting on the Tower may change colors. The rooftop of the Tower shall be uniquely lit to mark its presence on the skyline at nighttime. The Sidewalks within the arcade on 40th Street, 41st street and 8th Avenue and the recessed corners of the Tower shall be illuminated to ten (10) foot candles measured at the sidewalk level.

Subway Stair Canopy: [NYT, FC-O]

A curvilinear, floating canopy shall be located above the 40th Street subway entrance to provide shelter from rain and snow. The size, design and color of the canopy shall be unique to mark the subway entrance’s presence on the sidewalk and shall be iconic so as to act as a visual marker for driver entering the city on 40th street from the Lincoln Tunnel. Lighting shall be incorporated to illuminate the canopy at nighttime. Alternatively, a vertical iconic element may be proposed as a visual marker at the corner of 8th Avenue and 40th Street which shall be designed to be prominently visible day and night from a distance of one thousand (1000) feet. The icon shall be lit at night.

Retail Signage Supports: [NYT, FC-R]

All structural systems required for Retail Signage, as defined and required per Exhibit E 4, Display and Signage shall be designed by the Design Architect, as defined in the Lease. Structural system for each category of Retail Signage shall be provided to enable compliance with all requirements of Exhibit E 4. The structural system for Retail Signs as defined in Exhibit E 4, shall be installed on the columns that form the arcade on 40th Street, 41st Street and 8th Avenue. The supports shall be located between fourteen (14) and eighteen (18) feet above grade. The structural system for Display Window Signs as defined in Exhibit E 4 shall be installed on the Storefront between eight (8) and ten (10) feet above grade. The structural system for Awnings, as defined in Exhibit E 4, shall be installed on Storefronts between ten (10) and twenty (20) feet above grade. The support system for Awnings shall be designed so that it is fully retractable. See Appendix D for typical location and design of the structural supports for Retail Signs, Display Window Signs and Awnings. The structural supports shall be designed generally in the same vocabulary as the exposed structural members on the Tower and specifically the supports for the screen walls. Thus, they shall be thin in profile and web-like in appearance. Connections shall be specially detailed in keeping with the overall building design.

Mechanical Spaces and Vents: [NYT, FC-O]

Mechanical floors spaces and intake/exhaust vents permitted on the Tower floors shall be shielded by the screen walls so that they are not visible from the street. Rooftop mechanical equipment shall be setback from the Tower curtain walls and shall either be sufficiently enclosed to be not visible on the city skyline or be specially designed and located to become a part of the building’s roof top design

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and composition. With the exception of mechanical equipment located on the roof of Segment 4 of the Base, all mechanical equipment located on the roof of the Base shall be sufficiently setback from the Façade or shielded by an architectural screen so that they are not visible from the street. Particular care must be taken with any mechanical equipment on the roof of the Base since it will be highly visible from surrounding buildings and in the case of the equipment on the roof of Segment 4 also from the street. The equipment must be arranged in an orderly fashion. Miscellaneous vents are permitted so long as they are inconspicuously located, integrated with the architecture and visually screened.

8.0                    Review of Plans:

8.1                   Design Development: Design Development plans shall be submitted no later than sixty (60) days prior of Commencement of Construction. Design Development Plans shall be submitted in sufficient detail so that Landlord can review for compliance with the requirements of this Exhibit E 6, and the approved Schematics. Landlord shall review the Design Development Plans within twenty (20) business days after the date of submission thereof by Tenant.

In the event Tenant is required to revise Design Development Plans or submit additional information, Tenant shall resubmit Design Development Plans to Landlord and Landlord shall review such resubmissions within fifteen (15) business days after the date of submission thereof by Tenant.

If Tenant desires to modify the approved Design Development plans, Tenant shall submit the proposed modifications and Landlord shall review such modifications within fifteen (15) business days after the date of submission thereof by Tenant unless the proposed modifications are considered major by Landlord at its sole discretion. In such case, Landlord shall review such modifications within twenty (20) business days after the date of submission thereof by Tenant.

Design Development Plans, modifications thereto, and any additional information requested by Landlord shall be submitted to Landlord in sufficient detail to review compliance with the requirements herein and the approved Schematics. Any change to previously approved plans shall be clearly shown on the drawings and explained in accompanying written narrative. In the event a proposed modification affects any requirements of DUO and is not clearly explained it shall not be assumed by Tenant that such change is approved by Landlord even if Landlord does not specifically comment on the subject modification.

Design Development Plans shall include the following:

1.               Floor plans of all floors or representative floor plans and building sections indicating spaces, structure, the location of proposed entrances and lobbies, doors, and windows.

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2.                          Rendered exterior elevations, in color, including elevations that show the relationship of the new building to its surroundings.

3.                          Exterior elevations noted with materials and floor heights.

4.                          Elevations and sections with sufficient detail to adequately convey the aesthetics of the building’s exterior including details of the inner glass wall, exterior screenwalls and the mast. Elevations shall be accurately drawn to reflect the details as they are developed. Details shall include but not be limited to each typical molding and cornice profile, reveal, window and exposed structural member and connection.

5.                          Storefront, public areas and building entrance details including details of structural supports and framing of signage and awnings to be designed by the architect of the new building.

6.                          Design and details of the canopies to be placed above the subway entrance and the building lobbies including lighting and signage.

7.                          Design and details of the interior of building lobbies and Storefronts.

8.                          Material samples for all exterior Facades and for the lobbies.

9.                          Color boards illustrating the building’s actual color palette.

10.                    Diagrammatic elevational renderings illustrating the exterior lighting scheme.

11.                    Rendering of the building .as it would be seen looking south from the north west corner of 8th Avenue and 41st Street and any other renderings Landlord may request to assist in the review of the design.

12.                    Table of areas by use by floor. A computer disk with CAD drawings for the building shall be submitted for independent verification by Landlord of the proposed floor area in the building.

13.                    A scale model at 1” = 50’ of the entire building.

14.                    Scale models at a minimum ¼” – 1’ of façade to illustrate the varying curtain wall treatments. The scale shall be large enough to depict in accurate scale the varying mullion patterns and designs including the screening rods and louvers.

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15.                    Scale models at a minimum of 1/2 ” = 1-0” of each typical bay and a corner bay of the first two floors of the building illustrating the proposed Storefront articulation as well as a representative signage solution.

8.3                    Final Plans: Final plans shall be submitted no later than forty-five (45) days prior to commencement of above grade construction. Final Plans shall be submitted in sufficient detail so that Landlord can review for compliance with the requirements of this Exhibit E 6 and the approved Design Development Plans. Landlord shall review the Final Plans within twenty (20) business days after the date of submission thereof by Tenant.

In the event Tenant is required to revise Final Plans or submit additional information, Tenant shall resubmit Final Plans to Landlord and Landlord shall review such resubmissions within fifteen (15) business days after the date of submission thereof by Tenant.

If Tenant desires to modify the approved Final Plans, Tenant shall submit the proposed modifications and Landlord shall review such modifications within fifteen (15) business days after the date of submission thereof by Tenant unless the proposed modifications are considered major by Landlord at its sole discretion. In such case, Landlord shall review such modifications within twenty (20) business days after the date of submission thereof by Tenant.

All Final Plans, modifications thereto, and any additional information shall be submitted to Landlord in sufficient detail to review compliance with the requirements herein and the approved Design Development Plans. Any change to the previously approved plans shall be clearly shown on the drawings and explained in an accompanying written narrative. In the event a proposed modification affects any requirements of DUO and is not clearly explained it shall not be assumed by Tenant that such change is approved by Landlord even if Landlord does not specifically comment on the subject modification.

Final Plans shall include the following:

1.                         Floor plans of all floors or representative floor plans and building sections indicating spaces, structure, the location of proposed entrances and lobbies, doors, and windows.

2.                         Rendered exterior elevations, in color.

3.                         Exterior elevations noted with materials and floor heights.

4.                         Sufficient details, elevations and sections required to adequately convey the aesthetics of the building’s exterior including details of the inner glass

18

wall, exterior screen wall and the mast. Elevations shall be accurately drawn to reflect the details as they are developed. Details shall include but not be limited to each typical molding and cornice profiles, reveals, window and exposed structural member and connection.

5.                         Storefront, public areas and building entrance details including details of structural supports and framing of signage and awnings to be designed by the architect of the new building.

6.                         Design and details of the canopies or the alternative icon to be placed above the subway entrance and building lobbies including lighting and signage.

7.                         Design and details of the interior of building lobbies and Storefronts, including lighting.

8.                         Table of areas by use by floor. The table of areas shall be submitted by the architect and such architect shall certify that the area of the New Building has been measured in strict accordance with the definition of Square Foot as defined in Article 1 of the Lease. The certification by the architect shall include an explanation of all assumptions made in the calculation the table of areas. A computer disk with CAD drawings shall be submitted for independent verification by Landlord of the proposed floor area in the building.

9.                         Any other information required as part of the Design Development Plans, that was not available at the time of the Design Development Plans submission.

10.                   Design and Design guidelines of retail kiosks/spaces if any in the building lobbies.

Tenant shall construct a visual full scale mock-ups of the typical portions of the proposed curtain walls for the Base and the Tower, for review and approval by Landlord. The scope of the mock-up for the curtain wall with the ceramic tube screens shall be as shown on the photograph dated October 23, 2001 (“Mock-up A”). A similar mock-up of the curtain wall with the louvered screen (“Mock-up B”) fabricated by the curtain wall manufacturer shall be constructed with materials, finishes and colors that approximate the final materials as closely as possible. The mock-ups will be used for confirmation of the visual components of the design, including general paint colors and general Mullion profiles. Landlord shall review Mock-up A even if Mock-up B is not ready for review. However, Mock-up B shall be reviewed only if both mock-ups are seen together. Tenant shall inform Landlord of any deviations from the approved mock-ups which result from the structural testing process or from changes proposed by the curtain wall manufacturer. Landlord shall approve such proposed changes so long as they are recommended by the Design Architect and so long as the curtain wall shall meet the requirements of Section 7.0. Tenant hereby acknowledges that it may not order or install the curtain wall unless and until Landlord has approved the mock-ups for consistency with the approved design.

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9.0                    Compliance:

The entire building shall be in full compliance with the requirements of this Exhibit E 6, as of the date of Substantial Completion except that Retail Signage supports as required per Section 7.5, herein shall be installed by ten (10) months after Substantial Completion Date. Thereafter the entire building including the Retail Signage Supports shall be in compliance with this Exhibit E 6 throughout the term of the Lease.

10.0              Alternative Design:

Tenant may submit alternative proposals to the Architectural Requirements and Landlord, in its sole discretion, may alter the requirements if the alternative proposal meets the Purpose of the Architectural Requirements contained herein and the principles of the 42nd Street Now! Plan. Schematics, Design Development Plans and Final Plans for the alternative proposal shall be sufficiently detailed to enable review of the proposal for compliance with the requirements of this Exhibit E 6. Time frames for review shall be the same as described in Section 8.0.

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notched corner (typical)
property line
W. 41st Street
8'
20'
38'
17'
Additional setbacks/notches on Base
8th Avenue
building overhang
building overhang
subway entrance
W. 40th Street
8'

Ground Floor Plan (N.T.S.)

All elevations/dimensions are approximate

notched corner
756'
776'
194'
roof garden
157'
4'
75'
4'
Tower
Base

Roof Plan (N.T.S.)

SITE 8S: EXIHIBIT E6
Appendix A: Heights and Setbacks

42nd Street Development Project

Rigid poly-vinyl extruded outer tubes over 5/16" steel horizontal rods.

Tubes Available: Bronze tone, Gold tone, Silver tone.

Option No. 1: Vertical aluminum struts anodized to match poly-vinyl tubes.

Option No. 2: Steel lock plates available.

SITE 8S; EXIHIBIT E6
Appendix B: Security Grilles

42nd Street Development Project

840'
854'
Detail A
Detail B
Detail C
Detail D
1
2
3
4

8th Ave. Elev. (N.T.S.)

40th St. Elev. (N.T.S.)

notes: (#) Segment #
All elevations are approximate

SITE 8S; EXIHIBIT E6
Appendix C: Façade Treatm
(page 1 of 4)
42nd Street Development Pro.

1
2
3
4
5

Detail A (N.T.S.)

1
2
3
4
5

Detail B (N.T.S.)

Notes;

1. Inner glass façade
2. Outer ceramic tubes screen
3. Outer louvered screen
4. Unaligned edges
5. Separation between inner and outer facades
6. Masonry/ceramic panels

SITE 8S; EXIHIBIT E6

***Appendix C*: Façade Treatment**

(page 2 of 4)

42nd Street Development Project

4
4
1
3
2
4
3
6
4
side street lobby

Detail C (N.T.S.)

Notes:

1. Inner glass façade
2. Outer ceramic tubes screen
3. Outer louvered screen
4. Unaligned edges
5. Separation between inner and outer facades
6. Masonry/ceramic panels

SITE 8S; EXIHIBIT E6
Appendix C: Façade Treat
(page 3 of 4)
42nd Street Development Pr

Mechanical Equipment
1
3
4
4
6
3
4

Detail D (N.T.S.)

Notes:

1. Inner glass façade
2. Outer ceramic tubes screen
3. Outer louvered screen
4. Unaligned edges
5. Separation between inner and outer facades
6. Masonry/ceramic panels

SITE 8S; EXIHIBIT E6
Appendix C: Façade Treatment
(page 4 of 4)
42nd Street Development Project

A
La Gondola
1
2a
2
X
Y
3
Z
Z
RISTORANTE
A

Base arcade partial elev. (N.T.S.)

Detail X (N.T.S.)

Detail Y in section (N.T.S.)

Detail Z in section (N.T.S.)

Notes:

1. Retail Sign
2. Awning in open position

2a Awning in fully retractable position

3. Display Window Signs

SITE 8S; EXHIBIT E6
Appendix D: Retail Signage Support
(page 1 of 2)
42nd Street Development Project

4
2a
1
Y
X
5
2
Z
3
4
Store

Section A-A (N.T.S.)

Detail x (N.T.S.)

Detail y (N.T.S.)

Detail z (N.T.S.)

Notes:

1. Retail Sign
2. Awning in open position

2a Awning in fully retractable position

3. Display Window Signs
4. Awning lighting
5. Ceiling lighting

SITE 8S; EXIHIBIT E6
Appendix D: Retail Signage Support
(page 2 of 2)
42nd Street Development Project

EXHIBIT E-7

SITE SAFETY PROGRAM (§ 1.1(a)(Ixx)(G))

Site 8S Exhibit E 7
Site Safety Program
October 4, 2001

I.                            PURPOSE

The principles of management control commonly applied to costs, schedules, quality and productivity are equally applicable to safety and when applied improve safety performance, affecting the general public as well as the construction workforce. There are sound reasons for contractors to reduce the number of accidents that occur on their project. Research has shown that accidents are controllable by all levels of construction management. Reductions in the frequency and severity of accidents have been proven to reduce significantly the costs of doing business. Thus, there is ample incentive for Tenant to play an important role in construction safety.

II.                        LEGAL REQUIREMENTS

As set forth in the Lease, construction operations shall be conducted in full compliance with all applicable federal, state and local statutes, laws, rules, regulations and building code provisions. Where this Program provides stricter requirements than do such applicable statutes, regulations or building code provisions, this Program shall control. Where applicable statutes, regulations or building code provisions are more restrictive than this Program, they shall control.

III.                    SITE SAFETY PROGRAM

The following sections describe the specific management and component elements of the Site Safety Program.

Section A -          SITE SAFETY PROGRAM MANAGEMENT

The Tenant or its designated Construction Manager (as defined below) will be required to develop a safety program (“Safety Program”) covering all demolition, excavation and construction activities on the site, which details means to prevent accidents involving the public as well as construction personnel. Tenant shall submit such Safety Program to Landlord sixty (60) days prior to the commencement of demolition for Landlord’s review, except that Tenant may submit Safety Program related to excavation and construction work, so long as the demolition Safety Program is submitted no later from fifteen (15) business days prior to the anticipated commencement date of demolition. If the demolition Safety Program is separately, then Landlord’s timing requirements for review thereof as stated in this paragraph shall be changed so that every reference to thirty (30) days shall be shortened to fifteen (15) business days and every reference to fourteen (14) days shall be shortened to two (2) business days. The shortened review period shall only apply to Landlord’s review of the demolition Safety

Program if the same is separately submitted and no other timing requirements or standards for review shall otherwise be changed. Landlord shall have thirty (30) days following receipt of an initial submission hereunder and fourteen (14) days following receipt of revisions thereof or receipt of additional information requested by Landlord in reviewing a proposed Safety Program to approve or reject same. Landlord’s failure to notify Tenant of its approval or rejection of the proposed Safety Program within the thirty (30) or fourteen (14) day period (as the case may be) shall be deemed an approval thereof. If Tenant submits to Landlord a proposed modification to an approved Safety Program, Landlord’s review of such proposed modification shall be carried out within fourteen (14) days of receipt thereof, unless the proposed modification substantially alters the previously approved Safety Program, in which event, so long as Landlord notifies Tenant within such fourteen (14) day period that Landlord so regards the proposed modification, Landlord’s review shall be carried out within thirty (30) days of receipt of the proposed modification.  Landlord’s failure to notify Tenant of its determination within the thirty (30) or fourteen (14) day period (as the case may be) shall be deemed an approval thereof. In the case of any proposed modification, Landlord may not disapprove any matter previously submitted and approved or deemed approved, except to the extent that such modification affects the matter so approved or deemed approved. Landlord shall state its reasons for rejection of any submissions. In no event shall any construction commence until the Safety Program has been approved or deemed approved by Landlord.

As used herein, the term “Construction Manager” shall refer to Tenant’s Construction Manager or Tenant’s General Contractor. Tenant or its Construction Manager is charged with the responsibility of coordinating all of the subcontractors in an overall accident prevention program. The safety of the general public and of workers on the site will be the overriding concern of the safety effort. Tenant or its Construction Manager will designate a qualified person to act as coordinator of this effort (“Site Safety Coordinator”). This person will oversee and guide the safety activities of all contractors on the project. Included in this responsibility are the following:

(1)                    SAFETY PLANNING & COORDINATION

Project management and field supervision personnel will require ongoing safety planning involving all subcontractors. Such planning will include a review of construction methods, tools, equipment and personnel assigned to the work.

(2)                    SAFETY INSPECTION RECORD

An inspection and written report shall be made daily under the direction of the Site Safety Coordinator to assure that all public, ground level protection is being maintained. Copies of these reports shall be furnished to Landlord on a weekly basis, the format indicated on the attached sample (see Attachment A).

2

(3)                    ACCIDENTS - REPORTING & INVESTIGATION

Knowledge of any accidents that occur on or adjacent to the project is essential to good management of the work. Accidents, including those that do not result in injury, shall be recorded promptly by the Site Safety Coordinator, in the format indicated on the attached sample (see Attachment B).

A follow-up investigation by the Site Safety Coordinator will seek to develop information to enable management:

1.                          To pinpoint the conditions that caused the accident.

2.                          To avoid a false or inaccurate claim.

3.                          To prevent the continuation of the conditions that led to the accident.

This information will assist management in directing the safety program more effectively.

Copies of all accident reports and investigations shall be submitted on a weekly basis to Landlord; copies of such reports and investigations shall also be submitted to the New York City Department of Buildings (“Department of Buildings”) per their requirements.

In the event of any death, fire or injury to the general public, Tenant or its Construction Manager shall promptly notify Landlord in person or by telephone (212) 803-3800 (or successor phone number) and to the Department of Buildings per their requirements.

(4)                    SAFETY MEETINGS

(a)                     PUBLIC SAFETY

On a scheduled monthly basis, Tenant or its Construction Manager will conduct safety meetings and will include, to the extent required, representatives from governmental agencies, as appropriate. These groups will review problems of safety and convenience affecting the public, plan for potential problems, and initiate whatever coordination efforts with other agencies are necessary for the safety of the public. Landlord reserves the right to attend such meetings.

(b)                    WORKER SAFETY

The Tenant, the Construction Manager and each of the trades will schedule periodic meetings and maintain complete and accurate written minutes. At these meetings, the trade foremen will be encouraged to conduct weekly “tool box” safety meetings with their work crews to give

3

and receive information about safety items of immediate concern to their activity.

(c)                     SAFETY INSPECTIONS

Landlord retains rights to conduct safety inspections as it deems necessary. Landlord shall give advance notice to Tenant or its Construction Manager of such visits.

Section B - SITE SAFETY PROGRAM COMPONENTS

(1)                    PUBLIC GROUND LEVEL PROTECTION

(a)                     The passageway of all sidewalk bridges shall be kept free from litter, dirt, debris, ice, snow and potholes or any unsafe condition which could cause a tripping hazard. An inspection of these items shall be made daily and a record or log of such inspections kept and presented to Landlord as stated in Section A (2) above.

(b)                    Lighting of the pedestrian way shall be provided for the full width and length of each sidewalk bridge, providing not less than the equivalent of 10 foot-candles of light measured at the pavement.

(c)                     At all truck openings, a flashing red or yellow light shall be installed to alert pedestrian traffic moving across the opening.

(d)                    A person shall be provided to coordinate traffic wherever operations are conducted on or across sidewalk protection openings.

(e)                     Barricades shall be erected in such a manner as to prevent pedestrians from walking outside the sidewalk protection.

(f)                       All fences and barricades adjacent to sidewalks shall be kept free of nails and other snagging objects and shall be designed not to unreasonably interfere with pedestrian traffic.

(g)                    All walkways, temporary and permanent, shall be kept well drained at all times and free of ice and snow during winter months.

(h)                    Guard rails shall be provided on both sides of temporary walkways.

(i)                        Provision shall be made for keeping pedestrians clear of construction

4

activities and areas of material storage. Gates shall be secured to prevent casual entry to the site by the general public. Material that must be stored on the street (in permitted areas) shall be stacked or piled in such a manner as to prevent such piles from becoming unstable.

(2)                    OVERHEAD PROTECTION

Scaffolds - hanging or sectional: Only those materials or tools required for immediate use shall be placed on scaffolds and platforms. All materials shall be removed at the end of the work day. Wire mesh shall be installed between toe-board and guard rail of hanging scaffolds and around the perimeter of sectional scaffolds.

Debris - there shall be frequent removal of all debris from superstructure, and stabilization of articles, materials, equipment and debris in the event of windstorms.

In addition to the above, special care must be exercised to protect the public and the construction workforce from objects falling from structures under construction prior to the construction floor being permanently enclosed with a finished facade. Adherence to the provisions of the New York City Building Code governing safety netting, subdivision A of Section 27-1021 as approved by the City under Local law 61-87, must be strictly followed and enforced by the Site Safety Coordinator.

(3)                    CRANES & DERRICKS

Cranes and derricks shall be inspected prior to each use, and during use, for safe operating conditions. Barricades shall be provided around outriggers and fixed radius swing of cab. A traffic coordinator shall stop all pedestrian and vehicular traffic from passing under materials being hoisted by any crane or derrick. All cranes and derricks of every type shall be inspected and approved by the Department of Buildings - Cranes and Derricks Division, prior to operation and use. All operators must have valid operators licenses, and be approved by the Department of Buildings prior to operating any equipment.

(4)                    FENCES

Gates shall not open outward into pedestrian passage. Proper signs indicating “Driveway”—”Danger” etc., shall be placed so as to be easily seen and understood.

All perimeter fences and other protection shall be inspected daily.

5

As fences are planned and erected, consideration shall be given to their stability and ease of removal or replacement. Viewing windows shall be covered with plexiglass or equivalent non-breakable material.

(5)                    FIRE LANES

The required street fire lane(s) shall be kept free of any type of obstruction, including parked vehicles, at all times.

(6)                    GUIDELINES FOR MAINTENANCE OF SAFETY INSTALLATIONS

Particular protection and services shall be provided for the safety and health of the workers. These include, but are not limited to, the following:

1.                         Overhead protection

2.                         Temporary lighting

3.                         Guard rails and stair rails

4.                         Safety nets

5.                         Catch platforms

6.                         Toilets

7.                         Fire Extinguishers

8.                         Cover of floor holes and openings

9.                         Perimeter protection

10.                   Posters and signs

In the case of a Construction Manager-Multiple Subcontractor project, responsibility for the installation and maintenance of railing, ramp, guardrail and overhead protection shall be assigned to a contractor as Tenant may designate in its subcontract.

Removal and abuse of protective devices is a subject for education at safety and tool box safety meetings. The guiding rule here is that each employer is responsible for the safety of its employees.

(7)                    FIRE PREVENTION

The Construction Manager shall direct the prompt installation and maintenance of a general fire system.

All requirements of the New York City Fire Department pertaining to fire fighting equipment at the construction site and the conduct of all construction operations which raise fire prevention concerns shall be enforced. These include, but are not limited to, the requirements for a temporary elevator in readiness when the work reaches a height of 100 feet, and the installation of standpipe systems.

6

Particular emphasis shall be given to the storage of flammable and combustible liquids and compressed gasses. Bulk storage of these materials shall be in a separated area.

(8)                    ALARM SYSTEMS

An alarm system, shall be established. The telephone number of the nearest firehouse shall be conspicuously posted at various locations on the job site, including in the offices of all contractors, close to all telephones, and on the outside of all “change shanties.”

(9)                    STANDPIPES

The fire standpipe system as required by the New York City Building Code shall be maintained and operative up to the third floor below the top poured deck.

(10)              SHANTIES

Shanties shall be constructed of fire resistant material and the construction manager shall require each contractor to provide the necessary certification of compliance with this requirement. All shanties, storage rooms and offices shall be equipped with fire extinguishers rated not less than A.

(11)              EXITS

All exits to be used by personnel in case of fire shall be properly identified and kept clear of debris and any other obstacles.

(12)              HOUSEKEEPING

All debris and non-construction garbage throughout the premises shall be removed as quickly as practical. The areas at the base of any debris chute shall be barricaded.

(13)              SIAMESE HOSE CONNECTIONS

Siamese hose connections shall be designated by a red light and shall be kept clear of all debris, ice, snow or materials, to allow easy access by the Fire Department.

(14)              FIRST AID

Each employer at the premises shall provide a first aid kit.

7

(15)              MEDICAL SERVICES

The Site Safety Coordinator, in cooperation with the subcontractors, will contact local hospitals before the start of construction and coordinate with the hospitals’ emergency medical services personnel to determine the most effective method of cooperating during emergencies including information that needs to be posted on the site. It should be noted that a telephone call to the police emergency telephone number is the required means for ambulance response. The ways and means of emergency reporting within the project shall be developed by the Site Safety Coordinator and sign-posted within the site.

(16)              PERSONAL PROTECTIVE EQUIPMENT

Each contractor at the premises shall determine in advance projected needs for personal protective equipment and have such equipment available for use by employees when needed. The equipment shall include but not be limited to:

•                             Hard Hats

All employees and visitors shall wear head protection; the Project shall be designated a “hard hat job.”

•                             Safety Belts

Workers exposed to a falling hazard greater than 10 feet shall wear safety belts. Use of this equipment shall b enforced by the employer.

•                             Respirators

Respirators shall be issued to employees exposed to the inhalation of noxious substances.

•                             Eve Protection

Eye protection shall be issued to all employees whose work involves a hazard to the eyes.

•                             Hearing Protection

Where employees are exposed to sound levels in excess of applicable OSHA Standards, they shall wear appropriate hearing protection.

8

(17)               ELECTRICAL SAFETY

All temporary electrical services provided for work at the project shall conform with OSHA Standards and the National Electrical Code.

The Assured Equipment Grounding Conductor Program required by OSHA shall be implemented and documented.

All electrical tools and extension cords at the premises shall be properly grounded.

(18)               ASBESTOS RELATED WORK

All existing structures to be demolished or altered must strictly adhere to the New York City Building Code and other applicable city, state and federal requirements governing the removal or handling of asbestos or asbestos containing material.

9

Exhibit E 7
Attachment A
DAILY SAFETY INSPECTION REPORT
PUBLIC PROTECTION

DATE:

INSPECTED BY:

	YES	NO	REMARKS
1. Sidewalk clear of obstruction
2. Snow, ice or rain accumulation
3. Temporary walkway plank firmly fastened
4. Outside fence secure
5. Barricades in place
6. Entrance, exit and warning sign visible
7. Sidewalk bridge handrails in place
8. Sidewalk bridge column protected from vehicles
9. Sidewalk bridge fence on building side secure
10. Sidewalk bridge passageway free of debris
11. All light bulbs in working order
12. Flashing light at truck openings operating
13. Required street fire lanes free of obstructions
14. Crane and derrick inspection
15. Gates secured

10

Exhibit E 7
Attachment B

ACCIDENT REPORT

DATE:

INJURED PERSON:

NAME
ADDRESS
AGE	OCCUPATION
EMPLOYED BY
NAME OF SUPERVISOR
DESCRIPTION OF ACCIDENT – (briefly describe the physical set-up, what the injured person was doing, and what factors contributed to the accident).

LOCATION OF ACCIDENT – (example – stairway #5, between 8th and 9th floor levels of Bldg.)

DATE AND TIME OF ACCIDENT
DESCRIPTION OF INJURY – (example – injury to left shoulder)

WAS INJURED PERSON REMOVED BY AMBULANCE?		☐	YES	☐	NO
HAS INJURED PERSON RETURNED TO WORK?		☐	YES	☐	NO
REPORT PREPARED BY
EMPLOYED BY
TITLE
DATE

11

EXHIBIT F-l

DEMISED PREMISES (§ 1.1 (a) (lxi))

WEST 41 STREET
8TH AVENUE
WEST 40 STREET
SITE PLAN
N
FC OFFICE
NYTC OFFICE
COMMON AREA
SPU
8TH AVENUE
WEST 40 STREET

NOTE:
The areas identified in this diagram as FC Retail, FC Office, NYTC Office, and SPU exclude common areas located therein. All other space within the property lines, but not otherwise located within the building, are also common areas.

STACKING DIAGRAM

THE NEW YORK TIMES BUILDING

RENZO PIANO BUILDING WORKSHOP - FOX & FOWLE

4 DECEMBER 2001

[GRAPHIC]

STACKING DIAGRAM

THE NEW YORK TIMES BUILDING	RENZO PIANO BUILDING WORKSHOP - FOX & FOWLE	4 DECEMBER 2001

NYTC OFFICE
FC OFFICE
SPU
COMMON AREA (MECH.)
FC RETAIL
COMMON AREA
ROOF GARDEN GROSS
C.A.
PRELIMINARY-NOT FOR CONSTRUCTION
THE NEW YORK TIMES BUILDING
DESIGN DEVELOPMENT
51ST FLOOR PLAN
GSF-1051-A
A1 51ST FLOOR PLAN

[GRAPHIC]

A1 51ST FLOOR PLAN
GSF-1051-A
NYTC OFFICE
FC OFFICE
SPU
COMMON AREA (MECH.)
FC RETAIL
COMMON AREA
PRELIMINARY-NOT FOR CONSTRUCTION
THE NEW YORK TIMES BUILDING
DESIGN DEVELOPMENT
CELLAR FLOOR PLAN PARTIAL A
REVISED NOV. 30, 2001
GSF-100C1-A
A1 CELLAR FLOOR PLAN PARTIAL A

[GRAPHIC]

PRELIMINARY-NOT FOR CONSTRUCTION
NYTC OFFICE
FC OFFICE
SPU
COMMON AREA MECH.
FC RETAIL
COMMON AREA
UNEXCAVATED
F
G
H
I
J
K
L
M
REVISED NOV. 30, 2001
A1 CELLAR FLOOR PLAN PARTIAL A
THE NEW YORK TIMES BUILDING
DESIGN DEVELOPMENT
CELLAR FLOOR PLAN PARTIAL B
GSF-100C1-B

[GRAPHIC]

NYTC OFFICE
FC OFFICE
SPU
COMMON AREA (MECH.)
FC RETAIL
COMMON AREA
C.A.
C.A.
C.A.
PRELIMINARY-NOT FOR CONSTRUCTION
THE NEW YORK TIMES BUILDING
DESIGN DEVELOPMENT
GROUND FLOOR PLAN PARTIAL A
GSF-1001-A
A1 GROUND FLOOR PLAN PARTIAL A

[GRAPHIC]

PRELIMINARY-NOT FOR CONSTRUCTION
NYTC OFFICE
FC OFFICE
SPU
COMMON MECH.
COMMON AREA
FC RETAIL
COMMON AREA
C.A.
THE NEW YORK TIMES BUILDING
DESIGN DEVELOPMENT
GROUND FLOOR PLAN PARTIAL B
GSF-1001-B
A1 GROUND FLOOR PLAN PARTIAL B

[GRAPHIC]

NYTC OFFICE
FC OFFICE
SPU
COMMON AREA MECH.
FC RETAIL
COMMON AREA
PRELIMINARY-NOT FOR CONSTRUCTION
THE NEW YORK TIMES BUILDING
DESIGN DEVELOPMENT
28TH FLOOR MECHANICAL ROOM PLAN
GSF-1028
A1 28TH FLOOR MECHANICAL ROOM PLAN

[GRAPHIC]

EXHIBIT F-2

THE LAND (§ 1.1(a)(cxxv))

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue.

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING.

Being the property located at and known as Block 1012, Lots 1, 5, 8, 14, 53, 59, 61, 62, 63 and part of 15 on the Tax Assessment Map of the County of New York.

EXHIBIT G

PERMITTED ENCUMBRANCES (§ 1.1(a)(clxxxi))

1.                          Public and governmental utility facilities having a physical manifestation within the area of the Property; all recorded easements, licenses and other agreements, if any, existing as of the date hereof for such public and governmental utility facilities; and reasonable rights of access to such public and governmental utility facilities necessary for the maintenance, operation, repair, replacement or use of the same whether or not embodied in recorded instruments.

2.                          The right, title and interest of the City to property lying within the lines of any street, avenue or public place, as the same is shown on the present City map.

3.                          All equipment and other property of the City, including but not limited to police and fire communication lines, necessary for the maintenance of the public health and safety and having a physical manifestation within the area being leased; all recorded easements, licenses and other agreements, if any, existing as of the date hereof for such equipment and other property of the City; and reasonable rights of access to all such equipment and other property of the City necessary for the maintenance, operation, repair, replacement or use of the same whether or not embodied in recorded instruments.

4.                          All rights, title and interest of The New York City Transit Authority (the “T.A.”) in and to the following property, if any to the extent located within the property being acquired: (A) routes, tracts, tunnels, switches, siding, extensions, connections, platform, structures or terminals; (b) wires, conduits, pipes, ducts, telephone, signal and other communication or service facilities; (c) column, footings, bracing, foundations and other structural members; and (d) any other devices, equipment and facilities used in connection with the operation or maintenance of the subway system.

5.                          The general project plan with respect to the development of the 42nd Street Development Project (including the Property), adopted by the directors of UDC in June 1981, and thereafter amended, as approved by the City (as the same may be further amended and approved).

6.                          Any other matters shown on the acquisition map used in connection with ESDC’s condemnation of the Property, and which are specifically excluded on such map from the acquisition in connection therewith (provided, however, that no such matters materially impair the ability to construct a new building on the Property).

7.                          Site 8 South Project Agreement, dated as of the date hereof by and among ESDC, 42DP, the City, NYTB, NYT Real Estate Company LLC and FC Lion LLC.

8.                          Site 8 South Land Acquisition and Development Agreement, dated as of the date hereof, by and among ESDC, 42DP and NYTB.

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9.                          Site 8 South Declaration of Design, Use and Operation, dated as of the date hereof by and among ESDC, 42DP and NYTB.

10.                    Agreement, dated as of the date hereof, by and among 42DP, The New York City Transit Authority, NYTB and the City.

11.                    The lien for any BID assessments not yet due and payable (subject to adjustment as provided in this Lease).

12.                    Sewer Easement recited in Deed recorded in Liber 959 Cp. 298, if existing.

13.                    Declaration of Covenants and Restrictions made by New York State Urban Development Corporation dated as of June 21, 1988, recorded April 20, 1990 in Reel 1686 Page 383.

14.                    Reversionary estate of the City.

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cc:                    President –  New York City Economic Development Corporation
Chief, Economic Development Division –  New York City Law Department
Chris M. Smith, Esq. –  Shearman & Sterling
Max Friedman, Esq. –  Pillsbury Winthrop LLP
42nd St. Development Project, Inc. –  New York State Urban Development Corporation

H-2

EXHIBIT I

APPROVED MAJOR CONTRACTORS (§ 9.6 (b)(ii))

Mayrich Construction Corp.
Urban Foundation/Engineering LLC
Canron Construction Corp.
SMI Owen Steel Co.
Kline Iron & Steel
Sorbara Construction Corp.
Northside Corp.
Pinnacle Concrete
E. Patti & Sons
C&D Fireproofing & Plastering
Permasteelisa Cladding Technologies
GlassAlum International Corp.
Harmon Ltd.
Benson Industries, Inc.
Wolkow Braker Roofing Corp.
JP Patti Company, Inc.
Eagle One Roofing
NY Roofing Co.
Nastasi & Associates
Woodword Construction
Component Assembly Systems
ASM Electric & Machine Corp.
Fresh Meadows Mech. Corp.
Centrifugal Mechanical
FW Sims
Fred Geller Electrical, Inc.
Zwicker Electric
EJ Electric
Sirina Fire Protection
Belrose Fire Suppression
Rael Automatic Sprinkler Co., Inc.
Almar Plumbing & Heating Corp.
Olympic Plumbing & Heating
Schindler Elevator Corp.
Otis Elevator Co.
ThyssekKrupp Elevator
Fujitech

EXHIBIT J

FORM OF “NON ADVERSE STRUCTURAL EFFECT” STATEMENT OF ENGINEER
OR ARCHITECT (§ 9.9)

[Engineer’s/Architect’s letterhead]

as of    , 200

VIA HAND

42nd St. Development Project, Inc.
633 Third Avenue, 33rd floor
New York, New York 10017
Attention: President

Site 8 South – Alterations

Ladies and Gentlemen:

Reference is made to that certain Agreement of Lease (as it hereinbefore may have been and hereafter may be amended, the “Lease”), dated as of      , 2001, by and between 42nd St. Development Project, Inc. (“Landlord”) and [Tenant] (“Tenant”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Lease.

Pursuant to Section 9.9 of the Lease, the undersigned hereby certifies that: (a) it has reviewed Section 9.9 of the Lease and is familiar therewith; (b) it has assessed the Alterations listed on Schedule A attached hereto; and (c) based solely on such assessment, and without regard to any representations or other statements made by Tenant or any other party, such Alterations shall have no adverse effect on a Structural Component that is greater than a Nonadverse Structural Effect.

Yours Truly,

[Signature block of Engineer/Architect]

cc:                    President —  New York City Economic Development Corporation
Chief, Economic Development Division —  New York City Law Department
Chris M. Smith, Esq. —  Shearman & Sterling
Max Friedman, Esq. —  Pillsbury Winthrop LLP
42nd Street Development Project, Inc. —  New York State Urban Development Corporation

Schedule A to Exhibit J

Alterations

[Insert description of Alterations]

EXHIBIT K

FORM OF NONDISTURBANCE AGREEMENT (§ 13.2(b))

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”), dated as of           , 200 , between 42ND ST. DEVELOPMENT PROJECT, INC., a New York corporation, having an office at 633 Third Avenue, 33rd Floor, New York, New York 10017 (the “Ground Lessor”), and                      , a                  , having an office at                                (the “Landlord”), and                        , a                                having an office at                   (the “Tenant”).

W I T N E S S E T H:

WHEREAS, Tenant has entered into a lease dated             , 20   between Landlord, as sublandlord, and Tenant, as subtenant, with respect to certain space (the “Demised Premises”) in the building located at                , New York, New York (the “Premises”) (said sublease, as heretofore or hereafter amended and supplemented, the “Lease”);

WHEREAS, Ground Lessor is the ground lessor of the Premises pursuant to that certain Agreement of Lease dated as of                 , 2001, between Ground Lessor and                            (the “Ground Lease”); and

WHEREAS, Ground Lessor, Landlord and Tenant desire to enter into this Agreement upon the terms, covenants and conditions contained herein.

NOW, THEREFORE, in consideration of the premises and the agreements of the parties contained herein, the parties hereto hereby covenant and agree as follows:

1. Except as expressly stated herein, nothing in this Agreement shall be construed to be an approval by Ground Lessor of the provisions of the Lease.

(12) Tenant agrees that the Lease is and shall be subject and subordinate to the Ground Lease and all renewals, amendments, modifications, consolidations, replacements and extensions thereof.

(13) Ground Lessor hereby agrees that so long as the Lease shall be in full force and effect, Tenant shall not be in default in the payment of rent or additional rent due under the Lease and Tenant shall not be in default in the performance or observance of any of the other obligations or conditions of the Lease beyond any applicable cure period (the “Nondisturb Conditions”): (a) Ground Lessor shall not join Tenant as a party defendant in any action or proceeding which may be instituted or taken by Ground Lessor under the Ground Lease, by reason of any default by Landlord thereunder, to terminate the Ground Lease, to remove or evict the Landlord or to recover possession of the Premises, unless required by law in order to make such action or proceeding effective; (b) Tenant shall not be evicted from the Demised Premises; and (c) Tenant’s subleasehold estate under the Lease shall not be diminished, interfered with, disturbed or terminated.

(14) Tenant hereby agrees that in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant shall not exercise any such right: (a) until it has given written notice of such act or omission to Ground Lessor; and (b) until a reasonable period for remedying such act or omission shall have elapsed following such giving of notice. Tenant from and after the date hereof shall send a copy of any notice of default or notice in connection with the commencement of any action to terminate the Lease or similar statement under the Lease to Ground Lessor at the same time such notice or statement is sent to Landlord under the Lease and agrees that, notwithstanding any provisions of the Lease to the contrary, such notice shall not be effective unless Ground Lessor shall have been given such notice and shall have failed to cure such default as herein provided. All notices given under this Agreement shall be sent by certified or registered mail, postage prepaid, return receipt requested, or shall be delivered to the parties at the following addresses set forth above (or at such other addresses as the parties hereto shall specify in a written notice to the other parties at the addresses specified herein). Any notices hereunder shall be deemed to be given on the earlier to occur of: (i) the day of receipt; and (ii) three (3) days after deposit in the mail.

(15) Tenant and Ground Lessor hereby agree that, in the event that Ground Lessor shall enter into and become possessed of the Premises by reason of default on the part of Landlord under the Ground Lease or by reason of the termination of the Ground Lease, then, so long as the Nondisturb Conditions shall be satisfied, the Lease shall continue as a direct lease between Ground Lessor and Tenant upon all of the terms, covenants, conditions and agreements as set forth in the Lease, and Tenant agrees to be bound thereby and to attorn to Ground Lessor and recognize Ground Lessor as its landlord; provided, however, that Ground Lessor shall not:

(a) be liable for any act or omission or negligence of any prior landlord under the Lease;

(b) be subject to any counterclaim, offset or defense, which theretofore accrued to the Tenant against the prior landlord under the Lease;

(c) be subject to any counterclaim, offset or defense at any time during the term of the Lease with respect to the payment of rent or additional rent by Tenant;

(d) be bound by any modification or amendment of such Lease (unless Ground Lessor shall have theretofore received a copy of and consented in writing to such modification or amendment);

(e) be bound by any payment of rent or additional rent for more than one (1) month in advance (unless actually received by Ground Lessor);

(f) be liable for any security deposit given by Tenant under the Lease, unless and to the extent actually received by Ground Lessor;

(g) be obligated to perform any work of any kind in the Demised Premises or the Premises;

(h) in the event of a casualty, be obligated to repair or restore the Premises or any portion thereof beyond such repair or restoration as may be reasonably accomplished from the net insurance proceeds actually made available to Ground Lessor;

(i) in the event of a partial condemnation, be obligated to repair or restore the Premises or any part thereof beyond such repair or restoration as may be reasonably accomplished from the net proceeds of any award actually made available to Ground Lessor;

(j) be subject to any right of cancellation or termination which requires payment by the landlord thereunder of a charge, fee or penalty for such cancellation or termination, except if Ground Lessor voluntarily exercises such right of cancellation or termination other than as a result of a casualty or condemnation;

(k) be subject to any right of first refusal or first offer to purchase the Premises or any portion thereof;

(l) be obligated to give Tenant all or any portion of any insurance proceeds or condemnation awards received by Ground Lessor as a result of a casualty or condemnation;

(m) be subject to liability for any amounts in excess of the amounts set forth in Article 17 of the Ground Lease; or

(n) be bound for a term in excess of ten (10) years from the commencement date of the Lease.

Upon the request of either Tenant or Ground Lessor, Tenant or Ground Lessor, as the case may be, shall promptly execute and deliver to the other an agreement or other instrument in recordable form which may be necessary or appropriate to evidence such attornment.

(16) Landlord and Tenant shall not change, or consent to a change in, the terms, covenants, conditions and agreements of the Lease in any manner which would be binding on Ground Lessor without the express consent in writing of Ground Lessor.

(17) Tenant further acknowledges that pursuant to Section 13.4 of the Ground Lease, the Ground Lessor may elect to collect rent and all other sums due under the Lease under certain circumstances. In the event that the Ground Lessor elects to collect rent or other charges under Section 13.4 of the Ground Lease, then from and after such election, until further notice from Ground Lessor, Tenant shall pay its rent, additional rent and all other sums due under the Lease directly to Ground Lessor.

(18) This Agreement may not be modified, amended or terminated unless in writing and duly executed by the party against whom the same is sought to be asserted and constitutes the entire agreement between the parties with respect to the subject matter hereof.

(19) This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(20) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within said state.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Ground Lessor:
42ND ST. DEVELOPMENT PROJECT, INC.
By:
Name:
Title: President

Tenant:
[ ]
By:
Name:
Title:

Landlord:
[ ]
By:
Name:
Title:

EXHIBIT L

INTENTIONALLY OMITTED

EXHIBIT M

FORM OF NOTICE OF DEFAULT (§ 14.2)

42ND ST. DEVELOPMENT PROJECT, INC.
633 Third Avenue, 33rd Floor
New York, New York 10017

as of      , 200

VIA HAND

NYT Real Estate Company LLC
c/o The New York Times Company
229 West 43rd Street
New York, New York 10036
Attention: General Counsel

Site 8 South – NOTICE OF DEFAULT

Ladies and Gentlemen:

Reference is made to that certain Agreement of Lease (as it hereinbefore may have been and hereafter may be amended, the “Lease”), dated as of         , 2001, by and between 42nd St. Development Project, Inc. (“Landlord”) and [Tenant] (“Tenant”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Lease.

Pursuant to Section 14.2 of the Lease, Tenant is hereby given notice that it is in default under Section         of the Lease for [STATE DEFAULT]. Under the Lease, Tenant has [STATE PERIOD] in which to cure this Default.

Nothing in this letter shall be construed to be a waiver of any right or remedy available to Landlord under the Lease, at law or in equity, all of which are hereby expressly reserved.

Yours Truly,
42ND ST. DEVELOPMENT PROJECT, INC.
By:
Name:
Title:

cc:                    Director of Real Estate –  The New York Times Company
Martin D. Polevoy, Esq. –  Swidler Berlin Shereff Friedman LLP
Max Friedman, Esq. –  Pillsbury Winthrop LLP

M-1

EXHIBIT N

FORM OF SECOND NOTICE OF DEFAULT (§ 14.2)

42ND ST. DEVELOPMENT PROJECT, INC.
633 Third Avenue, 33rd Floor
New York, New York 10017

as of           , 200

VIA HAND

NYT Real Estate Company LLC
c/o The New York Times Company
229 West 43rd Street
New York, New York 10036
Attention: General Counsel

Site 8 South – SECOND NOTICE OF DEFAULT

Ladies and Gentlemen:

Reference is made to that certain Agreement of Lease (as it hereinbefore may have been and hereafter may be amended, the “Lease”), dated as of             , 2001, by and between 42nd St. Development Project, Inc. (“Landlord”) and [Tenant] (“Tenant”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Lease.

Pursuant to Section 14.2 of the Lease, Tenant is hereby given notice that Tenant’s Default under Section              of the Lease for [STATE DEFAULT] has not been cured within the cure period for such Default under the Lease. If Tenant has not cured the aforesaid Default within 5 Business Days of [DATE OF THIS NOTICE IF SENT ON BUSINESS DAY OR DATE OF NEXT SUCCEEDING BUSINESS DAY IF DATE OF THIS NOTICE IS NOT A BUSINESS DAY], an Event of Default shall be deemed to have occurred.

Nothing in this letter shall be construed to be a waiver of any right or remedy available to Landlord under the Lease, at law or in equity, all of which are hereby expressly reserved.

Yours Truly,

42ND ST. DEVELOPMENT PROJECT, INC.
By:
Name:
Title:

cc:                    Director of Real Estate –  The New York Times Company
Martin D. Polevoy, Esq. –  Swidler Berlin Shereff Friedman LLP
Max Friedman, Esq. –  Pillsbury Winthrop LLP

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EXHIBIT O

NON-DISCRIMINATION AND AFFIRMATIVE ACTION (§ 29.1)

42nd St. DEVELOPMENT PROJECT, INC. AND EMPIRE STATE DEVELOPMENT
NON-DISCRIMINATION AND AFFIRMATIVE ACTION CONSTRUCTION CONTRACT PROVISIONS

I.         Policy

It is the policy of the State of New York, Empire State Development (“ESD”) and 42nd St. Development Project, Inc., (“42DP”) to comply with all federal, State and local law, policy, orders, rules and regulations which prohibit unlawful discrimination because of race, creed, color, national origin, sex, sexual orientation, age, disability or marital status, and to take affirmative action to ensure that Minority and Women-owned Business Enterprises (M/WBEs), Minority Group Members and women share in the economic opportunities generated by ESD’s and/or its subsidiaries’ participation in projects or initiatives, and/or the use of ESD/42DP funds.

1)                         The Contracting Party represents that its equal employment opportunity policy statement incorporates, at a minimum, the policies and practices set forth below:

(a)                    Contracting Party shall (i) not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, sexual orientation, age, disability or marital status, (ii) undertake or continue existing programs of affirmative action to insure that Minority Group Members and women are afforded equal employment opportunities without discrimination, and (iii) make and document its conscientious and active efforts to employ and utilize Minority Group Members and women in its workforce on Contracts. Such action shall be taken with reference to, but not limited to, recruitment, employment, job assignment, promotion, upgrading, demotion, transfer, layoff or termination, rates of pay or other forms of compensation, and selection for training or retraining, including apprenticeship and on-the-job training.

(b)                   At the request of the AAO, the Contracting Party shall request each employment agency, labor union, or authorized representative of workers with whom it has a collective bargaining or other agreement or understanding, to furnish a written statement that such employment agency, labor union, or representative does not unlawfully discriminate, and  that such union or representative will affirmatively cooperate in the implementation of the Contracting Party’s obligations herein.

(2)                     Commencing not more than 30 days after the later of (i) execution of the Contract, or (ii) start of construction, the Contracting Party shall submit to the AAO a Monthly Employment Utilization Report (Schedule A-1) of the workforce actually utilized on the Contract, itemized by ethnic background, gender, and Federal Occupational Categories or other appropriate categories specified by the AAO.

(3)                     The Contracting Party shall also include with the first Monthly Employment Utilization Report and as part of the documentation required for final payment, such data describing: a) the total number of company employees at commencement of the project, b) the total number of company employees at the completion of the project and c) any net increases in the number of employees in the company. Net increases in employment shall be further classified by ethnicity, gender and occupational code.

The Contracting Party shall include, or cause to be included, the provisions of clauses (1) through (3) in every Contract or purchase order that it enters into in order to fulfill its obligations under the Contract, in such a manner that such provisions will be binding upon each and every Contracting Party with respect to any Contract or Subcontract.

II.                        Goals for Minority and Women-Owned Business Enterprise Participation (Core and Shell)

(a)                    Contracting Party is required to use its “Best Efforts” to achieve an overall M/WBE participation goal of 18.0% of the total dollar value of the Contract, as it pertains solely to the hard costs of Tenant’s construction of the core and shell of the new building, and shall exclude so called “soft costs” including, but not limited to, architect, engineering, legal, design and other fees to professionals and consultants, application and permit fees, cost of surveys, inspections, furnishings and decorative items not being affixed into the new building.

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(b)                   The goal for M/WBE participation in the performance of the work is expressed as a percentage of the contract price. The term “hard costs” as used in this Section II (a) and Section III(a), shall be deemed to exclude architectural, engineering and other such design consulting costs.

(c)                    The total dollar value of the work performed by M/WBEs will be determined as: (i) the dollar value of the work subcontracted to M/WBEs; (ii) where the Contracting Party is a joint venture, association, partnership or other similar entity including one or more M/WBEs — the contract price multiplied by the percentage of the entity’s profits/losses which are to accrue to the M/WBE(s) under the Contracting Party’s agreement; or (iii) where the M/WBE is the Contracting Party — the contract price.

(d)                   The Contracting Party shall include, or cause to be included, the provisions of clauses (a) through (c) in every Contract or purchase order that it enters into in order to fulfill its obligations under the Contract, in such a manner that such provisions will be binding upon each and every Contracting Party with respect to any Contract or Subcontract.

III.                    Goals for Minority and Female Workforce Participation (Core and Shell)

(a)                    The Contracting Party is required to use its “Best Efforts” to achieve the overall goal of 20% minority and female workforce (M/FWF) participation in the work performed pursuant to Contracts entered into in connection with the Lease as it pertains to the hard costs of Tenant’s construction of the core and shell of the new building.

(b)                   The M/FWF participation goals are expressed as a percentage equal to the person hours of training and employment of minority or female workers, as the case may be, used by any Contracting Party, divided by the total person hours of training and employment of all workers (including supervisory personnel).

(c)                    The required participation for minority and female employment and training must be substantially uniform throughout the performance of the work.

(d)                   The Contracting Party shall not participate in the transfer of minority or female employees or trainees from employer-to-employer or from project-to-project for the sole purpose of meeting the Contracting Party’s obligations herein.

(e)                    In striving to achieve the goals for M/FWF participation, Contracting Party shall use its “Best Efforts” to identify and employ qualified minority and female supervisory personnel and journey persons.

(f)                      The non-working hours of trainees or apprentices may not be considered in meeting the goals for M/FWF participation contained herein unless: (i) such trainees or apprentices are employed by Contracting Party during the training period; (ii) the Contracting Party has made a commitment to employ the trainees or apprentices at the completion of their training, subject to the availability of employment opportunities; and (iii) the trainees are trained pursuant to an approved training program.

(g)                   The Contracting Party shall include, or cause to be included, the provisions of clauses (a) through (f) in every Contract or purchase order that it enters into in order to fulfill its obligations under the Contract, in such a manner that such provisions will be binding upon each and every Contracting Party with respect to any Contract or Subcontract.

IV.                   Goals for Minority and Women-Owned Business Enterprise Participation (Leasehold Improvements)

(a)                    Contracting Party is required to use its best efforts to achieve the following M/WBE participation goals with respect to the Tenant’s or subtenant’s construction of leasehold improvements within the building:

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(1)                    Seven and one half percent (7.5%) of the total dollar value of the Contract as it pertains solely to the hard costs in connection with the leasehold improvements to leasehold space measuring 500,000 or more square feet;

(2)                     Five percent (5.0%) of the total dollar value of the Contract as it pertains solely to the hard costs in connection with the leasehold improvements to leasehold space totaling more than three floors or leasehold space measuring 100,000 or more square feet, but not exceeding 500,000 square feet.

(b)                   To the extent that any subtenant shall undertake the construction of leasehold improvements within the building for three floors or less or leasehold space not exceeding 100,000 square feet, then such subtenant shall represent that it shall not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, sexual orientation, age, disability or marital status and be in compliance with all applicable federal, State and local law, policy, orders, rules and regulations which prohibit unlawful discrimination.

V.                       Goals for Minority and Female Workforce Participation (Leasehold Improvements)

(a)                    The Contracting Party is required to use its “Best Efforts” to achieve the following M/FWF participation goals in the work performed pursuant to contracts entered into in connection with the leasehold improvements:

(1)                     Fifteen percent (15%) minority and female workforce participation in the work performed pursuant to contracts entered into in connection with a subtenant’s leasing of 500,000 or more square feet of floor space;

(2)                     Ten percent (10%) minority and female workforce participation in the work performed pursuant to contracts entered into in connection with a subtenant’s leasing of more than three floors or 100,000 or more square feet, but not more than 500,000 square feet of floor space.

(b)                   To the extent that any subtenant shall undertake the construction of leasehold improvements within the building for three floors or less or leasehold space not exceeding 100,000 square feet, then such subtenant shall represent that it shall not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, sexual orientation, age, disability or marital status and be in compliance with all applicable federal, State and local law, policy, orders, rules and regulations which prohibit unlawful discrimination.

VI.                   Equal Employment Opportunity - Operation of the New Building

(a)                    Tenant agrees that it will neither commit nor knowingly permit discrimination by reason of race, creed, color, national origin, sex, sexual orientation, age, disability, or marital status in the sale, transfer or assignment of its interest under this Lease or in the subletting, use or occupancy of the Premises or any part thereof.

(b)                   Tenant agrees that with regard to the maintenance, management and operation of the building, it shall be bound by, to the extent it operates the building and, in any event, shall cause any person or entity Tenant employs to operate the building with respect to the maintenance, management and operation thereof, to be bound by the provisions of paragraph (a) above.

VII.               Reporting Requirements

The Contracting Party will permit access to its relevant books, records and accounts, with respect to the Contract, by the AAO solely for purposes of investigation to ascertain compliance with the provisions herein. Not later than three business days after a request, the Contracting Party shall periodically file, or cause to be filed, reports, substantially in the format attached hereto as Schedule A-l and A-2 (MBE/WBE Compliance Report to be filed monthly), with the AAO detailing compliance with the provisions of these non-discrimination and affirmative action clauses. Accuracy of the information contained in the reporting documentation shall be certified to as to the actual knowledge of an owner or officer of the Contracting Party.

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VIII.    Non-Compliance and Sanctions

In the event that any Contracting Party violates any of the provisions herein, the ESD and/or 42DP may require that the following sanctions and remedies for non-compliance be imposed:

(a)                    Within twenty (20) days after the end of each calendar month, the AAO will review the Monthly Employment Utilization Report and the MBE/WBE Compliance Report filed with the AAO to assess compliance with the established program. If the Contracting Party has failed to file the required monthly reports and/or if in the reasonable judgment of the AAO, an analysis of the reports reveals apparent underutilization, the AAO may elect to notify (which notification shall be in writing) the Contracting Party in writing (the “First Notice”), which notice shall describe the nature and extent of the apparent underutilization.

(b)                   If the AAO’s review and analysis of the Contracting Party’s reports filed in the month next following the month in which the Contracting Party received the First Notice reveals that there continues to be apparent underutilization, then the AAO may notify the Contracting Party in writing (the “Second Notice”) which notice shall describe the nature and extent of the continuing apparent underutilization and will arrange a conference (allowing three days advance notice to the Contracting Party) which the Contracting Party must attend, at which the AAO will identify in consultation with Tenant, specific reasonable and practicable corrective measures from among those available to demonstrate Best Efforts which the Contracting Party will undertake.

(c)                    If the AAO’s review and analysis of the Contracting Party’s reports filed in the month next following the month in which the Contracting Party received the Second Notice reveals continuing apparent underutilization and if the Contracting Party has not already undertaken the specific corrective measures agreed upon to demonstrate its Best Efforts, the AAO may notify the Contracting Party in  writing (the “Final Notice”), which notice shall describe the nature and extent of the continuing  apparent underutilization. Upon receipt of the Final Notice, the Contracting Party shall be required to comply with the following sanctions and remedies for compliance:

(1)	The Contracting Party shall attend a hearing with the AAO.

(2)

After any such hearing, and a determination by the AAO that the Contracting Party has failed to comply with any of these provisions, and the passage of time in which to remedy such failure has transpired, and as the sole remedy for non-compliance, the AAO, in his/her sole discretion, may assess liquidated damages against the Contracting Party for failure to demonstrate its best efforts in complying with the affirmative action program. Liquidated damages may be assessed in an amount equal to the dollar value of Contracts that would have been realized by M/WBEs if the goals had been achieved.

(3)

If such an award is assessed against any Contracting Party, the amount of such assessment may be withheld from any monies due to the Contracting Party by the ESD and/or 42DP or, may be paid to the ESD and/or 42DP by the Contracting Party that has been found to fail to comply with the affirmative action program provided, however, that nonpayment of any such assessment by any Contracting Party shall be subject to the right and time to cure of a recognized mortgagee pursuant to subsection 11.3(b) of this Lease. Any liquidated damages collected hereunder shall be paid into one or more M/WBE technical assistance funds administered by the ESD and/or 42DP.

(d)                   Such sanctions that may be imposed and remedies invoked hereunder, shall be considered independent of, or in addition to, sanctions and remedies otherwise provided by law.

(e)                    In no event shall ESD and/or 42DP terminate the Lease or any Contract, or order the cessation of work under any Contract, due to any Contracting Party’s failure to comply with the provisions of this affirmative action program.

(f)                      In no event shall any Recognized Mortgage (or its designee or other successor-in-interest) which acquires Tenant’s interest in the Lease by foreclosure (or deed-in-lieu of foreclosure) of its Recognized

4

Mortgage be liable for any damages accruing prior to the time of such acquisition of Tenant’s interest in the Lease.

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42nd St. DEVELOPMENT PROJECT, INC. AND EMPIRE STATE DEVELOPMENT
NON-DISCRIMINATION AND AFFIRMATIVE ACTION DEFINITIONS

Affirmative Action

Shall mean the actions to be undertaken by the Contracting Party in connection with work performed under the Lease, to ensure non-discrimination and Minority/Women-owned Business Enterprise and minority/female workforce participation, as set forth in Sections II, III, IV, and V herein, and developed by ESD and/or its subsidiaries.

With regard to the obligations imposed on the Tenant to comply and to cause its Contractors to comply with the provisions set forth herein, shall mean the taking by the Tenant of reasonable and practicable affirmative steps to ensure compliance on its own part and on the part of its Contractors and subtenants including the imposition of reasonable sanctions, where required under the provisions of the Lease.

Affirmative Action Officer (“AAO”)

Shall mean ESD’s Affirmative Action Officer or his/her designee, managing the affirmative action program for ESD and/or its subsidiaries.

Contract

Shall mean a written agreement or purchase order instrument, or amendment thereto, executed by or on behalf or a Contracting Party, providing for a total expenditure in excess of $10,000 for labor, services, supplies, equipment, materials or any combination of the foregoing regarding the implementation of the project. Notwithstanding the foregoing definition, it is understood and agreed by ESD and the Tenant that achievement of the percentage goals set forth in Sections II, III, IV and V shall be based upon an assessment of the overall project upon completion.

Contracting Party

Shall mean (i) the Tenant, or parties with whom the Tenant has executed a contract, to perform services, including construction work, resulting from the lease, (ii) any party which undertakes to construct leasehold improvements within the building, but not including improvements to leasehold space measuring less than 100,000 square feet and (iii) any contractor, subcontractor, consultant, subconsultant or vendor supplying goods or services, pursuant to a contract or purchase order in excess of $1,500, in connection with work performed under the Lease. Notwithstanding the foregoing definition, it is understood and agreed by ESD and the Tenant that achievement of the percentage goals set forth in Sections II, III, IV and V shall be based upon an assessment of the overall project upon completion.

Subcontract

Shall mean an agreement providing for a total expenditure in excess of $1,500 between a Contracting Party and any individual or business enterprise, for goods or services rendered in connection with construction work performed under the Lease. Notwithstanding the foregoing definition, it is understood and agreed by ESD and the Tenant that achievement of the percentage goals set forth in Sections II, III, IV and V shall be based upon an assessment of the overall project upon completion.

Minority Business Enterprise (“MBE”)

Shall mean a business enterprise, including a sole proprietorship, partnership or corporation that is: (i) at least fifty-one percent (51%) owned by one or more Minority Group Members; (ii) an enterprise in which such minority ownership is real, substantial and continuing; (iii) an enterprise in which such minority ownership has and exercises the authority to control and operate, independently, the day-to-day business decisions of the enterprise; (iv) an enterprise authorized to do business in the State of New York and is independently owned and operated; and (v) an enterprise certified by New York State as a minority business.

6

Minority Group Member

Shall mean a United States citizen or permanent resident alien who is and can demonstrate membership in one of the following groups: (i) Black persons having origins in any of the Black African racial groups; (ii) Hispanic persons of Mexican, Puerto Rican, Dominican, Cuban, Central or South American descent of either Indian or Hispanic origin, regardless of race; (iii) Asian and Pacific Islander persons having origins in any of the Far East countries, South East Asia, the Indian subcontinent or the Pacific Islands; and (iv) Native American or Alaskan native persons having origins in any of the original peoples of North America.

Women-owned Business Enterprise (“WBE”)

Shall mean a business enterprise, including a sole proprietorship, partnership or corporation that is: (i) at least fifty-one percent (51%) owned by one or more citizens or permanent resident aliens who are women; (ii) an enterprise in which the ownership interest of such women is real, substantial and continuing; (iii) an enterprise in which such women ownership has and exercises the authority to control and operate, independently, the day-to-day business decisions of the enterprise; (iv) an enterprise authorized to do business in the State of New York and is independently owned and operated; and (v) an enterprise certified by New York State as woman-owned.

7

42nd St. DEVELOPMENT PROJECT, INC. AND EMPIRE STATE DEVELOPMENT
NON-DISCRIMINATION AND AFFIRMATIVE ACTION DEFINITIONS

Best Efforts - Minority and Women-owned Business Enterprise Participation

Although Best efforts shall not be limited to the efforts specified herein, the compliance with the following list shall be prima facie evidence that Best Efforts are being made. The role of M/WBE firms are not restricted to that of a subcontractor/subconsultant. Where applicable, M/WBE firms should be considered for roles as prime contractors.

(a)                     Dividing the contract work into smaller portions in such a manner as to permit subcontracting to the extent that it is economically and technically feasible to do so;

(b)                    Actively and affirmatively soliciting bids from qualified M/WBEs, including circulation of solicitations to minority and women’s trade associations. Each Contracting Party shall maintain records detailing the efforts made to provide for meaningful M/WBE participation in the work. Such record keeping must include the names and addresses of all M/WBEs contacted and, if an M/WBE is the low bidder and is not selected for such work or portion thereof, the reasons for such decision;

(c)                     Making plans and specifications for prospective work available to M/WBEs in sufficient time for review;

(d)                    Utilizing the services and cooperating with those organizations providing technical assistance to the Contracting Party in connection with potential M/WBE participation on the Contract;

(e)                     Utilizing the resources of the AAO to identify New York State certified M/WBE firms for the purpose of soliciting bids and subcontracts; and

(f)                       Encouraging the formation of joint ventures, associations, partnerships, or other similar entities, where appropriate, to ensure that the Contracting Party will meet its obligations herein.

(g)                    The Contracting Party shall remit payment in a timely fashion.

Best Efforts - Minority Group Member and Female Workforce Participation

Although Best efforts shall not be limited to the efforts specified herein, the compliance with the following list shall be prima facie evidence that Best Efforts are being made to provide for meaningful Minority Group Member and female workforce participation.

(a)                     Ensure and maintain a working environment free of harassment, intimidation, and coercion at the premises. The Contracting Party shall specifically ensure that all foremen, superintendents, and other on-site supervisory personnel are aware of and carry out the obligation to maintain such a working environment, with specific attention to Minority Group Member or female individuals working at the premises;

(b)                    State in all solicitations or advertisement for employees that all qualified applicants will receive consideration for employment without regard to race, creed, color, national origin, sex, sexual orientation, age disability or marital status;

(c)                     Send to each labor union or representative of workers with which a collective bargaining agreement or understanding is in place, a notice advising the said labor union or workers’ representative of commitments under this Section, and post copies of the notice in conspicuous places available to employees and applicants for employment;

(d)                    Establish and maintain a current list of Minority Group Member and female recruitment sources and community organizations, and provide written notification to them when employment opportunities are available. Maintain a record of the organizations’ responses;

8

(e)                     Maintain a current file of the name, address and telephone number of each Minority Group Member and female applicant and any referrals from a union, recruitment source or community organization, and of the action taken with respect to each individual. If such individual was sent to the union hiring hall for referral and was not referred back by the union or, if referred, was not employed, this shall be documented in writing in the file with the reasons therefore, along with whatever additional actions the Contracting Party may have taken;

(f)                       Disseminate the Contracting Party’s equal employment opportunity policy by providing notice of the policy to unions and training programs and requesting their cooperation in meeting its Equal Employment Opportunity obligations, by including it in any policy manual and collective bargaining agreement, by publicizing it in the company newspaper, annual report, and other similar items, by specific review of the policy with all management personnel and with all Minority Group Member and female employees at least once a year, and by posting the company Equal Employment Opportunity policy on bulletin boards accessible to all employees at each location where work is performed under this Contract;

(g)                    Disseminate the Contracting Party’s Equal Employment Opportunity policy externally by including it in any advertising in the news media, specifically including Minority Group Member and female news media, and providing written notification to and discussing the Equal Employment Opportunity policy with any contractor with whom the Contracting Party does or anticipates doing business; and,

(h)                    Ensure that all facilities and company activities are non-segregated except that separate or single-user toilets and necessary changing facilities shall be provided to assure privacy between the sexes.

9

SCHEDULE A-1	42DP/EMPIRE STATE DEVELOPMENT
MONTHLY EMPLOYMENT UTILIZATION REPORT
(See reverse side for instructions)

COMPANY NAME:	PROJECT NAME:				CONTRACTOR START DATE:					COMPANY EMPLOYMENT DATA
ADDRESS:	PROJECT LOCATION				ESTIMATED COMPLETION DATE					A.				B.	C. NET INCREASE (applies only to changes, if any, in Company’s Employee makeup at the end of project)
	COUNTY: ZIP				PERCENT OF JOB COMPLETED (for reporting period)					TOTAL COMPANY				TOTAL COMPANY

TELEPHONE NUMBER:	REPORTING PERIOD Month									EMPLOYEES(at the beginning of project)				EMPLOYEES(at the end of project)	TOTAL MALE		TOTAL FEMALE
FEDERAL ID NO:	Year				CONTRACT NO:										C1.	C2.	C3.	C4.
															EMPLOYEES	OCCUPATIONAL	EMPLOYEES	OCCUPATIONAL
CHECK IF NOT FOR PROFIT:					CONTRACT AMOUNT: 1											CODES/NUMBER		CODES/NUMBER
																OF EMPLOYEES		OF EMPLOYEES

1. WORKER HOURS OF EMPLOYMENT											2. NUMBER OF WORKERS				TOTAL WHITE		TOTAL WHITE
CLASSIFICATION	1a. ALL WORKER HOURS		1b. BLACK (Not of Hispanic Origin)		1c. HISPANIC		1d. ASIAN or PACIFIC ISLANDER		1e. NATIVE AMERICAN/ ALASKAN NATIVE		2a. ALL		2b. MINORITY	3. CONSTRUCTION TRADES
MALE	FEMALE	TOTAL	MALE	FEMALE	MALE	FEMALE	MALE	FEMALE	MALE	FEMALE	MALE	FEMALE	MALE	FEMALE
Supervisory
Journey Worker															TOTAL		TOTAL
Apprentice															BLACK		BLACK
Trainee
Subtotal
Journey Worker															TOTAL		TOTAL
Apprentice															HISPANIC		HISPANIC
Trainee
Subtotal
Journey Worker															TOTAL		TOTAL
Apprentice															ASIAN		ASIAN
Trainee
Subtotal
TOTAL SUPERVISORS															TOTAL		TOTAL
TOTAL JOURNEY WORKERS															NATIVE AMERICAN		NATIVE AMERICAN
TOTAL APPRENTICES
TOTAL TRAINEES
GRAND TOTAL

CERTIFICATION

I,                                                                          (Print Name), the                                                                   (title), do certify that (1) I have read this Monthly Employment Utilization Report and (2) to the best at my knowledge, information and belief the information contained herein is complete and accurate.

SIGNATURE DATE

10

MONTHLY EMPLOYMENT UTILIZATION REPORT

Instructions for Completion

The Monthly Employment Utilization Report (“MEUR”) is to be completed by each subject contractor (both Prime and Sub) and signed by a responsible official of the company. The reports are to be filed by the 5th day of each month during the term of the project, and they shall include the total work-hours for each employee classification in each trade in the covered area for the monthly reporting period. The prime contractor is responsible for submitting its subcontractors report, along with its own. Additional copies of this form may be obtained from Empire State Development (“ESD”).

Minority. Includes Blacks, Hispanics, Native Americans, Alaskan Natives, and Asian and Pacific Islanders, both men and women.

1.	Worker Hours of Employment (a-e):
	a) All Worker Hours:	The total number of male hours, the total number of female hours, and the total of both male and female hours worked under each classification.

	b) through e) Minority Worker Hours	The total number of male hours and the total number of female hours worked by each specified group of minority worker in each classification.

2.	Number of Workers (a-b):
	a) All Workers	Total number of males and total number of females working in each classification of each trade in the contractor’s aggregate workforce during reporting period.

	b) Minority Workers	Total number of male minorities and total number of female minorities working in each classification, in each trade in the contractor’s aggregate workforce during reporting period.

3.	Construction Trade:

Only those construction crafts which contractor employs in the covered area.
Construction Trades include: Field Office Staff (Professionals and Office/Clerical), Laborers, Equipment Operators, Surveyors, Truck Drivers, Iron Workers, Carpenters, Cement Masons, Painters, Electricians, Plumbers and Other.

Note: ESD may demand payroll records to substantiate work hours listed on the Monthly Employment Utilization Report, if discrepancies should arise.

COMPANY EMPLOYMENT DATA (Sections A through C):

The Contractor shall also include with the first MEUR report and as part of the documentation required for final payment, such data describing: a) the total number of company employees at commencement of the project, b) the total number of company employees at the completion of the project and c) any net increases in the number of employees in the company. Net increases in employment shall be further classified by ethnicity, gender and Occupational Code; and shall be attributable to the contractor’s participation in an ESD and/or 42DPproject or initiative.

A.	Total Company Employees:	Total number of company employees in N.Y.S. offices, upon commencement of project.

B.	Total Company Employees:	Total number of company employees in N.Y.S. offices, upon completion of project.

C.	Net Increase (C1 through C4):	Provide information identifying any net increase in the number of employees in the company upon project completion. Classify any new employee by gender, ethnicity and occupation.

Male
	1. Employees	Classify any new male employee by ethnic background.
	2. Occupational Codes	Identify occupation by using the Codes provided below and indicate number of employees in each category.

Female
	3. Employees	Classify any new female employee by ethnic background.
	4. Occupational Codes	Identify occupation by using the Codes provided below and indicate number of employees in each category.

OCCUPATIONAL CODES
Officials/Administrators	100
Professionals	110
Technicians	120
Sales Workers	130
Office & Clerical	140
Craft Workers	150
Operatives	160
Laborers	170
Service Workers	180

FORWARD TO:
Empire State Development
Laverne Poole - Affirmative Action Unit
633 Third Avenue
New York, NY 10017 Office: (212) 803-3228 FAX: (212) 803-3223

11

SCHEDULE A-2

MBE/WBE COMPLIANCE REPORT
CONSTRUCTION

PROJECT SPONSOR/DEVELOPER:	ESD AA REPRESENTATIVE: LAVERNE POOLE
ADDRESS:	PROJECT NAME:
TELEPHONE:	PROJECT START DATE:	PERCENT COMPLETE:
CONTACT PERSON:	ACTUAL COMPLETION:
TOTAL NUMBER OF SUBCONTRACTORS:	Attach M/WBE contract documentation, i.e. executed contracts, signed purchase orders or canceled checks.
TOTAL DOLLAR AMOUNT OF SUBCONTRACTS:	This report should be completed by an officer of the reporting company, and forwarded to the ESD AA Representative with the appropriate documentation.

PRIME CONTRACTOR (Name, Address, Contact Person and Phone)	TYPE OF CONTRACT (Trade/Service)	CONTRACT AMOUNT	M/WBE SUBCONTRACT DATE	MBE/WBE SUBCONSULTANT (Name, Address, Contact Person and Phone)	SCOPE OF SERVICES	AMOUNT CONTRACTED TO MBE/WBE

CERTIFICATION:

I,                                                                          (Print Name), the                                                               (Title), do certify that (I) I have read this Compliance Report and (II) to the best of my knowledge, information and belief the information contained herein is complete and accurate.

SIGNATURE                                                                     DATE

Forward to:

Empire State Development
Laverne Poole - Affirmative Action Unit
633 Third Avenue
New York, NY 10017 Office: (212) 803 3224 Fax: (212) 803 3223

12

EXHIBIT P

STRUCTURE OF TENANT (§ 30.1(a)(iii))

The New York Times Building
(Development Phase)

The New York Times Building
(After Completion)

INGREDUS Site 8 South, LLC, a Delaware limited liability company
FC 41st Street Associates, LLC, a New York limited liability company (bankruptcy remote)
The New York Times Company, a New York corporation
60%
40%
100%
[FC/ING LLC], a New York limited liability company (bankruptcy remote)
Right of First Refusal Right of First Offer and Expansion Options (Severance Lease Rights for all/portions of FC/ING Office Condominium Unit)
NYT Real Estate Company LLC, a New York limited liability company
Severance Lease with Purchase Option FC/ING Retail Condominium Unit
Severance Lease with Purchase Option FC/ING Office Condominium Unit
Severance Lease with Purchase Option NYTC Condominium Unit
42nd St. Development Project, Inc., a New York public benefit corporation
42nd St. Development Project, Inc., a New York public benefit corporation
Title to FC/ING Retail Condominium Unit
Title to FC/ING Office Condominium Unit
Title to NYTC Condominium Unit
The New York Times Building Condominium
Ground Lease with Purchase Option and Board of Managers Assumption Agreement
42nd St. Development Project, Inc., a New York public benefit corporation
Fee Title
The New York Times Building
Site 8 South
8th Avenue between 40th & 41st Streets
New York, New York

EXHIBIT Q

LIST OF NFP USERS (§ 30.4(d)(i)(c))

The parties agree that Tenant’s obligation under Section 30.4(d)(i)(c) shall be satisfied as follows:

On approximately January 1 and July 1 during the PA Obligation Term, Tenant shall mail a list of those dates that the Public Amenity Space is then available for use by NFP Users in the upcoming six (6) months (i.e., those dates for which there are no confirmed bookings) to the following:

1.	Community Board #4;

2.	Community Board #5;

3.	The Times Square Business Improvement District;

4.	The Fashion District Business Improvement District;

5.

All members of A.R.T./New York (including Full members and associate members), and any organization performing functions similar to A.R.T./New York identified by Landlord to Tenant (a “Comparable Organization”) so long as A.R.T./New York or such Comparable Organization provides to Tenant a mailing list of all of such members;

6.	New York City Department of Cultural Affairs; and

7.	The New 42nd Street, Inc.

EXHIBIT R

FORM OF MEMORANDUM OF LEASE (§ 33.1)

MEMORANDUM OF AGREEMENT OF SUBLEASE

By and Between

THE NEW YORK TIMES BUILDING LLC,
as Landlord

and

NYT REAL ESTATE COMPANY LLC,
as Tenant

Premises:

Block: 1012
Lots: 1, 5, 8, 14, 53, 59, 61, 62, 63 and part of 15
Borough of Manhattan
County, City and State of New York

RECORD AND RETURN TO:

Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue
New York, New York 10174
Attention: Marc Hurel, Esq.

MEMORANDUM OF AGREEMENT OF SUBLEASE

MEMORANDUM OF AGREEMENT OF SUBLEASE (this “Memorandum”) dated as of December 12, 2001, by and between THE NEW YORK TIMES BUILDING LLC, a New York limited liability company, having an office at c/o The New York Times Company, 229 West 43rd Street, New York, New York 10036 (“Landlord”) and NYT REAL ESTATE COMPANY LLC, a New York limited liability company, having an office at c/o The New York Times Company, 229 West 43rd Street, New York, New York 10036 (‘‘Tenant”).

W I T N E S S E T H :

WHEREAS, New York State Urban Development Corporation d/b/a Empire State Development Corporation (“ESDC”) and The City of New York (the “City”) have developed, and are in the process of implementing, a rehabilitation and renewal plan for an area of midtown Manhattan surrounding West 42nd Street between Broadway and Eighth Avenue, known as the 42nd Street Development Project (the “42nd Street Project”);

WHEREAS, in furtherance of the 42nd Street Project, ESDC has agreed to commence proceedings to obtain fee title to the Premises (as hereinafter defined) pursuant to a condemnation undertaken pursuant to the Eminent Domain Procedure Law of the State of New York, as amended from time to time;

WHEREAS, promptly after ESDC obtains fee title to the Property described in Exhibit A attached hereto and made a part hereof, ESDC will convey (a) to 42nd St. Development Project, Inc an estate on limitation in the Property, and (b) to the City a reversionary estate in the Property;

WHEREAS, Landlord and Tenant are parties to that certain Agreement of Sublease (the “Sublease”), dated as of December 12, 2001, pursuant to which Landlord leased to Tenant, and Tenant hired from Landlord, a portion of the Property (the “Premises”), as more fully described in the Sublease; and

WHEREAS, in accordance with Sections 291-c and 294(7) of the New York State Real Property Law and Section 33.1 of the Sublease, the parties desire to record a memorandum summarizing certain (but not all) of the provisions, covenants and conditions set forth in the Sublease.

2

NOW, THEREFORE, Landlord and Tenant declare as follows:

1.       The name and address of Landlord is:

THE NEW YORK TIMES BUILDING LLC
c/o The New York Times Company
229 West 43rd Street
New York, New York 10036

2.       The name and address of Tenant is:

NYT REAL ESTATE COMPANY LLC
c/o The New York Times Company
229 West 43rd Street
New York, New York 10036

3.       The premises demised under the Sublease are the Premises.

4.       The term of the Sublease commenced on December 12, 2001 (the “Commencement Date”) and ends on the day before the ninety-ninth (99th) anniversary of the Commencement Date (unless sooner terminated in accordance with the terms, covenants or conditions of the Sublease or pursuant to law) (the “Expiration Date”).

5.       Pursuant to and in accordance with the Sublease, Tenant has an option to purchase, on or before the Expiration Date but after a condominium regime is imposed on the leasehold interest over lease, the interests of both the Landlord and The City of New York in and to the Premises.

6.       This Memorandum is subject to all of the terms, conditions and provisions of the Sublease and shall not be construed to vary or otherwise affect such terms, conditions and provisions or the rights and obligations of the parties thereto. In the event of any conflict between the terms, conditions and provisions of the Sublease and this Memorandum, the terms, conditions and provisions of the Sublease shall control.

3

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Memorandum on the date hereinabove first set forth.

THE NEW YORK TIMES BUILDING LLC
By:	NYT Real Estate Company LLC, member

By:
		Name:	David A. Thurm
		Title:	Manager

By:	FC Lion LLC, member

	By:	FC 41st Street Associates, LLC, its managing member

	By:	RRG 8 South, Inc., its managing member

By:
Name:
Title:

NYT REAL ESTATE COMPANY LLC
By:
Name:
Title:

ACKNOWLEDGMENTS

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 12th day of December, in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared David A. Thurm, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public Commission Expires

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 12th day of December in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared               , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public Commission Expires

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 12th day of December in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared               , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public Commission Expires

Exhibit A

The Property

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue.

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING.

Being the property located at and known as Block 1012, Lots 1, 5, 8, 14, 53, 59, 61, 62, 63 and part of 15 on the Tax Assessment Map of the County of New York.

MEMORANDUM OF AGREEMENT OF SUBLEASE

By and Between

THE NEW YORK TIMES BUILDING LLC,
as Landlord

and

NYT REAL ESTATE COMPANY LLC,
as Tenant

Premises:

Block: 1012
Lots:  1, 5, 8, 14, 53, 59, 61, 62, 63 and part of 15
Borough of Manhattan
County, City and State of New York

RECORD AND RETURN TO:

Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue
New York, New York 10174
Attention: Marc Hurel, Esq.

MEMORANDUM OF AGREEMENT OF SUBLEASE

MEMORANDUM OF AGREEMENT OF SUBLEASE (this “Memorandum”) dated as of December 12, 2001, by and between THE NEW YORK TIMES BUILDING LLC, a New York limited liability company, having an office at c/o The New York Times Company, 229 West 43rd Street, New York, New York 10036 (“Landlord”) and NYT REAL ESTATE COMPANY LLC, a New York limited liability company, having an office at c/o The New York Times Company, 229 West 43rd Street, New York, New York 10036 (“Tenant”).

W I T N E S S E T H:

WHEREAS, New York State Urban Development Corporation d/b/a Empire State Development Corporation (“ESDC”) and The City of New York (the “City”) have developed, and are in the process of implementing, a rehabilitation and renewal plan for an area of midtown Manhattan surrounding West 42nd Street between Broadway and Eighth Avenue, known as the 42nd Street Development Project (the “42nd Street Project”);

WHEREAS, in furtherance of the 42nd Street Project, ESDC has agreed to commence proceedings to obtain fee title to the Premises (as hereinafter defined) pursuant to a condemnation undertaken pursuant to the Eminent Domain Procedure Law of the State of New York, as amended from time to time;

WHEREAS, promptly after ESDC obtains fee title to the Property described in Exhibit A attached hereto and made a part hereof, ESDC will convey (a) to 42nd St. Development Project, Inc an estate on limitation in the Property, and (b) to the City a reversionary estate in the Property;

WHEREAS, Landlord and Tenant are parties to that certain Agreement of Sublease (the “Sublease”), dated as of December 12, 2001, pursuant to which Landlord leased to Tenant, and Tenant hired from Landlord, a portion of the Property (the “Premises”), as more fully described in the Sublease; and

WHEREAS, in accordance with Sections 291-c and 294(7) of the New York State Real Property Law and Section 33.1 of the Sublease, the parties desire to record a memorandum summarizing certain (but not all) of the provisions, covenants and conditions set forth in the Sublease.

2

NOW, THEREFORE, Landlord and Tenant declare as follows:

1.         The name and address of Landlord is:

THE NEW YORK TIMES BUILDING LLC
c/o The New York Times Company
229 West 43rd Street
New York, New York 10036

2.                          The name and address of Tenant is:

NYT REAL ESTATE COMPANY LLC
c/o The New York Times Company
229 West 43rd Street
New York, New York 10036

3.                          The premises demised under the Sublease are the Premises.

4.                          The term of the Sublease commenced on December 12, 2001 (the “Commencement Date”) and ends on the day before the ninety-ninth (99th) anniversary of the Commencement Date (unless sooner terminated in accordance with the terms, covenants or conditions of the Sublease or pursuant to law) (the “Expiration Date”).

5.                          Pursuant to and in accordance with the Sublease, Tenant has an option to purchase, on or before the Expiration Date but after a condominium regime is imposed on the leasehold interest over lease, the interests of both the Landlord and The City of New York in and to the Premises.

6.                          This Memorandum is subject to all of the terms, conditions and provisions of the Sublease and shall not be construed to vary or otherwise affect such terms, conditions and provisions or the rights and obligations of the parties thereto. In the event of any conflict between the terms, conditions and provisions of the Sublease and this Memorandum, the terms, conditions and provisions of the Sublease shall control.

3

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Memorandum on the date hereinabove first set forth.

THE NEW YORK TIMES BUILDING LLC
By:	NYT Real Estate Company LLC, member
	By:	/s/ David A. Thurm
Name: David A. Thurm
Title: Manager

By:	FC Lion LLC, member
By: FC 41st Street Associates, LLC, its managing member
By: RRG 8 South, Inc., its managing member
	By:	/s/ David L. Berliner
		Name:	David L. Berliner
		Title:	Sr. Vice President

NYT REAL ESTATE COMPANY LLC
By:	/s/ David A. Thurm
Name: David A. Thurm
Title: Manager

ACKNOWLEDGMENTS

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 12th day of December, in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared David A. Thurm, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Courtney Clerét Seibert
Notary Public
Commission Expires

COURTNEY CLERÉT SEIBERT
Notary Public - State of New York
No. 01SE6049249
STATE OF NEW YORK	)		Qualified in New York County
	)	ss.:	My Commission Expires October 10, 2002
COUNTY OF NEW YORK	)

On the 12th day of December in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared David Berliner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Courtney Clerét Seibert
Notary Public
Commission Expires

COURTNEY CLERÉT SEIBERT Notary Public - State of New York No. 01SE6049249 Qualified in New York County My Commission Expires October 10, 2002

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 12th day of December in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared David Thurm, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Courtney Clerét Seibert
Notary Public
Commission Expires

COURTNEY CLERÉT SEIBERT Notary Public - State of New York No. 01SE6049249 Qualified in New York County My Commission Expires October 10, 2002

Exhibit A

The Property

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue.

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING.

Being the property located at and known as Block 1012, Lots 1, 5, 8, 14, 53, 59, 61, 62, 63 and part of 15 on the Tax Assessment Map of the County of New York.

T.P-584 (10/96)

New York State Department of Taxation and Finance

Combined Real Estate Transfer Tax Return and Credit Line Mortgage Certificate

Recording Office Time Stamp
a. Sublease NYT

See Instructions (TP 584-1) before completing this form. Please print or type.

Schedule A — Information Relating to Conveyance

Grantor	Name (if individual; last, first, middle initial)	Attn: Gen. Counsel	Social Security Number
☐ Individual	The New York Times Building LLC		
☐ Corporation	Mailing address: c/o The New York Times Company, 229 W. 43rd St.		Social Security Number
☐ Partnership ☒ Other	City: New York,	State: NY Zip code: 10036	Federal employer ident. number 52-2361085

Grantee	Name (if individual; last, first, middle initial)	Attn: Gen. Counsel	Social Security Number
☐ Individual	NYT Real Estate Company LLC		
☐ Corporation	Mailing address: c/o The New York Times Company, 229 W. 43rd St.		Social Security Number
☐ Partnership ☒ Other	City: New York,	State: NY Zip code: 10036	Federal employer ident. number 13-1102020

Location and description of property conveyed

Tax map designation			Address	City/Village	Town	Country
Section	Block	Lot				
	1012	1, 5, 8, 14, 53, 59, 61, 62, 63, and part of 15	8th Avenue between 40th and 41st Streets	New York		New York

Type of property conveyed *(check applicable box)*

1 ☐ 1-3 family house
2 ☐ Residential cooperative
3 ☐ Residential condominium
4 ☐ Vacant land
5 ☐ Commercial/Industrial
6 ☐ Apartment building
7 ☒ Office building
8 ☒ Other Development Site

Date of conveyance: ____ month ____ day ____ year

Percentage of real property conveyed which is residential real property 0% *(see instructions)*

Condition of conveyance *(check all that apply)*

a. ☐ Conveyance of fee interest
b. ☐ Acquisition of a controlling interest (state percentage acquired ________ %)
c. ☐ Transfer of a controlling interest (state percentage acquired ________ %)
d. ☐ Conveyance to cooperative housing corporation
e. ☐ Conveyance pursuant to or in lieu of foreclosure or enforcement of security interest *(attach Form TP-584.1, Schedule E)*
f. ☐ Conveyance which consists of a mere change of identity or form of ownership or organization *(attach Form TP-584.1, Schedule F)*
g. ☐ Conveyance for which credit for tax previously paid will be claimed *(attach Form TP-584.1, Schedule G)*
h. ☐ Conveyance of cooperative apartment(s)
i. ☐ Syndication
j. ☐ Conveyance of air rights or development rights
k. ☐ Contract assignment
l. ☐ Option assignment or surrender
m. ☐ Leasehold assignment or surrender
n. ☒ Leasehold grant *Memorandum of Sublease (Unit Severance lease)
o. ☐ Conveyance of an easement
p. ☒ Conveyance for which exemption from transfer tax is claimed (complete Schedule B, Part III)
q. ☐ Conveyance of property partly within and partly without the state
r. ☐ Other *(describe)* ______________

Schedule B — Real Estate Transfer Tax Return (Article 31 of the Tax Law)

Part I - Computation of Tax Due *See attached Advisory Opinion

1 Enter amount of consideration for the conveyance *(If you are claiming a total exemption from tax, check the exemption claimed box, enter consideration and proceed to Part III)*	1	0
2 Continuing lien deduction *(see instructions if property is taken subject to mortgage or lien)*	2	( )
3 Taxable consideration *(subtract line 2 from line 1)*	3	0
4 Tax: $2 for each $500, or fractional part thereof, of consideration on line 3	4	0
5 Amount of credit claimed *(see instructions and attach Form TP-584.1, Schedule G)*	5	( )
6 Total tax due* *(subtract line 5 from line 4)*	6	0

Part II - Computation of Additional Tax Due on the Conveyance of Residential Real Property for $1 Million or More

1 Enter amount of consideration for conveyance (from Part I, line 1)	1	
2 Taxable consideration *(multiply line 1 by the percentage of the premises which is residential real property; see instructions)*	2	
3 Total additional transfer tax due *(1% of line 2)*	3	

For recording officer's use	Amount received	Date received	Transaction number
	Part I $ Part II $

TP-584 (10/96)

Schedule B — (continued)

Part III - Explanation of Exemption Claimed in Part I, line 1 (check any boxes that apply)

The conveyance of real property is exempt from the real estate transfer tax for the following reason:

a.

Conveyance is to the United Nations, the United States of America, the state of New York or any of their instrumentalities, agencies or political subdivisions (or any public corporation, including a public corporation created pursuant to agreement or compact with another state or Canada)

a ☐
b.	Conveyance is to secure a debt or other obligation	b ☐
c.	Conveyance is without additional consideration to confirm, correct, modify or supplement a prior conveyance	c ☐
d.	Conveyance of real property is without consideration and not in connection with a sale, including conveyances conveying realty as bona fide gifts	d ☐
e.	Conveyance is given in connection with a tax sale	e ☐
f.

Conveyance is a mere change of identity or form of ownership or organization where there is no change in beneficial ownership. (This exemption cannot be claimed for a conveyance to a cooperative housing corporation of real property comprising the cooperative dwelling or dwellings.) Attach Form TP-584.1, Schedule F

f ☐
g.	Conveyance consists of deed of partition	g ☐
h.	Conveyance is given pursuant to the federal bankruptcy act	h ☐
i.

Conveyance consists of the execution of a contract to sell real property without the use or occupancy of such property or the granting of an option to purchase real property without the use or occupancy of such property

i ☐
j.

Conveyance of an option of contract to purchase real property with the use or occupancy of such property where the consideration is less than $200,000 and such property was used solely by the grantor as the grantor’s personal residence and consists of a 1-, 2-, or 3-family house, an individual residential condominium unit, or the sale of stock in a cooperative housing corporation in connection with the grant or transfer of a proprietary leasehold covering an individual residential cooperative apartment

j ☐
k.	Conveyance is not a conveyance within the meaning of section 1401(e) of Article 31 of the Tax Law (attach documents supporting such claim)	k ☐
I.	Other (attach explanation). See Attached Advisory- -Opinion	l ☒

Schedule C — Credit Line Mortgage Certificate (Article 11 of the Tax Law)

Complete the following only if the interest being transferred is a fee simple interest.

I (we) certify that: (check the appropriate box)

1	☐	The real property being sold or transferred is not subject to an outstanding credit line mortgage.
2	☐	The real property being sold or transferred is subject to an outstanding credit line mortgage. However, an exemption from the tax is claimed for the following reason:
☐

The transfer of real property is a transfer of a fee simple interest to a person or persons who held a fee simple interest in the real property (whether as a joint tenant, a tenant in common or otherwise) immediately before the transfer.

☐

The transfer of real property is (A) to a person or persons related by blood, marriage or adoption to the original obligor or to one or more of the original obligors or (B) to a person or entity where 50% or more of the beneficial interest in such real property after the transfer is held by the transferor or such related person or persons (as in the case of a transfer to a trustee for the benefit of a minor or the transfer to a trust for the benefit of the transferor).

		☐	The transfer of real property is a transfer to a trustee in bankruptcy, a receiver, assignee or other officer of a court.
☐

The maximum principal amount secured by the credit line mortgage is $3,000,000 or more and the real property being sold or transferred is not principally improved nor will it be improved by a one- to six-family owner-occupied residence or dwelling.

Please note: for purposes of determining whether the maximum principal amount secured is $3,000,000 or more as described above, the amounts secured by two or more credit line mortgages may be aggregated under certain circumstances. See TSB-M-96(6)-R for more information regarding these aggregation requirements.

		☐	Other (attach detailed explanation).

3	☐	The real property being transferred is presently subject to an outstanding credit line mortgage. However, no tax is due for the following reason:
		☐	A certificate of discharge of the credit line mortgage is being offered at the time of recording the deed.
		☐	A check has been drawn payable for transmission to the credit line mortgagee of his agent for the balance due, and a satisfaction of such mortgage will be recorded as soon as it is available.

4	☐

The real property being transferred is subject to an outstanding credit line mortgage recorded in                    (insert liber and page or reel or other identification of the mortgage). The maximum principal amount of debt or obligation secured by the mortgage is                   . No exemption from tax is claimed and the tax of                    is being paid herewith. (Make check payable to county clerk where deed will be recorded or, if the recording is to take place in New York City, make check payable to the NYC Department of Finance.)

Signature (both the grantor(s) and grantee(s) must sign).

The undersigned certify that the above return, including any certification, schedule or attachment, is to the best of his/her knowledge, true and complete.

See Attached Signature Rider		See Attached Signature Rider
Grantor	Title	Grantee	Title

Reminder: Did you complete all of the required information In Schedules A and B? Were you required to complete Schedule C? If you checked e, f or g in Schedule A, did you complete TP-584.1? Have you attached your check(s) made payable to the county clerk where recording will take place or, if the recording is In New York City, to the NYC Department of Finance? If no recording is required, send your check(s), made payable to the Department of Taxation and Finance, directly to the NYS Tax Department, TTTB-Transfer Tax, PO Box 5045, Albany NY 12205-5045.

Form TP-584 - Real Estate Transfer Tax Return
SIGNATURE RIDER - GRANTOR

The undersigned certifies that the above return, including any certification, schedule or attachment, is to the best of his/her knowledge, true and complete.

Employer Identification Number: 52-2361085

Name of Grantor: THE NEW YORK TIMES BUILDING LLC

Signature of Grantor:

By:	NYT Real Estate Company LLC, Member
Employer Identification Number : 13-1102020

	By:	/s/ David A. Thurm
Name: David A. Thurm
Title: Manager

By:	FC Lion LLC, Member Employer
Identification Number: 31-1813969

	By:	FC 41st Street Associates, LLC, its managing member

By: RRG 8 South, Inc. its managing member

		By:	/s/ David L. Berliner
Name: David L. Berliner
Title: Sr. Vice President

Form TP-584 - Real Estate Transfer Tax Return
SIGNATURE RIDER - GRANTEE

The undersigned certifies that the above return, including any certification, schedule or attachment, is to the best of his/her knowledge, true and complete.

Employer Identification Number: 13-1102020

Name of Grantee: NYT Real Estate Company LLC

Signature of Grantee:

By:	/s/ David A. Thurm
	Name:	David A. Thurm
	Title:	Manager

STATE OF NEW YORK
COMMISSIONER OF TAXATION AND FINANCE

ADVISORY OPINION	PETITION NO. M010809B

On August 8, 2001, the Department of Taxation and Finance received a Petition for Advisory Opinion from the New York Times Company and Forest City Ratner on behalf of themselves and The New York Times Building LLC (LLC) and its members, which will be New York limited liability companies formed by Petitioners. The members of LLC (each a “Member” and collectively “the Members”) will be FC Lion, LLC (FC Member) and NYT Real Estate Company LLC (NYT Member). Additional information related to the Petition was received on September 5, 2001, November 15, 2001 and November 28, 2001.

The issues raised by Petitioners, based on the facts described in this Petition, are:

1.

Whether the real estate transfer tax is due upon transfer of vacant possession of the Land from the State Parties to LLC when the rights and obligations of LLC with respect to the Land as ground lessee under the Ground Lease commence.

2.

Whether the real estate transfer tax due upon the conveyance of the Land by the State Parties to LLC is to be computed based upon $85,560,000 (“the Initial Land Acquisition Amount”) and the value of the limited percentage rent due for the first twenty-nine years of the term of the Ground Lease.

3.

Whether real estate transfer tax will be due upon the execution of the Ground Lease and other documents and the recording of the Memorandum of the Ground Lease and other related documents, as described below.

4.	Whether the transfers of condominium units from LLC to its respective members are exempt from the real estate transfer tax.

Petitioners present the following facts as the basis for this Advisory Opinion.

Petitioners, through LLC, will develop a real estate project (the “Project”) on property (the “Land”) located on the east side of Eighth Avenue between 40th and 41st Streets, which is situated in an area of midtown Manhattan that is being rehabilitated and renewed by the State of New York. It is intended that the Project, when constructed, will be converted to condominium ownership and will comprise a number of condominium units, the FC Units (1) (referred to herein as the

(1) The “FC Units” shall consist of a FC Retail Unit and FC Individual Office Units. Each FC Individual Office Unit will be its own separate condominium unit, with each such Unit comprising a floor of the Building. The FC Retail Unit and FC Individual Office Units will be leased to one or more space tenants under separate unit subleases as set forth in the declaration of condominium to be finalized by the Members following the Land acquisition and substantial completion of the improvements (the “Condominium Declaration”) for the Project.

“FC Member Space”), the NYT Unit and the Special Purpose Unit (2) or “SPU”, and common elements including core mechanical facilities, lobbies, etc. The NYT Unit and SPU are both to be owned by NYT Member (the NYT Unit and the SPU, collectively, are referred to as the “NYT Member Space”). The Members intend to construct upon the Land an office building (the “Building”) of approximately 1,430,000 gross square feet of above grade space, additional below grade space and additional roof top and mechanical space, which shall include retail space and subway improvements. The New York Times Company, an affiliate of NYT Member, intends to locate its world headquarters in the NYT Member Space; FC Member intends to create commercial office space and retail space in the FC Member Space.

The Land

In furtherance of the Project development plan, 42nd St. Development Project, Inc. (“42DP”), a subsidiary of New York State Urban Development Corporation d/b/a Empire State Development Corporation, and which is a corporate governmental agency of the State of New York constituting an instrumentality of the State of New York and public benefit corporation (collectively referred to as the “State Parties), will obtain fee title to the Land through condemnation proceedings. The Land is being acquired by the State Parties pursuant to the Land Acquisition and Development Agreement (the “LADA”) by and among the State Parties and LLC. Pursuant to the LADA, LLC will post with the State Parties one or more letters of credit in an amount equal to 120% of the aggregate amount of the appraised value of the Land to be taken by condemnation and the estimated costs to relocate existing tenants and occupants. The amount of the letters of credit will be at least $106 million (consisting of $85,560,000 and additional assurance funds of $21 million) for such initial land acquisition fund ( $85,560,000 is hereinafter called the “Initial Land Acquisition Amount”). The State Parties will draw upon the letters of credit to obtain the funds necessary to acquire the Land through condemnation proceedings. Upon completion of condemnation, title to the Land will be held by 42DP and will be leased to LLC pursuant to a ground lease (the “Ground Lease”), but LLC will not have the rights of a tenant under the Ground Lease until vacant possession of the Land has been delivered to LLC, as described below. It is anticipated that upon execution of the necessary documents with the State Parties, including the Ground Lease, a Memorandum of Ground Lease and other related documents will be recorded.(3)

In the event that the State Parties expend more than the Initial Land Acquisition Amount to acquire vacant possession of the Land, the State Parties will draw upon the $21 million additional assurance funds available under the letters of credit, and if additional funds are required, LLC will pay such amounts to the State Parties. To the extent such funds in excess of the Initial Land Acquisition Amount are expended, LLC will be entitled to a reimbursement of such excess by means of a credit against 85% of future Payments in Lieu of Real Estate Taxes (“PILOT payments”)

(2) The Special Purpose Unit shall contain public amenities, including an auditorium and exhibition space, which will be used by NYT Member, not-for-profit entities, and other third parties.

(3) The related documents include the Members’ Subleases, discussed infra, the LADA, and a Declaration and Agreement of Design, Use and Operation.

2

otherwise due from LLC to 42DP as occupancy payments under the Ground Lease. In the event that the State Parties expend less than the Initial Land Acquisition Amount to acquire title to and vacant possession of the Land, LLC will nevertheless be obligated to pay the Initial Land Acquisition Amount for the Land.

The Ground Lease will take effect and the letters of credit will be posted upon execution of the Ground Lease and the LADA. However, the rights and obligations of LLC with respect to the Land as ground lessee under the Ground Lease will not commence until title has been acquired by the State Parties through condemnation proceedings (which has not yet occurred) and vacant possession of the Land has been delivered to LLC. (It is anticipated that it may take approximately one year for the State Parties to obtain vacant possession of the Land once title has been acquired). Although entitled a “Lease”, for tax purposes, the LADA and Ground Lease result in a sale between the State Parties and LLC of the Land. Pursuant to the terms of the LADA, the LLC and State Parties have agreed that the transaction price for the Land is $85,560,000 (the Initial Land Acquisition Amount). While the Ground Lease is for a term of 99 years, the LLC as ground lessee has an option to purchase the Land pursuant to the Ground Lease after 29 years following delivery of possession for a purchase price of $10. Payments under the Ground Lease for the first 29 years will be limited to PILOT payments, a theater surcharge, which relates to real estate taxes for the Times Square District, and limited percentage rent. If the Ground Lease continues after 29 years, the only occupancy payments required then will be actual real estate taxes instead of PILOT payments. The Ground Lease is a ‘triple net lease,” as a result of which, LLC bears all the costs and burdens of ownership throughout the term of the Ground Lease.

Simultaneously with entering into the Ground Lease, LLC will enter into subleases with FC Member (the “FC Sublease”) for the FC Member Space and a sublease with NYT Member (the “NYT Sublease”) for the NYT Member Space (the FC Sublease and the NYT Sublease, collectively, the “Members’ Subleases”), which will allocate all financial obligations under the Ground Lease between the two Members’ subleases.

The Building

The Building will be developed, beneficially owned from the outset, and operated, by FC Member and NYT Member. However, the State Parties have insisted on a single lease and a unified (or cross collateralized) set of obligations covering all project components during the development and construction phase. In addition, it is anticipated that the construction lender will prefer that title be held by a single entity during construction. To this end, NYT Member and FC Member will form LLC which will lease the Land from 42DP pursuant to the Ground Lease and develop the Project. LLC will enter into the construction loan and construction agreements for the core and shell of the Building but permanent financing will be separately obtained by each Member for its Member Space. Following substantial completion of the improvements, LLC will submit its leasehold interest in the Project to condominium ownership pursuant to a Declaration of Leasehold Condominium (“Condominium Declaration”), in accordance with New York law, and the Condominium Declaration will be recorded. After completion of the improvements, LLC will assign to 42DP all of its interest in the Project and the Ground Lease pursuant to an Assignment and Assumption of Ground Lease (the “Lease Assignment”). The Ground Lease contains a non-merger

3

clause and the Lease Assignment will contain a non-merger provision, which ensure that 42DP remains as lessor under the Ground Lease and that 42DP becomes lessee under the Ground Lease and sublessor under the Members’ Subleases, such that the Members’ Subleases remain in existence as direct ground leases between 42DP as lessor and FC Member and NYT Member as lessees, (collectively, the “Unit Leases”). The Unit Leases shall contain the same terms as the Members’ Subleases contained with LLC, except that such Unit Leases will be amended to more accurately describe the Members’ Spaces as constructed.

LLC’s Operating Agreement (the “Operating Agreement”) provides that, from inception and at all times thereafter, each Member is the sole beneficial owner of such Member’s Space. In the case of the FC Units, the Operating Agreement makes clear that FC Member is the sole beneficial owner of the FC Member Space from the inception of the Project FC Member also is the beneficial owner of the FC Membership Interest in LLC from the inception of the Project. Likewise, NYT Member is the beneficial owner of the NYT Member Space from the inception of the Project, as well as, the beneficial owner of the NYT Membership Interest in LLC. The Operating Agreement further provides that each Member will receive all benefits, and bear all obligations, attributable to its respective space and the common elements of the condominium. All items of profit and loss, tax deductions and credits, and cash flow, attributable to a Member’s Space, will be fully allocated to that Member. No Member will have any beneficial interest in any other Member’s Space. Liquidating distributions will also be based on separate ownership by each Member of its respective Member Space.

The project will be financed through a combination of Member investments and one or more construction loans. The Operating Agreement apportions the construction financing between the Members pursuant to a formula based on the relative share of the total costs of construction allocable to each Member’s Space. Upon conveyance by LLC of the Units to the Members, it is anticipated that each Member will arrange its own permanent financing.

Applicable Law and Regulations

Section 1402 of the Tax Law imposes the real estate transfer tax on each conveyance of real property or interest therein when the consideration exceeds five hundred dollars.

Subdivision (d) of Section 1401 of the Tax Law provides, in part:

“Consideration” means the price actually paid or required to be paid for the real property or interest therein, including payment for an option or contract to purchase real property, whether or not expressed in the deed and whether paid or required to be paid by money, property, or any other thing of value. It shall include the cancellation or discharge of an indebtedness or obligation. It shall also include the amount of any mortgage, purchase money mortgage, lien or other encumbrance, whether or not the underlying indebtedness is assumed or taken subject to.

Subdivision (e) of Section 1401 of the Tax Law provides:

4

“Conveyance” means the transfer or transfers of any interest in real property by any method, including but not limited to sale, exchange, assignment, surrender, mortgage foreclosure, transfer in lieu of foreclosure, option, trust indenture, taking by eminent domain, conveyance upon liquidation or by a receiver, or transfer or acquisition of a controlling interest in any entity with an interest in real property. Transfer of an interest in real property shall include the creation of a leasehold or sublease only where (i) the sum of the term of the lease or sublease and any options for renewal exceeds forty-nine years, (ii) substantial capital improvements are or may be made by or for the benefit of the lessee or sublessee, and (iii) the lease or sublease is for substantially all of the premises constituting the real property. Notwithstanding the foregoing, conveyance of real property shall not include a conveyance pursuant to devise, bequest or inheritance; the creation, modification, extension, spreading, severance, consolidation, assignment, transfer, release or satisfaction of a mortgage; a mortgage subordination agreement, a mortgage severance agreement, an instrument given to perfect or correct a recorded mortgage; or a release of lien of tax pursuant to this chapter or the internal revenue code.

Subdivision (f) of Section 1401 of the Tax Law provides, in part:

“Interest in the real property” includes title in fee, a leasehold interest, a beneficial interest, an encumbrance, development rights, air space and air rights, or any other interest with the right to use or occupancy of real property or the right to receive rents, profits or other income derived from real property….

Subdivision (b) of Section 1405 of the Tax Law provides, in part:

The tax shall not apply to the following conveyances:

6. Conveyances to effectuate a mere change of identity or form of ownership or organization where there is no change in beneficial ownership....

*               *               *

9. Conveyances of real property which consist of the execution of a contract to sell real property without the use or occupancy of such property or the granting of an option to purchase real property without the use or occupancy of such property;

Subdivision (a) of Section 1410 of the Tax Law provides, in part:

The tax imposed hereunder shall be paid to the commissioner, or to any agent of the commissioner appointed pursuant to section fourteen hundred seven of this article, no later than the fifteenth day after the delivery of the instrument effecting the conveyance by the grantor to the grantee.…

5

Opinion

Under the LADA, LLC has the obligation to fund the State Parties’ acquisition costs of the land. To that end, LLC will advance an amount currently estimated to be not less than $106 million to the State Parties; $85,560,000 as consideration for the acquisition of the land, and additional amounts (currently estimated to be a minimum of $21,000,000) representing assurance funds for possible additional acquisition costs for the Land which may be incurred by the State Parties. Any acquisition costs in excess of $85,560,000 million will be credited against future PILOT payments under the Ground Lease. Once the State Parties have obtained the Land, the LADA provides that the State Parties shall remove all occupants and deliver possession of the Land to LLC. At this point in time, the rights and obligations of LLC with respect to the Land as ground lessee under the Ground Lease shall commence.

Although entitled a “lease,” for tax purposes, the LADA and Ground Lease result in a sale between the State Parties and LLC of the Land. The Ground Lease is a “triple net lease,” as a result of which, LLC bears all the costs and burdens of ownership throughout the term of the Ground Lease. While the Ground Lease is for a term of ninety-nine years, the Ground Lease contains a purchase option that allows LLC to acquire the property 29 years after delivery of vacant possession for the nominal amount of $10. The annual payments required under the Ground Lease for the first 29 years of the term of the lease are limited to PILOT payments, a theater surcharge (which relates to real estate taxes for the Times Square District), and limited percentage rent. No other occupancy charges are payable under the Ground Lease. The combined effect of the purchase option and payments under the Ground Lease and LLC’s obligations under the LADA is to transfer beneficial ownership of the Land to LLC and its Members upon delivery of possession.

As noted above, Section 1402 of the Tax Law imposes the real estate transfer tax on each conveyance of real property or interest therein when the consideration exceeds five hundred dollars. Section 1401(e) of the Tax Law defines the term “conveyance” as the transfer or transfers of any interest in real property by any method. Section 1401(f) of the Tax Law states that an interest in real property “includes title in fee, a leasehold interest, a beneficial interest, an encumbrance, development rights, air space and air rights, or any other interest with the right to use or occupancy of real property or the right to receive rents, profits or other income derived from real property.” As defined in Section 1401(d) of the Tax Law, consideration “means the price actually paid or required to be paid for the real property or interest therein, including payment for an option or contract to purchase real property... whether paid or required to be paid by money, property, or any other thing of value....”

Thus, with respect to Issues 1 and 2, the conveyance of beneficial ownership of the Land to LLC and its members under the Ground Lease and LADA is subject to the real estate transfer tax as a conveyance of an interest in real property. The date of delivery of vacant possession of the Land is deemed to be the date that the conveyance is effected. Moreover, the real estate transfer tax is due fifteen days following this date. As any funds advanced by LLC to the State Parties in excess of the Initial Land Acquisition Amount of $85,560,000 will be repaid to LLC through a reduction in the PILOT payments under the terms of the Ground Lease, such excess amounts do not constitute consideration for purposes of the real estate transfer tax. It is noted, however, that in addition to the

6

Initial Land Acquisition Amount of $85,560,000, the Ground Lease requires payment of a limited percentage rent. Therefore, the consideration for the conveyance is equal to the sum of $85,560,000 plus the value of the limited percentage rent.

With respect to Issue 3, Section 1405(b)(9) of the Tax Law provides an exemption from real estate transfer tax for conveyances of real property which consist of the execution of a contract to sell real property without the use or occupancy of such property or the granting of an option to purchase real property without the use or occupancy of such property. Thus, the mere execution of the necessary documents and recording of the Memorandum of the Ground Lease and other related documents effect an exempt conveyance pursuant to Section 1405(b)(9) of the Tax Law.

As noted above, Section 1405 (b)(6) of the Tax Law provides an exemption from the real estate transfer tax for conveyances that effectuate a mere change of identity or form of ownership or organization where there is no change in beneficial ownership.

In 115 Spring Street Company, Adv Op Comm T&F, March 30, 1994, TSB-94(3)-R, where each partner, pursuant to a partnership agreement, held a beneficial interest solely in the unit the partner occupied and had no interest in the other partners’ units, it was recognized that the beneficial ownership of each unit vested with each individual partner without regard to ownership of the property being held by the petitioner, a cooperative housing corporation. Thus, the transfer of the shares allocated to the units from petitioner to each partner whereby each partner received shares allocated to the unit occupied by such partner constituted a mere change of identity or form of ownership or organization, since there was no change in the beneficial ownership of each unit.

In Vacation Village Homeowners Association, Inc., Adv Op Comm T&F, May 24, 1994, TSB-A-94(6)-R, where each participant in the conversion of a homeowners association into condominium units held a beneficial interest solely in the lot and home he or she occupied as his or her residence and held no interest in the other homeowner’s lots or homes, it was recognized that the beneficial ownership of each lot and home had continuously vested with each individual homeowner, without regard to the homeowner being a member of a homeowners association. Thus, the conversion of the lots and homes within a homeowners association into condominium units and the resulting exchange by the homeowners of their lot deeds for condominium deeds constituted a mere change of identity or form of ownership or organization, since there was no change in the beneficial ownership of each lot and home.

In Armory Place LLC. Adv Op Comm T&F, May 19, 1999, TSB-A-99(3(-R) and in Columbus Centre LLC and its Members, Adv Op Comm, April 18, 2001, TSB-A-(3)-R, where each member of an LLC held a beneficial interest in its own unit of the real property and held no interest in the units of the other members, it was recognized that the beneficial ownership of each unit had continuously vested with each unit owner. Thus, the conversion of the units within the LLC into condominium units and the resulting conveyance to each unit owner of its respective unit constituted a mere change of identity or form of ownership or organization, since there was no change in the beneficial ownership of each unit.

7

As set forth above, LLC will beneficially own the Land and the Building during the Project’s construction for the benefit of its members. The LLC Operating Agreement clearly provides that the interest of each Member is limited to its interest in its respective Member Space and the common elements of the condominium. All benefits and obligations regarding a particular Member’s Space will be attributed to that Member, and all items of profit and loss, tax credits and deductions, and cash flow derived from such Members’ Space will be allocated to that Member.

Following substantial completion of the project, LLC will submit its leasehold interest under the Ground Lease to condominium ownership pursuant to a Condominium Declaration and cause the Condominium Declaration to be recorded. Upon completion of the Project, LLC will effectuate the transfer of the Units to its Members by assigning to 42DP all of its interests in the Ground Lease pursuant to the Lease Assignment. As a result of a non-merger provision in the Ground Lease, 42DP will remain ground lessor, as well as ground lessee, under the Ground Lease. Additionally, as a result of a non-merger provision in the Lease Assignment, the terms of the Members’ Subleases continue to apply as direct leases with 42DP as lessor. The direct leases incorporate the same terms as those found in the Members’ Subleases.

LLC is being used by its Members as a vehicle to address the practical realities of constructing and financing a complex real estate project. Use of LLC during construction is a solution that enables the Members to complete the Project while preserving their agreement that each Member be the beneficial owner of its units or Member Space from the outset. This beneficial ownership is explicitly set forth in the Operating Agreement. In the case of the FC Units, the Operating Agreement makes clear that FC Member is the beneficial owner of the FC Member Space from the inception of the Project. FC Member also is the beneficial owner of the FC Membership Interest in LLC from the inception of the Project. Likewise, NYT Member is the beneficial owner of the NYT Membership Space from the inception of the Project, as well as the beneficial owner of the NYT Membership Interest in LLC.

Thus, with respect to Issue 4 and, consistent with the rationale set forth in 115 Spring Street Company, supra, Vacation Village Homeowners Association, Inc., supra, Armory Place LLC, supra, and Columbus Centre LLC and its Members, supra, it is concluded that the conversion of the Building by LLC into condominium units and the resulting conveyances of legal title of the units to the respective Members of the LLC will constitute a mere change of identity or form of ownership or organization, and such conveyances will be exempt from the real estate transfer tax.

DATED:	/s/ Jonathan Pessen
Jonathan Pessen Tax Regulations Specialist III Technical Services Division

NOTE:      The opinions expressed in Advisory Opinions are
                           limited to the facts set forth therein.

8

NYC RPT

NEW YORK CITY DEPARTMENT OF FINANCE

REAL PROPERTY TRANSFER TAX RETURN

(Pursuant to Title 11, Chapter 21, NYC Administrative Code)

1.a. Execution of and recordation of Memorandum of Sublease (Unit Severance Lease)(NYT)

FINANCE NEW • YORK CITY OF NEW YORK DEPARTMENT OF FINANCE

TYPE OR PRINT LEGIBLY

If the transfer involves more than one grantor or grantee or a partnership, the names, addresses and Social Security Numbers or Employer Identification Numbers of all grantors or grantees and general partners must be provided on Schedule 3, page 3.

R

GRANTOR ▼

Name: The New York Times Building LLC

Grantor is a(n): (check one) ☐ individual ☐ partnership (must complete Schedule 3) ☐ corporation ☒ other limited liability company

Telephone Number:

Permanent mailing address after transfer (number and street): c/o The New York Times Company, 229 West 43rd St.

City and State: New York, NY

Zip Code: 10036

EMPLOYER IDENTIFICATION NUMBER: 52-2361085 OR SOCIAL SECURITY NUMBER:

DO NOT WRITE IN THIS SPACE ▼ FOR OFFICE USE ONLY

• RETURN NUMBER ▲

• DEED SERIAL NUMBER ▲

• NYS REAL ESTATE TRANSFER TAX PAID ▲

GRANTEE ▼

Name: NYT Real Estate Company LLC

Grantee is a(n): (check one) ☐ individual ☐ partnership (must complete Schedule 3) ☐ corporation ☒ other limited liability company

Telephone Number: Attn: General Counsel

Permanent mailing address after transfer (number and street): c/o The New York Times Company, 229 West 43rd St.

City and State: New York, New York

Zip Code: 10036

EMPLOYER IDENTIFICATION NUMBER: 13-1102020 OR SOCIAL SECURITY NUMBER:

PROPERTY LOCATION ▼

LIST EACH LOT SEPARATELY. ATTACH A RIDER IF ADDITIONAL SPACE IS REQUIRED

• Address (number and street)	Apt. No.	Borough	Block	Lot	# of Floors	Square Feet	• Assessed Value of Property
8th Avenue between		Manh.	1012	1,5,8,14			
40th and 41St Streets				53,59,61			
				62,63,and part of 15			

• DATE OF TRANSFER TO GRANTEE: ____________ • PERCENTAGE OF INTEREST TRANSFERRED: ________%

CONDITION OF TRANSFER ▼ See Instructions

• Check (✓) all of the conditions that apply and fill out the appropriate schedules on pages 5 - 11 of this return. Additionally, Schedules 1 and 2 must be completed for all transfers.

- ☐ ... Arms length transfer
- ☐ ... Transfer in exercise of option to purchase
- ☐ ... Transfer from cooperative sponsor to cooperative corporation
- ☐ ... Transfer by referee or receiver (complete Schedule A, page 5)
- ☐ ... Transfer pursuant to marital settlement agreement or divorce decree
- ☐ ... Deed in lieu of foreclosure (complete Schedule C, page 6)
- ☐ ... Transfer pursuant to liquidation of an entity (complete Schedule D, page 6)
- ☒ ... Transfer from principal to agent, dummy, strawman or conduit or vice-versa (complete Schedule E, page 7)
- ☐ ... Transfer pursuant to trust agreement or will (attach a copy of trust agreement or will)
- ☐ ... Gift transfer not subject to indebtedness
- ☐ ... Gift transfer subject to indebtedness
- ☐ ... Transfer to a business entity in exchange for an interest in the business entity (complete Schedule F, page 7)
- m. ☐ ... Transfer to a governmental body
- n. ☐ ... Correction deed
- o. ☐ ... Transfer by or to a tax exempt organization (complete Schedule G, page 8)
- p. ☐ ... Transfer of property partly within and partly without NYC
- q. ☐ ... Transfer of successful bid pursuant to foreclosure
- r. ☐ ... Transfer by borrower solely as security for a debt or a transfer by lender solely to return such security
- s. ☐ ... Transfer wholly or partly exempt as a mere change of identity or form of ownership (complete Schedule M, page 9)
- t. ☐ ... Transfer to a REIT or to a corporation or partnership controlled by a REIT (complete Schedule R, pages 10 and 11)
- u. ☐ ... Other transfer in connection with financing (describe): ____________
- v. ☒ ... Other (describe): Memorandum of Sublease (Unit Severance Lease)

RTF YC40825F.1

Form NYC-RPT

Pa

● TYPE OF PROPERTY (✓)

- a. ☐ 1 - 3 family house
- b. ☐ Individual residential condominium unit
- c. ☐ Individual cooperative apartment
- d. ☐ Commercial condominium unit
- e. ☐ Commercial cooperative
- f. ☐ Apartment building
- g. ☒ Office building
- h. ☐ Industrial building
- i. ☐ Utility
- j. ☒ OTHER (describe): Development Site

● TYPE OF INTEREST (✓)

Check box at LEFT if you intend to record a document related to this transfer. Check box at RIGHT if you do not intend to record a document related to this transfer.

	REC.		NON REC.
a.	☐	Fee	☐
b.	☒ *	Leasehold Grant	☐
c.	☐	Leasehold Assignment or Surrender	☐
d.	☐	Easement	☐
e.	☐	Development Rights	☐
f.	☐	Stock	☐
g.	☐	Partnership interest	☐
h.	☐	OTHER (describe):	☐

* Memorandum of Sublease (Unit Severance Lease)

SCHEDULE 1 - DETAILS OF CONSIDERATION

COMPLETE THIS SCHEDULE FOR ALL TRANSFERS AFTER COMPLETING THE APPROPRIATE SCHEDULES ON PAGES 5 THROUGH 11. ENTER "ZERO" ON LINE THE TRANSFER REPORTED WAS WITHOUT CONSIDERATION.

1.	Cash	● 1.	
2.	Purchase money mortgage	● 2.	
3.	Unpaid principal of pre-existing mortgage(s)	● 3.	
4.	Accrued interest on pre-existing mortgage(s)	● 4.	
5.	Accrued real estate taxes	● 5.	
6.	Amounts of other liens on property	● 6.	
7.	Value of shares of stock or of partnership interest received	● 7.	
8.	Value of real or personal property received in exchange	● 8.	
9.	Amount of Real Property Transfer Tax and/or other taxes or expenses of the grantor which are paid by the grantee	● 9.	
10.	Other (describe):	● 10.	
11.	**TOTAL CONSIDERATION** (add lines 1 through 10 - must equal amount entered on line 1 of Schedule 2) (see instructions) See attached Settlement Agreement	● 11.	0

See instructions for special rules relating to transfers of cooperative units, liquidations, marital settlements and transfers of property to a business entity in return for an interest in the entity.

SCHEDULE 2 - COMPUTATION OF TAX

			Payment Enclosed
A.	**Payment**	Pay amount shown on line 14 - Make check payable to: *NYC Department of Finance*	
1.	Total Consideration (from line 11, above)	● 1.	0
2.	Excludable liens (see instructions)	● 2.	
3.	Consideration (Line 1 less line 2)	● 3.	
4.	Tax Rate (see instructions)	● 4.	
5.	Percentage change in beneficial ownership (see instructions)	● 5.	
6.	Taxable consideration (multiply line 3 by line 5)	● 6.	0
7.	Tax (multiply line 6 by line 4)	● 7.	0
8.	Credit (see instructions)	● 8.	
9.	Tax due (line 7 less line 8) (if the result is negative, enter zero)	● 9.	0
10.	Interest (see instructions)	● 10.	
11.	Penalty (see instructions)	● 11.	
12.	Total tax due (add lines 9, 10 and 11) See attached Settlement Agreement	● 12.	0
13.	Filing Fee	● 13.	25
14.	**Total Remittance Due** (line 12 plus line 13)	● 14.	25

STF YC40825F 2

rm NYC-RPT
Page 3

SCHEDULE 3 - TRANSFERS INVOLVING MULTIPLE GRANTORS AND/OR GRANTEES OR A PARTNERSHIP ▼

NOTE | If additional space is needed, attach copies of this schedule or an addendum listing all of the information required below.

GRANTOR(S)/PARTNER(S)

NAME
PERMANENT MAILING ADDRESS AFTER TRANSFER
CITY AND STATE | ZIP CODE
SOCIAL SECURITY NUMBER
OR
EMPLOYER IDENTIFICATION NUMBER

NAME
PERMANENT MAILING ADDRESS AFTER TRANSFER
CITY AND STATE | ZIP CODE
SOCIAL SECURITY NUMBER
OR
EMPLOYER IDENTIFICATION NUMBER

NAME
PERMANENT MAILING ADDRESS AFTER TRANSFER
CITY AND STATE | ZIP CODE
SOCIAL SECURITY NUMBER
OR
EMPLOYER IDENTIFICATION NUMBER

NAME
PERMANENT MAILING ADDRESS AFTER TRANSFER
CITY AND STATE | ZIP CODE
SOCIAL SECURITY NUMBER
OR
EMPLOYER IDENTIFICATION NUMBER

GRANTEE(S)/PARTNER(S)

NAME
PERMANENT MAILING ADDRESS AFTER TRANSFER
CITY AND STATE | ZIP CODE
SOCIAL SECURITY NUMBER
OR
EMPLOYER IDENTIFICATION NUMBER

NAME
PERMANENT MAILING ADDRESS AFTER TRANSFER
CITY AND STATE | ZIP CODE
SOCIAL SECURITY NUMBER
OR
EMPLOYER IDENTIFICATION NUMBER

NAME
PERMANENT MAILING ADDRESS AFTER TRANSFER
CITY AND STATE | ZIP CODE
SOCIAL SECURITY NUMBER
OR
EMPLOYER IDENTIFICATION NUMBER

NAME
PERMANENT MAILING ADDRESS AFTER TRANSFER
CITY AND STATE | ZIP CODE
SOCIAL SECURITY NUMBER
OR
EMPLOYER IDENTIFICATION NUMBER

STF YC40825F.3

m NYC-RPT
Page

GRANTOR'S ATTORNEY

Name of Attorney			Telephone Number	
Lary S. Wolf, Esq., Roberts & Holland LLP			(212) 903-8719	
Address (number and street)		**City and State**		**Zip Code**
825 Eighth Avenue, 37th Floor		New York, NY		10019-7416
EMPLOYER IDENTIFICATION NUMBER	13-1833405	OR	SOCIAL SECURITY NUMBER	

GRANTEE'S ATTORNEY

Name of Attorney			Telephone Number	
Lary S. Wolf, Esq., Roberts & Holland LLP			(212) 903-8719	
Address (number and street)		**City and State**		**Zip Code**
825 Eighth Avenue, 37th Floor		New York, NY		10019-7416
EMPLOYER IDENTIFICATION NUMBER	13-1833405	OR	SOCIAL SECURITY NUMBER	

CERTIFICATION

GRANTOR

vorn to and subscribed to

fore me on this __________ day

__________________ , ________

gnature of Notary

otary's stamp or seal

See attached Signature Rider

EMPLOYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER

Name of Grantor

Signature of Grantor

GRANTEE

Sworn to and subscribed to

before me on this __________ day

of __________________ , ________ .

Signature of Notary

Notary's stamp or seal

See attached Signature Rider

EMPLOYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER

Name of Grantee

Signature of Grantee

GRANTEE: To ensure that your property and water/sewer tax bills are sent to the proper address y must complete the Registration forms included in this packet. Owner's Registration Ca can also be obtained by calling the Department of Finance at (718) 935-6153.

YC40825F.4

NYC-RPT Page 5

SCHEDULE A - TRANSFER BY REFEREE OR RECEIVER

The consideration for a transfer by a referee or receiver under foreclosure or execution is the amount bid for the property or economic interest therein and the costs paid by the purchaser, plus the amount of any pre-existing mortgages, liens or other encumbrances remaining on the property after the transfer, whether or not the underlying indebtedness is assumed.

1. Was this transfer the result of a court ordered sale pursuant to foreclosure or execution? (✓) ☐ YES ☐ NO
   If "YES," complete lines 2a through 2f below. If "NO," complete line 3 below.

2a. Status of grantee: (✓)
☐ Nominee of plaintiff ☐ Plaintiff in foreclosure action ☐ Assignee of plaintiff ☐ Transferee of successful bidder
☐ Other (describe): ____________

2b. Priority of mortgage foreclosed upon: → ☐ first ☐ second ☐ third or other

2c. Amount of foreclosure judgment ...... 2c. $ ________

2d. Price bid by grantee (enter here and on Schedule 1. See instructions) .... 2d. ________

2e. Costs paid by grantee (enter here and on line 10, Schedule 1) .... 2e. ________

2f. Amount of remaining mortgages, liens or other encumbrances (enter here and on Schedule 1. See instructions) .... 2f. ________

3. If the answer to line 1 above is "NO", state the reason for this transfer: ____________

SCHEDULE B - TRANSFER OF SHARES OF STOCK IN A COOPERATIVE HOUSING CORPORATION

A. Name and address of cooperative housing corporation: ____________

Zip Code: ________

B. 1) Is this an initial transfer of shares from either a cooperative housing corporation or a sponsor? (✓) .... ☐ YES ☐ NO

2) If "YES," enter the date the NYC Real Property Transfer Tax was paid on the transfer of land and/or building to the cooperative housing corporation .... MONTH DAY YEAR

If this initial transfer is more than 2 years from the above date, enter the date the first of these initial transfers was made .... MONTH DAY YEAR

C. Is this a transfer of an individual unit in a housing company organized and operating pursuant to the provisions of articles two, four, five, or eleven of the Private Housing Finance Law? (✓) .... ☐ YES ☐ NO

If "YES," you are not subject to the Real Property Transfer Tax. However, you must file a return.

NOTE	If you answered "YES," to question B above, you may be entitled to a credit. Complete lines 1 through 4 below. If you answered "NO," to question B above, you are not entitled to a credit.

CREDIT CALCULATION

1. Enter the amount of NYC Real Property Transfer Tax paid on conveyance of underlying real property to cooperative housing corporation .... 1. ________
2. Enter the number of shares transferred in this transaction .... 2. ________
3. Enter the total number of outstanding shares of the cooperative housing corporation including any shares held by the corporation .... 3. ________
4. Amount of credit (divide line 2 by line 3 and multiply the result by line 1. Enter here and on line 8, Schedule 2) .... 4. ________

STF YC40825F.5

Form NYC-RPT

Pa

SCHEDULE C - TRANSFER IN LIEU OF FORECLOSURE

NOTE: A conveyance by a defaulting mortgagor to the mortgagee (or to a nominee or assignee of the mortgagee) in consideration of the cancellation of the mortg debt is taxable. The consideration is the amount of the outstanding mortgage debt and unpaid accrued interest, plus the amount of any other mortgages, l or encumbrances remaining on the property or economic interest or the underlying real property after the transfer, whether or not the underlying indebtedn is assumed and irrespective of whether the cancellation of the mortgage was recorded.

1. Status of grantee: (✓)
   - ☐ Mortgagee
   - ☐ Nominee of mortgagee
   - ☐ Assignee of mortgagee
   - ☐ Other (describe): ______
2. Priority of mortgage in default: ☐ first ☐ second ☐ third or other
3. Amount of debt owed by grantor to mortgagee at time of transfer:
   a. Outstanding principal (enter here and on line 3 of Schedule 1) .... 3a. ______
   b. Accrued interest (enter here and on line 4 of Schedule 1) .... 3b. ______
4. Amount of mortgages, liens or other encumbrances remaining on the real property or economic interest therein after the transfer (enter here and on Schedule 1. See instructions) . 4. ______

SCHEDULE D - TRANSFER PURSUANT TO PARTIAL OR COMPLETE LIQUIDATION OF CORPORATION, PARTNERSHIP OR OTHER ENTITY

SEE INSTRUCTIONS AND SCHEDULE M.

NOTE: A distribution of real property or an economic interest therein within 12 months of liquidation of the distributing entity is presumed tc be a distribution in liquidation. *Attach a balance sheet reflecting the grantor's assets and liabilities at the time of the liquidation.*

COMPUTATION OF TAX BASE

1. Fair market value of real property or economic interest therein at the time of liquidation ..... 1. ______
2. Amount of mortgages or other liens or encumbrances on real property or economic interest therein .... 2. ______
3. Tax base: Compare line 1 and line 2, enter the greater of the two here and on line 11, Schedule 1 . 3. ______

IF, PURSUANT TO THE INSTRUCTIONS, YOU ARE FILING MORE THAN ONE SCHEDULE D, IDENTIFY THE PROPERTY THAT THIS SCHEDULE D REFERS TO.

BOROUGH	BLOCK	LOT	ADDRESS	FAIR MARKET VALUE

STF YC40825F 6

Form NYC-RPT Page 7

SCHEDULE E - TRANSFER BY OR TO AN AGENT, DUMMY, STRAWMAN OR CONDUIT

NOTE: A transfer from an agent, dummy, strawman or conduit to a principal or from a principal to an agent, dummy, strawman or conduit is exempt from the Real Property Transfer Tax. Complete questions 1 through 8 below to establish the claim of exemption.

1. Name and address of party from whom the property or economic interest was acquired by grantor: 42nd St. Development Project, Inc. 633 Third Avenue, New York, NY 10017
2. Date of acquisition: See attached Settlement Agreement
3. Is this conveyance either a transfer from an agent to a principal or from a principal to an agent? (✓) ☒ YES ☐ NO
   If "YES," attach a copy of agency agreement or affidavit of explanation. See attached Settlement ~~Agreement~~
4. Amount of Real Property Transfer Tax paid upon acquisition by grantor See attached Settlement Agreement
5. Is this transfer part of a transfer to and from a corporation for the sole purpose of acquiring mortgage financing? (✓) ☐ YES ☒ NO
6. Is this transfer to a dummy, strawman, or conduit from a principal or vice versa? (✓) ☒ YES ☐ NO
7. If this is a transfer to an agent, dummy, strawman, or conduit, is the grantee actively engaged in a business? (✓) ☐ YES ☐ NO
8. If the answers to questions 3, 5, 6 and 7 above are all "NO," describe the relationship of the grantor and the grantee and the purpose of the transfer: ______

SCHEDULE F - TRANSFER TO BUSINESS ENTITY IN RETURN FOR AN INTEREST IN THE BUSINESS ENTITY

SEE SCHEDULE M AND INSTRUCTIONS.

NOTE: A transfer of property or an economic interest therein to a corporation in exchange for shares of its capital stock may be taxable, even where there is no simultaneous exchange of shares of stock for the real property or economic interest therein, if the transfer is part of a plan to form a corporation for the purpose of holding the property or economic interest therein. A transfer to a partnership as a contribution of partnership assets may be similarly taxable.

1. Relationship of grantee to grantor(s) immediately after the transfer: (✓)
   - ☐ Corporation wholly owned by grantor(s)
   - ☐ Partnership consisting wholly of grantor(s)
   - ☐ Corporation owned by grantor(s) and other(s)
   - ☐ Partnership consisting of grantor(s) and other(s)
   - ☐ Other (describe): ______
2. If this transfer has more than one grantor, state the percentage of interest transferred by each grantor. (If the grantor is a partnership or limited partnership, state the percentage of interest transferred by each individual partner or limited partner.)

Name	Percentage of interest
	%
	%
	%

3. Date of formation of grantee business .... 3.
4. Fair market value of the real property or economic interest therein at time of transfer .... 4.
5. Basis used for depreciation of the real property on federal tax return by the grantor before this transfer .... 5.
6. Basis to be used for depreciation of the real property on federal tax return by the grantee after this transfer .... 6.
7. Amount of mortgages, liens or encumbrances on the real property transferred .... 7.
8. Other consideration received from the business entity (attach schedule) .... 8.
9. Value of shares of stock or partnership interest received in exchange for the real property or interest therein (line 4 less the sum of lines 7 and 8) (enter here and on line 7, Schedule 1) .. 9.

STF YC40825F.7

Form NYC-RPT

Pa

SCHEDULE G - TRANSFER BY OR TO A TAX EXEMPT ORGANIZATION

NONPROFIT ORGANIZATIONS PLEASE REFER TO THE INSTRUCTIONS "EXEMPTIONS FROM THE TRANSFER TAX"

NOTE A transfer by or to an eligible tax exempt organization is exempt from the Real Property Transfer Tax. To be eligible, an organization must be operated exclus for religious, charitable or educational purposes and must provide proof of the organization's tax exempt status. If claiming tax exempt status, please ans questions 1 and 2. Additionally, the organization must provide copies of any letters granting an IRS or New York State sales tax exemption or New York (exemption and ATTACH AN AFFIDAVIT stating whether such an exemption remains in effect.

1. Is the grantor or grantee an organization exempt from taxation pursuant to IRS Code Section 501(c)(3)? (✓) .... ☐ YES ☐
   If "YES", attach a copy of of the letter from the U.S. Treasury Department granting the exemption.
2. Has the grantor or grantee received an exemption from sales tax from the NYS Department of Taxation and Finance? (✓) ☐ YES ☐
   If "YES", attach a copy of the letter from the NYS Department of Taxation and Finance granting the exemption.

SCHEDULE H - TRANSFER OF CONTROLLING ECONOMIC INTEREST

A. Name, address and Employer Identification Number (EIN) of entity with respect to which a controlling economic interest has been transferred:

Name: __________

Address: __________

Zip Code: __________

EIN ☐

NOTE If the real property that is the subject of this transfer is owned by an entity other than the entity listed above, check (✓) the box and attach a schedule listing the name, address and Employer Identification Number of the entity. ☐

B. Total percentage of economic interest transferred in this transaction	B.	%
C. Total percentage of economic interest transferred by this grantor(s) or others in related transfers or pursuant to plan (including this transaction)	C.	%
D. Total percentage of economic interest transferred by this grantor(s) or others within the preceding three years (including this transaction)	D.	%
E. Total percentage of economic interest acquired by this grantee(s) or others in related transfers or pursuant to plan (including this transaction)	E.	%
F. Total percentage of economic interest acquired by this grantee(s) or others within the preceding three years (including this transaction)	F.	%

NOTE If any of the above percentages is 50% or more, complete lines 1 and 2 below and Schedules 1 and 2. Attach a rider explaining apportionment of consideration.

COMPUTATION OF CONSIDERATION

1. Total consideration for this transfer	1.		
2. Amount apportioned to item of NYC real property or interest therein (see instructions)	2.		

STF YC40825F 8

s

SCHEDULE M – MERE CHANGE OF FORM TRANSFERS

For transfers occurring on or after June 9, 1994, a transfer that represents a mere change in identity or form of ownership or organization is not taxable to the extent the beneficial ownership of the real property or economic interest therein remains the same. (See instructions) ATTACH COPIES OF ALL RELEVANT DOCUMENTS.

For each person or entity who, prior to the transaction being reported on this Schedule M, owned a beneficial interest in the property or economic interest therein transferred, report above the percentage of beneficial interest in that real property or economic interest therein owned by that owner before and after the transfer, and describe the relationship of each beneficial owner to the grantor and grantee. Attach additional pages, if necessary.

If, for any owner, the amount reported in column D is less than the amount reported in column E, enter zero in column F.

A	B	C	D		E		F
	(attach rider if necessary)		PERCENTAGE INTEREST
	RELATIONSHIP	RELATIONSHIP					CHANGE
1. NAME OF BENEFICIAL OWNER	TO GRANTOR	TO GRANTEE	BEFORE		AFTER		D minus E
				%		%

2. TOTAL CHANGE (total of column F) Enter here and on Schedule 2, line 5.

SCHEDULE R - REAL ESTATE INVESTMENT TRUST TRANSFERS   ▼

Real Estate Investment Trust Transfers (“REIT Transfers”) are taxed at one-half of the otherwise applicable rate. (NYC Administrative Code Section 11-2102(e)) Attach a copy of the prospectus to Form NYC-RPT and write “REIT Transfer” on the top of the first page of Form NYC-RPT. If you are filing Form NYC-RPT reporting a REIT Transfer that qualifies as a mere change in identity or form of ownership or organization, you must also complete Schedule M.

General Information

REIT TRANSFER

A REIT Transfer is any deed or other instrument or transaction conveying or transferring real property or an economic interest in real property to a Real Estate Investment Trust as defined in Section 856 of the Internal Revenue Code (a “REIT”), or to a partnership or corporation in which a REIT owns a controlling interest immediately following the transaction and any issuance or transfer of an interest in a REIT or in such a partnership or corporation in connection with such a transaction, provided either:

1.	the transaction occurs on or after June 9, 1994 in connection with the initial formation of the REIT and conditions 1(a), 2 and 3 below are met, or

2.

the transaction occurs on or after July 13, 1996 and before September 1, 2002 (or after August 30, 2002 if the transfer is made pursuant to a binding written contract entered into before September 1, 2002, with a REIT or a partnership or corporation in which the REIT owns a controlling interest, and the date of execution of that contract is confirmed by independent evidence satisfactory to the Department), and conditions 1(b) and 2 below are met.

For a definition of “controlling interest”, see General Information for Form NYC-RPT, “Imposition of Tax.”

CONDITIONS

1	a.

The value of the ownership interests in the REIT or in the partnership or corporation controlled by the REIT received by the grantor as consideration for the transaction must be equal to 40 percent or more of the excess of the value of the total consideration received over the amount of mortgages and other liens and encumbrances on the property or on the grantor’s economic interest in the property, other than mortgages and other liens and encumbrances created in contemplation of the formation of the REIT.

b.

This condition is the same as Condition 1(a), except that the value of the ownership interests received as consideration must be equal to at least 50 percent rather than 40 percent of the excess of the total consideration received over mortgages and other liens and [ILLEGIBLE] on the property or economic interest transferred excluding mortgages and other liens or encumbrances created in contemplation of the transaction reported on this Schedule

Use the worksheet on the following page of this Schedule to make this determination.

2.

The interests in the REIT or in the partnership or corporation controlled by the REIT may not be transferred by the grantor owners of the grantor within two years following the date of [ILLEGIBLE]  transaction other than transfers within the two-year period resulting from the death of an individual grantor or owner of a grantor.

3.	At least 75 percent of the cash proceeds of the initial public offering of REIT shares must be used for the following:

	a.	payments on loans secured by an interest in the real property or an economic interest therein owned directly or indirectly by the REIT, or payments into reserves therefore

	b.	capital improvements to real property owned directly or indirectly by the REIT, or payments into reserves therefore

c.

brokerage fees and commissions, professional fees and payments to or on behalf of a tenant as an inducement to enter into a lease or sublease of real property owned directly or indirectly by the REIT, or payments into [ILLEGIBLE] therefor; or

	d.	payments to acquire real property or an economic interest therein other than an acquisition that would qualify as a REIT Transfer without regard to this condition 3.

If condition 2 or 3, where applicable, ceases to be met after this Schedule R is filed, an amended Form NYC-RPT must be filed and any additional tax due must be paid.

Page 11

Form NYC-RPT

WORKSHEET FOR CONDITIONS 1(a) and 1(b)

1. *Add* lines 1, 2, 7, 8, 9 and 10 from Form NYC-RPT, Schedule 1 and enter total here .... 1. $ ______

2a. *Enter* total number of REIT shares received .... a. ______

b. *Enter* maximum number of REIT shares into which ownership interests may be converted .... b. ______

c. *Add* lines a and b .... c. ______

d. *Enter* offering price per share of REIT shares on the date of the transaction reported .... d. ______

e. *Multiply* line 2c by line 2d .... e. ______

f. *Enter* value of ownership interests received not convertible into REIT shares .... f. ______

g. *Add* lines e and f .... 2g. ______

3. *Multiply* line 1 by .40 for condition 1(a) or .50 for condition 1(b) .... 3. ______

- If line 3 is greater than line 2g, the transaction does not qualify as a REIT transfer. DO NOT FILE THIS SCHEDULE. You must file Form NYC-RPT and compute your tax due on Schedule 2.
- If line 3 is less than or equal to line 2g, the transaction will qualify as a REIT Transfer, provided the other conditions are met. You should complete Form NYC-RPT substituting on line 4 of Schedule 2:
  - *.5%* instead of 1%;
  - *.7125%* instead of 1.425%;
  - *1.3125%* instead of 2.625%

SEE INSTRUCTIONS TO DETERMINE WHICH TAX RATE APPLIES

Instructions for Completing Worksheet

LINE 1

Where the value of the underlying property transferred or interest therein is used in determining the consideration for a REIT Transfer, you may, but are not required to, report as the value of the real property or interest therein (Form NYC-RPT, Schedule 1, line 7), the estimated market value as determined by the Department of Finance as reflected on the most recent Notice of Assessment issued by the Department. *(See Statements of Audit Procedure 93-2-GCT/RPTT, 3/1/93 and 95-1-GCT/RPTT, 7/28/95)* Add to the amount reported on line 1 the amount of any mortgages and other liens and encumbrances created in contemplation of the formation of the REIT in the case of condition 1(a) or in contemplation of the transaction reported on this Schedule R in the case of condition 1(b).

LINE 2

If the grantor received REIT shares as consideration for the transfer, enter on line 2a the number of REIT shares received. If the grantor received interests in a partnership or corporation controlled by the REIT that may be converted into REIT shares, enter on line 2b the maximum number of REIT shares into which such interests may be converted and attach an explanation of the terms of the conversion. If the grantor received interests that may be converted into REIT shares but you believe that the offering price for the REIT shares into which such interests may be converted is not a proper measurement of the value of the interests received, do not complete line 2b. Instead, attach an explanation of the terms of the conversion and enter on line 2f the fair market value of the interests received. If the grantor received interests in a partnership or corporation controlled by the REIT that cannot be converted into REIT shares at any time, enter on line 2f the fair market value of the interests received. If you enter an amount on line 2f, attach an explanation of the method used for determining the value of the interests received.

CERTIFICATION

I swear or affirm under penalties of perjury that the grantor has no present intention to transfer or convey the REIT shares or interests in a partnership or corporation controlled by the REIT received by the grantor as consideration in the transaction reported on this Schedule R within two years of the date of the transfer, other than a distribution of such shares or interests to the partners or shareholders of the grantor, and that, to the best of my knowledge, condition 3 above regarding the use of the cash proceeds of the REIT offering will be satisfied, if applicable. I further swear or affirm that I will file an amended Form NYC-RPT and pay any additional tax due if any such transfer or conveyance occurs within such two-year period or if condition 3 above, if applicable, ceases to be met.

GRANTOR

______
Signature of Notary

______
Name of Grantor

______
Signature of Grantor

Notary's stamp or seal

GRANTEE

______
Signature of Notary

______
Name of Grantee

______
Signature of Grantee

Notary's stamp or seal

STF YC40625F.11

Form NYC-RPT - Real Property Transfer Tax Return
RIDER - CERTIFICATION GRANTOR

I swear or affirm that this return, including any accompanying schedules, affidavits and attachments, has been examined by me and is, to the best of my knowledge, a true and complete return made in good faith, pursuant to Title 11, Chapter 21 of the Administrative Code and the regulations issued thereunder.

Employer Identification Number:	52-2361085

Name of Grantor:	THE NEW YORK TIMES BUILDING LLC

Signature of Grantor:

By: NYT Real Estate Company LLC, Member
Employer Identification Number: 13-1102020

By:	/s/ David A. Thurm
Name:	David A. Thurm
Title:	Manager

By: FC Lion LLC, Member
Employer Identification Number:	31-1813969

By: FC 41st Street Associates, LLC, its managing member

By: RRG 8 South, Inc., its managing member

By:	/s/ David L. Berliner
Name: David L. Berliner
Title: Sr. Vice President

Sworn to and subscribed to

before me on this 12th day	COURTNEY CLERET SEIBERT
Notary Public - State of New York
of December, 2001.	No. 01SE6049249
Qualified in New York County
My Commission Expires October 10, 2002
/s/ COURTNEY CLERET SEIBERT
Signature of Notary

Form NYC-RPT - Real Property Transfer Tax Return
 RIDER - CERTIFICATION GRANTEE

I swear or affirm that this return, including any accompanying schedules, affidavits and attachments, has been examined by me and is, to the best of my knowledge, a true and complete return made in good faith, pursuant to Title 11, Chapter 21 of the Administrative Code and the regulations issued thereunder.

Employer Identification Number:	13-1102020

Name of Grantor:	NYT Real Estate Company LLC

Signature of Grantor:

By:	/s/ David A. Thurm
	Name:	David A. Thurm
	Title:	Manager

Sworn to and subscribed to

before me on this 12th day	COURTNEY CLERET SEIBERT
Notary Public - State of New York
of December, 2001.	No. 01SE6049249
Qualified in New York County
My Commission Expires October 10, 2002
/s/ COURTNEY CLERET SEIBERT
Signature of Notary